    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 29, 2000


                                                               FILE NO.  33-7647
                                                               FILE NO. 811-4782
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 66

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 67

                                 REPUBLIC FUNDS
               (Exact Name of Registrant as Specified in Charter)

                  3435 Stelzer Road, Columbus, Ohio 43219-3035
                     (Address of Principal Executive Office)

               Registrant's Telephone Number, including Area Code:
                                 (614) 470-8000

                                 Walter B. Grimm
                  3435 Stelzer Road, Columbus, Ohio 43219-3035
               (Name and address of agent for service of process)

                                    Copy to:

                             Allan S. Mostoff, Esq.
                             Dechert Price & Rhoads
                  1775 Eye Street, N.W., Washington, D.C. 20006

                        --------------------------------

 It is proposed that this filing will become effective immediately upon filing pursuant to Rule 485(b)

                        --------------------------------

      If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      The Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1933, as amended. The Registrant has filed Rule 24f-2 notices with respect to its series as follows: Republic U.S. Government Money Market Fund (for its fiscal year ended September 30, 1997) on December 23, 1997; Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund for their fiscal years ended October 31, 1997 on January 27, 1998.

                                EXPLANATORY NOTE

      This post-effective amendment no. 66 (the "Amendment") to the Registrant's registration statement on Form N-1A (File no. 33-7647) (the "Registration Statement") is being filed to amend the Registrant's disclosure with respect to
(i) the Class A, Class B, Class C, Class D, and Class Y shares of the Republic Money Market Fund, the Republic U.S. Government Money Market Fund, and the New York Tax-Free Money Market Fund; (ii) the Class A, Class B, and Class C Shares of the Republic New York Tax-Free Bond Fund, the Republic Equity Fund, the Republic Bond Fund, the Republic Overseas Equity Fund, and the Republic Opportunity Fund; and (iii) the Class Y Shares of the Republic New York Tax-Free Bond Fund and the Republic Equity Fund. The Amendment does not affect any other class of shares of series of the Registrant, which are the subject of other post-effective amendments to the Registration Statement. The prospectus and statement of additional information that includes disclosure regarding the Class Y Shares of the Republic New York Tax-Free Bond Fund and the Republic Equity Fund are included as a part of the Amendment in a combined prospectus that relates not only to the Class Y Shares of the Funds but also to 3 series of the Republic Advisor Funds Trust.

                                REPUBLIC
                            MONEY MARKET FUND


                                REPUBLIC
                             U.S. GOVERNMENT
                            MONEY MARKET FUND


  PROSPECTUS
  FEBRUARY 29, 2000

                                REPUBLIC
                            NEW YORK TAX-FREE
                            MONEY MARKET FUND


                          REPUBLIC FAMILY OF FUNDS

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
         REPUBLIC FUNDS         TABLE OF CONTENTS


                           [LOGO]  RISK/RETURN SUMMARY AND FUND EXPENSES
----------------------------------------------------------------------------------------
Carefully review this                3  Republic Money Market Fund
important section, which             9  Republic U.S. Government Money Market Fund
summarizes each Fund's              15  Republic New York Tax-Free Money Market Fund
investments, risks, past
performance, and fees.

                           [LOGO]  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
----------------------------------------------------------------------------------------
Review this section for             22  Republic Money Market Fund
information on investment           23  Republic U.S. Government Money Market Fund
strategies and risks.               24  Republic New York Tax-Free Money Market Fund

                           [LOGO]  FUND MANAGEMENT
----------------------------------------------------------------------------------------
Review this section                 28  The Investment Adviser
for details on                      28  The Distributor and Administrator
the people and
organizations who provide
services to the Funds.

                           [LOGO]  SHAREHOLDER INFORMATION
----------------------------------------------------------------------------------------
Review this section for             29  Pricing of Fund Shares
details on how                      30  Purchasing and Adding to Your Shares
shares are valued, and              33  Selling Your Shares
how to purchase,                    35  General Policies on Selling Shares
sell and exchange shares.           37  Distribution Arrangements/Sales Charges
This section also describes         41  Exchanging Your Shares
related charges and                 42  Dividends, Distributions and Taxes
payments of dividends
and distributions.

                           [LOGO]  FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------
Review this section                 45  Republic Money Market Fund
for details on selected             48  Republic U.S. Government Money Market Fund
financial statements                51  Republic New York Tax-Free Money Market Fund
of the Funds.


                           [LOGO]  TAX EQUIVALENT YIELD TABLES
----------------------------------------------------------------------------------------

Republic Money Market Fund
Risk/Return Summary and Fund Expenses [LOGO]

The following is a summary of certain key information about the Funds. You will find additional information about the Funds, including a detailed description of the risks of an investment in the Funds, after this summary.


                                   REPUBLIC MONEY MARKET FUND

INVESTMENT OBJECTIVE               The investment objective of the Money Market
                                   Fund is to provide shareholders of the Fund
                                   with liquidity and as high a level of current
                                   income as is consistent with the preservation
                                   of capital.

PRINCIPAL                          The Fund seeks to achieve its investment
INVESTMENT STRATEGIES              objective by investing the assets of the Fund
                                   in a portfolio of high quality money market
                                   instruments with maturities of 397 days or
                                   less and a dollar-weighted average portfolio
                                   maturity of 90 days or less, and repurchase
                                   agreements with respect to these types of
                                   obligations.

                                   The Fund invests primarily in bank
                                   certificates of deposit, bankers'
                                   acceptances, prime commercial paper,
                                   corporate obligations, municipal obligations, and U.S. government securities.

                                   The Fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of financial institutions.

PRINCIPAL INVESTMENT RISKS         AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF
                                   HSBC BANK USA ('HSBC') AND IS NOT INSURED OR
                                   GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                                   CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
                                   ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE
                                   OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS
                                   POSSIBLE TO LOSE MONEY BY INVESTING IN THE
                                   FUND.

                                   Market Risk: The Fund's performance per share will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

                                   Interest Rate Risk: Changes in interest rates will affect the yield or value of the Fund's investments in debt securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall, the value of the Fund's investments may rise.

                                   Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation.

Republic Money Market Fund
Risk/Return Summary and Fund Expenses [LOGO]

WHO MAY WANT TO INVEST?            Consider investing in the Fund if you:
                                     Are seeking preservation of capital
                                     Have a low risk tolerance
                                     Are willing to accept lower potential returns
                                     in exchange for a high degree of safety
                                     Are investing for a short-term

                                   This Fund will not be appropriate for anyone:
                                     Seeking high total returns
                                     Pursuing a long-term goal or investing for retirement

                                   The investment objective and strategies of the Fund are not fundamental and may be changed without approval of Fund shareholders. If there is a change in the investment objective and strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Republic Money Market Fund
Risk/Return Summary and Fund Expenses [LOGO]



The bar chart on this page shows the Money Market Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.



The returns for Class B, Class C, Class D and Adviser (Class Y) Shares will differ from the Class A returns shown in the bar chart because of differences in expenses of each class.


                                                PERFORMANCE BAR
                                                CHART AND TABLE


                             Year-by-Year
                             Total Returns
                             as of 12/31
                             for Class A
                             Shares

                             1999
                             4.62%


                            Of course, past performance does not indicate how the Fund will perform in the future.

                            Best quarter:   Q4 Dec. 99 +1.22%
                            Worst quarter:  Q2 June 99 +1.07

Republic Money Market Fund
Risk/Return Summary and Fund Expenses [LOGO]



The table below lists the average annual total return for each class of shares for various time periods.


  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)



                             INCEPTION     PAST        SINCE
                                DATE       YEAR      INCEPTION
                           ---------------------------------------
  CLASS A                  Nov. 13, 1998    4.62%           4.66%
                           ---------------------------------------
  CLASS B
  (with applicable CDSC)   N/A               N/A            N/A*
                           ---------------------------------------
  CLASS C
  (with applicable CDSC)   N/A               N/A            N/A*
                           ---------------------------------------
  CLASS D                  Apr. 1, 1999      N/A            N/A'D'
                           ---------------------------------------
  ADVISER (CLASS Y)        Nov. 12, 1998    4.98%           5.01%
                           ---------------------------------------
  LIPPER MONEY MARKET
  FUNDS AVERAGE                             4.49%           4.49%**
                           ---------------------------------------



As of December 31, 1999 the 7-day yields of the Fund's Class A, B, C, D and Y shares were 5.34%, N/A, N/A, 5.50%, and 5.76%, respectively. For current yield information on the Fund, call 1-800-782-8183. The Money Market Fund's yield appears in the Wall Street Journal each Thursday.



* Average annual return information is not provided because there were no Class B or Class C shareholders as of the date of this Prospectus.



'D' Average annual return information is not provided because Class D shares were outstanding for less than one year.



**  Since October 31, 1998.

Republic Money Market Fund
Risk/Return Summary and Fund Expenses [LOGO]


MONEY MARKET FUND

As an investor in the Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

The Fund offers five different types of shares:

CLASS A SHARES (or 'Investor Shares') are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B AND CLASS C SHARES are not offered for sale but are only offered as an exchange option. See 'Exchanging your Shares.'

CLASS D SHARES (or 'Private Investor Shares') are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.


ADVISER (CLASS Y) SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y Shares are the Fund's Investment Adviser (HSBC) and its affiliates.

                                                             FEES AND EXPENSES


SHAREHOLDER
FEES
(FEES PAID
DIRECTLY FROM                  A        B        C        D        Y
YOUR INVESTMENT)             SHARES   SHARES   SHARES   SHARES   SHARES

Maximum sales charge (load)
on purchases                  None     None     None     None     None
----------------------------------------------------------------------
Maximum deferred sales
charge (load) on redemptions  None    4.00%    1.00%     None     None

ANNUAL FUND
OPERATING
EXPENSES
(EXPENSES THAT
ARE DEDUCTED                   A        B        C        D        Y
FROM FUND ASSETS)            SHARES   SHARES   SHARES   SHARES   SHARES
Management fee               0.20%    0.20%    0.20%    0.20%    0.20%
----------------------------------------------------------------------
Distribution
(12b-1) fee                  0.00%*   0.75%    0.75%    0.00%*    None
----------------------------------------------------------------------
 Shareholder
 servicing fees              0.60%    0.25%    0.25%    0.25%     None

 Other operating expenses    0.18%    0.18%    0.18%    0.18%    0.18%

Total other expenses:        0.78%    0.43%    0.43%    0.43%    0.18%
----------------------------------------------------------------------
Total Fund
operating expenses           0.98%    1.38%    1.38%    0.63%    0.38%
----------------------------------------------------------------------

The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.


 * There are 12b-1 plans for Class A and Class D Shares, which authorize payments up to .25% of the Fund's assets. To date, no payments under the 12b-1 plans have been made.

Republic Money Market Fund
Risk/Return Summary and Fund Expenses [LOGO]


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period (unless otherwise indicated) no changes in the Fund's operating expenses


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.
                                                   EXAMPLE

                        1      3       5        10
MONEY MARKET FUND      YEAR   YEARS   YEARS   YEARS
CLASS A SHARES         $100   $312    $542    $1,201
----------------------------------------------------
CLASS B SHARES
  Assuming
  Redemption           $540   $637    $755    $1,449
  Assuming no
  Redemption           $140   $437    $755    $1,449
----------------------------------------------------
CLASS C SHARES
  Assuming
  Redemption           $240   $437    $755    $1,657
  Assuming no
  Redemption           $140   $437    $755    $1,657
----------------------------------------------------
CLASS D SHARES         $ 64   $202    $351    $  786
----------------------------------------------------
CLASS Y SHARES         $ 39   $122    $213    $  480
----------------------------------------------------

Republic Money Market Fund
Risk/Return Summary and Fund Expenses [LOGO]


                                    REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVES               The investment objective of the U.S.
                                    Government Money Market Fund is to provide
                                    shareholders of the Fund with liquidity
                                    and as high a level of current income as
                                    is consistent with the preservation of
                                    capital.

PRINCIPAL                           The Fund seeks to achieve this investment
INVESTMENT STRATEGIES               objective by investing in obligations
                                    issued or guaranteed by the U.S.
                                    Government, its agencies or
                                    instrumentalities with maturities of 397
                                    days or less and a dollar-weighted average
                                    portfolio maturity of 90 days or less, and
                                    repurchase agreements with respect to such
                                    obligations.

                                    The Fund invests primarily in issues of
                                    the U.S. Treasury, such as bills, notes
                                    and bonds, and issues of U.S. Government agencies and instrumentalities established under the authority of an Act of Congress.

PRINCIPAL                           AN INVESTMENT IN THE FUND IS NOT A DEPOSIT
INVESTMENT RISKS                    OF HSBC AND IS NOT INSURED OR GUARANTEED
                                    BY THE FEDERAL DEPOSIT INSURANCE
                                    CORPORATION OR ANY OTHER GOVERNMENT
                                    AGENCY. ALTHOUGH THE FUND SEEKS TO
                                    PRESERVE THE VALUE OF YOUR INVESTMENT AT
                                    $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
                                    MONEY BY INVESTING IN THE FUND.

                                    Market Risk: The Fund's performance per
                                    share will change daily based on many
                                    factors, including national and
                                    international economic conditions and
                                    general market conditions.

                                    Interest Rate Risk: Changes in interest
                                    rates will affect the yield or value of
                                    the Fund's investments in debt securities.
                                    If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall, the value of the Fund's investments may rise.

                                    Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation.

Republic U.S. Government Money Market Fund
Risk/Return Summary and Fund Expenses      [LOGO]

WHO MAY WANT TO INVEST?             Consider investing in the Fund if you:

                                      Are seeking preservation of capital

                                      Have a low risk tolerance

                                      Are willing to accept lower potential
                                      returns in exchange for a high degree of safety

                                      Are investing for a short-term

                                    This Fund will not be appropriate for
                                    anyone:

                                      Seeking high total returns

                                      Pursuing a long-term goal or investing
                                      for retirement

                                    The investment objective and strategies of the Fund are not fundamental and may be changed without approval of Fund shareholders. If there is a change in the investment objective and strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Republic U.S. Government Money Market Fund
Risk/Return Summary and Fund Expenses      [LOGO]


The bar chart on this page shows the U.S. Government Money Market Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


The returns for Class B, Class C, Class D and Adviser (Class Y) Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.


                                              PERFORMANCE BAR
                                              CHART AND TABLE

                            Year-by-Year
                            Total Returns
                            as of 12/31
                            for Class A
                            Shares

               91      92      93      94      95      96      97      98      99
              5.59%   3.29%   2.78%   3.96%   5.44%   4.84%   4.95%   4.86%   4.30%

                            Of course, past performance does not indicate how the Fund will perform in the future.

                            Best quarter:   Q1 March 91     +1.60%
                            Worst quarter:  Q1 March 93     +0.64%

Republic U.S. Government Money Market Fund
Risk/Return Summary and Fund Expenses      [LOGO]

The table below lists the average annual total return for each class of shares for various time periods.


  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)




                             INCEPTION     PAST     PAST         SINCE
                                DATE       YEAR    5 YEARS     INCEPTION
                           ------------------------------------------------
  CLASS A                  May 3, 1990      4.30%   4.86%             4.67%
                           ------------------------------------------------
  CLASS B
  (with applicable CDSC)   Feb. 2, 1998     3.63%    N/A              3.67%
                           ------------------------------------------------
  CLASS C
  (with applicable CDSC)   N/A               N/A     N/A              N/A*
                           ------------------------------------------------
  CLASS D                  Apr. 1, 1999      N/A     N/A            N/A'D'
                           ------------------------------------------------
  ADVISER (CLASS Y)        July 1, 1996     4.66%   5.07%             4.78%
                           ------------------------------------------------
  LIPPER U.S. GOVERNMENT
  MONEY MARKET FUNDS
  AVERAGE**                                 4.44%   4.91%             3.76%
                           ------------------------------------------------



As of December 31, 1999 the 7-day yields of the Fund's Class A, B, C, D and Adviser (Class Y) Shares were 4.82%, 4.19%, N/A, 4.97% and 5.24%, respectively. For current yield information on the Fund, call 1-800-782-8183. The U.S. Government Money Market Fund's yield appears in the Wall Street Journal each Thursday.



* Average annual return information is not provided because there were no Class C shareholders as of the date of this Prospectus.



** Since May 31, 1990.



'D' Average annual return information is not provided because Class D Shares were outstanding for less than one calendar year. The information in the table provides some indication of the risks of investing in Class D Shares of the Fund by comparing the Fund's performance to a broad measure of market performance.

Republic U.S. Government Money Market Fund
Risk/Return Summary and Fund Expenses      [LOGO]


U.S. GOVERNMENT MONEY MARKET FUND

As an investor in the U.S. Government Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

The Fund offers five different types of shares:

CLASS A SHARES (or 'Investor Shares') are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B AND CLASS C SHARES are not offered for sale but are only offered as an exchange option. See 'Exchanging your Shares.'

CLASS D SHARES (or 'Private Investor Shares') are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.


ADVISER (CLASS Y) SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Adviser (Class Y) Shares are the Investment Adviser (HSBC) and its affiliates.

The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.


                                                   FEES AND EXPENSES


SHAREHOLDER
FEES
(FEES PAID DIRECTLY
FROM YOUR                  A        B        C        D        Y
INVESTMENT)              SHARES   SHARES   SHARES   SHARES   SHARES
Maximum sales charge
(load) on purchases       None     None     None     None     None
-------------------------------------------------------------------
Maximum deferred sales
charge (load) on
redemptions               None    4.00%    1.00%     None     None

ANNUAL FUND
OPERATING
EXPENSES
(EXPENSES THAT
ARE DEDUCTED               A        B        C        D        Y
FROM FUND ASSETS)        SHARES   SHARES   SHARES   SHARES   SHARES
Management fee           0.20%    0.20%    0.20%    0.20%    0.20%
-------------------------------------------------------------------
Distribution (12b-1) fee 0.00%*   0.75%    0.75%    0.00%*    None
-------------------------------------------------------------------
 Shareholder servicing
 fees                    0.60%    0.25%    0.25%    0.25%     None
 Other operating
 expenses                0.16%    0.16%    0.16%    0.16%    0.16%
Total other expenses:    0.76%    0.41%    0.41%    0.41%    0.16%
-------------------------------------------------------------------
Total Fund operating
expenses                 0.96%    1.36%    1.36%    0.61%    0.36%
-------------------------------------------------------------------



 * There are 12b-1 plans for Class A and Class D Shares, which authorize payments up to .25% of the Fund's assets. To date, no payments under the 12b-1 plans have been made.

Republic U.S. Government Money Market Fund
Risk/Return Summary and Fund Expenses      [LOGO]


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period (unless otherwise indicated)

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.



                                                              EXAMPLE

  U.S. GOVERNMENT
  MONEY MARKET            1       3       5        10
  FUND                   YEAR    YEARS   YEARS   YEARS
  CLASS A SHARES         $ 98    $306    $531    $1,178
  -----------------------------------------------------
  CLASS B SHARES
    Assuming
    Redemption           $538    $631    $745    $1,426
    Assuming no
    Redemption           $138    $431    $745    $1,426
  -----------------------------------------------------
  CLASS C SHARES
    Assuming
    Redemption           $238    $431    $745    $1,635
    Assuming no
    Redemption           $138    $431    $745    $1,635
  -----------------------------------------------------
  CLASS D SHARES         $ 62    $195    $340    $  762
  -----------------------------------------------------
  CLASS Y SHARES         $ 37    $116    $202    $  456
  -----------------------------------------------------

Republic New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses        [LOGO]


                                    REPUBLIC NEW YORK TAX-FREE MONEY MARKET
                                    FUND

INVESTMENT OBJECTIVE                The investment objective of the New York
                                    Tax-Free Money Market Fund is to provide
                                    shareholders of the Fund with liquidity
                                    and as high a level of current income that
                                    is exempt from federal, New York State and
                                    New York City personal income taxes as is
                                    consistent with the preservation of
                                    capital.

PRINCIPAL INVESTMENT                The Fund seeks to achieve this investment
STRATEGIES                          objective by investing the assets of the
                                    Fund primarily in a non-diversified
                                    portfolio of short-term, high quality,
                                    tax-exempt money market instruments.

                                    The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax.

                                    The Fund may invest more than 25% of the Fund's assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations if such investments meet the prescribed quality standards for the Fund (rated AA or higher by a Nationally Recognized
                                    Statistical Ratings Organization or of
                                    comparable quality).

Republic New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses        [LOGO]


PRINCIPAL                           AN INVESTMENT IN THE FUND IS NOT A DEPOSIT
INVESTMENT RISKS                    OF HSBC AND IS NOT INSURED OR GUARANTEED
                                    BY THE FEDERAL DEPOSIT INSURANCE
                                    CORPORATION OR ANY OTHER GOVERNMENT
                                    AGENCY. ALTHOUGH THE FUND SEEKS TO
                                    PRESERVE THE VALUE OF YOUR INVESTMENT AT
                                    $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
                                    MONEY BY INVESTING IN THE FUND.

                                    Market Risk: The Fund's performance per
                                    share will change daily based on many
                                    factors, including the quality of the
                                    instruments in the Fund's investment
                                    portfolio, national and international
                                    economic conditions and general market
                                    conditions.

                                    Interest Rate Risk: Changes in interest
                                    rates will affect the yield or value of
                                    the Fund's investments in debt securities.
                                    If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall, the value of the Fund's investments may rise.

                                    Concentration Risk: Because the Fund will concentrate its investments in New York obligations and may invest a significant portion of its assets in the securities of a single issuer or sector, the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

                                    Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation.
                                    Historically, New York State and other
                                    issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet their financial obligations. If such difficulties arise in the future, you could lose money on your investment.

                                    Tax Risk: The Fund may invest up to 20% of its total assets in obligations the interest income on which is subject to federal, New York State and New York City personal income tax. In addition, dividends attributable to interest on certain municipal obligations may be included in a shareholder's alternative minimum taxable income.

Republic New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses        [LOGO]

WHO MAY WANT TO INVEST?             Consider investing in the Fund if you:

                                      Are seeking tax-free income

                                      Are seeking preservation of capital

                                      Have a low risk tolerance

                                      Are willing to accept lower potential

                                      returns in exchange for a high degree of safety

                                      Are investing for a short-term
                                      Live in New York

                                    This Fund will not be appropriate for
                                    anyone:

                                      Seeking high total returns

                                      Pursuing a long-term goal or investing
                                      for retirement

                                      Investing through a tax-advantaged
                                      retirement plan

                                    The investment objective and strategies of the Fund are not fundamental and may be changed without approval of Fund shareholders. If there is a change in the investment objective and strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Republic New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses        [LOGO]

The bar chart on this page shows the New York Tax-Free Money Market Fund's annual returns and how its performance has varied from year to year. The bar charts assumes reinvestment of dividends and distributions.


The returns for Class B, Class C, Class D and Adviser (Class Y) Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.



                                                  PERFORMANCE BAR
                                                  CHART AND TABLE

                            Year-by-Year
                            Total Returns
                            as of 12/31
                            for Class A
                            Shares


              95      96      97      98      99
              3.46%   2.94%   3.06%   2.83%   2.43%




                            Of course, past performance does not indicate how the Fund will perform in the future.

                            Best quarter:   Q2 June 95      +0.92%
                            Worst quarter:  Q1 Mar. 99      +0.51%

Republic New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses        [LOGO]




The table below lists the average annual total return for each class of shares for various time periods.

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods
  ended December 31,
  1999)




                               INCEPTION     PAST    PAST        SINCE
                                  DATE       YEAR   5 YEARS    INCEPTION
  CLASS A                    Nov. 17, 1994   2.43%   2.94%            2.96%
                           ------------------------------------------------
  CLASS B
  (with applicable CDSC)     Apr. 29, 1998   N/A      N/A              N/A*
                           ------------------------------------------------
  CLASS C
  (with applicable CDSC)     N/A             N/A      N/A              N/A*
                           ------------------------------------------------
  CLASS D                    Apr. 1, 1999    N/A      N/A              N/A'D'
                           ------------------------------------------------
  ADVISER (CLASS Y)          July 1, 1996    2.80%   3.14%            3.15%
  LIPPER NY TAX EXEMPT MONEY
  MARKET FUNDS AVERAGE                       2.63%   2.94%            2.95%**
----------------------------------------------------------------------------



As of December 31, 1999 the 7-day yields of the Fund's Class A, B, C, D and Y shares were 3.66%, N/A, N/A, 3.82% and 4.08%, respectively. As of December 31, 1999 the 7-day tax-equivalent yields of the Fund's Class A, B, C, D and Y shares were 6.06%, N/A, N/A, 6.33% and 6.76%, respectively. For current yield information on the Fund, call 1-800-782-8183. The New York Tax-Free Money Market Fund's yield appears in the Wall Street Journal each Thursday.



 * Average annual return information is not provided because there were no Class B or Class C shareholders as of the date of this Prospectus.



** Since November 30, 1994.



'D' Average annual return information is not provided because Class D shares were outstanding for less than one Calendar year. The information in the table provides some indication of the risks of investing in Class D Shares of the Fund by comparing performance to a broad measure of market performance.

Republic New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses        [LOGO]


NEW YORK TAX-FREE MONEY MARKET FUND

As an investor in the New York Tax-Free Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

The Fund offers five different types of shares:

CLASS A SHARES (or 'Investor Shares') are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B AND CLASS C SHARES are not offered for sale but are only offered as an exchange option. See 'Exchanging your Shares.'

CLASS D SHARES (or 'Private Investor Shares') are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.


ADVISER (CLASS Y) SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Adviser (Class Y) Shares are the Investment Adviser (HSBC) and its affiliates.



The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.

                                                          FEES AND EXPENSES



SHAREHOLDER
FEES
(FEES PAID
DIRECTLY FROM         A        B        C        D        Y
YOUR INVESTMENT)    SHARES   SHARES   SHARES   SHARES   SHARES

Maximum sales
charge (load) on
purchases            None     None     None     None     None
--------------------------------------------------------------
Maximum
deferred sales
charge (load)
on redemptions       None    4.00%    1.00%     None     None

ANNUAL FUND
OPERATING
EXPENSES
(EXPENSES THAT
ARE DEDUCTED          A        B        C        D        Y
FROM FUND ASSETS)   SHARES   SHARES   SHARES   SHARES   SHARES

Management fee      0.15%    0.15%    0.15%    0.15%    0.15%
--------------------------------------------------------------
Distribution
(12b-1) fee         0.00%*   0.75%    0.75%    0.00%*    None
--------------------------------------------------------------
 Shareholder
 servicing fees     0.60%    0.25%    0.25%    0.25%     None
 Other
 operating
 expenses           0.22%    0.22%    0.22%    0.22%    0.22%
Total other
expenses:           0.82%    0.47%    0.47%    0.47%    0.22%
--------------------------------------------------------------
Total Fund
operating
expenses            0.97%    1.37%    1.37%    0.62%    0.37%
--------------------------------------------------------------



 * There are 12b-1 plans for Class A and Class D Shares, which authorize payments up to .25% of the Fund's assets. To date, no payments under the 12b-1 plans have been made.

Republic New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses        [LOGO]



This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
   $10,000 investment

   5% annual return

   redemption at the end of each period (unless otherwise indicated)

   no changes in the Fund's operating expenses


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                          EXAMPLE



NEW YORK TAX-FREE       1      3       5        10
MONEY MARKET FUND      YEAR   YEARS   YEARS   YEARS

CLASS A SHARES         $ 99   $309    $536    $1,190
----------------------------------------------------
CLASS B SHARES
  Assuming Redemption  $539   $634    $750    $1,437
  Assuming no
  Redemption           $139   $434    $750    $1,437
----------------------------------------------------
CLASS C SHARES
  Assuming Redemption  $239   $434    $750    $1,646
  Assuming no
  Redemption           $139   $434    $750    $1,646
----------------------------------------------------
CLASS D SHARES         $ 63   $199    $346    $  774
----------------------------------------------------
CLASS Y SHARES         $ 38   $119    $208    $  468
----------------------------------------------------

Investment Objectives, Strategies and Risks         [LOGO]


                           REPUBLIC MONEY MARKET FUND


TICKER                 CLASS A: REAXX   CLASS B: RMMBX   CLASS C: RMMCX
SYMBOLS:               CLASS D: N/A     CLASS Y: RMYXX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

The Money Market Fund seeks to achieve this investment objective by investing in a portfolio of high quality debt obligations with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to these types of obligations. The Fund primarily invests in bank certificates of deposit, bankers' acceptances, prime commercial paper, corporate obligations and U.S. government securities.


Consistent with its investment objective, the Money Market Fund:


   will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends.

   will invest to take advantage of temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market.

   may invest without limit in commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks or by foreign branches of U.S. banks.

   may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries. The Fund will invest no more than 25% of its assets in such obligations and may do so only when, in the opinion of the Fund's investment adviser, the yield, marketability and availability of investments in those industries justify any additional risks associated with the concentration of the Fund's assets in those industries.

   may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers. These transactions will be fully collateralized at all times with cash and short-term high-quality debt obligations.

Investment Objectives, Strategies and Risks         [LOGO]


                   REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND


TICKER                 CLASS A: FTRXX   CLASS B: RUGXX   CLASS C: RUSMX
SYMBOLS:               CLASS D: N/A     CLASS Y: RGYXX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the U.S. Government Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

The U.S. Government Money Market Fund seeks to achieve this investment objective by investing at least 65% of the assets of the Fund in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to these types of obligations.


Consistent with its investment objective, the U.S. Government Money Market Fund will invest in:


  * issues of the U.S. Treasury, such as bills, notes and bonds.

  * issues of U.S. Government agencies and instrumentalities established under the authority of an Act of Congress, including obligations:

     supported by the 'full faith and credit' of the United States (e.g., obligations guaranteed by the Export-Import Bank of the United States).

     supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of the Federal National Mortgage Association).

     supported only by the credit of the agency or instrumentality (e.g., obligations of the Student Loan Marketing Association).

Investment Objectives, Strategies and Risks         [LOGO]


                  REPUBLIC NEW YORK TAX-FREE MONEY MARKET FUND


TICKER                 CLASS A: RNTXY   CLASS B: RNYXX   CLASS C: RTFMX
SYMBOLS:               CLASS D: N/A     CLASS Y: RYYXX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the New York Tax-Free Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

The New York Tax-Free Money Market Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a non-diversified portfolio of short-term, high quality, tax-exempt money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less.

The Fund will primarily invest in municipal bonds, notes and commercial paper issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and in participation interests issued by banks, insurance companies or other financial institutions with respect to these types of obligations.


Consistent with its investment objective, the New York Tax-Free Money Market
Fund:


   will invest at least 80% of its assets in tax-exempt obligations and at least 65% of the Fund's assets in New York Municipal Obligations (however, market conditions may from time to time limit the availability of these obligations).

   may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State, and New York City personal income tax.

   may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks), but only if such securities are of comparable quality and credit risk with the Municipal Obligations described above.

   may invest more than 25% of the Fund's assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations if such investments meet the prescribed quality standards for the Fund.

   may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Investment Objectives, Strategies and Risks         [LOGO]


GENERAL RISK FACTORS: ALL MONEY MARKET FUNDS

The Funds expect to maintain a net asset value of $1.00 per share, but there is no assurance that the Funds will be able to do so on a continuous basis. The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions.


An investment in the Funds is neither insured nor guaranteed by the U.S. Government. Shares of a Fund are not deposits or obligations of, or guaranteed or endorsed by, HSBC or any other bank, and the Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


There can be no assurance that the investment objectives of each Fund will be achieved. In addition, each Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Funds, may result in frequent changes in each Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

The Funds may also be subject to credit risks. The Funds could lose money if the issuer of a security owned by the Fund is unable to meet its financial obligations.

YEAR 2000


Like other funds and business organizations around the world, each Fund and its service providers rely heavily on computer systems that use date fields. The Funds could be adversely affected if the computer systems used by the Funds and their service providers do not properly process and calculate date-related information for the year 2000 and beyond (the 'Year 2000 Issue'). As of the date of this Prospectus, the Year 2000 has not resulted in any adverse consequences to the Funds, but there is no assurance that the Year 2000 Issue will not cause problems in the future.



The Funds and their service providers have taken steps to minimize risks to services critical to the Funds' operations associated with Year 2000 Issues.

Investment Objectives, Strategies and Risks         [LOGO]



The Funds currently have no reason to believe that the Year 2000 will have a material adverse effect on their business or operations but complications as yet unidentified may occur. The Funds will continue to closely monitor developments relating to the Year 2000 Issue.


SPECIFIC RISK FACTORS: MONEY MARKET FUND

The Money Market Fund may invest in U.S. dollar-denominated foreign securities. Foreign investments subject the Fund to investment risks different from those associated with domestic investments. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment, withholding taxes, or a lack of adequate company information or government regulation.

SPECIFIC RISK FACTORS: NEW YORK TAX-FREE MONEY MARKET FUND

Because this Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.


The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

Investment Objectives, Strategies and Risks         [LOGO]


The purchase of participation interests may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid thereon.


The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.


While the interest on bonds issued to finance essential state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

Fund Management           [LOGO]

                          THE INVESTMENT ADVISER


HSBC Bank USA ('HSBC'), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Funds, pursuant to an Investment Advisory Contract with the Republic Funds. HSBC is a wholly owned subsidiary of HSBC USA, Inc., a registered bank holding company. HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. HSBC manages more than $80 billion in assets, including $3.2 billion in the Republic Family of Funds.



Through its portfolio management team, HSBC makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.


For these advisory services, the Funds are paid a management fee as follows:


                                         PERCENTAGE OF
                                      AVERAGE NET ASSETS
                                         AS OF 10/31/99
                                      --------------------
 MONEY MARKET FUND                            .20%
                                      --------------------
 U.S. GOVERNMENT MONEY MARKET FUND            .20%
                                       --------------------
 NEW YORK TAX-FREE MONEY MARKET FUND          .15%
                                      --------------------




                       THE DISTRIBUTOR AND ADMINISTRATOR


BISYS Fund Services ('BISYS'), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund's administrator (the 'Administrator'). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.



BISYS also serves as the distributor (the 'Distributor') of the Fund's shares. BISYS may provide financial assistance to the Funds in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.



The Statement of Additional Information has more detailed information about the Adviser, Distributor and Administrator, and other service providers.

Shareholder Information                   [LOGO]


                                           PRICING OF FUND SHARES

------------------------

HOW NAV IS CALCULATED


The NAV for each class of shares is calculated by dividing the total value of a Fund's investments and other assets attributable to a class, less any liabilities, by the total number of outstanding shares of that class:


----------------------------
          NAV =
----------------------------
 Total Assets - Liabilities
     Number of Shares
        Outstanding
---------------------------

MONEY MARKET FUNDS

The net asset value per share (NAV) of the Money Market Fund, the U.S. Government Money Market Fund, and the New York Tax-Free Money Market Fund (collectively, the 'Money Market Funds' or 'Funds') is determined daily at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open. The New York Stock Exchange is open every weekday except for the days on which national holidays are observed.

The Funds value their securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund (whether by mail, overnight service, or telephone). This is what is known as the offering price. If you sell Class B Shares or Class C Shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund, as noted in the section on 'Distribution Arrangements/Sales Charges.'

Shareholder Information                   [LOGO]


                                            PURCHASING AND ADDING TO YOUR SHARES

You may purchase Funds through the Republic Funds Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

                         MINIMUM
                         INITIAL     MINIMUM
ACCOUNT TYPE           INVESTMENT   SUBSEQUENT

CLASS A AND
CLASS D SHARES
----------------------------------------------
Regular                $    1,000     $ 100
(non-retirement)
----------------------------------------------
Retirement (IRA)       $      250     $ 100
----------------------------------------------
Automatic
Investment Plan        $      250     $  25
----------------------------------------------
CLASS Y SHARES         $1,000,000       N/A
----------------------------------------------

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

A Fund may waive its minimum purchase requirement, and the Distributor may reject a purchase order if the Distributor considers it in the best interest of the Fund and its shareholders.

Class B Shares and Class C Shares of the Funds are not offered for sale but are only offered as an exchange option for Class B and Class C Shareholders of the Trust's other investment portfolios.
--------------------------------------------------------------------------------

AVOID 31% TAX WITHHOLDING

The Funds are required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid tax withholding, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
--------------------------------------------------------------------------------

Shareholder Information                   [LOGO]

                           PURCHASING AND ADDING TO YOUR SHARES
                           CONTINUED

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT


BY REGULAR MAIL OR BY OVERNIGHT SERVICE


Initial Investment:

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to 'Republic Funds' and include the name of the appropriate Fund(s) on the check.

Mail to: Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Subsequent:

1. Use the investment slip attached to your account statement.
  Or, if unavailable,

2. Include the following information in writing:
   Fund name
   Share class
   Amount invested
   Account name
   Account number
   Include your account number on your check.

-------------------------------
ELECTRONIC VS. WIRE TRANSFER
Wire transfers allow financial
institutions to send funds to
each other, almost
instantaneously. With an
electronic purchase or sale, the
transaction is made through the
Automated Clearing House (ACH)
and may take up to eight days to
clear. There is generally no fee
for ACH transactions.
-------------------------------


3. Mail investment slip and check to: Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845.



ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.


BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

Shareholder Information                   [LOGO]


                           PURCHASING AND ADDING TO YOUR SHARES
                           CONTINUED

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

   Your bank name, address and account number

   The amount you wish to invest automatically (minimum $25)

   How often you want to invest (every month, 4 times a year, twice a year or once a year)

   Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

-------------------------------------
DIRECTED DIVIDEND OPTION
By selecting the appropriate box in
the Account Application, you can
elect to receive your distributions
in cash (check) or have
distributions (capital gains and
dividends) reinvested in another
Republic Fund without a sales
charge. You must maintain the
minimum balance in each Fund into
which you plan to reinvest dividends
or the reinvestment will be
suspended and your dividends paid to
you. The Fund may modify or
terminate this reinvestment option
without notice. You can change or
terminate your participation in the
reinvestment option at any time.
------------------------------------

DIVIDENDS AND DISTRIBUTIONS


All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B and Class C Shares, because Class A Shares have lower operating expenses. Class D Shares receive a higher dividend than Class A Shares because Class D Shares have lower operating expenses. Adviser (Class Y) Shares receive the highest dividends because they have the lowest operating expenses. Capital gains are distributed at least annually.


Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.

Shareholder Information                   [LOGO]



You may sell your shares at any
time. Your sales price will be
the next NAV after your sell
order is accepted by the Fund,
its transfer agent, or your
investment representative.
Normally you will receive your
proceeds within a week after
your request is received. See
section on 'General Policies on
Selling Shares' below.

SELLING YOUR SHARES
--------------------------------------

WITHDRAWING MONEY FROM YOUR FUND
INVESTMENT
As a mutual fund shareholder, you are
technically selling shares when you
request a withdrawal in cash. This is
also known as redeeming shares or a
redemption of shares.
------------------------------------
CONTINGENT DEFERRED SALES CHARGE
When you sell Class B or C shares,
you will be charged a fee for any
shares that have not been held for a
sufficient length of time. These fees
will be deducted from the money paid
to you. See the sections on
'Distribution Arrangements/Sales
Charges' and 'Exchanging your Shares'
below for details.

INSTRUCTIONS FOR SELLING SHARES


If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.




BY TELEPHONE

(unless you have declined telephone sales privileges)

    1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See 'General Policies on Selling Shares -- Verifying Telephone Redemptions' below)



BY MAIL OR OVERNIGHT SERVICE

(See 'General Policies on Selling Shares -- Redemptions in Writing Required' below)

    1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:
       your Fund and account number
       amount you wish to redeem
       address where your check should be sent
       account owner signature
    2. Mail to: Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Shareholder Information                   [LOGO]


                               SELLING YOUR SHARES
                               CONTINUED



WIRE TRANSFER

You must indicate this option on your account application.

Call 1-800-782-8183 to request a wire transfer.


If you call by 12:00 p.m. Eastern time, your payment will normally be wired to your bank on the same business day. If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.


The Fund may charge a wire transfer fee.

NOTE: Your financial institution may also charge a separate fee.



ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption.

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.


If you call by 12:00 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.


Your bank may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

   Make sure you've checked the appropriate box on the Account Application, or call 1-800-782-8183.

   Include a voided personal check.

   Your account must have a value of $10,000 or more to start withdrawals.

   If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

Shareholder Information                   [LOGO]


                               SELLING YOUR SHARES
                               CONTINUED

CHECK REDEMPTION SERVICE

You may write checks in amounts of $250 or more on your account in the Money Market Funds. To obtain checks, complete the signature card section of the Account Application or contact the Funds to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days written notice. You may not close your Money Market Fund account by writing a check.



REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1. Redemptions from Individual Retirement Accounts ('IRAs').


2. Redemption requests requiring a signature guarantee, which include [any] of the following:


   Redemptions over $10,000;

   Your account registration or the name(s) in your account has changed within the last 15 days;

   The check is not being mailed to the address on your account;


   The check is not being made payable to the owner of the account; or


   The redemption proceeds are being transferred to another Fund account with a different registration.


You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations that must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.


VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

Shareholder Information                   [LOGO]


                               SELLING YOUR SHARES
                               CONTINUED

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as 'undeliverable' or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

Shareholder Information                   [LOGO]


                               DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds.

                       CLASS A SHARES        CLASS D SHARES          CLASS Y SHARES

Sales Charge (Load)    No front-end sales    No front-end sales      No front-end sales
                       charge.               charge.                 charge.
----------------------------------------------------------------------------------------
 Distribution (12b-1)  Subject to            Subject to              No distribution or
 and Service Fees      aggregate annual      aggregate annual        service fees.
                       distribution and      distribution and
                       shareholder           shareholder
                       servicing fees of     servicing fees of
                       up to .60% of the     up to .25% of the
                       Fund's total          Fund's total
                       assets.               assets.
----------------------------------------------------------------------------------------
 Fund Expenses         Lower annual          Lower annual            Lower annual
                       expenses than         expenses than           expenses than
                       Class B or C          Class A, B or C         Class A, B, C
                       shares.               shares.                 or D shares.
----------------------------------------------------------------------------------------

CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are not being sold but are only offered as an exchange option for Class B shareholders and Class C shareholders of other funds in the Republic Family of Funds who wish to exchange some or all of those shares for Class B Shares or Class C Shares, respectively, of the Money Market Funds. Although Class B Shares and Class C Shares are not subject to a sales charge when a shareholder exchanges Class B Shares and Class C Shares of another Trust portfolio, they may be subject to a contingent deferred sales charge (CDSC) when redeemed. See 'Exchanging Your Shares' below. In addition, Class B and Class C Shares are subject to an aggregate annual distribution and shareholder servicing fees of up to 1.00% of the Funds' assets. Shareholders of Class B Shares and Class C Shares pay higher annual expenses than shareholders of Class A Shares, Class D Shares and Class Y Shares.

Shareholder Information                   [LOGO]


                               DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                               CONTINUED

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICE FEES


The Funds have adopted Distribution ('12b-1') plans for Class A, Class B, Class C and Class D Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment.


   The 12b-1 fees vary by share class as follows:

       Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund.

       Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares, Class D Shares, and Class Y Shares.

       Class D Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund.

       Class Y Shares do not pay a 12b-1 fee.

   The higher 12b-1 fees on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an 'up-front' sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

   In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.60%. Class B, Class C and Class D Shares are subject to a shareholder servicing fee of up to 0.25%.

   The aggregate of the 12b-1 fees and shareholder servicing fees will not exceed 0.60% for the Class A Shares, 1.00% for the Class B and Class C Shares, and 0.25% for Class D Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

Shareholder Information                   [LOGO]


                                 DISTRIBUTION ARRANGEMENTS/SALES CHARGES


CLASS B SHARES


Investors purchasing shares of the Funds will ordinarily purchase either
Class A Shares, Class D Shares or Class Y Shares. Investors will only receive Class B Shares or Class C Shares by exchanging the Class B Shares or Class C Shares of other Republic Funds. If you exchange shares of other Republic Funds for shares of the Funds and wish to sell your shares, Class B Shares may be subject to a contingent deferred sales charge ('CDSC').


Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the Republic Income Funds (currently, the Republic Bond Fund and Republic New York Tax-Free Bond Fund) are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 3 years. In such cases, the CDSC will be:

----------------------------------------------------------------------
                                         CDSC AS A % OF DOLLAR
      YEARS SINCE PURCHASE             AMOUNT SUBJECT TO CHARGE
----------------------------------------------------------------------
               0-1                               3.00%
               1-2                               2.00%
               2-3                               1.00%
           more than 3                           None
----------------------------------------------------------------------

In addition, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the Republic Equity Funds (currently, the Republic Equity Fund, Republic Overseas Equity Fund and Republic Opportunity Fund) are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. The CDSC will be:

----------------------------------------------------------------------
                                         CDSC AS A % OF DOLLAR
      YEARS SINCE PURCHASE             AMOUNT SUBJECT TO CHARGE
----------------------------------------------------------------------
               0-1                               4.00%
               1-2                               3.00%
               2-3                               2.00%
               3-4                               1.00%
           more than 4                           None
----------------------------------------------------------------------

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Shareholder Information                   [LOGO]



                              DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                              CONTINUED



CONVERSION FEATURE -- CLASS B SHARES



   Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after either five years (Income Funds) or six years (Equity Funds) from the beginning of the calendar month in which the Class B Shares were originally purchased.



   After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase your investment return compared to the Class B Shares.



   You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.



   If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) you receive will equal the dollar value of the Class B shares converted.



CLASS C SHARES



Similarly, if you exchange Class C Shares of other Republic Funds for Class C Shares of the Funds and wish to sell your shares, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed the lesser of the current NAV or the NAV at the time of purchase.



Unlike Class B Shares, Class C Shares have no conversion feature.



WAIVER OF SALES CHARGES -- CLASS B SHARES AND CLASS C SHARES



The following qualify for waivers of sales charges:



   Distributions following the death or disability of a shareholder.



   Redemptions representing the minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70 1/2.



   Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

Shareholder Information                   [LOGO]


                              EXCHANGING YOUR SHARES



You can exchange your shares in one Fund for shares of the same class of another Republic Fund, usually without paying additional sales charges (see 'Notes on Exchanges' below). No transaction fees are charged for exchanges.



You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.



Exchanges may be made by sending a written request to Republic Funds, P.O. Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:



   Your name and telephone number



   The exact name on your account and account number



   Taxpayer identification number (usually your social security number)



   Dollar value or number of shares to be exchanged



   The name of the Fund from which the exchange is to be made



   The name of the Fund into which the exchange is being made.



See 'Selling your Shares' for important information about telephone transactions.



To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited.



NOTES ON EXCHANGES



When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.



The registration and tax identification numbers of the two accounts must be identical.



The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.



Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.



Class B Shares of the Republic Income Funds (currently, the Republic Bond Fund and Republic New York Tax-Free Bond Fund) or Republic Equity Funds (currently, the Republic Equity Fund, Republic Overseas Equity Fund and Republic Opportunity
Fund) may be exchanged for Class D Shares of the Money Market Funds only if you are otherwise eligible to receive them. In all other cases, you will receive Class A Shares of the Money Market Funds in exchange for your Class B Shares of the Republic Income or Republic Equity Funds.

Shareholder Information                   [LOGO]


                               DIVIDENDS, DISTRIBUTIONS AND TAXES


   The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.



   A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.


   Any income a Fund receives in the form of interest and dividends is paid out, less expenses, to its shareholders. Shares begin accruing interest and dividends on the day they are purchased.

   Dividends on all Funds are paid monthly. Capital gains for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.


   Dividends are generally taxable as ordinary income; however, distributions of tax-exempt interest income earned by the New York Tax-Free Money Market Fund are expected to be exempt from the regular federal income tax.



   If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.



   Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November, or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.


   There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

   You will be notified before February 1 of each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Shareholder Information                   [LOGO]


   As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


   Foreign shareholders may be subject to special withholding requirements.

   If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

   There is a penalty on certain pre-retirement distributions from retirement accounts.

Financial Highlights             [LOGO]


The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



Financial information for Class B Shares of the Money Market Fund and Class C Shares of all the Republic Money Market Funds is not shown because these shares were not offered prior to October 31, 1999.

Financial Highlights             [LOGO]





                        REPUBLIC MONEY MARKET FUND



CLASS A (INVESTOR) SHARES




                                                                FOR THE PERIOD
                                                             NOVEMBER 13, 1998 TO
                                                             OCTOBER 31, 1999(d)
NET ASSET VALUE, BEGINNING OF PERIOD                                $   1.00
-----------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                                                 0.043
 Net realized gains from investment transactions                       0.000*
-----------------------------------------------------------------------------------
     Total from investment activities                                  0.043
-----------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                                (0.043)
-----------------------------------------------------------------------------------
     Total dividends                                                  (0.043)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $   1.00
-----------------------------------------------------------------------------------
TOTAL RETURN                                                            4.42%(c)
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)                                $226,783
 Ratio of expenses to average net assets                                0.67%(b)
 Ratio of net investment income to average net assets                   4.44%(b)
 Ratio of expenses to average net assets (a)                            0.75%(b)
-----------------------------------------------------------------------------------



 * Less than $0.001 per share.


(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.

(d) Period from commencement of operations.

                       See notes to financial statements.

Financial Highlights             [LOGO]




                        REPUBLIC MONEY MARKET FUND



CLASS D (PRIVATE INVESTOR) SHARES



                                                               FOR THE PERIOD
                                                             APRIL 1, 1999 TO
                                                            OCTOBER 31, 1999(d)

NET ASSET VALUE, BEGINNING OF PERIOD                               $  1.00
----------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                                               0.027
 Net realized gains from investment
   transactions                                                      0.000*
----------------------------------------------------------------------------------
     Total from investment activities                                0.027
----------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                              (0.027)
----------------------------------------------------------------------------------
     Total dividends                                                (0.027)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  1.00
----------------------------------------------------------------------------------
TOTAL RETURN                                                          2.69%(c)
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)                               $46,863
 Ratio of expenses to average net assets                              0.59%(b)
 Ratio of net investment income to average net assets                 4.56%(b)
 Ratio of expenses to average net assets (a)                          0.62%(b)
----------------------------------------------------------------------------------



 * Less than $0.001 per share.


(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.

(d) Period from commencement of operations.

                       See notes to financial statements.

Financial Highlights             [LOGO]





                        REPUBLIC MONEY MARKET FUND



ADVISER (CLASS Y) SHARES



                                                                FOR THE PERIOD
                                                            NOVEMBER 12, 1998 TO
                                                                 OCTOBER 31,
                                                                   1999(d)
NET ASSET VALUE, BEGINNING OF PERIOD                                $  1.00
-----------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income                                              0.047
   Net realized gains from investment transactions                    0.000*
-----------------------------------------------------------------------------------
       Total from investment activities                               0.047
-----------------------------------------------------------------------------------
Dividends:
   Net investment income                                             (0.047)
-----------------------------------------------------------------------------------
       Total dividends                                               (0.047)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  1.00
-----------------------------------------------------------------------------------
TOTAL RETURN                                                           4.76%(c)
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (000's)                              $73,672
   Ratio of expenses to average net assets                             0.31%(b)
   Ratio of net investment income to average net assets                4.77%(b)
   Ratio of expenses to average net assets(a)                          0.40%(b)
-----------------------------------------------------------------------------------



 * Less than $0.001 per share.


(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.

(d) Period from commencement of operations.

                       See notes to financial statements.

Financial Highlights             [LOGO]



                      REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND



CLASS A (INVESTOR) SHARES




                                         ONE MONTH
                            FOR THE       PERIOD
                          YEAR ENDED       ENDED                 FOR THE YEARS ENDED SEPTEMBER 30,
                          OCTOBER 31,   OCTOBER 31,       -----------------------------------------------
                             1999          1998             1998         1997         1996         1995
NET ASSET VALUE,
 BEGINNING OF PERIOD       $   1.00     $     1.00        $   1.00     $   1.00     $   1.00     $   1.00
---------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income        0.042          0.004           0.048        0.048        0.049        0.052
 Net realized gains from
  investment
  transactions                0.000*         0.000*          0.000*       0.000*          --           --
---------------------------------------------------------------------------------------------------------
    Total from
     investment
     activities               0.042          0.004           0.048        0.048        0.049        0.052
---------------------------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income       (0.042)        (0.004)         (0.048)      (0.048)      (0.049)      (0.052)
 In excess of net
  investment income          (0.000)*           --              --           --           --           --
 Net realized gains from
  investment
  transactions               (0.000)*           --          (0.000)*         --           --           --
---------------------------------------------------------------------------------------------------------
    Total dividends          (0.042)        (0.004)         (0.048)      (0.048)      (0.049)      (0.052)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                    $   1.00     $     1.00        $   1.00     $   1.00     $   1.00     $   1.00
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                   4.24%          0.39%(c)        5.00%        4.89%        4.98%        5.27%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  year (000's)            9$32,874..    $1,055,163        $988,236     $505,702     $246,368     $113,218
 Ratio of expenses to
  average net assets           0.66%          0.50%(b)        0.52%        0.59%        0.57%        0.58%
 Ratio of net investment
  income to average net
  assets                       4.16%          4.40%(b)        4.89%        4.80%        4.80%        5.17%
 Ratio of expenses to
  average net assets           0.66%          0.60%(a)(b)     0.62%(a)     0.71%(a)     0.75%(a)     0.78%(a)
---------------------------------------------------------------------------------------------------------



* Less than $0.001 per share.


(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.



                       See notes to financial statements.

Financial Highlights             [LOGO]



                      REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND



CLASS B SHARES



                                                       ONE MONTH
                                          FOR THE       PERIOD       FOR THE PERIOD
                                        YEAR ENDED       ENDED      FEBRUARY 2, 1998
                                        OCTOBER 31,   OCTOBER 31,   TO SEPTEMBER 30,
                                          1999          1998          1998(d)
Net Asset Value, Beginning of Period       $1.00         $1.00            $1.00
------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                     0.035         0.003            0.002
 Net realized gains from investment
   transactions                            0.000*        0.000*              --
------------------------------------------------------------------------------------
       Total from investment
         activities                        0.035         0.003            0.002
------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                    (0.035)       (0.003)          (0.002)
 Net realized gains from investment
   transactions                           (0.000)*          --               --
------------------------------------------------------------------------------------
       Total dividends                    (0.035)       (0.003)          (0.002)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $1.00         $1.00            $1.00
------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION
 CHARGE)                                    3.54%         0.32%(c)         0.22%(c)

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)        $119          $113             $113
 Ratio of expenses to average net
   assets                                   1.34%         1.25%(b)         1.27%(b)
 Ratio of net investment income to
   average net assets                       3.49%         3.65%(b)         4.14%(b)
 Ratio of expenses to average net
   assets                                   1.34%         1.35%(a)(b)      1.37%(a)(b)
------------------------------------------------------------------------------------



* Less than $0.001 per share.


(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.

(d) Period from commencement of operations.

                       See notes to financial statements.

Financial Highlights             [LOGO]




                      REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND



CLASS D (PRIVATE INVESTOR) SHARES



                                                                FOR THE PERIOD
                                                               APRIL 1, 1999 TO
                                                             OCTOBER 31, 1999(d)

NET ASSET VALUE, BEGINNING OF PERIOD                               $   1.00
----------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                                                0.025
 Net realized gains from investment transactions                      0.000*
----------------------------------------------------------------------------------
       Total income from investment activities                       0.0025
----------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                               (0.025)
 In excess of net investment income                                  (0.000)*
----------------------------------------------------------------------------------
       Total dividends                                               (0.025)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $   1.00
----------------------------------------------------------------------------------
TOTAL RETURN                                                           2.53%(c)
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                 $465,526
 Ratio of expenses to average net assets                               0.60%(b)
 Ratio of net investment income to average net assets                  4.26%(b)
 Ratio of expenses to average net assets                               0.60%(b)
----------------------------------------------------------------------------------



 * Less than $0.001 per share.


(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.

(d) Period from commencement of operations.

                       See notes to financial statements.

Financial Highlights             [LOGO]



                        REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND



ADVISER (CLASS Y) SHARES



                                           FOR THE        FOR THE YEARS
                             FOR THE        PERIOD            ENDED        FOR THE PERIOD
                             YEAR ENDED     ENDED         SEPTEMBER 30,    JULY 1, 1996,
                             OCTOBER 31,   OCTOBER 31,   ---------------   TO SEPTEMBER 30,
                               1999          1998         1998     1997      1996(d)
NET ASSET VALUE, BEGINNING
 OF PERIOD                      $1.00         $1.00       $1.00    $1.00         $1.00
------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income          0.045         0.004       0.058    0.050         0.012
 Net realized gains from
   investment transactions      0.000*           --       0.000*   0.000*           --
------------------------------------------------------------------------------------------
Total from investment
 activities                     0.045         0.004       0.058    0.050         0.012
------------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income         (0.045)       (0.004)     (0.058)  (0.050)       (0.012)
 In excess of net
   investment income           (0.000)*          --          --       --            --
 Net realized gains from
   investment transactions     (0.000)*          --      (0.000)*     --            --
------------------------------------------------------------------------------------------
Total dividends                (0.045)       (0.004)     (0.058)  (0.050)       (0.012)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                         $1.00         $1.00       $1.00    $1.00         $1.00
------------------------------------------------------------------------------------------
TOTAL RETURN                     4.57%         0.41%(c)    5.27%    5.15%         1.24%(c)
------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of
   period (000's)              $38,858       $34,617     $29,023  $16,180       $1,413
 Ratio of expenses to
   average net assets            0.34%         0.25%(b)    0.27%     0.33%        0.43%(b)
 Ratio of net investment
   income to average net
   assets                        4.47%         4.65%(b)    5.14%     5.06%        4.90%(b)
 Ratio of expenses to
   average net assets            0.34%         0.35%(a)(b) 0.37%(a)  0.45%(a)     0.61%(a)(b)
------------------------------------------------------------------------------------------



* Less than $0.001 per share.


(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.

(d) Period from commencement of operations.

                       See notes to financial statements.

Financial Highlights             [LOGO]


                        REPUBLIC NEW YORK TAX-FREE
                        MONEY MARKET FUND



CLASS A (INVESTOR) SHARES



                                                                          FOR THE PERIOD
                                    FOR THE YEARS ENDED OCTOBER 31,      NOVEMBER 17, 1994
                                --------------------------------------    TO OCTOBER 31,
                                 1999      1998      1997        1996        1995(d)
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  1.00   $  1.00   $  1.00     $ 1.00        $ 1.00
-------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income            0.023     0.029     0.030      0.030         0.033
 Net realized gains from
   investment transactions        0.000*    0.000*    0.000*        --            --
-------------------------------------------------------------------------------------------
    Total from investment
      activities                  0.023     0.029     0.030      0.030         0.033
-------------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income           (0.023)   (0.029)   (0.030)    (0.030)       (0.033)
 Net realized gains from
   investment transactions           --    (0.000)*      --         --            --
-------------------------------------------------------------------------------------------
Total dividends                  (0.023)   (0.029)   (0.030)    (0.030)       (0.033)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  1.00   $  1.00   $  1.00     $ 1.00        $ 1.00
-------------------------------------------------------------------------------------------
TOTAL RETURN                       2.36%     2.95%     3.01%      3.04%         3.31%(b)
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
   (000's)                     $113,583  $153,592  $123,324    $78,594       $52,652
 Ratio of expenses to average
   net assets                      0.70%     0.58%     0.60%      0.54%         0.41%(c)
 Ratio of net investment
   income to average net
   assets                          2.39%     2.90%     2.98%      2.97%         3.45%(c)
 Ratio of expenses to average
   net assets                      0.70%     0.66%(a)  0.72%(a)   0.63%(a)      0.65%(a)(c)
-----------------------------------------------------------------------------------------



* Less than $0.001 per share.


(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Not annualized.


(c) Annualized.

(d) Period from commencement of operations.

                       See notes to financial statements.

Financial Highlights             [LOGO]


                        REPUBLIC NEW YORK TAX-FREE
                        MONEY MARKET FUND



CLASS B SHARES



                                                                  FOR THE PERIOD
                                               FOR THE            APRIL 29, 1998
                                              YEAR ENDED           TO OCTOBER 31,
                                              OCTOBER 31, 1999        1998(d)
NET ASSET VALUE, BEGINNING OF PERIOD               $1.00               $ 1.00
---------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                                --                0.012
 Net realized gains from investment
   transactions                                       --                0.000*
---------------------------------------------------------------------------------
Total from investment activities                   0.000                0.012
---------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                --               (0.012)
---------------------------------------------------------------------------------
Total dividends                                    0.000               (0.012)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $1.00                $1.00
---------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)           0.00%                1.24%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period                         $10                  $10
 Ratio of expenses to average net assets              --                 1.33%(b)
 Ratio of net investment income to average
   net assets                                         --                 2.15%(b)
 Ratio of expenses to average net (a)                 --                 1.41%(b)
---------------------------------------------------------------------------------



* Less than $0.001 per share.


(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Period from commencement of operations.


(e) Class B Shares operated from April 29, 1998 to September 11, 1998. Since September 11, 1998 net assets represent seed money and accordingly no income or expenses have been allocated to the class.



                       See notes to financial statements.

Financial Highlights             [LOGO]


                        REPUBLIC NEW YORK TAX-FREE
                        MONEY MARKET FUND



CLASS D (PRIVATE INVESTOR) SHARES



                                                               FOR THE PERIOD
                                                               APRIL 1, 1999
                                                               TO OCTOBER 31,
                                                                 1999(d)
NET ASSET VALUE, BEGINNING OF PERIOD                               $  1.00
------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                                               0.015
 Net realized gains from investment
   transactions                                                      0.000*
------------------------------------------------------------------------------
 Total from investment activities                                    0.015
------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                              (0.015)
------------------------------------------------------------------------------
 Total dividends                                                    (0.015)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  1.00
------------------------------------------------------------------------------
TOTAL RETURN                                                          1.50%(c)
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)                               $39,443
 Ratio of expenses to average net assets                              0.63%(b)
 Ratio of net investment income to average net assets                 2.51%(b)
 Ratio of expenses to average net assets                              0.63%(b)
------------------------------------------------------------------------------



 *  Less than $0.001 per share.


(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Period from commencement of operations.



                       See notes to financial statements.

Financial Highlights             [LOGO]


                        REPUBLIC NEW YORK TAX-FREE
                        MONEY MARKET FUND



ADVISER (CLASS Y) SHARES



                                           FOR THE YEARS ENDED       FOR THE PERIOD
                                                OCTOBER 31,           JULY 1, 1996
                                      ----------------------------   TO OCTOBER 31,
                                       1999     1998        1997         1996(d)
NET ASSET VALUE, BEGINNING OF
 PERIOD                               $ 1.00   $  1.00      $ 1.00        $ 1.00
----------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                 0.027     0.031       0.032         0.010
 Net realized gains from investment
   transactions                        0.000*    0.000*      0.000*           --
----------------------------------------------------------------------------------
     Total from investment
       activities                      0.027     0.031       0.032         0.010
----------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                (0.027)   (0.031)     (0.032)       (0.010)
 Net realized gains from investment
   transactions                           --    (0.000)*        --            --
----------------------------------------------------------------------------------
     Total dividends                  (0.027)   (0.031)     (0.032)       (0.010)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $ 1.00   $  1.00      $ 1.00        $ 1.00
----------------------------------------------------------------------------------
TOTAL RETURN                            2.70%     3.21%       3.27%         1.03%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)  $11,986  $10,759      $8,674        $3,714
 Ratio of expenses to average net
   assets                               0.38%     0.33%       0.35%         0.35%(b)
 Ratio of net investment income to
   average net assets                   2.71%     3.15%       3.23%         3.12%(b)
 Ratio of expenses to average net
   assets                               0.38%     0.41%(a)    0.47%(a)      0.45%(a)(b)
----------------------------------------------------------------------------------



* Less than $0.001 per share.


(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Period from commencement of operations.



                       See notes to financial statements.

Taxable Equivalent Yield Tables      [LOGO]


                        TAXABLE EQUIVALENT YIELD TABLES



The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 2000 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).



                        FEDERAL AND NEW YORK STATE TABLE



------------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                 TAX-EXEMPT YIELD
------------------------------------   INCOME      ---------------------------------------------------------------
     SINGLE              JOINT           TAX       2.50%   3.00%   3.50%   4.00%   4.50%   5.00%   5.50%    6.00%
     RETURN             RETURN         BRACKET**                      EQUIVALENT TAXABLE YIELD
-----------------  -----------------   ---------   ---------------------------------------------------------------
$     0-26,250     $        0-43,850    20.80%     3.16%   3.79%   4.42%   5.05%   5.68%   6.31%    6.95%    7.58%
$ 26,251-$ 63,550  $  43,851-105,950    32.90%     3.73%   4.47%   5.22%   5.95%   6.71%   7.46%    8.20%    8.95%
$ 63,551-132,600   $ 105,951-161,450    35.70%     3.89%   4.67%   5.44%   6.22%   7.00%   7.78%    8.56%    9.34%
$132,601-$288,350  $161,450-$283,350    40.40%     4.19%   5.03%   5.87%   6.71%   7.55%   8.39%    9.23%   10.06%
    > $288,350            > $283,350    43.70%     4.44%   5.33%   6.22%   7.11%   8.00%   8.89%    9.78%   10.66%






 * Net amount subject to federal and New York State personal income tax after deductions and exemptions.



** Effective combined federal and state tax bracket.



This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; or
(ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal or New York State minimum taxes applicable;
(ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

Taxable Equivalent Yield Tables      [LOGO]


                FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE



-------------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                TAX-EXEMPT YIELD
-----------------------------------    INCOME     -----------------------------------------------------------------
     SINGLE              JOINT           TAX       2.50%   3.00%   3.50%   4.00%   4.50%   5.00%    5.50%    6.00%
     RETURN             RETURN         BRACKET**                     EQUIVALENT TAXABLE YIELD
-----------------  -----------------   ---------   ----------------------------------------------------------------
$    0-$26,250     $        0-43,850    23.60%     3.27%   3.93%   4.58%   5.24%   5.89%    6.54%    7.20%    7.85%
$ 26,251-$ 63,550  $ 43,851-$105,950    35.32%     3.87%   4.64%   5.41%   6.18%   6.96%    7.73%    8.06%    9.28%
$ 63,551-$ 132,600 $105,051-$161,450    38.01%     4.03%   4.84%   5.65%   6.45%   7.26%    8.07%    8.87%    9.68%
$132,601-$288,350  $161-450-$283,350    42.51%     4.35%   5.22%   6.09%   6.96%   7.83%    8.70%    9.56%   10.44%
    > $288,350            > $283,350    45.74%     4.61%   5.53%   6.45%   7.37%   8.29%    9.21%   10.14%   11.06%



------------



 * Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.



** Effective combined federal, state and city tax bracket.



This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax); or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.



While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION (SAIS):

The SAIs provide more detailed information about the Funds, including their operations and investment policies. They are incorporated by reference and legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF REPORTS AND THE SAIS, PROSPECTUSES OF OTHER MEMBERS OF THE REPUBLIC FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER OR REPUBLIC FINANCIAL SERVICES AT 1-888-525-5757. OR CONTACT THE FUNDS AT:


                    REPUBLIC FUNDS
                    PO BOX 182845
                    COLUMBUS, OHIO 43218-2845
                    TELEPHONE: 1-800-782-8183
                    -----------------------------------

You can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


 For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8070.


 Free from the Commission's Website at http://www.sec.gov.


Investment Company Act file no. 811-4782.

RFFMM (3/00)

                                    REPUBLIC

                               NEW YORK TAX-FREE

                                   BOND FUND


                              REPUBLIC EQUITY FUND


                               REPUBLIC BOND FUND


PROSPECTUS                          REPUBLIC
-----------------
FEBRUARY 29, 2000             OVERSEAS EQUITY FUND


                                    REPUBLIC

                                OPPORTUNITY FUND




                            REPUBLIC FAMILY OF FUNDS

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
         REPUBLIC FUNDS         TABLE OF CONTENTS


                      [Logo]       RISK/RETURN SUMMARY AND FUND EXPENSES
----------------------------------------------------------------------------------------

Carefully review this                3  Republic New York Tax-Free Bond Fund
important section, which            10  Republic Equity Fund
summarizes each Fund's              17  Republic Bond Fund
investments, risks, past            24  Republic Overseas Equity Fund
performance, and fees.              31  Republic Opportunity Fund

                      [Logo]        INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
----------------------------------------------------------------------------------------

Review this section                 38  Republic New York Tax-Free Bond Fund
for information on                  39  Republic Equity Fund
investment strategies               41  Republic Bond Fund
and risks.                          42  Republic Overseas Equity Fund
                                    44  Republic Opportunity Fund
                                    45  General Risk Factors: All Funds
                                    46  Specific Risk Factors

                      [Logo]        FUND MANAGEMENT
----------------------------------------------------------------------------------------

Review this section                 49  The Investment Adviser
for details on                      51  Portfolio Managers
the people and                      53  The Distributor and Administrator
organizations who provide           54  The Two-Tier Fund Structure
services to the Funds.

                      [Logo]        SHAREHOLDER INFORMATION
----------------------------------------------------------------------------------------

Review this section for             55  Pricing of Fund Shares
details on how                      56  Purchasing and Adding to Your Shares
shares are valued,                  59  Selling Your Shares
and how to purchase,                63  Distribution Arrangements/Sales Charge
sell and exchange shares.           69  Exchanging Your Shares
This section also describes         70  Dividends, Distributions and Taxes
related charges, and
payments of dividends
and distributions.

                      [Logo]        FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------

Review this section                 73  Republic New York Tax-Free Bond Fund
for details on                      76  Republic Equity Fund
selected financial                  79  Republic Bond Fund
statements of the Funds.            82  Republic Overseas Equity Fund
                                    85  Republic Opportunity Fund

                      [Logo]        PRIOR PERFORMANCE OF INVESTMENT SUB-ADVISERS
----------------------------------------------------------------------------------------

                      [Logo]        TAXABLE EQUIVALENT YIELD TABLES
----------------------------------------------------------------------------------------

Republic New York Tax-Free Bond Fund
Risk/Return Summary and Fund Expenses         [Logo]

The following is a summary of key information about the Funds. You will find additional information about the Funds, including a detailed description of the Funds' investment objectives, strategies and risks, after this Summary.




                                    REPUBLIC NEW YORK TAX-FREE BOND FUND

INVESTMENT OBJECTIVE                The investment objective of the New York
                                    Tax-Free Bond Fund is to provide
                                    shareholders of the Fund with income
                                    exempt from regular federal, New York
                                    State and New York City personal income
                                    taxes.

PRINCIPAL                           The Fund seeks to achieve its investment
INVESTMENT STRATEGIES               objective by investing its assets
                                    primarily in a non-diversified portfolio
                                    of municipal bonds, notes, commercial
                                    paper, U.S. Government securities, and
                                    other debt instruments the interest on
                                    which is exempt from regular federal
                                    (except for U.S. Government securities),
                                    New York State and New York City personal
                                    income taxes.

Republic New York Tax-Free Bond Fund
Risk/Return Summary and Fund Expenses          [Logo]


PRINCIPAL                           Market Risk: The Fund's performance per
INVESTMENT RISKS                    share will change daily based on many
                                    factors, including the quality of the
                                    instruments in the Fund's investment
                                    portfolio, national and international
                                    economic conditions and general market
                                    conditions. You could lose money on your
                                    investment in the Fund or the Fund could
                                    underperform other investments.

                                    Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation.

                                    Interest Rate Risk: Changes in interest
                                    rates will affect the yield and value of the Fund's investments in debt securities.
                                    Derivatives Risk: The Fund may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Fund may do so only for hedging purposes and not for speculation. These investments could increase the Fund's price volatility or reduce the return on your investment.
                                    Concentration Risk: Because the Fund will concentrate its investments in New York obligations and may invest a significant portion of its assets in the securities of a single issuer or sector, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

                                    Historically, New York State and other
                                    issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. If such difficulties arise in the future, you could lose money on your investment.

                                    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT
                                    OF HSBC BANK ('HSBC') AND IS NOT INSURED
                                    OR GUARANTEED BY THE FEDERAL DEPOSIT
                                    INSURANCE CORPORATION OR ANY OTHER
                                    GOVERNMENT AGENCY.

Republic New York Tax-Free Bond Fund
Risk/Return Summary and Fund Expenses          [Logo]



WHO MAY WANT TO INVEST?             Consider investing in the Fund if you are:

                                      Looking to add a monthly tax-exempt
                                      income component to your investment
                                      portfolio

                                      Seeking higher potential returns than
                                      provided by tax-exempt money market
                                      funds

                                      Willing to accept the risks of price and income fluctuations

                                      Investing short-term reserves

                                    This Fund will not be appropriate for
                                    anyone:

                                      Investing emergency reserves

                                      Seeking safety of principal

                                      Who does not live in New York

                                    The investment objective and strategies of the Fund activities are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund will be achieved.

Republic New York Tax-Free Bond Fund
Risk/Return Summary and Fund Expenses          [Logo]


                                                  PERFORMANCE BAR
                                                  CHART AND TABLE


The bar chart on this page shows the Republic New York Tax-Free Bond Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.



The returns for Class B and Class C Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.


                                  [PERFORMANCE GRAPH]
                                      1996-3.16%
                                      1997-9.20%
                                      1998-6.12%
                                      1999-3.34%



                          Of course, past performance does not indicate how the Fund will perform in the future.

                            <S
                            Best quarter:   4Q 1995   4.27%
                            Worst quarter:  2Q 1999  - 2.27%
                            -------------------------------


                      * The Fund offers three different classes of shares through this prospectus: Class A Shares, Class B Shares, and Class C Shares. The Fund offers another class of shares pursuant to a separate prospectus. Each class of shares has different characteristics and are subject to different fees and expenses. The following pages of this Prospectus will highlight these differences. The Fund's Statement of Additional Information contains a more detailed discussion of the different classes of shares.

Republic New York Tax-Free Bond Fund
Risk/Return Summary and Fund Expenses          [Logo]



The table below compares the Fund's performance over time to that of the Lehman NY Exempt Index, an index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value, and the Lipper NY Municipal Bond Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective.


The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.


------------------

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)




                                    INCEPTION       PAST        SINCE
                                       DATE         YEAR      INCEPTION
                                  --------------------------------------
  CLASS A                         May 1, 1995        - 6.01%       4.52%
                                  --------------------------------------
  CLASS B                         Jan. 6, 1998       - 6.72%     - 0.58%
                                  --------------------------------------
  CLASS C                         Nov. 4, 1998       - 4.93%     - 2.78%
                                  --------------------------------------
  LEHMAN NY EXEMPT INDEX                             - 1.99%       6.18%*
                                  ---------------------------------------
  LIPPER NY MUNICIPAL BOND FUND                      - 4.96%       4.66%**
  ------------------------------------------------------------------------




 * Since May 1, 1995.



** Since June 30, 1995.

Republic New York Tax-Free Bond Fund
Risk/Return Summary and Fund Expenses          [Logo]



                                                            FEES AND EXPENSES


As an investor in the Republic New York
Tax-Free Bond Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



                                  --------------------------------------------------
                                  SHAREHOLDER
                                  TRANSACTION EXPENSES
                                  (FEES PAID DIRECTLY FROM    A        B        C
                                  YOUR INVESTMENT)          SHARES   SHARES   SHARES

                                  Maximum sales charge
                                  (load) on purchases       2.75%     None     None
                                  --------------------------------------------------
                                  Maximum deferred sales
                                  charge (load)              None    3.00%    1.00%
                                  ------------------------------------------------


                                  ANNUAL FUND
                                  OPERATING EXPENSES
                                  (EXPENSES THAT ARE
                                  DEDUCTED FROM               A        B        C
                                  FUND ASSETS)              SHARES   SHARES   SHARES

                                  Management fee            0.25%    0.25%    0.25%
                                  --------------------------------------------------
                                  Distribution (12b-1) fee  0.00%*   0.75%    0.75%
                                  --------------------------------------------------
                                    Shareholder servicing
                                  fee                       0.25%    0.25%    0.25%
                                    Other operating
                                  expenses                  0.70%    0.70%    0.70%
                                  Total other expenses:     0.95%    0.95%    0.95%
                                  --------------------------------------------------
                                  Total Fund
                                  operating expenses        1.20%    1.95%    1.95%
                                  --------------------------------------------------
                                  Fee waiver and
                                  expense reimbursement'D'  0.25%    0.25%    0.25%
                                  --------------------------------------------------
                                  Net operating
                                  expenses                  0.95%    1.70%    1.70%



* There is a 12b-1 plan for Class A Shares, which authorizes payments up to .25% of the Fund's assets. To date, no payments under the 12b-1 plan have been made.

'D' Pursuant to an expense limitation agreement.

Republic New York Tax-Free Bond Fund
Risk/Return Summary and Fund Expenses          [Logo]


                                                             EXAMPLE


This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


   $10,000 investment

   5% annual return

   no changes in the
   Fund's operating
   expenses


Because this example is
hypothetical and for
comparison only, your
actual costs may be higher
or lower.



                                  REPUBLIC NEW YORK         1      3        5        10
                                  TAX-FREE BOND            YEAR   YEARS   YEARS    YEARS

                                  CLASS A SHARES           $369   $621    $  893   $1,668
                                  -------------------------------------------------------
                                  CLASS B SHARES
                                    Assuming Redemption    $473   $688    $1,029   $1,797
                                    Assuming no
                                    Redemption             $173   $588    $1,029   $1,797
                                  -------------------------------------------------------
                                  CLASS C SHARES
                                    Assuming Redemption    $273   $588    $1,029   $2,255
                                    Assuming no
                                    Redemption             $173   $588    $1,029   $2,255
                                  -------------------------------------------------------

Republic New York Tax-Free Bond Fund
Risk/Return Summary and Fund Expenses          [Logo]






                                    REPUBLIC EQUITY FUND

INVESTMENT OBJECTIVE                The investment objective of the Equity
                                    Fund is long-term growth of capital and
                                    income without excessive fluctuations in
                                    market value.

PRINCIPAL                           The Fund seeks to achieve its objective by
INVESTMENT STRATEGIES               investing at least 65% of its assets in
                                    equity securities of seasoned medium and
                                    large-sized companies that are expected to
                                    show above average price appreciation. To
                                    achieve its investment objective, the Fund
                                    will pursue two styles of investing.

                                    The 'GROWTH' STYLE of investing focuses on investing in financially secure firms with established operating histories that are proven leaders in their industry or market sector. Such companies may demonstrate characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share, and increasing return on investments.

                                    The 'VALUE' STYLE of investing focuses on investing in the equity securities of U.S.
                                    companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuations systems and seasoned judgment.

Republic Equity Fund
Risk/Return Summary and Fund Expenses          [Logo]




PRINCIPAL                           Market Risk: The Fund's performance per
INVESTMENT RISKS                    share will change daily based on many
                                    factors, including national and
                                    international economic conditions and
                                    general market conditions. You could lose
                                    money on your investment in the Fund or
                                    the Fund could underperform other
                                    investments.

                                    Equity securities have greater price
                                    volatility than fixed income instruments.
                                    The value of the Fund will fluctuate as
                                    the market price of its investments
                                    increases or decreases.

                                    Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                                    Derivatives Risk: The Fund may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Fund intends to do so primarily for hedging purposes.
                                    These investments could increase the
                                    Fund's price volatility or reduce the
                                    return on your investment.

                                    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT
                                    OF HSBC AND IS NOT INSURED OR GUARANTEED
                                    BY THE FEDERAL DEPOSIT INSURANCE
                                    CORPORATION OR ANY OTHER GOVERNMENT
                                    AGENCY.

Republic Equity Fund
Risk/Return Summary and Fund Expenses          [Logo]




WHO MAY WANT TO INVEST?             Consider investing in the Fund if you are:

                                      Seeking a long-term goal such as
                                       retirement

                                      Looking to add a growth component to your
                                       investment portfolio

                                      Willing to accept higher risks of
                                      investing in the stock market in exchange
                                       for potentially higher long-term returns

                                    This Fund will not be appropriate for
                                    anyone:

                                      Seeking monthly income

                                      Pursuing a short-term goal or investing
                                          emergency reserves

                                      Seeking safety of principal

                                    The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund will be achieved.

Republic Equity Fund
Risk/Return Summary and Fund Expenses          [Logo]


                                                  PERFORMANCE BAR
                                                  CHART AND TABLE

                                      1996-15.49%
                                      1997-28.37%
                                      1998-29.20%
                                      1999- 9.79%


The bar chart on this page shows the Republic Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.



The returns for Class B and Class C Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.





                          Of course, past performance does not indicate how the Fund will perform in the future.


                            Best quarter:   4Q 1998 + 23.30%
                            Worst quarter:  3Q 1998 - 11.58%


                      * The Fund offers three different classes of shares through this prospectus: Class A Shares, Class B Shares, and Class C Shares. The Fund offers another class of shares pursuant to a separate prospectus. Each class of shares has different characteristics and are subject to different fees and expenses. The following pages of this Prospectus will highlight these differences. The Fund's Statement of Additional Information contains a more detailed discussion of the different classes of shares.

Republic Equity Fund
Risk/Return Summary and Fund Expenses          [Logo]





The table below compares the Fund's performance over time to that of the Russell 1000 Index, an unmanaged index of the 1000 largest U.S. companies (representing approximately 90% of the total market capitalization) in the Russell 3000 Index (representing approximately 98% of the U.S. equity market by capitalization), the Lipper Growth Fund Index, an unmanaged, equally weighted index composed of 30 of the largest mutual funds with a similar investment objective, and the Lipper Large Cap Core Index, an index composed of mutual funds that have an investment objective similar to that of the Fund.



The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.



  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)



                                INCEPTION     PAST      SINCE
                                   DATE       YEAR    INCEPTION
----------------------------------------------------------------
 CLASS A                       Aug. 1, 1995   5.94%     20.16%
                               -------------------------------
 CLASS B                       Jan. 6, 1998   5.01%     17.18%
 (with applicable CDSC)        -------------------------------

 CLASS C                       Nov. 4, 1998   8.43%     19.21%
 (with applicable CDSC)        -------------------------------

 RUSSELL 1000 INDEX                          20.91%     25.91%*
                               --------------------------------
 LIPPER GROWTH FUND INDEX                    27.96%     23.93%*
                               --------------------------------
 LIPPER LARGE CAP CORE INDEX                 19.35%     23.71%*
---------------------------------------------------------------



* Since August 1, 1995.

Republic Equity Fund
Risk/Return Summary and Fund Expenses          [Logo]



                                                               FEES AND EXPENSES


As an investor in the Republic Equity Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER
TRANSACTION EXPENSES
(FEES PAID DIRECTLY      A        B        C
FROM YOUR INVESTMENT)  SHARES   SHARES   SHARES


Maximum sales charge
(load) on purchases    3.50%     None     None
-------------------------------------------------
Maximum deferred
sales
charge (load)           None    4.00%    1.00%

ANNUAL FUND
OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM            A        B        C
FUND ASSETS)           SHARES   SHARES   SHARES

-------------------------------------------------
Management fee         0.45%    0.45%    0.45%
Distribution (12b-1)
fee                    0.00%*   0.75%    0.75%
-------------------------------------------------
Shareholder servicing
fee:                   0.25%    0.25%    0.25%
Other operating
expenses:              0.24%    0.24%    0.24%
Total other expenses:  0.49%    0.49%    0.49%
-------------------------------------------------
Total Fund operating
expenses               0.94%    1.69%    1.69%
-------------------------------------------------


* There is a 12b-1 plan for Class A Shares, which authorizes payments up to .25% of the Fund's assets. To date, no payments under the 12b-1 plan have been made.

Republic Equity Fund
Risk/Return Summary and Fund Expenses          [Logo]



                                                                  EXAMPLE


This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment
   5% annual return
   no changes in the Fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.



 REPUBLIC EQUITY         1      3       5        10
 FUND                   YEAR   YEARS   YEARS   YEARS

 CLASS A SHARES         $443   $639    $852    $1,464
 ----------------------------------------------------
 CLASS B SHARES

   Assuming
   Redemption           $572   $733    $918    $1,616

   Assuming no
   Redemption           $172   $533    $918    $1,616
  ----------------------------------------------------

 CLASS C SHARES

   Assuming
   Redemption           $272   $533    $918    $1,998

   Assuming no
   Redemption           $172   $533    $918    $1,998
   ----------------------------------------------------


Republic Bond Fund
Risk/Return Summary and Fund Expenses          [Logo]




                                   REPUBLIC BOND FUND

INVESTMENT OBJECTIVE               The investment objective of the Bond Fund is
                                   to realize above-average total return,
                                   consistent with reasonable risk, through
                                   investment primarily in a diversified
                                   portfolio of fixed income securities.

PRINCIPAL                          The Fund seeks to achieve its investment
INVESTMENT STRATEGIES              objective by investing all of its assets in
                                   the Republic Fixed Income Portfolio (the
                                   'Portfolio'), which has the same investment
                                   objective as the Fund. This two-tier fund
                                   structure is commonly referred to as a
                                   'master/feeder' structure because one fund
                                   (the Bond Fund or 'feeder fund') is investing
                                   all its assets in a second fund (the
                                   Portfolio or 'master fund').

                                   The Portfolio invests primarily in fixed income securities, such as U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, and similar securities issued by foreign governments and corporations.

PRINCIPAL INVESTMENT RISKS         Market Risk: The Fund's performance per share
                                   will change daily based on many factors,
                                   including the quality of the instruments in
                                   the Portfolio's investment portfolio,
                                   national and international economic
                                   conditions and general market conditions. You
                                   could lose money on your investment in the
                                   Fund or the Fund could underperform other
                                   investments.

Republic Bond Fund
Risk/Return Summary and Fund Expenses          [Logo]




                                   Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation.

                                   Interest Rate Risk: Changes in interest rates will affect the yield and value of the Fund's investments in debt securities.

                                   Derivatives Risk: The Fund may invest in derivative instruments (e.g., options and futures contracts) to help achieve its investment objective. The Fund intends to do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

                                   High Yield ('Junk Bonds') Risk: The Fund may invest in high-yield securities, which are subject to higher credit risks and are less liquid than other fixed income securities.
                                   The Fund could lose money if it is unable to dispose of these investments at an appropriate time.

                                   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF
                                   HSBC AND IS NOT INSURED OR GUARANTEED BY THE
                                   FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                   OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST?            Consider investing in the Fund if you are:

                                     Looking to add a monthly income component
                                      to your investment portfolio

                                     Seeking higher potential returns than
                                      provided by money market funds

                                     Willing to accept the risks of price and
                                      income fluctuations

                                     Investing short-term reserves

                                   This Fund will not be appropriate for anyone:

                                     Investing emergency reserves

                                     Seeking safety of principal

                                   The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

Republic Bond Fund
Risk/Return Summary and Fund Expenses          [Logo]




                                                  PERFORMANCE BAR
                                                  CHART AND TABLE



The bar chart on this page shows the Republic Bond Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.



The returns for Class B and Class C Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.


                                     1997 -  8.50%
                                     1998 -  6.41%
                                     1999 - -1.28%


                          Of course, past performance does not indicate how the Fund will perform in the future.




                            Best quarter:   4Q 1996 +3.61%
                            Worst quarter:  2Q 1999 - 1.55%



                      * The Fund offers three different classes of shares: Class A Shares, Class B Shares, and Class C Shares. Each class of shares has different characteristics and are subject to different fees and expenses. The following pages of this Prospectus will highlight these differences. The Fund's Statement of Additional Information contains a more detailed discussion of the different classes of shares.

Republic Bond Fund
Risk/Return Summary and Fund Expenses          [Logo]




The table below compares the Fund's performance over time to that of the Salomon Broad Investment Grade Bond Index, a market-capitalization-based total return index containing U.S. fixed rate issues of greater than one year and at least $50 million outstanding, and the Lipper A Rated Bond Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective.



The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.


  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)




                                      INCEPTION       PAST        SINCE
                                         DATE         YEAR      INCEPTION
                                    ---------------------------------------
  CLASS A                           Aug. 26, 1996      - 3.97%        4.63%
                                    ---------------------------------------
  CLASS B                           Jan. 6, 1998       - 4.88%        0.29%
                                    ---------------------------------------
  CLASS C                           Nov. 4, 1998       - 3.02%      - 0.25%
                                    ---------------------------------------
  SALOMON BIG BOND INDEX                               - 0.83%        6.64%*
                                    ---------------------------------------
  LIPPER A RATED BOND FUND INDEX                       - 2.04%        5.98%*
  -------------------------------------------------------------------------



* Since August 31, 1996.

Republic Bond Fund
Risk/Return Summary and Fund Expenses          [Logo]




                                                              FEES AND EXPENSES*
As an investor in the Republic Bond Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



                                  SHAREHOLDER
                                  TRANSACTION EXPENSES
                                  (FEES PAID DIRECTLY
                                  FROM                       A        B        C
                                  YOUR INVESTMENT)         SHARES   SHARES   SHARES

                                  Maximum sales
                                  charge (load) on
                                  purchases                2.75%     None     None
                                  -------------------------------------------------
                                  Maximum
                                  deferred sales
                                  charge (load)             None    3.00%    1.00%


                                  ANNUAL FUND
                                  OPERATING EXPENSES
                                  (EXPENSES THAT ARE
                                  DEDUCTED FROM              A        B        C
                                  FUND ASSETS)             SHARES   SHARES   SHARES

                                  Management fee           0.40%    0.40%    0.40%
                                  -------------------------------------------------
                                  Distribution
                                  (12b-1) fee              0.00%**  0.75%    0.75%
                                  -------------------------------------------------
                                  Shareholder servicing
                                  fees                     0.25%    0.25%    0.25%
                                  Other operating
                                  expenses                 2.01%    2.01%    2.01%
                                  Total other expenses     2.26%    2.26%    2.26%
                                  -------------------------------------------------
                                  Total fund
                                  operating
                                  expenses                 2.66%    3.41%    3.41%
                                  -------------------------------------------------
                                  Fee waiver and expense
                                  reimbursement'D'         1.56%    1.56%    1.56%
                                  -------------------------------------------------
                                  Net operating expenses   1.10%    1.85%    1.85%
                                  -------------------------------------------------



* The table reflects the combined fees of both the Bond Fund and the Fixed Income Portfolio.



** There is a 12b-1 plan for Class A Shares, which authorizes payments up to
 .25% of the Fund's assets. To date, no payments under the 12b-1 plan have been made.



'D' Pursuant to an expense limitation agreement.

Republic Bond Fund
Risk/Return Summary and Fund Expenses          [Logo]




                                                             EXAMPLE*



The Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


   $10,000 investment


   5% annual return


   no changes in the
   Fund's operating
   expenses



Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                          1        3        5        10
  REPUBLIC BOND FUND     YEAR    YEARS    YEARS    YEARS

  CLASS A SHARES         $384    $  934   $1,511   $3,073
  -------------------------------------------------------
  CLASS B SHARES
    Assuming
    Redemption           $488    $1,003   $1,640   $3,189
    Assuming no
    Redemption           $188    $  903   $1,640   $3,189
  -------------------------------------------------------
  CLASS C SHARES
    Assuming
    Redemption           $288    $  903   $1,640   $3,589
    Assuming no
    Redemption           $188    $  903   $1,640   $3,589
  -------------------------------------------------------



* The example reflects the combined fees of both the Bond Fund and the Fixed Income Portfolio.

Republic Overseas Equity Fund
Risk/Return Summary and Fund Expenses          [Logo]




                                   REPUBLIC OVERSEAS EQUITY FUND

INVESTMENT OBJECTIVE               The investment objective of the Overseas
                                   Equity Fund is to seek long-term growth of
                                   capital and future income through investment
                                   primarily in securities of non-U.S. issuers
                                   and securities of issuers whose principal
                                   markets are outside of the United States.

PRINCIPAL                          The Fund seeks to achieve its investment
INVESTMENT STRATEGIES              objective by investing all of its assets in
                                   the Republic International Equity Portfolio
                                   (the 'Portfolio'), which has the same
                                   investment objective as the Fund. This
                                   two-tier fund structure is commonly referred
                                   to as a 'master/feeder' structure because
                                   one fund (the Overseas Equity Fund or
                                   'feeder fund') is investing all its assets
                                   in a second fund (the Portfolio or 'master
                                   fund').

                                   The Portfolio will invest primarily in
                                   equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East.

Republic Overseas Equity Fund
Risk/Return Summary and Fund Expenses          [Logo]




PRINCIPAL                          Market Risk: The Fund's performance per
INVESTMENT RISKS                   share will change daily based on many
                                   factors, including national and
                                   international economic conditions and
                                   general market conditions. You could lose
                                   money on your investment in the Fund or the
                                   Fund could underperform other investments.

                                   Equity securities have greater price
                                   volatility than fixed income instruments.
                                   The value of the Fund will fluctuate as the market prices of its investments increase or decrease.

                                   Foreign Investment Risk: The Fund's
                                   investments in foreign securities are
                                   riskier than investments in U.S. securities.
                                   Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors. The Fund may invest up to 20% of its total assets in emerging market securities of issuers in countries with developing economies. Emerging market securities are subject to even greater price volatility than investments in foreign securities because there is a greater risk of political or social upheaval in emerging markets. In addition, these investments are often illiquid and difficult to value accurately.

                                   Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                                   Derivatives Risk: The Fund may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Fund may do so only for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

                                   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT
                                   OF HSBC AND IS NOT INSURED OR GUARANTEED BY
                                   THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
                                   ANY OTHER GOVERNMENT AGENCY.

Republic Overseas Equity Fund
Risk/Return Summary and Fund Expenses          [Logo]





WHO MAY WANT TO                    Consider investing in the Fund if you are:
INVEST?
                                     Seeking a long-term goal such as
                                     retirement

                                     Looking to add a foreign component to your investment portfolio

                                     Willing to accept higher risks of
                                     investing in the stock market in exchange for potentially higher long-term returns

                                   This Fund will not be appropriate for
                                   anyone:

                                     Seeking monthly income

                                     Pursuing a short-term goal or investing
                                     emergency reserves

                                     Seeking safety of principal

                                   The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

Republic Overseas Equity Fund
Risk/Return Summary and Fund Expenses          [Logo]


                                              PERFORMANCE BAR
                                              CHART AND TABLE

                              1997- 7.90%
                              1998-10.56%
                              1999-68.71%





The bar chart on this page shows the Republic Overseas Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.



The returns for Class B and Class C Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.





                          Of course, past performance does not indicate how the Fund will perform in the future.

                            Best quarter:   4Q 1999 +30.25%
                            Worst quarter:  3Q 1998 - 16.10%


                      * The Fund offers three different classes of shares:
                      Class A Shares, Class B Shares, and Class C Shares. Each class of shares has different characteristics and are subject to different fees and expenses. The following pages of this Prospectus will highlight these differences. The Fund's Statement of Additional Information contains a more detailed discussion of the different classes of shares.

Republic Overseas Equity Fund
Risk/Return Summary and Fund Expenses          [Logo]




The table below compares the fund's performance to that of the MSCI EAFE Index, which includes 1,600 companies in 22 countries representing the stock markets of Europe, Australia, New Zealand and the Far East, and the Lipper International Equity Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective.



The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.


  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)




                                INCEPTION     PAST      SINCE
                                   DATE       YEAR    INCEPTION
                              ------------------------------------
  CLASS A                     Aug. 26, 1996   62.86%    24.32
                              ------------------------------------
  CLASS B
   (with applicable CDSC)     Jan. 6, 1998    63.46%    34.15%
                              ------------------------------------
  CLASS C
   (with applicable CDSC)     Nov. 4, 1998    66.99%    63.82%
                              ------------------------------------
  MSCI EAFE INDEX
  INDEX                                       27.30%    15.83%*
                              ------------------------------------
  LIPPER INTERNATIONAL
  EQUITY FUND INDEX                           37.83%    19.11%*
  ----------------------------------------------------------------




* Since August 31, 1996.

Republic Overseas Equity Fund
Risk/Return Summary and Fund Expenses          [Logo]


                                                              FEES AND EXPENSES*


As an investor in the Republic Overseas Equity Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.




SHAREHOLDER
TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM        A        B        C
YOUR INVESTMENT)              SHARES   SHARES   SHARES

Maximum sales charge (load)
on purchases                  3.50%     None     None
-----------------------------------------------------
Maximum deferred sales
charge (load)                  None    4.00%    1.00%

ANNUAL FUND
OPERATING EXPENSES
(EXPENSES THAT ARE              A        B        C
DEDUCTED FROM FUND ASSETS)    SHARES   SHARES   SHARES

Management fee                0.69%    0.69%    0.69%
-----------------------------------------------------
Distribution (12b-1)
and Service fee               0.00%**  0.75%    0.75%
-----------------------------------------------------
  Shareholder servicing
  fees:                       0.25%    0.25%    0.25%
  Other operating expenses:   0.95%    0.95%    0.95%
Total other expenses:         1.20%    1.20%    1.20%
-----------------------------------------------------
Total Fund operating
expenses                      1.89%    2.64%    2.64%
-----------------------------------------------------


 * The table reflects the combined fees of both the Overseas Equity Fund and the International Equity Portfolio.

** There is a 12b-1 plan for Class A Shares, which authorizes payments up to
 .25% of the Fund's assets. To date, no payments under the 12b-1 plan have been made.

Republic Overseas Equity Fund
Risk/Return Summary and Fund Expenses          [Logo]


                                                   EXAMPLE*


This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


   $10,000 investment

   5% annual return

   no changes in the Fund's operating expenses


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.
--------------------

REPUBLIC OVERSEAS          1       3        5        10
EQUITY FUND               YEAR   YEARS    YEARS    YEARS
CLASS A SHARES            $535   $  923   $1,336   $2,484
---------------------------------------------------------
CLASS B SHARES
  Assuming Redemption     $667   $1,020   $1,400   $2,625
  Assuming no Redemption  $267   $  820   $1,400   $2,625
---------------------------------------------------------
CLASS C SHARES
  Assuming Redemption     $367   $  820   $1,400   $2,973
  Assuming no Redemption  $267   $  820   $1,400   $2,973
---------------------------------------------------------


* The example reflects the combined fees of both the Overseas Equity Fund and the International Equity Portfolio.

Republic Opportunity Fund
Risk/Return Summary and Fund Expenses          [Logo]




                                  REPUBLIC OPPORTUNITY FUND

INVESTMENT OBJECTIVE              The investment objective of the Opportunity
                                  Fund is to seek long-term growth of capital
                                  by investing in equity securities of
                                  emerging small-and medium-sized companies
                                  that are expected to show earnings growth
                                  over time that is well above the growth rate
                                  of the overall economy and the rate of
                                  inflation.

PRINCIPAL                         The Fund seeks to achieve its investment
INVESTMENT STRATEGIES             objective by investing all of its assets in
                                  the Republic Small Cap Equity Portfolio (the
                                  'Portfolio'), which has the same investment
                                  objective as the Fund. This two-tier fund
                                  structure is commonly referred to as a
                                  'master/feeder' structure because one fund
                                  (the Opportunity Fund or 'feeder fund') is
                                  investing all its assets in a second fund
                                  (the Portfolio or 'master fund').

                                  The Portfolio will invest primarily in
                                  common stocks of small- and medium-sized companies, but may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. The Fund may also invest in common stocks of larger, more established companies if they are expected to show increased earnings.

Republic Opportunity Fund
Risk/Return Summary and Fund Expenses          [Logo]



PRINCIPAL                         Market Risk: The Fund's performance per
INVESTMENT RISKS                  share will change daily based on many
                                  factors, including national and
                                  international economic conditions and
                                  general market conditions. You could lose
                                  money on your investment in the Fund or the
                                  Fund could underperform other investments.

                                  Equity securities have greater price
                                  volatility than fixed income instruments.
                                  The value of the Fund will fluctuate as the market prices of its investments increase or decrease.

                                  Small Company Risk: Because emerging small- and medium-sized companies have fewer financial resources than larger, well-established companies, investments in the Fund are subject to greater price volatility than investments in other equity funds that invest in larger, well-established companies, particularly during periods of economic uncertainty or downturns.

                                  Foreign Investment Risk: The Fund's
                                  investments in foreign securities are
                                  riskier than its investments in U.S.
                                  securities. Investments in foreign
                                  securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                                  Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                                  Derivatives Risk: The Fund may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Fund intends to do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

                                  AN INVESTMENT IN THE FUND IS NOT A DEPOSIT
                                  OF HSBC AND IS NOT INSURED OR GUARANTEED BY
                                  THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
                                  ANY OTHER GOVERNMENT AGENCY.

Republic Opportunity Fund
Risk/Return Summary and Fund Expenses          [Logo]


WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are:

                                    Seeking a long-term investment

                                    Looking to add a growth component to your
                                     portfolio

                                    Willing to accept higher risks of investing
                                     in emerging companies in exchange for
                                     potentially higher long-term returns

                                  This Fund will not be appropriate for
                                   anyone:

                                    Seeking monthly income

                                    Pursuing a short-term goal or

                                    Investing emergency reserves

                                  The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

Republic Opportunity Fund
Risk/Return Summary and Fund Expenses          [Logo]



                                                  PERFORMANCE BAR
                                                  CHART AND TABLE

                               1997-21.86%
                               1998-12.95%
                               1999-47.07%


The bar chart on this page shows the Republic Opportunity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.



The returns for Class B and Class C Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.




                          Of course, past performance does not indicate how the Fund will perform in the future.

                            Best quarter:   4Q 1999 +46.37%
                            Worst quarter:  3Q 1998 - 20.18%


                      * The Fund offers three different classes of shares:
                      Class A Shares, Class B Shares, and Class C Shares. Each class of shares has different characteristics and are subject to different fees and expenses. The following pages of this Prospectus will highlight these differences. The Fund's Statement of Additional Information contains a more detailed discussion of the different classes of shares.

Republic Opportunity Fund
Risk/Return Summary and Fund Expenses          [Logo]



The table below compares the Fund's performance over time with the Russell 2000 Index, an unmanaged index of the 2000 smallest companies (representing approximately 10% of the total market capitalization) in the Russell 3000 Index (representing approximately 98% of the U.S. equity market by capitalization), and the Lipper Small Company Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective.


The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.


  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)




                                            INCEPTION           PAST          SINCE
                                               DATE             YEAR        INCEPTION
                                          -------------------------------------------
 CLASS A                                  Sept. 23, 1996       41.94%        22.75%
                                          -------------------------------------------
 CLASS B                                  Jan. 6, 1998         42.05%        27.68%
 (with applicable CDSC)
                                          -------------------------------------------
 CLASS C                                  Nov. 4, 1998         45.26%        56.21%
 (with applicable CDSC)
                                          -------------------------------------------
 RUSSELL 2000 INDEX                                            21.26%        13.78%*
                                          -------------------------------------------
 LIPPER SMALL COMPANY                                          41.54%        15.53%*
 FUND INDEX
-------------------------------------------------------------------------------------




* Since September 30, 1996.

Republic Opportunity Fund
Risk/Return Summary and Fund Expenses          [Logo]

                                                              FEES AND EXPENSES*


As an investor in the Republic Opportunity Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION
EXPENSES
(FEES PAID DIRECTLY FROM        A        B        C
YOUR INVESTMENT)              SHARES   SHARES   SHARES

Maximum sales charge (load)
on purchases                  3.50%     None     None
------------------------------------------------------
Maximum deferred sales
charge (load)                  None    4.00%    1.00%


ANNUAL FUND
OPERATING EXPENSES
(EXPENSES THAT ARE              A        B        C
DEDUCTED FROM FUND ASSETS)    SHARES   SHARES   SHARES

Management fee                0.86%    0.86%    0.86%
------------------------------------------------------
Distribution (12b-1) fee      0.00%**  0.75%    0.75%
------------------------------------------------------
  Shareholder servicing fee   0.25%    0.25%    0.25%
  Other operating expenses    0.54%    0.54%    0.54%
Total other expenses:         0.79%    0.79%    0.79%
------------------------------------------------------
Total Fund operating
expenses                      1.65%    2.40%    2.40%
------------------------------------------------------


 * The table reflects the combined fees of both the Opportunity Fund and the Small Cap Equity Portfolio.


** There is a 12b-1 plan for Class A Shares, which authorizes payments up to 0.25% of the funds assets to date, no payments under the 12b-1 plan have been made.

Republic Opportunity Fund
Risk/Return Summary and Fund Expenses          [Logo]

                                                   EXAMPLE*


This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


   $10,000 investment

   5% annual return

   no changes in the Fund's operating expenses


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

REPUBLIC OPPORTUNITY       1      3        5        10
FUND                      YEAR   YEARS   YEARS    YEARS
CLASS A SHARES            $512   $852    $1,216   $2,236
--------------------------------------------------------
CLASS B SHARES
  Assuming Redemption     $643   $948    $1,280   $2,380
  Assuming no Redemption  $243   $748    $1,280   $2,380
--------------------------------------------------------
CLASS C SHARES
  Assuming Redemption     $343   $748    $1,280   $2,736
  Assuming no Redemption  $243   $748    $1,280   $2,736
--------------------------------------------------------


* The example reflects the combined fees of both the Opportunity Fund and the Small Cap Equity Portfolio.

Investment Objectives and Strategies              [Logo]

                      REPUBLIC NEW YORK TAX-FREE BOND FUND


TICKER SYMBOL: CLASS A: RNYCX CLASS B: RNYBX CLASS C: RNYTX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing its assets primarily in a non-diversified portfolio of municipal bonds, municipal notes, and other debt instruments, the interest on which is exempt from regular federal, New York State and New York City personal income taxes.

Consistent with its investment objectives, the New York Tax-Free Bond Fund:

   will invest at least 80% of its assets in tax exempt obligations, and at least 65%, if not all, of its assets in New York Municipal Obligations. To the extent that New York Municipal Obligations do not have acceptable risk- and tax-adjusted returns, the Fund may purchase Municipal Obligations issued by other states and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes.

   may invest, as a temporary defensive measure, in short-term obligations or hold some of its assets in cash. If so, shareholders may have to pay federal and New York State and New York City personal income taxes on the interest received on these investments.

   may invest in derivative instruments, including, but not limited to, options and futures contracts on fixed income securities and indices of municipal securities.

   may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.

   may engage in repurchase transactions, where the Portfolio or Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


The investment adviser selects securities for the Portfolio based on various factors, including the credit quality of the securities, the outlook for the economy, and anticipated changes in interest rates and inflation. The investment adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Investment Objectives and Strategies              [Logo]

                              REPUBLIC EQUITY FUND



TICKER SYMBOL: CLASS A: REPEX CLASS B: REQBX CLASS C: REFCX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Equity Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund seeks to achieve its objective by investing at least 65% of its assets in equity securities of seasoned medium and large-sized companies in sound financial condition that are expected to show above average price appreciation.


To achieve its investment goal, the Fund employs two investment sub-advisers, each of whom pursues a different investment strategy. As investment manager of the Fund, HSBC Bank USA ('HSBC') is responsible for allocating the assets between the investment sub-advisers. Although HSBC usually divides the assets in half, it may allocate a greater portion of the assets to one of the investment sub-advisers if HSBC believes it is in the best interests of the Fund.



The first investment sub-adviser invests its portion of the Fund's assets using a 'growth' style of investing. The second investment sub-adviser invests the remaining assets using a 'value' style of investing. Each approach relies on a careful analysis of each company considered for investment, using internal fundamental research analysis, to determine its source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share.


'GROWTH' STRATEGY: The strategy focuses on investing in financially secure firms with established operating histories that are proven leaders in their industry or market sector. Such companies may demonstrate characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share, and increasing return on investments. The Fund's assets may be invested in companies that do not demonstrate such characteristics if such companies are expected to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or basic changes in the economic environment.

'VALUE' STRATEGY: This approach seeks to obtain the Fund's investment objective by investing in equity securities of U.S. companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. The research focuses on two levels of analysis: first, on understanding wealth shifts that occur within the equity market; and second, on individual company research.

Investment Objectives and Strategies              [Logo]


Consistent with its investment objective, the Republic Equity Fund:


   may invest in a broad range of equity securities of U.S. and foreign companies, including debt securities, warrants or rights that can be converted into common stock.

   may invest in derivative instruments, including, but not limited to, futures contracts options on securities, securities indices, futures contracts, and foreign currencies.

   may invest up to 35% in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as 'junk bonds.'

   may invest without limit in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers' acceptances of U.S. and foreign banks, and commercial paper of U.S. or foreign issuers.

   may engage in repurchase transactions, where the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

Investment Objectives and Strategies              [Logo]


                               REPUBLIC BOND FUND



TICKER SYMBOL:  CLASS A: RBDDX  CLASS B: REBBX  CLASS C: RBFCX



INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



The investment objective of the Bond Fund is to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund seeks to achieve its investment objective by investing all of its assets in the Republic Fixed Income Portfolio, which has the same investment objective as the Fund.



Consistent with the investment objective of the Fund, the Fixed Income
Portfolio:



   will normally invest at least 65% of its total assets in fixed income securities, which may include U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, obligations of foreign governments or international entities, and foreign currency exchange-related securities.



   may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee of timely payment.



   may lend its securities to brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Fund or Portfolio may also borrow money for temporary or emergency purposes.



   may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps.



   may invest in high yield/high risk securities as well as floating and variable rate instruments and obligations.



   may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.



   may invest in debt obligations by commercial banks and savings and loan associations. These instruments would include certificates of deposit, time deposits, and bankers' acceptances.



   may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.



The investment sub-adviser selects securities for the Portfolio based on various factors, including the outlook for the economy, and anticipated changes in interest rates and inflation. The investment adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Investment Objectives and Strategies              [Logo]


                         REPUBLIC OVERSEAS EQUITY FUND
          TICKER SYMBOL: CLASS A: ROVEX CLASS B: ROEBX CLASS C: ROECX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Overseas Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers and securities whose principal markets are outside of the United States. The Fund seeks to achieve its investment objective by investing all of its assets in the International Equity Portfolio, which has the same investment objective as the Fund. The principal investments of the International Equity Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East.


Consistent with the investment objective of the Fund, the International Equity
Portfolio:


   will normally invest at least 80% of its total assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock, trust certificates, limited partnership interests and equity participations.

   may invest up to 20% of its assets in equity securities of companies in emerging markets.

   intends to have at least three different countries represented in its portfolio and intends to invest primarily in companies with large market capitalizations.

   may, under exceptional circumstances, temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, domestic or foreign government securities, and nonconvertible preferred stock, or hold its assets in cash or cash equivalents.


   may invest in derivative instruments, including, but not limited to, foreign currency futures contracts and options on foreign currencies and foreign currency futures.


   may engage in repurchase transactions, where the Portfolio or Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

Investment Objectives and Strategies              [Logo]

   may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

   may purchase and sell securities on a 'when-issued' basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


The investment sub-adviser's approach to investing relies on extensive field research and direct company contact. It is a fundamental value-oriented approach that attempts to identify the difference between the underlying value of a company and the price of its security in the market.

Investment Objectives and Strategies              [Logo]


                           REPUBLIC OPPORTUNITY FUND
          TICKER SYMBOL: CLASS A: RPOPX CLASS B: RBOPX CLASS C: ROFCX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Opportunity Fund is to seek long-term growth of capital by investing in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises. These companies would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities that are usually necessary to become more widely recognized. The Fund seeks to achieve its investment objective by investing all of its assets in the Republic Small Cap Equity Portfolio, which has the same investment objective as the Fund.


Consistent with the Fund's investment objective, the Small Cap Equity Portfolio:

   will invest at least 80% of its assets in equity securities, of which at least 65% will be equity securities issued by small cap companies. Small cap companies generally are those companies which have small (under $1 billion) market capitalizations and have gross revenues ranging from $10 million to $1 billion.

   may invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment.

   may invest up to 20% of its assets in foreign securities.

   will invest primarily in common stocks, but may, to a limited extent, seek appreciation in other types of securities when relative values and market conditions make such purchases appear attractive.

   may invest part or all of its assets in cash (including foreign currency) or short-term obligations during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests. These investments may include certificates of deposit, commercial paper, short-term notes and U.S. Government securities.

   may invest in derivative instruments, including, but not limited to, financial and foreign currency futures contracts as well as options on securities, foreign currencies, and foreign currency futures.

   may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.

   may engage in repurchase transactions, where the Portfolio or Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.


The investment sub-adviser uses a bottom-up, as opposed to a top-down, investment style in managing the Fund. Securities are selected based upon fundamental analysis of a company's cash flow, industry position, potential for high-profit margins, and strength of management, as well as other factors.

Investment Risks                     [Logo]


GENERAL RISK FACTORS: ALL FUNDS

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions.


Generally, the New York Tax-Free Bond Fund, the Equity Fund, the Bond Fund, the Opportunity Fund, the Overseas Equity Fund, and their corresponding portfolios, will be subject to the following risks:


  Fixed Income Securities: The value of investments in fixed income securities will fluctuate as interest rates decrease or increase. In addition, these securities may accrue income that is distributable to shareholders even though the income may not yet have been paid to a Fund or Portfolio. If so, a Fund or Portfolio may need to liquidate some of its holdings and forego the purchase of additional income-producing assets.

  Credit Risks: The Funds could lose money if the issuer of a fixed income security owned by a Fund or Portfolio is unable to meet its financial obligations.

  Derivatives: The Funds may invest in various types of derivative securities. Generally, a derivative is a financial arrangement the value of which is based on (or 'derived' from) a traditional security, asset, or market index. Derivative securities include, but are not limited to, options and futures transactions, forward foreign currency exchange contracts, mortgage- and asset-backed securities, 'when-issued' securities, and swaps. There are, in fact, many different types of derivative securities and many different ways to use them.

  The use of derivative securities is a highly specialized activity and there can be no guarantee that their use will increase the return of the Funds or protect their assets from declining in value. In fact, investments in derivative securities may actually lower a Fund's return if such investments are timed incorrectly or are executed under adverse market conditions. In addition, the lack of a liquid market for derivative securities may prevent the Fund from selling unfavorable positions, which could result in adverse consequences.


  Each Fund may invest in different kinds of derivative securities. The Statement of Additional Information contains a detailed description of the derivative securities in which the Fund may invest and a discussion of the risks associated with each security. To request a Statement of Additional Information, please refer to the back cover of this Prospectus.


  Repurchase Agreements: The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio or Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.
                                                                              45

Investment Risks                     [Logo]

  Illiquid Securities: The Funds may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sale. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.


  Returns Are Not Guaranteed: An investment in the Funds is neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by HSBC or any other bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.


YEAR 2000 RISK:


Like other funds and business organizations around the world, each Fund and its service providers rely heavily on computer systems that use date fields. The Funds could be adversely affected if the computer systems used by the Funds and their service providers do not properly process and calculate date-related information for the year 2000 and beyond (the 'Year 2000 Issue'). As of the date of this Prospectus, the Year 2000 issue has not resulted in any adverse consequences to the Funds, but there is no assurance that the Year 2000 Issue will not cause problems in the future.



The Funds and their service providers have taken steps to minimize risks to services critical to the Funds' operations associated with Year 2000 Issues.



The Funds currently have no reason to believe that the Year 2000 will have an material adverse effect on their business or operations, but complications as yet unidentified might arise. The Funds will continue to closely monitor developments relating to the Year 2000 Issue.


SPECIFIC RISK FACTORS: FOREIGN AND HIGH YIELD/HIGH RISK SECURITIES


    EQUITY FUND           BOND FUND
 OPPORTUNITY FUND    OVERSEAS EQUITY FUND


Foreign securities involve investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, or a lack of adequate company information, liquidity, and government regulation.

Investment Risks                     [Logo]

Investments in foreign emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in foreign emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.


High yield/high risk securities ('junk bonds') may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of high yield/high risk securities defaults, the Fund or Portfolio may incur additional expenses to seek recovery. High yield/high risk securities may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely effect and cause large fluctuations in the daily net asset value of the Funds.


SPECIFIC RISK FACTORS: 'WHEN-ISSUED' SECURITIES

                          NEW YORK TAX-FREE BOND FUND
                                   BOND FUND
                              OVERSEAS EQUITY FUND


The price and yield of securities purchased on a 'when-issued' basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a 'when-issued' transaction fails to deliver or pay for the security. In addition, purchasing securities on a 'when-issued' basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the 'when-issued' security may have a lesser (or greater) value at the time of settlement than the Fund's payment obligation with respect to that security.

Investment Risks                     [Logo]


SPECIFIC RISK FACTORS: MORTGAGE-BACKED SECURITIES AND SWAPS

                                   BOND FUND

Mortage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. Mortgage- and asset-backed securities are subject to prepayment, extension, market, and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Conversely, an extension risk is present during periods of rising interest rates, when a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities. Market risk reflects the risk that the price of the security may fluctuate over time as a result of changing interest rates or the lack of liquidity. Credit risk reflects the risk that the Fund or Portfolio may not receive all or part of its principal because the issuer has defaulted on its obligations.

A swap is an agreement to change the return generated by one instrument for the return generated by another instrument. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the other party to the swap defaults, the Fund or Fixed Income Portfolio may lose interest payments that it is contractually entitled to receive and may, in some cases, lose the entire principal value of the investment security.


SPECIFIC RISK FACTORS: CONCENTRATION

                          NEW YORK TAX-FREE BOND FUND

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.


The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

Fund Management                      [Logo]

                          THE INVESTMENT ADVISER


HSBC, 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the New York Tax-Free Bond Fund. HSBC is also the investment manager for the Equity Fund, the Fixed Income Portfolio, the International Portfolio, and the Small Cap Equity Portfolio. As investment manager of the Equity Fund and the Portfolios, HSBC provides general supervision over the investment management functions performed by the investment advisers.



HSBC is a wholly owned subsidiary of HSBC USA, Inc., a registered bank holding company. HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. HSBC manages more than $80 billion in assets including $3.2 billion in the Republic Family of Funds.



The following companies serve as investment sub-advisers of their respective Fund and Portfolios. The investment sub-advisers make the day-to-day investment decisions and continuously review, supervise and administer investment programs.



The Bond Fund (Fixed Income Portfolio): Miller Anderson & Sherrard ('MAS'), One Tower Bridge, West Conshohocken, Pennsylvania 19428, is a Pennsylvania limited partnership founded in 1969. MAS is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., and is a division of Morgan Stanley Dean Witter Investment Management. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 1999, MAS had approximately $66.6 billion in assets under management.



The Equity Fund: Alliance Capital Management L.P. ('Alliance'), 1345 Avenue of the Americas, New York, New York 10105, and Brinson Partners, Inc. ('Brinson'), 209 South LaSalle Street, Chicago, IL 60604, both serve as investment advisers to the Equity Fund. Alliance pursues a 'growth' style of investing, while Brinson pursues a 'value' style of investing. As investment manager, HSBC is responsible for allocating the Fund's assets between Alliance and Brinson for purposes of investment.



Alliance is a leading global investment adviser supervising client accounts with assets totaling $368 billion as of December 31, 1999. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds.



Brinson is an investment management firm managing, as of December 31, 1999, approximately $390 billion, primarily for pension and profit sharing institutional accounts. Brinson and its predecessor entities have managed domestic and international investment assets since 1974 and global investment

Fund Management                      [Logo]



                          THE INVESTMENT ADVISER
                          CONTINUED

assets since 1982. Brinson also serves as the investment adviser to seven other investment companies.


The Overseas Equity Fund (International Equity Portfolio): Capital Guardian Trust Company ('CGTC'), which was founded in 1968, is a wholly owned subsidiary of The Capital Group Companies, Inc., both of which are located at 333 South Hope Street, Los Angeles, California. As of December 31, 1999, CGTC managed $154 billion of assets primarily for large institutional clients.



The Opportunity Fund (Small Cap Equity Portfolio): MFS Institutional Advisers, Inc. ('MFSI'), together with its parent company Massachusetts Financial Services Company ('MFS'), is America's oldest mutual fund organization. MFSI has its principal office at 500 Boylston Street, Boston, MA 02116. Net assets under the management of the MFS organization were approximately $137 billion on behalf of over two million investor accounts as of December 31, 1999. As of that date, the MFS organization managed approximately $106 billion of assets invested in equity securities, and approximately $21 billion of assets invested in fixed income securities.


For these advisory and management services, the Funds paid a management fee as follows:



                                                 PERCENTAGE OF
                                              AVERAGE NET ASSETS
                                                AS OF 10/31/99*

 Bond Fund                                           0.39%
 New York Tax-Free Bond Fund                         0.25%
 Equity Fund                                         0.45%
 Overseas Equity Fund                                0.72%
 Opportunity Fund                                    0.88%



* HSBC waived a portion of its contractual fees with the New York Tax-Free Bond Fund, Overseas Equity Fund, and Opportunity Fund for the most recent fiscal year. Actual fees paid on behalf of the Funds and Portfolios during the previous fiscal year may be higher than the current contractual fee due to break points in the investment adviser's fee, which are based on the value of the assets in the Fund or Portfolio.

Fund Management                      [Logo]


                          PORTFOLIO MANAGERS



THE NEW YORK TAX-FREE BOND FUND:


     Peter J. Loftus, Senior Portfolio Manager with HSBC since 1997, is primarily responsible for the day-to-day management of the New York Tax-Free Bond Fund's portfolio. Prior to joining HSBC, Mr. Loftus was a Senior Vice President at Dillon, Read & Co. from August, 1992 through August, 1997, where he managed tax-exempt trading and hedging for the firm. He also spent seven years (1984 - 1992) at Paine Webber as a Vice President involved in the trading and distribution of tax-exempt securities.


THE EQUITY FUND:


     John L. Blundin, an Executive Vice President and Portfolio Manager and Disciplined Growth Team Leader, and Christopher Toub, a Senior Vice President, Equity Portfolio Manager, and Director of Global Equity Research have primary portfolio management responsibility for the Equity Fund's assets allocated to Alliance. In all, Mr. Blundin has 35 years of investment experience. For 27 years, including the last five years, Mr. Blundin has served as a portfolio manager at Alliance. Mr. Toub has 18 years of investment experience, including the last five years of experience as a portfolio manager at Alliance.



     Jeffrey J. Diermeier, Managing Partner-U.S. Equities at Brinson, has primary portfolio management responsibility for the Fund's assets allocated to Brinson. Including the last five years, Mr. Diermeier has 22 years of investment experience at Brinson.



THE BOND FUND (FIXED INCOME PORTFOLIO)



     The Portfolio Manager for the Fixed Income Portfolio is Kenneth B. Dunn. Mr. Dunn has been a Partner at MAS since prior to 1991. He has served as the Portfolio Manager of the MAS Fixed Income and MAS Domestic Fixed Income Portfolios since 1987; the MAS Fixed Income II Portfolio since 1990; the MAS Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios, since 1992; and the MAS Municipal and PA Municipal Portfolios, since 1994.

Fund Management                      [Logo]

                          PORTFOLIO MANAGERS
                          CONTINUED

THE OVERSEAS EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO):

The following persons are primarily responsible for portfolio management of the International Equity Portfolio:


     David Fisher, Chairman of CGTC, has had 33 years experience as an investment professional (29 years with CGTC or its affiliates, including the last five years).



     Harmut Giesecke, Senior Vice President and Director of Capital International, Inc., has had 27 years experience as an investment professional (25 years with CGTC or its affiliates, including the last five years).



     Nancy Kyle, Senior Vice President of CGTC, has had 25 years experience as an investment professional (8 years with CGTC or its affiliates, including the last five years). From 1980 to 1990, Ms. Kyle was managing director of
     J. P. Morgan Investment Management, Inc.



     John McIlwraith, Senior Vice President of CGTC, has had 29 years experience as an investment professional (15 years with CGTC or its affiliates, including the last five years).



     Robert Ronus, President of CGTC, has had 30 years experience as an investment professional (24 years with CGTC or its affiliates, including the last five years).



     Nilly Sikorsky, Director of The Capital Group Companies, Inc., has had 36 years experience as an investment professional, all of which was with CGTC or its affiliates.

Fund Management                      [Logo]


                          PORTFOLIO MANAGERS
                          CONTINUED

OPPORTUNITY FUND (SMALL CAP EQUITY PORTFOLIO):

     The portfolio manager of the Small Cap Equity Portfolio is Brian Stack, Senior Vice President of MFSI. Mr. Stack has been employed by MFSI since 1993.

THE DISTRIBUTOR AND ADMINISTRATOR


BISYS Fund Services ('BISYS'), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator (the 'Administrator'). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services.



BISYS also serves as the distributor (the 'Distributor') of the Funds' shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.



The Statement of Additional Information has more detailed information about the Investment Adviser, Distributor and Administrator, and other service providers.

Fund Management                      [Logo]

THE TWO-TIER FUND STRUCTURE

The Bond Fund, Overseas Equity Fund, and Opportunity Fund seek to achieve their investment objectives by investing all of each Fund's assets in the Republic Fixed Income Portfolio, Republic International Equity Portfolio, and the Republic Small Cap Equity Portfolio, respectively, series of a separate open-end investment company, each having the same investment objectives as their respective Funds. This is referred to as a 'master/feeder' arrangement because one fund (the 'feeder' fund) 'feeds' its assets into another fund (the 'master fund'). The two-tier investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach. For example, other mutual funds and institutional investors may invest in the Portfolios on the same terms and conditions as the Funds (although they may have different sales commissions and other operating expenses that may generate different returns). As with traditionally structured funds which have large investors, the actions of these mutual funds and institutional investors (or other large investors) may have a material effect on smaller investors in the Fund. For example, if a large investor withdraws from a portfolio (a 'master fund'), operating expenses may increase, thereby producing lower returns for investors in the Funds ('feeder funds'). Additionally, the portfolio may become less diverse, resulting in increased portfolio operating expenses.

Except as permitted, whenever a Fund is requested to vote on a matter pertaining to its corresponding Portfolio, the Fund will hold a meeting of its shareholders. At the meeting of investors in the Portfolio, the Fund will cast all of its votes in the same proportion as the votes of the Fund's shareholders.

The investment objectives of the Funds and the Portfolios may be changed without approval of the shareholders. A Fund may withdraw its investment in its corresponding Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if it is in the best interests of the Fund to do so.

Shareholder Information                      [Logo]

                                           PRICING OF FUND SHARES


HOW NAV IS CALCULATED


The NAV for each class of shares is calculated by dividing the total value of a Fund's investments and other assets attributable to a class less any liabilities, by the total number of outstanding shares of that Class:


                            ------------------------

                                     NAV =
                          Total Assets - Liabilities
                                Number of Shares
                                  Outstanding
                            ------------------------

Values of assets in a Fund's portfolio or held by a Portfolio are determined on the basis of their market or other fair value.

THE INCOME AND EQUITY FUNDS

The net asset value per share (NAV) of the Bond Fund and the New York Tax-Free Bond Fund (collectively, the 'Income Funds'), and the Equity Fund, the Overseas Equity Fund, and the Opportunity Fund (collectively, the 'Equity Funds'), is determined once each day at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open.


The New York Stock Exchange is open every weekday except for the days on which national holidays are observed.


Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund plus any applicable sales charge. If you sell Class B Shares or Class C Shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund. For more information about sales charges, see the section on 'Distribution Arrangements/Sales Charges.'

 PURCHASING AND ADDING TO YOUR SHARES

 You may purchase Funds through the Republic Funds Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Shareholder Information                      [Logo]

                                           PURCHASING AND ADDING TO YOUR SHARES

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

<Caaption>                                                    MINIMUM
                                                              INITIAL      MINIMUM
                                       ACCOUNT TYPE           INVESTMENT   SUBSEQUENT

                                       Class A Regular
                                       (non-retirement)         $1,000       $ 100
                                       ----------------------------------------------
                                       Retirement (IRA)         $  250       $ 100
                                       ----------------------------------------------
                                       Automatic
                                       Investment Plan          $  250       $  25
                                       ----------------------------------------------


--------------------------------------------------------------------------------
AVOID 31% TAX WITHHOLDING

The Funds are required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with
IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
--------------------------------------------------------------------------------
56

Shareholder Information                      [Logo]

                           PURCHASING AND ADDING TO YOUR SHARES
                           CONTINUED

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT



BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to 'Republic Funds' and include the name of the appropriate Fund(s) on the check.


3. Mail to: Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845.


Subsequent:

1. Use the investment slip attached to your account statement.

 Or, if unavailable,

2. Include the following information in writing:
   Fund name
   Share class
   Amount invested
   Account name
   Account number
  Include your account number on your check.

                                              ---------------------------------
                                              ELECTRONIC VS. WIRE TRANSFER
                                              Wire transfers allow financial
                                              institutions to send funds to
                                              each other, almost
                                              instantaneously. With an
                                              electronic purchase or sale, the
                                              transaction is made through the
                                              Automated Clearing House (ACH)
                                              and may take up to eight days to
                                              clear. There is generally no fee
                                              for ACH transactions.


3. Mail investment slip and check to: Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845.


ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.


Establish electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.



Call 1-800-782-8183 to arrange a transfer from your bank account.




BY WIRE TRANSFER


For information on how to request a wire transfer, call 1-800-782-8183.

Shareholder Information                      [Logo]

                           PURCHASING AND ADDING TO YOUR SHARES
                           CONTINUED

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

      Your bank name, address and account number

      The amount you wish to invest automatically (minimum $25)

      How often you want to invest (every month, 4 times a year, twice a year or once a year)

      Attach a voided personal check.

To invest regularly from your paycheck or government check:


Call 1-800-782-8183 for an enrollment form.


                                            DIRECTED DIVIDEND OPTION
                                            By selecting the appropriate box in
                                            the Account Application, you can
                                            elect to receive your distributions
                                            in cash (check) or have
                                            distributions (capital gains and
                                            dividends) reinvested in another
                                            Republic Fund without a sales
                                            charge. You must maintain the
                                            minimum balance in each Fund into
                                            which you plan to reinvest dividends
                                            or the reinvestment will be
                                            suspended and your dividends paid to
                                            you. The Fund may modify or
                                            terminate this reinvestment option
                                            without notice. You can change or
                                            terminate your participation in the
                                            reinvestment option at any time.

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS


All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class B and C shares, because Class A shares have lower operating expenses. Capital gains are distributed at least annually.



Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.

--------------------------------------------------------------------------------

Shareholder Information                      [Logo]

                                        SELLING YOUR SHARES
                                        --------------------------------------
                                         WITHDRAWING MONEY FROM YOUR FUND
                                         INVESTMENT
                                         As a mutual fund shareholder, you are
                                         technically selling shares when you
                                         request a withdrawal in cash. This is
                                         also known as redeeming shares or a
                                         redemption of shares.
                                         ------------------------------------
                                         CONTINGENT DEFERRED SALES CHARGE
                                         When you sell Class B or C shares,
                                         you will be charged a fee for any
                                         shares that have not been held for a
                                         sufficient length of time. These fees
                                         will be deducted from the money paid
                                         to you. See the section on
                                         'Distribution Arrangements/Sales
                                         Charges' below for details.
You may sell your shares at any
time. Your sales price will be
the next NAV after your sell
order is received by the Fund,
its transfer agent, or your
investment representative.
Normally you will receive your
proceeds within a week after
your request is received. See
section on 'General Policies on
Selling Shares' below.

INSTRUCTIONS FOR SELLING SHARES


If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.




BY TELEPHONE

(unless you have declined telephone sales privileges)


    1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See 'General Policies on Selling Shares -- Verifying Telephone Redemptions' below)




BY MAIL OR OVERNIGHT SERVICE

(See 'General Policies on Selling Shares -- Redemptions in Writing Required' below)


    1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

       your Fund and account number
       amount you wish to redeem
       address where your check should be sent
       account owner signature

    2. Mail to: Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Shareholder Information                      [Logo]

                               SELLING YOUR SHARES
                               CONTINUED


WIRE TRANSFER


You must indicate this option on your account application.


Call 1-800-782-8183 to request a wire transfer.



If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the same business day. Otherwise, it will normally be wired on the second business day after your call.


The Fund may charge a wire transfer fee.

NOTE: Your financial institution may also charge a separate fee.



ELECTRONIC REDEMPTIONS


Call 1-800-782-8183 to request an electronic redemption.


Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days. Your bank may charge for this service.


SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

   Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

   Include a voided personal check.

   Your account must have a value of $10,000 or more to start withdrawals.

   If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

Shareholder Information                      [Logo]

                               SELLING YOUR SHARES
                               CONTINUED

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1. Redemptions from Individual Retirement Accounts ('IRAs').


2. Redemption requests requiring a signature guarantee, which include any of the following:


   Redemptions over $10,000;

   Your account registration or the name(s) in your account has changed within the last 15 days;

   The check is not being mailed to the address on your account;


   The check is not being made payable to the owner of the account; or


   The redemption proceeds are being transferred to another Fund account with a different registration.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

Shareholder Information                      [Logo]

                               SELLING YOUR SHARES
                               CONTINUED

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as 'undeliverable' or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

Shareholder Information                      [Logo]


                               DISTRIBUTION ARRANGEMENTS/SALES CHARGES


This section describes the sales charges and fees you will pay as an investor in different share classes offered by the New York Tax-Free Bond Fund and Bond Fund (collectively, the 'Income Funds') and the Equity Fund, the Overseas Equity Fund, and the Opportunity Fund (collectively, the 'Equity Funds').


THE INCOME FUNDS


                       ---------------------------------------------------
                       CLASS A SHARES           CLASS B SHARES        CLASS C SHARES

                       Percentage of            No front-end          No front-end
 Sales Charge (Load)   Investment for HSBC and  sales charge. A       sales charge. A
                       non-HSBC customers.      contingent            contingent
                       HSBC Non-HSBC            deferred sales        deferred sales
Less than $50,000      2.50%   2.75%            charge (CDSC)         charge (CDSC)
$50,000 but less than  1.50%   1.75%            may be imposed        may be imposed
$100,000                                        on shares             on shares
$100,000 but less      1.00%   1.25%            redeemed within       redeemed within
than $250,000                                   three years after     one year after
$250,000 but less      0.75%   1.00%            purchase. Shares      purchase.
than $500,000                                   automatically
$500,000 and over      None    None             convert to
                                                Class A Shares
                                                after 5 years.
---------------------------------------------------------------------------------------
  Distribution         Subject to               Subject to            Subject to
  (12b-1)              combined annual          combined annual       combined annual
  and Service Fees     distribution and         distribution and      distribution and
                       shareholder              shareholder           shareholder
                       servicing fees of        servicing fees of     servicing fees of
                       up to .25%               up to 1.00% annually  up to 1.00%
                       annually of the          of the Fund's         annually of the
                       Fund's total             average               Fund's average
                       average daily net        daily net assets.     daily net assets.
                       assets.
---------------------------------------------------------------------------------------
  Fund Expenses        Lower annual             Higher annual         Higher annual
                       expenses than            expenses than         expenses than
                       Class B or C             Class A Shares.       Class A Shares.
                       shares
---------------------------------------------------------------------------------------

Shareholder Information                      [Logo]

                                      DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                      CONTINUED

THE EQUITY FUNDS


                       ---------------------------------------------------
                       CLASS A SHARES           CLASS B SHARES        CLASS C SHARES
                       Percentage of            No front-end          No front-end sales
 Sales Charge (Load)   Investment for HSBC and  sales charge. A       charge. A
                       non-HSBC customers       contingent            contingent
                       HSBC Non-HSBC            deferred sales        deferred sales
Less than $50,000      3.25%   3.50%            charge (CDSC)         charge (CDSC)
$50,000 but less       2.25%   2.50%            may be imposed        may be imposed
than $100,000                                   on shares             on shares
$100,000 but less      1.25%   1.50%            redeemed within       redeemed within
than $250,000                                   four years after      one year after
$250,000 but less      0.75%   1.00%            purchase. Shares      purchase.
than $500,000                                   automatically
$500,000 and over      None    None             convert to
                                                Class A Shares
                                                after 6 years.
---------------------------------------------------------------------------------------
  Distribution         Subject to               Subject to            Subject to
  (12b-1)              combined annual          combined annual       combined annual
  and Service Fees     distribution and         distribution and      distribution and
                       shareholder              shareholder           shareholder
                       servicing fees of        servicing fees of     servicing fees of
                       up to .25% annually of   up to 1.00% annually  up to 1.00% annually
                       the                      of the                of the
                       Fund's total             Fund's average        Fund's average
                       average daily net        daily net assets.     daily net assets.
                       assets.
---------------------------------------------------------------------------------------
  Fund Expenses        Lower annual             Higher annual         Higher annual
                       expenses than            expenses than         expenses than
                       Class B or C             Class A Shares.       Class A Shares.
                       Shares.
---------------------------------------------------------------------------------------

Shareholder Information                      [Logo]

                              DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                               CONTINUED

DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES


The Funds have adopted Distribution ('12b-1') plans for Class A, Class B and Class C Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment.


   The 12b-1 fees vary by share class as follows:


     Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Class A Shares of the Fund.


     Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the respective classes of the Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

   The higher 12b-1 fee on Class B and Class C Shares, together with the contingent deferred sales load help the Distributor sell Class B and Class C Shares without an 'up-front' sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.


   In addition to the 12b-1 fees, Class A, Class B and Class C Shares are subject to a shareholder servicing fee of up to 0.25% of the average daily net assets of the respective classes of the Funds.


   The combination of the 12b-1 fees and shareholder servicing fees will not exceed 1.00% of the average daily net assets of the respective classes of the Funds for the Class B and Class C Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

Shareholder Information                      [Logo]


                              DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                               CONTINUED

CLASS A SHARES
WAIVER OF SALES CHARGES FOR CLASS A SHARES

The following qualify for waivers of sales charges:

   Shares purchased by investment representatives through fee-based investment products or accounts.

   Proceeds from redemptions from another mutual fund complex within 60 days after redemption, if you paid a front-end sales charge for those shares.


   Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the investment advisers or their affiliates or invested in any of the Funds.



   Shares purchased for trust or other advisory accounts established with the investment advisers or their affiliates.



   Shares purchased by directors, trustees, employees, and family members of the investment advisers and their affiliates and any organization that provides services to the Funds; retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the investment advisers or the Administrator belongs.


SALES CHARGE REDUCTIONS

Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

   Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

   Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

   Combination Privilege. You can combine accounts of multiple Funds (excluding the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

Shareholder Information                  [logo]

                              DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                               CONTINUED

CLASS B SHARES

Class B Shares of the Funds may be purchased for individual accounts only in amounts of less than $500,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a contingent deferred sales charge ('CDSC').

THE INCOME FUNDS


The Income Funds' Class B Shares will be subject to a declining CDSC if they are redeemed less than three years after purchase. In such cases, the CDSC will be as illustrated in the chart to the right.



    YEARS       CDSC AS A % OF
    SINCE        DOLLAR AMOUNT
  PURCHASE     SUBJECT TO CHARGE
     0-1             3.00%
     1-2             2.00%
     2-3             1.00%
 more than 3         None

THE EQUITY FUNDS


The Equity Funds' Class B Shares will be subject to a declining CDSC if they are redeemed within four years after purchase. In such cases, the CDSC will be as illustrated in the chart to the right.


For Income and Equity Funds, the CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.


    YEARS       CDSC AS A % OF
    SINCE        DOLLAR AMOUNT
  PURCHASE     SUBJECT TO CHARGE

     0-1             4.00%
     1-2             3.00%
     2-3             2.00%
     3-4             1.00%
 more than 4         None

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Shareholder Information                      [Logo]

                              DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                               CONTINUED

CONVERSION FEATURE -- CLASS B SHARES

   Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund after either five years (Income Funds) or six years (Equity Funds) from the beginning of the calendar month in which the Class B Shares were originally purchased.

   After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.

   You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

   If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

CLASS C SHARES

Class C Shares of the Funds may be purchased for individual accounts normally in amounts of less than $500,000. There is no sales charge imposed upon purchases of Class C Shares, but investors may be subject to a CDSC. Specifically, if you redeem Class C Shares of the Funds, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed.

Unlike Class B Shares, Class C Shares have no conversion feature.

WAIVER OF SALES CHARGES -- CLASS B SHARES AND CLASS C SHARES

The following qualify for waivers of sales charges:

   Distributions following the death or disability of shareholder.

   Redemptions representing the minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70 1/2.

   Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

Shareholder Information                      [Logo]

                              EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another Republic Fund, usually without paying additional sales charges (see 'Notes on Exchanges' below). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

INSTRUCTIONS FOR EXCHANGING SHARES


Exchanges may be made by sending a written request to Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:


   Your name and telephone number

   The exact name on your account and account number

   Taxpayer identification number (usually your social security number)

   Dollar value or number of shares to be exchanged

   The name of the Fund from which the exchange is to be made

   The name of the Fund into which the exchange is being made.

See 'Selling your Shares' for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, excessive exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.


Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.



Class B Shares of the Republic Income Funds (currently, the Republic Bond Fund and Republic New York Tax Free Bond Fund) or Republic Equity Funds (currently, the Republic Equity Fund, Republic Overseas Equity Fund and Republic Opportunity
Fund) may be exchanged for Class D Shares of the Republic Money Market Funds only if you are otherwise eligible to receive them. In all other cases, you will receive Class A Shares of the Republic Money Market Funds in exchange for your Class B Shares of the Republic Income or Republic Equity Funds.

Shareholder Information                      [Logo]

                              DIVIDENDS, DISTRIBUTIONS AND TAXES


   The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.



   A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.


   Any income a Fund receives in the form of interest and dividends is paid out, less expenses, to its shareholders. Shares begin accruing interest and dividends on the day they are purchased.


   Dividends on all Income Funds are paid monthly. Dividends on the Equity Fund, Overseas Equity Fund, and Opportunity Fund are paid quarterly, annually and semiannually, respectively. Capital gains for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.


   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.


   Dividends are generally taxable as ordinary income; however, distributions of tax-exempt interest income by the New York Tax-Free Bond Fund are expected to be exempt from the regular federal income tax.



   If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.



   Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.


   There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

   You will be notified in January each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.
70

Shareholder Information                      [Logo]


   As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


   Foreign shareholders may be subject to special withholding requirements.

   If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

   There is a penalty on certain pre-retirement distributions from retirement accounts.

Shareholder Information                      [Logo]


The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions for the indicated periods). This information has been derived from information audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Financial Highlights                       [Logo]


                        REPUBLIC NEW YORK TAX-FREE BOND FUND


CLASS A SHARES



                                                                    FOR THE PERIOD
                              FOR THE YEARS ENDED OCTOBER 31,       MAY 1, 1995
                            -------------------------------------   TO OCTOBER 31,
                             1999      1998      1997      1996      1995(e)
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 10.93   $ 10.64   $ 10.30   $ 10.38       $10.00
----------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income         0.46      0.47      0.45      0.54         0.25
 Net realized and
   unrealized
   gains/(losses) from
   investment
   transactions               (0.83)     0.33      0.36     (0.01)        0.38
----------------------------------------------------------------------------------
Total from investment
 activities                   (0.37)     0.80      0.81      0.53         0.63
----------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income        (0.46)    (0.47)    (0.45)    (0.54)       (0.25)
 In excess of net
   investment income          (0.00)*      --        --        --           --
 Net realized gains from
   investment
   transactions               (0.02)    (0.04)    (0.02)    (0.07)          --
----------------------------------------------------------------------------------
Total dividends               (0.48)    (0.51)    (0.47)    (0.61)       (0.25)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                     $ 10.08   $ 10.93   $ 10.64   $ 10.30       $10.38
----------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES
 SALES CHARGE)                (3.62%)    7.65%     8.22%     4.75%        6.39%(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
   period (000's)           $17,568   $23,153   $20,794    $6,353       $6,908
 Ratio of expenses to
   average net assets          0.96%     0.95%     0.92%     0.58%        0.50%(b)
 Ratio of net investment
   income to average net
   assets                      4.22%     4.28%     4.46%     4.78%        4.91%(b)
 Ratio of expenses to
   average net
   assets (a)                  1.21%     1.20%     1.55%     2.21%        2.40%(b)
 Portfolio turnover (d)       46.56%   100.35%   163.46%   178.11%      130.00%
----------------------------------------------------------------------------------



 * Less than $0.01 per share.


(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(e) Period from commencement of operations.


                       See notes to financial statements.

Financial Highlights                       [Logo]


                        REPUBLIC NEW YORK TAX-FREE BOND FUND



CLASS B SHARES



                                                     FOR THE       FOR THE PERIOD
                                                     YEAR ENDED    JANUARY 6, 1998
                                                     OCTOBER 31,   TO OCTOBER 31,
                                                       1999         1998(e)

NET ASSET VALUE, BEGINNING OF PERIOD                   $10.92          $10.81
----------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                                   0.38            0.37
 Net realized and unrealized gains/(losses) from
   investment transactions                              (0.83)           0.11
----------------------------------------------------------------------------------
     Total from investment activities                   (0.45)           0.48
----------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                  (0.38)          (0.37)
 In excess of net investment income                     (0.00)*            --
 Net realized gains from investment transactions        (0.02)             --
----------------------------------------------------------------------------------
     Total dividends                                    (0.40)          (0.37)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $10.07          $10.92
----------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)               (4.30%)          4.50%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)                   $  564          $  618
 Ratio of expenses to average net assets                 1.71%           1.70%(b)
 Ratio of net investment income to average net
   assets                                                3.48%           3.53%(b)
 Ratio of expenses to average net assets (a)             1.96%           1.95%(b)
 Portfolio turnover (d)                                 46.56%         100.35%
----------------------------------------------------------------------------------



 * Less than $0.01 per share.


(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(e) Period from commencement of operations.


                       See notes to financial statements.

Financial Highlights                       [Logo]



                        REPUBLIC NEW YORK TAX-FREE BOND FUND



CLASS C SHARES



                                                              FOR THE PERIOD
                                                              NOVEMBER 4, 1998
                                                              TO OCTOBER 31,
                                                                1998(e)

NET ASSET VALUE, BEGINNING OF PERIOD                               $10.90
------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                                               0.34
 Net realized and unrealized losses from investment
   transactions                                                     (0.77)
------------------------------------------------------------------------------
     Total from investment activities                               (0.43)
------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                              (0.34)
 Net realized gains from investment transactions                    (0.02)
------------------------------------------------------------------------------
     Total dividends                                                (0.36)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.11
------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                           (4.10%)(c)
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)                               $  256
 Ratio of expenses to average net assets                             1.70%(b)
 Ratio of net investment income to average net assets                3.46%(b)
 Ratio of expenses to average net assets (a)                         2.02%(b)
 Portfolio turnover (d)                                             46.56%
----------------------------------------------------------------------------------



 * Less than $0.01 per share.


(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(e) Period from commencement of operations.


                       See notes to financial statements.

Financial Highlights  [Logo]


                        REPUBLIC EQUITY FUND


CLASS A SHARES




                                                                 FOR THE PERIOD
                            FOR THE YEARS ENDED OCTOBER 31,      AUGUST 1, 1995
                         -------------------------------------   TO OCTOBER 31,
                          1999      1998      1997      1996       1995(e)
NET ASSET VALUE,
 BEGINNING OF PERIOD     $ 16.95   $ 15.00   $ 11.93   $ 10.24       $ 10.00
--------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income      0.05      0.05      0.07      0.19          0.04
 Net realized and
   unrealized gains
   from investment
   transactions             3.32      2.80      3.32      1.67          0.24
--------------------------------------------------------------------------------
     Total from
       investment
       activities           3.37      2.85      3.39      1.86          0.28
--------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income     (0.04)    (0.05)    (0.10)    (0.17)        (0.04)
 Net realized gains
   from investment
   transactions            (0.39)    (0.85)    (0.22)       --            --
--------------------------------------------------------------------------------
     Total dividends       (0.43)    (0.90)    (0.32)    (0.17)        (0.04)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                  $ 19.89   $ 16.95   $ 15.00   $ 11.93       $ 10.24
--------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES
 SALES CHARGE)             20.23%    19.98%    28.92%    18.30%         2.75%(c)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
   period (000's)        $27,942   $23,559   $12,363    $3,918       $22,092
 Ratio of expenses to
   average net assets       0.94%     1.03%     1.21%     1.28%         1.47%(b)
 Ratio of net
   investment income to
   average net assets       0.26%     0.30%     0.48%     1.83%         1.59%(b)
 Ratio of expenses to
   average net
   assets                   0.94%     1.03%     1.28%(a)  1.59%(a)      2.44%(a)(b)
 Portfolio
   turnover (d)            70.85%   176.34%    99.02%    86.18%         2.00%(b)
--------------------------------------------------------------------------------



(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.


(e) Period from commencement of operations.



                       See notes to financial statements.

Financial Highlights  [Logo]



                        REPUBLIC EQUITY FUND


CLASS B SHARES



                                                               FOR THE PERIOD
                                              FOR THE          JANUARY 6, 1998
                                            YEAR ENDED         TO OCTOBER 31,
                                          OCTOBER 31, 1999        1998(e)
NET ASSET VALUE, BEGINNING OF PERIOD             $.16.92             $14.88
--------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment loss                              (0.08)              (0.01)
 Net realized and unrealized gains from
   investment transactions                         3.30                2.07
--------------------------------------------------------------------------------
     Total from investment activities              3.22                2.06
--------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                               --               (0.02)
 In excess of net investment income               (0.01)                 --
 Net realized gains from investment
   transactions                                   (0.39)                 --
--------------------------------------------------------------------------------
     Total dividends                              (0.40)              (0.02)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $19.74              $16.92
--------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)         19.32%              13.84%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)             $1,775                $956
 Ratio of expenses to average net assets           1.69%               1.78%(b)
 Ratio of net investment loss to average
   net assets                                     (0.50%)             (0.45%)(b)
 Ratio of expenses to average net
   assets                                          1.69%               1.78%(b)
 Portfolio turnover (d)                           70.85%             176.34%
--------------------------------------------------------------------------------



(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.


(e) Period from commencement of operations.



                       See notes to financial statements.

Financial Highlights  [Logo]



                        REPUBLIC EQUITY FUND


CLASS C SHARES



                                                               FOR THE PERIOD
                                                              NOVEMBER 4, 1998
                                                               TO OCTOBER 31,
                                                                 1999(e)
NET ASSET VALUE, BEGINNING OF PERIOD                                $17.08
--------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                                                  --
 Net realized and unrealized gains from investment
   transactions                                                       3.19
--------------------------------------------------------------------------------
     Total from investment activities                                 3.19
--------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                                  --
 In excess of net investment income                                  (0.05)
 Net realized gains from investment transactions                     (0.39)
--------------------------------------------------------------------------------
     Total dividends                                                 (0.44)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $19.83
--------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                            19.05%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)                                $1,626
 Ratio of expenses to average net assets                              1.33%(b)
 Ratio of net investment loss to average net assets                  (0.16%)(b)
 Ratio of expenses to average net assets                              1.33%(b)
 Portfolio turnover (d)                                              70.85%
--------------------------------------------------------------------------------



(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(e) Period from commencement of operations.

                       See notes to financial statements.

Financial Highlights  [Logo]


                        REPUBLIC BOND FUND

CLASS A (INVESTOR) SHARES



                                         FOR THE YEARS ENDED      FOR THE PERIOD
                                             OCTOBER 31,          AUGUST 26, 1996
                                       ------------------------   TO OCTOBER 31,
                                        1999     1998     1997      1996(d)
NET ASSET VALUE, BEGINNING OF PERIOD   $10.51   $10.50   $10.26         $10.00
--------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                   0.57     0.59     0.57           0.10
 Net realized and unrealized
   gains/(losses) from investments
   and futures transactions             (0.49)    0.01     0.30           0.26
--------------------------------------------------------------------------------
     Total from investment
      activities                         0.08     0.60     0.87           0.36
--------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                  (0.57)   (0.59)   (0.57)            --
 Net realized gains from investments
   and futures transactions             (0.22)      --    (0.06)         (0.10)
 In excess of net realized gains
   from investments and futures
   transactions                         (0.02)      --       --             --
--------------------------------------------------------------------------------
     Total dividends                    (0.81)   (0.59)   (0.63)         (0.10)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $ 9.78   $10.51   $10.50         $10.26
--------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES SALES CHARGE)     0.68%    5.83%    8.71%          3.61%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)   $4,331   $4,826   $2,439         $   21
 Ratio of expenses to average net
   assets                                1.07%    1.10%    1.10%          1.04%(b)
 Ratio of net investment income to
   average net assets                    5.84%    5.51%    5.40%          5.23%(b)
 Ratio of expenses to average net
   assets (a)                            2.62%    1.61%    5.24%        280.50%(b)
 Portfolio turnover (e)                433.26%  126.40%  349.00%        152.00%
--------------------------------------------------------------------------------



 (a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


 (b) Annualized.


 (c) Not annualized.


 (d) Period from commencement of operations.

 (e) Portfolio turnover is calculated on the basis of the Portfolio.


                       See notes to financial statements.

Financial Highlights  [Logo]


                        REPUBLIC BOND FUND

CLASS B SHARES



                                              FOR THE YEAR       FOR THE PERIOD
                                                 ENDED           JANUARY 6, 1998
                                              OCTOBER 31,        TO OCTOBER 31,
                                                 1999              1998(e)
NET ASSET VALUE, BEGINNING OF PERIOD               $10.51             $10.63
--------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                               0.49               0.41
 Net realized and unrealized losses from
   investments and futures transactions             (0.49)             (0.12)
--------------------------------------------------------------------------------
     Total from investment activities                0.00               0.29
--------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                              (0.49)             (0.41)
 Net realized gains from investments and
   futures transactions                             (0.22)                --
 In excess of net realized gains from
   investments and futures transactions             (0.02)                --
--------------------------------------------------------------------------------
     Total dividends                                (0.73)             (0.41)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 9.78             $10.51
--------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)           (0.01%)             2.84%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)                 $345               $364
 Ratio of expenses to average net assets             1.79%              1.85%(b)
 Ratio of net investment income to average
   net assets                                        5.13%              4.76%(b)
 Ratio of expenses to average net assets (a)         3.37%              2.36%(b)
 Portfolio turnover (e)                            433.26%            126.40%
--------------------------------------------------------------------------------



 (a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


 (b) Annualized.


 (c) Not annualized.


 (d) Period from commencement of operations.

 (e) Portfolio turnover is calculated on the basis of the Portfolio.


                       See notes to financial statements.

Financial Highlights  [Logo]


                        REPUBLIC BOND FUND

CLASS C SHARES



                                                              FOR THE PERIOD
                                                             NOVEMBER 4, 1998
                                                               TO OCTOBER 31,
                                                                  1999(d)
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.46
--------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment income                                               0.47
 Net realized and unrealized losses from investments and
   futures transactions                                             (0.45)
--------------------------------------------------------------------------------
     Total from investment activities                                0.02
--------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                                              (0.47)
 Net realized gains from investments and futures
   transactions                                                     (0.24)
--------------------------------------------------------------------------------
     Total dividends                                                (0.71)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $ 9.77
--------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                            0.11%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)                               $  152
 Ratio of expenses to average net assets                             1.95%(b)
 Ratio of net investment income to average net assets                4.96%(b)
 Ratio of expenses to average net assets (a)                         3.50%(b)
 Portfolio turnover (e)                                            433.26%
--------------------------------------------------------------------------------



 (a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


 (b) Annualized.


 (c) Not annualized.


 (d) Period from commencement of operations.


 (e) Portfolio turnover is calculated on the basis of the Portfolio.



                       See notes to financial statements.

Financial Highlights  [Logo]


                        REPUBLIC OVERSEAS EQUITY FUND



CLASS A (INVESTOR) SHARES



                                        FOR THE YEARS ENDED
                                            OCTOBER 31,          FOR THE PERIOD
                                      ------------------------   AUGUST 26, 1996 TO
                                       1999     1998     1997    OCTOBER 31, 1996(d)
NET ASSET VALUE, BEGINNING OF PERIOD  $11.64   $11.57   $10.15         $10.00
------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment loss                   (0.04)   (0.01)   (0.00)*           --
 Net realized and unrealized gains
   from investments and foreign
   currency transactions                5.32     0.23     1.43           0.15
------------------------------------------------------------------------------------
     Total from investment
       operations                       5.28     0.22     1.43           0.15
------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income                 (0.02)   (0.08)   (0.01)            --
 Net realized gains from investments
   and foreign currency transactions      --    (0.07)   (0.00)*           --
------------------------------------------------------------------------------------
     Total dividends                   (0.02)   (0.15)   (0.01)            --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $16.90   $11.64   $11.57         $10.15
------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES SALES CHARGE)   45.41%    1.96%   14.08%          1.50%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets, at end of period
   (000's)                            $8,138   $6,070   $3,660         $  142
 Ratio of expenses to average
   net assets                           1.86%    1.77%    1.71%          1.69%(b)
 Ratio of net investment
   income/(loss) to average
   net assets                          (0.30%)  (0.08%)  (0.16%)         0.05%(b)
 Ratio of expenses to average
   net assets (a)                       2.44%    1.86%    4.10%         33.34%(b)
 Portfolio turnover (e)                34.26%   40.47%   30.00%         23.30%
------------------------------------------------------------------------------------



 *Less than $0.01 per share.
(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Period from commencement of operations.
(e) Portfolio turnover is calculated on the basis of the Portfolio.


                       See notes to financial statements.

Financial Highlights  [Logo]


                        REPUBLIC OVERSEAS EQUITY FUND



CLASS B SHARES



                                            FOR THE            FOR THE PERIOD
                                           YEAR ENDED        JANUARY 6, 1998 TO
                                        OCTOBER 31, 1999    OCTOBER 31, 1998(d)
NET ASSET VALUE, BEGINNING OF PERIOD         $11.57                $11.45
---------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment loss                          (0.12)                (0.07)
 Net realized and unrealized gains
   from investments and foreign
   currency transactions                       5.24                  0.19
---------------------------------------------------------------------------------
     Total from investment
       actitivities                            5.12                  0.12
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $16.69                $11.57
---------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION
 CHARGE)                                      44.25%                 1.05%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)         $   90                $   42
 Ratio of expenses to average net
   assets                                      2.59%                 2.52%(b)
 Ratio of net investment income/(loss)
   to average net assets (a)                  (1.04%)               (0.83%)(b)
 Ratio of expenses to average net
   assets (a)                                  3.24%                 2.61%(b)
 Portfolio turnover (e)                       34.26%                40.47%
---------------------------------------------------------------------------------



(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Period from commencement of operations.

(e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

Financial Highlights  [Logo]


                        REPUBLIC OVERSEAS EQUITY FUND



CLASS C SHARES



                                                              FOR THE PERIOD
                                                           NOVEMBER 4, 1998 TO
                                                           OCTOBER 31, 1998(d)
NET ASSET VALUE, BEGINNING OF PERIOD                              $11.88
--------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment loss                                               (0.08)
 Net realized and unrealized gains from investments and
   foreign currency transactions                                    5.04
--------------------------------------------------------------------------------
     Total from investment actitivities                             4.96
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $16.84
--------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                          41.84%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)                              $   98
 Ratio of expenses to average net assets                            2.57%(b)
 Ratio of net investment loss to average net assets                (1.01%)(b)
 Ratio of expenses to average net assets (a)                        3.15%(b)
 Portfolio turnover (e)                                            34.26%
--------------------------------------------------------------------------------



(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Period from commencement of operations.

(e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

Financial Highlights  [Logo]

                         REPUBLIC OPPORTUNITY FUND

CLASS A (INVESTOR) SHARES


                                   FOR THE YEARS ENDED
                                       OCTOBER 31,           FOR THE PERIOD
                                --------------------------   SEPTEMBER 23, 1996
                                 1999      1998      1997    TO OCTOBER 31, 1996(d)
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $ 11.33   $ 12.37   $ 9.80           $10.00
------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment loss              (0.19)    (0.13)   (0.07)              --
 Net realized and unrealized
   gains/(losses) from
   investment transactions         2.78     (0.46)    2.64            (0.20)
------------------------------------------------------------------------------------
     Total from investment
       activities                  2.59     (0.59)    2.57            (0.20)
------------------------------------------------------------------------------------
DIVIDENDS:
 In excess of net investment
   income                         (0.04)       --       --               --
 Net realized gains from
   investment transactions        (0.69)    (0.45)   (0.00)*             --
------------------------------------------------------------------------------------
   Total dividends                (0.73)    (0.45)   (0.00)*             --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $ 13.19   $ 11.33   $12.37           $ 9.80
------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES SALES
 CHARGE)                          23.80%    (4.68%)  26.28%           (2.00%)(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
   (000's)                      $13,015   $13,137   $9,983           $3,184
 Ratio of expenses to average
   net assets                      1.75%     1.63%    1.55%            1.22%(b)
 Ratio of net investment loss
   to average net assets          (1.38%)   (1.17%)  (1.05%)          (0.28%)(b)
 Ratio of expenses to average
   net assets (a)                  2.14%     1.64%    2.01%            2.90%(b)
 Portfolio turnover (e)           77.74%   154.69%   92.18%           50.55%
------------------------------------------------------------------------------------



 * Less than $0.01 per share.


(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Period from commencement of operations.

(e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

Financial Highlights  [Logo]


                         REPUBLIC OPPORTUNITY FUND

CLASS B SHARES

                                           FOR THE YEAR       FOR THE PERIOD
                                              ENDED           JANUARY 6, 1998
                                          OCTOBER 31, 1999   TO OCTOBER 31, 1998(d)
                                              ------               -------
NET ASSET VALUE, BEGINNING OF PERIOD            $11.31               $ 11.65
------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment loss                             (0.23)                (0.09)
 Net realized and unrealized
   gains/(losses) from investment
   transactions                                   2.71                 (0.25)
------------------------------------------------------------------------------------
   Total from investment activities               2.48                 (0.34)
------------------------------------------------------------------------------------
DIVIDENDS:
 In excess of net investment income              (0.04)                   --
 Net realized gains from investment
   transactions                                  (0.69)                   --
------------------------------------------------------------------------------------
   Total dividends                               (0.73)                   --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $13.06               $ 11.31
------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)        22.93%                (2.92%)(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)            $  536               $   349
 Ratio of expenses to average net assets          2.48%                 2.38%(b)
 Ratio of net investment loss to average
   net assets                                    (2.12%)               (1.92%)(b)
 Ratio of expenses to average net
   assets (a)                                     2.92%                 2.39%(b)
 Portfolio turnover (e)                          77.74%               154.69%
------------------------------------------------------------------------------------



(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Period from commencement of operations.

(e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

Financial Highlights  [Logo]


                         REPUBLIC OPPORTUNITY FUND


CLASS C SHARES


                                                             FOR THE PERIOD
                                                            NOVEMBER 4, 1998
                                                          TO OCTOBER 31, 1999(d)
                                                                    ------
NET ASSET VALUE, BEGINNING OF PERIOD                                $11.55
------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
 Net investment loss                                                 (0.10)
 Net realized and unrealized gains from investment
   transactions                                                       2.41
------------------------------------------------------------------------------------
   Total from investment activities                                   2.31
------------------------------------------------------------------------------------
DIVIDENDS:
 In excess of net investment income                                  (0.04)
 Net realized gains from investment transactions                     (0.69)
------------------------------------------------------------------------------------
   Total dividends                                                   (0.73)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $13.13
------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)                            21.00%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)                                $  289
 Ratio of expenses to average net assets                              2.38%(b)
 Ratio of net investment loss to average net assets                  (2.02%)(b)
 Ratio of expenses to average net assets (a)                          2.77%(b)
 Portfolio turnover (e)                                              77.74%
------------------------------------------------------------------------------------



(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(b) Annualized.


(c) Not annualized.


(d) Period from commencement of operations.


(e) Portfolio turnover is calculated on the basis of the Portfolio.



                       See notes to financial statements.

Prior Performance of Investment Sub-Advisers  [Logo]


The following tables set forth information for the Bond Fund, Equity Fund, Overseas Equity Fund and the Opportunity Fund, and information on the prior performance of the investment advisers (the 'Sub-Advisers') for those Funds and, where applicable, the corresponding portfolios.



The Sub-Adviser prior performance information is a composite of the average annual total returns of all institutional separate accounts managed by the Sub-Advisers that have investment objectives, policies and restrictions substantially similar to the Funds (and corresponding Portfolios), and which have been managed as the Funds (and corresponding Portfolios) have been managed. The composite data is provided to illustrate the past performance of the Sub-Advisers in managing substantially similar accounts with substantially similar investment objectives, strategies and policies as measured against the specified market index and does not represent the performance of the Bond Fund, Equity Fund, Overseas Equity Fund or Opportunity Fund or the Fixed Income Portfolio, International Equity Portfolio or Small Cap Equity Portfolio.



                                           FIXED INCOME SUB-ADVISER
                                              ANNUALIZED RETURNS
                                    BOND FUND    SUB-ADVISER    SALOMON BIG
                                   PERFORMANCE   COMPOSITE'D'    INDEX(2)
1 Year(1)                           - 1.28%          - 2.57%        - 0.8%
Since Portfolio Inception
  (1/9/95)                            6.98%              N/A         7.77%
5 Years(1)                            N/A              6.27%         7.75%
10 Years(1)                           N/A              6.64%         7.76%


------------


(1) Through December 31, 1999.



(2) The Salomon Broad Investment Grade Bond Index is a market-capitalization-based total return index containing U.S. fixed rate issues having a maturity of greater than one year and at least $50 million outstanding. The Salomon BIG Index includes Treasury, Government-sponsored, mortgage-backed, and investment grade corporate issues.



 'D' If the expense ratio of the Fund after expense reimbursements was used as the basis for adjustment, the Sub-Adviser composite average annual returns would be - 1.67% for one year, 7.24% for 5 years, 7.61% for 10 years, and n/a since inception.

Prior Performance of Investment Sub-Advisers  [Logo]


                                            EQUITY SUB-ADVISERS
                       EQUITY FUND   ALLIANCE     RUSSELL     BRINSON    RUSSELL    RUSSELL
                       PERFORMANCE   COMPOSITE   GROWTH(2)   COMPOSITE   VALUE(3)   1000(4)
1 Year(1)                  9.79%       26.21%      33.16%      - 6.40%     7.35%     20.91%
Since Inception'D'        21.13%       30.33%      30.58%       16.47%    20.60%     25.91%
5 Years(1)                  N/A        32.15%      32.42%       19.56%    23.07%     28.04%
Since 12/31/87              N/A        20.20%      20.32%       14.67%    15.60%     18.13%


------------


(1) Through December 31, 1999.


(2) The Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

(4) The Russell 1000 Index is an unmanaged index of the 1000 largest U.S. companies (representing approximately 90% of the total market capitalization) in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market by capitalization.

 'D' Since Fund inception (8/1/95).


                                           INTERNATIONAL EQUITY SUB-ADVISER
                                                  ANNUALIZED RETURNS
                                  OVERSEAS EQUITY FUND      SUB-ADVISER        EAFE
                                      PERFORMANCE          COMPOSITE'D'      INDEX(2)
1 Year(1)                                68.71%                67.56%         27.30%
Since Portfolio Inception
(1/9/95)                                 20.99%                 N/A           13.67%*
5 Years(1)                                 N/A                 21.51%         13.14%
10 Years(1)                                N/A                 12.94%          7.33%


------------


(1) Through December 31, 1999.



(2) The EAFE Index includes 1,600 companies in 22 countries representing the stock markets of Europe, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the combined market value of the stock exchanges. The EAFE Index is capitalization weighted in U.S. dollars and includes dividends.



 'D' If the expense ratio of the Fund after expense reimbursements was used as the basis for adjustment, the Sub-Adviser composite average annual returns would be 67.93% for one year, 21.80% for 5 years, 13.25% for 10 years, and n/a since inception.


 * Since December 31, 1994.

Prior Performance of Investment Sub-Advisers  [Logo]



                                        SMALL CAP EQUITY SUB-ADVISER
                                             ANNUALIZED RETURNS
                               OPPORTUNITY FUND   SUB-ADVISER    RUSSELL 2000
                                 PERFORMANCE       COMPOSITE       INDEX(2)
1 Year(1)                           47.07%           50.68%         21.26%
Portfolio Inception (1/3/96)        26.09%             N/A          14.81%*
3 Years(1)                            N/A            27.70%         13.08%
5 Years(1)                            N/A            28.57%         16.69%


------------


(1) Through December 31, 1999.


(2) The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest companies (representing approximately 10% of the total market capitalization) in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market by capitalization.


 'D' If the expense ratio of the Fund after expense reimbursements was used as the basis for adjustment, the Sub-Adviser composite average annual returns would be 51.12% for one year, 28.62% for three years, 29.61% for five years, and n/a since inception.


 * Since August 31, 1996.

Taxable Equivalent Yield Tables  [Logo]


                        TAXABLE EQUIVALENT YIELD TABLES


The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 2000 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).


                        FEDERAL AND NEW YORK STATE TABLE


-----------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                 TAX-EXEMPT YIELD
------------------------------------   INCOME      --------------------------------------------------------------
     SINGLE              JOINT           TAX       2.50%   3.00%   3.50%   4.00%   4.50%   5.00%   5.50%   6.00%
     RETURN             RETURN         BRACKET**                      EQUIVALENT TAXABLE YIELD
-----------------  -----------------   ---------   --------------------------------------------------------------
$      0-$ 26,250  $      0-$ 43,850    20.80%     3.16%   3.79%   4.42%   5.05%   5.68%   6.31%   6.95%    7.58%
$ 26,251-$ 63,550  $ 43,851-$105,950    32.90%     3.73%   4.47%   5.22%   5.95%   6.71%   7.46%   8.20%    8.95%
$ 63,551-$132,600  $105,951-$161,450    35.70%     3.89%   4.67%   5.44%   6.22%   7.00%   7.78%   8.56%    9.34%
$132,601-$288,350  $161,451-$288,350    40.40%     4.19%   5.03%   5.87%   6.71%   7.55%   8.39%   9.23%   10.06%
         $288,350         > $288,350    43.70%     4.44%   5.33%   6.22%   7.11%   8.00%   8.89%   9.78%   10.66%


------------

 * Net amount subject to federal and New York State personal income tax after deductions and exemptions.

** Effective combined federal and state tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; or
(ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal or New York State minimum taxes applicable;
(ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

 Taxable Equivalent Yield Tables  [Logo]


                FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE


------------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                 TAX-EXEMPT YIELD
------------------------------------   INCOME      ---------------------------------------------------------------
     SINGLE              JOINT           TAX       2.50%   3.00%   3.50%   4.00%   4.50%   5.00%   5.50%    6.00%
     RETURN             RETURN         BRACKET**                      EQUIVALENT TAXABLE YIELD
-----------------  -----------------   ---------   ---------------------------------------------------------------
$      0-$ 26,250  $      0-$ 43,850    23.60%     3.27%   3.93%   4.58%   5.24%   5.89%   6.54%    7.20%    7.85%
$ 26,251-$ 63,550  $ 43,851-$105,950    35.32%     3.87%   4.64%   5.41%   6.18%   6.96%   7.73%    8.50%    9.28%
$ 63,551-$132,600  $105,951-$161,450    38.01%     4.03%   4.84%   5.65%   6.45%   7.26%   8.07%    8.87%    9.68%
$132,601-$288,350  $161,451-$288,350    42.51%     4.35%   5.22%   6.09%   6.96%   7.83%   8.70%    9.56%   10.44%
       > $288,350         > $288,350    45.74%     4.61%   5.53%   6.45%   7.37%   8.29%   9.21%   10.14%   11.06%


------------

 * Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.

** Effective combined federal, state and city tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax); or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION (SAIS):

The SAIs provide more detailed information about the Funds, including their operations and investment policies. They are incorporated by reference and legally considered a part of this prospectus.


YOU CAN GET FREE COPIES OF REPORTS AND THE SAIS, PROSPECTUSES OF OTHER MEMBERS OF THE REPUBLIC FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER OR REPUBLIC FINANCIAL SERVICES AT 1-888-525-5757. OR CONTACT THE FUNDS AT:



                    REPUBLIC FUNDS
                    PO BOX 182845
                    COLUMBUS, OHIO 43218-2845
                    TELEPHONE: 1-800-782-8183


You can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


 For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.


 Free from the Commission's Website at http://www.sec.gov.





Investment Company Act file no. 811-4782.


RFFRC (3/00)

                                   REPUBLIC
                              NEW YORK TAX-FREE
                                   BOND FUND

                             REPUBLIC EQUITY FUND

                                  REPUBLIC
                             FIXED INCOME FUND

PROSPECTUS                        REPUBLIC
FEBRUARY 29, 2000           INTERNATIONAL EQUITY
                                    FUND

                                  REPUBLIC
                            SMALL CAP EQUITY FUND






                      REPUBLIC FAMILY OF FUNDS

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
REPUBLIC FUNDS                      TABLE OF CONTENTS


                          [LOGO]    RISK/RETURN SUMMARY AND FUND EXPENSES
----------------------------------------------------------------------------------------
Carefully review this                3  Republic New York Tax-Free Bond Fund
important section, which            10  Republic Equity Fund
summarizes each Fund's              17  Republic Fixed Income Fund
investments, risks, past            24  Republic International Equity Fund
performance, and fees.              31  Republic Small Cap Equity Fund

                           [LOGO]   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
----------------------------------------------------------------------------------------
Review this section                 38  Republic New York Tax-Free Bond Fund
for information on                  39  Republic Equity Fund
investment strategies               41  Republic Fixed Income Fund
and risks.                          42  Republic International Equity Fund
                                    44  Republic Small Cap Equity Fund
                                    46  General Risk Factors: All Funds
                                    48  Specific Risk Factors

                           [LOGO]   FUND MANAGEMENT
----------------------------------------------------------------------------------------
Review this section                 51  The Investment Adviser
for details on                      53  Portfolio Managers
the people and                      55  The Distributor and Administrator
organizations who provide           56  The Two-Tier Fund Structure
services to the Funds.

                           [LOGO]   SHAREHOLDER INFORMATION
----------------------------------------------------------------------------------------
Review this section for             57  Pricing of Fund Shares
details on how                      58  Purchasing and Adding to Your Shares
shares are valued,                  61  Selling Your Shares
and how to purchase,                65  Exchanging Your Shares
sell and exchange shares.           66  Dividends, Distributions and Taxes
This section also describes
related charges and
payments of dividends
and distributions.

                           [LOGO]   FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------
Review this section for             69  Republic New York Tax-Free Bond Fund
details on selected                 70  Republic Equity Fund
financial statements                71  Republic Fixed Income Fund
of the Funds.                       72  Republic International Equity Fund
                                    73  Republic Small Cap Equity Fund

                           [LOGO]   PRIOR PERFORMANCE OF INVESTMENT SUB-ADVISERS
----------------------------------------------------------------------------------------

                           [LOGO]   TAXABLE EQUIVALENT YIELD TABLES
----------------------------------------------------------------------------------------

REPUBLIC NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]


The following is a summary of key information about the Funds, each of which offers Adviser (Class Y) Shares in this Prospectus. You will find additional information about the Funds, including a detailed description of the Funds' investment objectives, strategies and risks, after this Summary.



                                    REPUBLIC NEW YORK TAX-FREE BOND FUND

INVESTMENT OBJECTIVE                The investment objective of the New York
                                    Tax-Free Bond Fund is to provide
                                    shareholders of the Fund with income
                                    exempt from regular federal, New York
                                    State and New York City personal income
                                    taxes.

PRINCIPAL                           The Fund seeks to achieve its investment
INVESTMENT STRATEGIES               objective by investing its assets
                                    primarily in a non-diversified portfolio
                                    of municipal bonds, notes, commercial
                                    paper, U.S. Government securities, and
                                    other debt instruments the interest on
                                    which is exempt from regular federal
                                    (except for U.S. Government securities),
                                    New York State and New York City personal
                                    income taxes.

REPUBLIC NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]


PRINCIPAL                           Market Conditions: The Fund's performance
INVESTMENT RISKS                    per share will change daily based on many
                                    factors, including the quality of the
                                    instruments in the Fund's investment
                                    portfolio, national and international
                                    economic conditions and general market
                                    conditions. You could lose money on your
                                    investment in the Fund or the Fund could
                                    underperform other investments.
                                    Credit Risk: The Fund could lose money if
                                    the issuer of a fixed income security
                                    owned by the Portfolio defaults on its
                                    financial obligation.
                                    Interest Rate Risk: Changes in interest
                                    rates will affect the yield and value of
                                    the Fund's investments in debt securities.
                                    Derivatives Risk: The Fund may invest in
                                    derivative instruments (e.g., option and
                                    futures contracts) to help achieve its
                                    investment objective. The Fund may do so
                                    only for hedging purposes and not for
                                    speculation. These investments could
                                    increase the Fund's price volatility or
                                    reduce the return on your investment.
                                    Concentration Risk: Because the Fund will
                                    concentrate its investments in New York
                                    obligations and may invest a significant
                                    portion of its assets in the securities of
                                    a single issuer or sector, the value of
                                    the Fund's assets could lose significant
                                    value due to the poor performance of a
                                    single issuer or sector.
                                    Historically, New York State and other
                                    issuers of New York Municipal Obligations
                                    have experienced periods of financial
                                    difficulty. Because a significant share of
                                    New York State's economy depends on
                                    financial and business services, any
                                    change in market conditions that adversely
                                    affects these industries could affect the
                                    ability of New York and its localities to
                                    meet its financial obligations. If such
                                    difficulties arise in the future, you
                                    could lose money on your investment.
                                    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT
                                    OF HSBC BANK USA ('HSBC') AND IS NOT
                                    INSURED OR GUARANTEED BY THE FEDERAL
                                    DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                                    GOVERNMENT AGENCY.

REPUBLIC NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]


WHO MAY WANT TO INVEST?             Consider investing in the Fund if you are:

                                      Looking to add a monthly tax-exempt
                                      income component to your investment
                                      portfolio

                                      Seeking higher potential returns than
                                      provided by money market funds

                                      Willing to accept the risks of price and income fluctuations

                                      Investing short-term reserves

                                    This Fund will not be appropriate for
                                    anyone:

                                      Investing emergency reserves

                                      Seeking safety of principal

                                      Who does not live in New York

                                    The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund will be achieved.

REPUBLIC NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]

                                                  PERFORMANCE BAR
                                                  CHART AND TABLE


The chart and table on this page show how the Republic New York Tax-Free Bond Fund has performed and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


                            YEAR-BY-YEAR
                            TOTAL RETURNS
                            AS OF 12/31
                            FOR ADVISOR (CLASS Y)
                            SHARES*


                            [CHART]


                            1997 -  8.50%
                            1998 -  6.41%
                            1999 - -3.08%



                          Of course, past performance does not indicate how the Fund will perform in the future.

-------------------------------

                            Best quarter:   2Q 1997 +3.65%
                            Worst quarter:  2Q 1999 - 2.20%



                      * The Fund only offers Adviser (Class Y) Shares pursuant to this prospectus. The Fund offers three additional classes of shares pursuant to a separate prospectus. The Adviser (Class Y) Shares of the Fund are offered only to clients of HSBC and its affiliates for whom HSBC or its affiliates exercises investment discretion.

REPUBLIC NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



The table below compares the Fund's performance over time to that of the Lehman NY Exempt Index, an index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value, and the Lipper NY Municipal Bond Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions.




 -----------------
  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)


-------------------------------


                                         INCEPTION            PAST              SINCE
                                           DATE               YEAR            INCEPTION
  ADVISER SHARES*                      July 1, 1996           - 3.08%           8.32%
  LEHMAN NY EXEMPT INDEX                                      - 1.99%           6.81%**
  LIPPER NY MUNICIPAL BOND FUND                               - 4.96%           4.04%**



 * The New York Tax-Free Bond Fund offers three other classes of shares (Class A, Class B and Class C Shares) pursuant to another prospectus. Only Adviser (Class Y) Shares are offered by this prospectus.



 ** Since September 1, 1996

REPUBLIC NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]


                                                            FEES AND EXPENSES


As an investor in the Republic New York Tax-Free Bond Fund, you may pay the following fees and expenses if you buy and hold Adviser (Class Y) Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


                                  ------------------------
                                  SHAREHOLDER
                                  TRANSACTION EXPENSES                 ADVISER
                                  (FEES PAID DIRECTLY                  (CLASS Y)
                                  FROM YOUR INVESTMENT)                SHARES

                                  Maximum sales charge (load) on
                                  purchases                               None
                                  ----------------------------------------------
                                  Maximum deferred sales charge
                                  (load)                                  None
                                       ------------------------
                                  ANNUAL FUND
                                  OPERATING EXPENSES                   ADVISER
                                  (EXPENSES THAT ARE DEDUCTED          (CLASS Y)
                                  FROM FUND ASSETS)                    SHARES

                                  Management fee                         0.25%
                                  ----------------------------------------------
                                  Distribution (12b-1) fee                None
                                  ----------------------------------------------
                                  Other expenses                         0.70%
                                  ----------------------------------------------
                                  Total Fund
                                  operating expenses                     0.95%
                                  ----------------------------------------------
                                  Fee waiver and
                                  expense reimbursement'D'               0.25%
                                  ----------------------------------------------
                                  Net operating expenses                 0.70%





'D' Pursuant to an expense limitation agreement.

REPUBLIC NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]


                                                  EXAMPLE


This Example is intended to help you compare the cost of investing in Adviser (Class Y) Shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


   $10,000 investment

   5% annual return

   redemption at the end of each period

   no changes in the Fund's operating expenses


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                                  ------------------
                                  REPUBLIC NEW YORK       1      3       5        10
                                  TAX-FREE BOND FUND     YEAR   YEARS   YEARS   YEARS

                                  ADVISER (CLASS Y)
                                  SHARES                 $72    $278    $501    $1,144

REPUBLIC EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



                                    REPUBLIC EQUITY FUND

INVESTMENT OBJECTIVE                The investment objective of the Equity
                                    Fund is long-term growth of capital and
                                    income without excessive fluctuations in
                                    market value.

PRINCIPAL                           The Fund seeks to achieve its objective by
INVESTMENT STRATEGIES               investing at least 65% of its assets in
                                    equity securities of seasoned medium and
                                    large-sized companies that are expected to
                                    show above average price appreciation. To
                                    achieve its investment objective, the Fund
                                    will pursue two styles of investing.

                                    The 'GROWTH' STYLE of investing focuses on investing in financially secure firms with established operating histories that are proven leaders in their industry or market sector. Such companies may demonstrate characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share, and increasing return on investments.

                                    The 'VALUE' STYLE of investing focuses on investing in the equity securities of U.S.
                                    companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuations systems and seasoned judgment.

REPUBLIC EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



PRINCIPAL                           Market Risk: The Fund's performance per
INVESTMENT RISKS                    share will change daily based on many
                                    factors, including national and
                                    international economic conditions and
                                    general market conditions. You could lose
                                    money on your investment in the Fund or
                                    the Fund could underperform other
                                    investments.

                                    Equity securities have greater price
                                    volatility than fixed income instruments.
                                    The value of the Fund will fluctuate as
                                    the market price of its investments
                                    increases or decreases.

                                    Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                                    Derivative Risk: The Fund may invest in
                                    derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Fund intends to do so primarily for hedging purposes.
                                    These investments could increase the
                                    Fund's price volatility or reduce the
                                    return on your investment.

                                    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT
                                    OF HSBC AND IS NOT INSURED OR GUARANTEED
                                    BY THE FEDERAL DEPOSIT INSURANCE
                                    CORPORATION OR ANY OTHER GOVERNMENT
                                    AGENCY.

REPUBLIC EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



WHO MAY WANT TO INVEST?             Consider investing in the Fund if you are:

                                     Seeking a long-term goal such as
                                     retirement

                                     Looking to add a growth component to your investment portfolio

                                     Willing to accept higher risks of
                                     investing in the stock market in exchange for potentially higher long-term returns

                                    This Fund will not be appropriate for
                                    anyone:

                                     Seeking monthly income

                                     Pursuing a short-term goal or investing
                                     emergency reserves

                                     Seeking safety of principal

                                    The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund will be achieved.

REPUBLIC EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]


                                                  PERFORMANCE BAR
                                                  CHART AND TABLE


The bar chart on this page shows the Republic Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


                          YEAR-BY-YEAR
                          TOTAL RETURNS
                          AS OF 12/31
                          FOR ADVISOR (CLASS Y)
                          SHARES*

                          [CHART]

                          1997 - 28.57%
                          1998 - 29.59%
                          1999 - 10.05%


                          Of course, past performance does not indicate how the Fund will perform in the future.
                          -------------------------------

                            Best quarter:   4Q 1998 +23.38%
                            Worst quarter:  3Q 1998 -11.52%


                      * The Fund only offers Adviser (Class Y) Shares pursuant to this prospectus. The Fund offers three additional classes of shares pursuant to a separate prospectus. Adviser (Class Y) Shares of the Fund are offered only to clients of HSBC and its affiliates for whom HSBC or its affiliates exercises investment discretion.

REPUBLIC EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]




The table below compares the Fund's performance over time to that of the Russell 1000 Index, an unmanaged index of the 1000 largest U.S. companies (representing approximately 90% of the total market capitalization) in the Russell 3000 Index (representing approximately 98% of the U.S. equity marked by capitalization), the Lipper Growth Fund Index, an unmanaged, equally weighted index composed of 30 of the largest mutual funds with a similar investment objective, and the Lipper Large Cap Core Index, an index composed of mutual funds that have an investment objective similiar to that of the Fund. The table assumes reinvestment of dividends and distributions.

 -----------------
  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)




                                 INCEPTION     PAST      SINCE
                                    DATE       YEAR    INCEPTION
                                ---------------------------------
  ADVISER (CLASS Y) SHARES*     July 1, 1996  10.05%    21.36%
                                ---------------------------------
  RUSSELL 1000 INDEX                          20.91%    28.84%**
                                ---------------------------------
  LIPPER GROWTH FUND INDEX                    27.96%    28.39%**
                                ---------------------------------
  LIPPER LARGE CAP CORE INDEX                 19.35%    24.50%***
-----------------------------------------------------------------





 * The Equity Fund offers three other classes of shares (Class A, Class B and Class C Shares) pursuant to another prospectus. Only Adviser (Class Y) Shares are offered in this prospectus.



 ** Since September 1, 1996.



*** Since July 1, 1996.

REPUBLIC EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]

                                                  FEES AND EXPENSES


As an investor in the Republic Equity Fund, you may pay the following fees and expenses if you buy and hold Adviser (Class Y) Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


                                  SHAREHOLDER TRANSACTION EXPENSES    ADVISER
                                  (FEES PAID DIRECTLY FROM YOUR       (CLASS Y)
                                  INVESTMENT)                         SHARES

                                  Maximum sales charge (load) on
                                  purchases                             None
                                  ---------------------------------------------
                                  Maximum deferred sales charge
                                  (load)                                None

                                  ANNUAL FUND OPERATING EXPENSES      ADVISER
                                  (EXPENSES THAT ARE DEDUCTED FROM    (CLASS Y)
                                  FUND ASSETS)                        SHARES

                                  Management fee                       0.45%
                                  ---------------------------------------------
                                  Distribution (12b-1)                  None
                                  ---------------------------------------------
                                  Other expenses                       0.24%
                                  ---------------------------------------------
                                  Total Fund operating expenses        0.69%
                                  ---------------------------------------------

REPUBLIC EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]

                                                  EXAMPLE


This Example is intended to help you compare the cost of investing in Adviser (Class Y) Shares of the Fund with the costs of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


   $10,000 investment

   5% annual return

   redemption at the end of each period

   no changes in the Fund's operating expenses


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                          1       3       5       10
  REPUBLIC EQUITY FUND   YEAR    YEARS   YEARS   YEARS
  ADVISER (CLASS Y)
  SHARES                  $70    $221    $384    $859

REPUBLIC FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]




                                   REPUBLIC FIXED INCOME FUND

INVESTMENT OBJECTIVE               The investment objective of the Fixed Income
                                   Fund is to realize above-average total
                                   return, consistent with reasonable risk,
                                   through investment primarily in a diversified
                                   portfolio of fixed income securities.

PRINCIPAL                          The Fund seeks to achieve its investment
INVESTMENT STRATEGIES              objective by investing all of its assets in
                                   the Republic Fixed Income Portfolio (the
                                   'Portfolio'), which has the same investment
                                   objective as the Fund. This two-tier fund
                                   structure is commonly referred to as a
                                   'master/feeder' structure because one fund
                                   (the Fixed Income Fund or 'feeder fund') is
                                   investing all its assets in a second fund
                                   (the Portfolio or 'master fund').

                                   The Portfolio invests primarily in fixed income securities, such as U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, and similar securities issued by foreign governments and corporations.

REPUBLIC FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



PRINCIPAL                          Market Risk: The Fund's performance per share
INVESTMENT RISKS                   will change daily based on many factors,
                                   including the quality of the instruments in
                                   the Portfolio's investment portfolio,
                                   national and international economic
                                   conditions and general market conditions. You
                                   could lose money on your investment in the
                                   Fund or the Fund could underperform other
                                   investments.

                                   Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation.

                                   Interest Rate Risk: Changes in interest rates will affect the yield and value of the Fund's investments in debt securities.

                                   Derivatives Risk: The Fund may invest in derivative instruments (e.g., options and futures contracts) to help achieve its investment objective. The Fund may do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

                                   High Yield Securities ('Junk Bonds'): The
                                   Fund may invest in high-yield securities, which are subject to higher credit risks and are less liquid than other fixed-income securities. The Fund could lose money if it is unable to dispose of these investments at an appropriate time.

                                   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF
                                   HSBC AND IS NOT INSURED OR GUARANTEED BY THE
                                   FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                   OTHER GOVERNMENT AGENCY.

REPUBLIC FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



WHO MAY WANT TO INVEST?            Consider investing in the Fund if you are:

                                    Looking to add a monthly income component to your investment portfolio

                                    Seeking higher potential returns than
                                    provided by money market funds

                                    Willing to accept the risks of price and income fluctuations

                                    Investing short-term reserves

                                   This Fund will not be appropriate for anyone:

                                    Investing emergency reserves

                                    Seeking safety of principal

                                   The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

REPUBLIC FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]


                                                  PERFORMANCE BAR
                                                  CHART AND TABLE


The bar chart on this page shows the Republic Fixed Income Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.




                          YEAR-BY-YEAR
                          TOTAL RETURNS
                          AS OF 12/31
                          FOR ADVISOR (CLASS Y)
                          SHARES

                          [CHART]

                          1996 -  5.01%
                          1997 -  9.17%
                          1998 -  6.83%
                          1999 - -1.08%



                          Of course, past performance does not indicate how the Fund will perform in the future.
                          -------------------------------

                            Best quarter:    2Q 1995 +5.96%
                            Worst quarter:   2Q 1999 -1.46%

REPUBLIC FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



The table compares the Fund's performance over time to that of the Salomon Broad Investment-Grade Bond Index, a market-capitalization-based total return index containing U.S. fixed rate issues of greater than one year and at least
$50 million outstanding, and the Lipper A Rated Bond Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions.
------------------------------

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)


------------------------------


                                    INCEPTION     PAST       SINCE
                                       DATE       YEAR     INCEPTION
                                   ---------------------------------
  ADVISER (CLASS Y) SHARES         Jan. 9, 1995  - 1.08%     7.35%
                                   ---------------------------------
  SALOMON BIG BOND INDEX                         - 0.83%     7.74%*
                                   ---------------------------------
  LIPPER A RATED BOND FUND INDEX                 - 2.04%     7.25%*
--------------------------------------------------------------------


 * Since January 1, 1995.

REPUBLIC FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]


                                                   FEES AND EXPENSES*


As an investor in the Republic Fixed Income Fund, you may pay the following fees and expenses if you buy and hold Adviser (Class Y) Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


                               SHAREHOLDER TRANSACTION EXPENSES         ADVISER
                               (FEES PAID DIRECTLY FROM YOUR            (CLASS Y)
                               INVESTMENT)                              SHARES

                               Maximum sales charge (load) on
                               purchases                                 None
                               -----------------------------------------------------
                               Maximum deferred sales charge (load)      None
                               ANNUAL FUND
                               OPERATING EXPENSES                       ADVISER
                               (EXPENSES THAT ARE DEDUCTED              (CLASS Y)
                               FROM FUND ASSETS)                        SHARES

                               Management fee                           0.40%
                               -----------------------------------------------------
                               Distribution (12b-1) fee                  None
                               -----------------------------------------------------
                               Other expenses                           0.25%
                               -----------------------------------------------------
                               Total Fund operating expenses            0.65%



 * The table reflects the combined fees of both the Fixed Income Fund and the Fixed Income Portfolio.

REPUBLIC FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]


                                                   EXAMPLE*


This Example is intended to help you compare the costs of investing in the Adviser (Class Y) Shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


   $10,000 investment

   5% annual return

   redemption at the end of each period

   no changes in the Fund's operating expenses


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.
--------------------

REPUBLIC FIXED             1      3       5       10
INCOME FUND               YEARS  YEARS   YEARS   YEARS
ADVISER (CLASS Y)
SHARES                    $66    $208    $362    $ 810


* The example reflects the combined fees of both the Fund and the Fixed Income Portfolio.

REPUBLIC INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



                       REPUBLIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE   The investment objective of the International
                       Equity Fund is to seek long-term growth of
                       capital and future income through investment
                       primarily in securities of non-U.S. issuers and
                       securities of issuers whose principal markets
                       are outside of the United States.

PRINCIPAL              The Fund seeks to achieve its investment
INVESTMENT STRATEGIES  objective by investing all of its assets in the
                       Republic International Equity Portfolio (the
                       'Portfolio'), which has the same investment
                       objective as the Fund. This two-tier fund
                       structure is commonly referred to as a
                       'master/feeder' structure because one fund (the
                       International Equity Fund or 'feeder fund') is
                       investing all its assets in a second fund (the
                       Portfolio or 'master fund').

                       The International Equity Portfolio will invest primarily in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United
                       States, including Europe, Canada, Australia and the Far East.

REPUBLIC INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



PRINCIPAL              Market Risk: The Fund's performance per share
INVESTMENT RISKS       will change daily based on many factors,
                       including national and international economic
                       conditions and general market conditions. You
                       could lose money on your investment in the Fund
                       or the Fund could underperform other
                       investments.
                       Equity securities have greater price volatility
                       than fixed income instruments. The value of the
                       Fund will fluctuate as the market price of its
                       investments increases or decreases.
                       Foreign Investment Risk: The Fund's investments
                       in foreign securities are riskier than
                       investments in U.S. securities. Investments in
                       foreign securities may lose value due to
                       unstable international political and economic
                       conditions, fluctuations in currency exchange
                       rates, lack of adequate company information, as
                       well as other factors. The Fund may invest up to
                       20% of its total assets in emerging market
                       securities of issuers in countries with
                       developing economies. Emerging market securities
                       are subject to even greater price volatility
                       than investments in foreign securities because
                       there is a greater risk of political or social
                       upheaval in emerging markets. In addition, these
                       investments are often illiquid and difficult to
                       value accurately.
                       Issuer Risk: The value of a security may
                       fluctuate for a variety of reasons that relate
                       to the issuer, including, but not limited to,
                       management performance and reduced demand for
                       the issuer's products and services.
                       Derivatives Risk: The Fund may invest in
                       derivative instruments (e.g., option and futures
                       contracts) to help achieve its investment
                       objective. The Fund may do so only for hedging
                       purposes. These investments could increase the
                       Fund's price volatility or reduce the return on
                       your investment.
                       AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF
                       HSBC AND IS NOT INSURED OR GUARANTEED BY THE
                       FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                       OTHER GOVERNMENT AGENCY.

REPUBLIC INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



WHO MAY WANT TO INVEST?  Consider investing in the Fund if you are:

                           Seeking a long-term goal such as retirement

                           Looking to add a foreign growth component to your investment portfolio

                           Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

                         This Fund will not be appropriate for anyone:

                           Seeking monthly income

                           Pursuing a short-term goal or investing
                           emergency reserves

                           Seeking safety of principal

                         The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

REPUBLIC INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]


                                              PERFORMANCE BAR
                                              CHART AND TABLE


The bar chart on this page shows the Republic International Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.




                          YEAR-BY-YEAR
                          TOTAL RETURNS
                          AS OF 12/31
                          FOR ADVISOR (CLASS Y)
                          SHARES

                          [CHART]

                          1996 - 15.08%
                          1997 -  9.71%
                          1998 - 12.43%
                          1999 - 71.01%

                          Of course, past performance does not indicate how the Fund will perform in the future.
                          ------------------------------

                            Best quarter:    4Q 1999  +30.85%
                            Worst quarter:   3Q 1998  -15.8%

REPUBLIC INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



The table below compares the Fund's performance to that of the MSCI EAFE Index, which includes 1,600 companies in 22 countries representing the stock markets of Europe, Australia, New Zealand and the Far East, and the Lipper International Equity Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions.


 -----------------
  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)


-----------------------------------


                                             INCEPTION     PAST      SINCE
                                                DATE       YEAR    INCEPTION
  ADVISER (CLASS Y) SHARES                  Jan. 9, 1995   71.01%    22.38%
                                            ------------------------------
  MSCI EAFE INDEX                                          27.30%    13.15%*
                                            ------------------------------
  LIPPER INTERNATIONAL EQUITY FUND INDEX                   37.83%    15.96%*
--------------------------------------------------------------------------



* Since January 1, 1995.

REPUBLIC INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]


                                                   FEES AND EXPENSES*


As an investor in the Republic International Equity Fund, you may pay the following fees and expenses if you buy and hold Adviser (Class Y) Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

                                  ----------------------------------
                                  SHAREHOLDER
                                  TRANSACTION EXPENSES                 ADVISER
                                  (FEES PAID DIRECTLY FROM YOUR        CLASS Y
                                  INVESTMENT)                          SHARES

                                  Maximum sales charge (load) on
                                  purchases                               None
                                  ---------------------------------------------
                                  Maximum deferred sales charge
                                  (load)                                  None
                                  ---------------------------------------------
                                  ANNUAL FUND
                                  OPERATING EXPENSES                   ADVISER
                                  (EXPENSES THAT ARE DEDUCTED FROM     CLASS Y
                                  FUND ASSETS)                         SHARES

                                  Management fee                         0.69%
                                  ---------------------------------------------
                                  Distribution (12b-1) fee                None
                                  ---------------------------------------------
                                  Other expenses                         0.28%
                                  ---------------------------------------------
                                  Total Fund
                                  operating expenses                     0.97%
                                  ---------------------------------------------




 * The table reflects the combined fees of both the International Equity Fund and the International Equity Portfolio.

REPUBLIC INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]


                                                   EXAMPLE*


This Example is intended to help you compare the cost of investing in Adviser (Class Y) Shares with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


   $10,000 investment

   5% annual return

   redemption at the end of each period

   no changes in the Fund's operating expenses


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                   ----------------------
                                  REPUBLIC                    1      3       5        10
                                  INTERNATIONAL EQUITY FUND  YEAR   YEARS   YEARS   YEARS
                                  ADVISER (CLASS Y) SHARES   $99    $309    $536    $1,190


* The example reflects the combined fees of both the International Equity Fund and the International Equity Portfolio.

REPUBLIC SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



                                  REPUBLIC SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE              The investment objective of the Small Cap
                                  Equity Fund is to seek long-term growth of
                                  capital by investing in equity securities of
                                  emerging small- and medium-sized companies
                                  that are expected to show earnings growth
                                  over time that is well above the growth rate
                                  of the overall economy and the rate of
                                  inflation.

PRINCIPAL                         The Fund seeks to achieve its investment
INVESTMENT STRATEGIES             objective by investing all of its assets in
                                  the Republic Small Cap Equity Portfolio (the
                                  'Portfolio'), which has the same investment
                                  objective as the Fund. This two-tier fund
                                  structure is commonly referred to as a
                                  'master/feeder' structure because one fund
                                  (the Small Cap Equity Fund or 'feeder fund')
                                  is investing all its assets in a second fund
                                  (the Portfolio or 'master fund').

                                  The Portfolio will invest primarily in
                                  common stocks of small- and medium-sized companies, but may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. The Fund may also invest in common stocks of larger, more established companies if they are expected to show increased earnings.

REPUBLIC SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



PRINCIPAL                         Market Risk: The Fund's performance per
INVESTMENT RISKS                  share will change daily based on many
                                  factors, including national and
                                  international economic conditions and
                                  general market conditions. You could lose
                                  money on your investment in the Fund or the
                                  Fund could underperform other investments.

                                  Equity securities have greater price
                                  volatility than fixed income instruments.
                                  The value of the Fund will fluctuate as the market price of its investments increases or decreases.

                                  Small Company Risk: Because emerging small- and medium-sized companies have fewer financial resources than larger, well-established companies, investments in the Fund are subject to greater price volatility than investments in other equity funds that invest in larger, well-established companies, particularly during periods of economic uncertainty or downturns.

                                  Foreign Investment Risk: The Fund's
                                  investments in foreign securities are
                                  riskier than its investments in U.S.
                                  securities. Investments in foreign
                                  securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                                  Issuer Risk: The value of a sercurity may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                                  Derivatives Risk: The Fund may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Fund intends to do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

                                  AN INVESTMENT IN THE FUND IS NOT A DEPOSIT
                                  OF HSBC AND IS NOT INSURED OR GUARANTEED BY
                                  THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
                                  ANY OTHER GOVERNMENT AGENCY.

REPUBLIC SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are:

                                   Seeking a long-term investment

                                   Looking to add a growth component to your
                                    investment portfolio

                                   Willing to accept higher risks of investing
                                    in emerging companies in exchange for
                                    potentially higher long-term returns.

                                  This Fund will not be appropriate for
                                  anyone:

                                   Seeking monthly income

                                   Pursuing a short-term goal or investing
                                    emergency reserves

                                  The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

REPUBLIC SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]


                                                  PERFORMANCE BAR
                                                  CHART AND TABLE


The bar chart on this page shows the Republic Small Cap Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.



                          YEAR-BY-YEAR
                          TOTAL RETURNS
                          AS OF 12/31
                          FOR ADVISOR (CLASS Y)
                          SHARES

                          [CHART]

                          1997 - 22.76%
                          1998 - 13.43%
                          1999 - 48.20%

                          Of course, past performance does not indicate how the Fund will perform in the future.
                          -------------------------------

                            Best quarter:   4Q 1999 +46.70%
                            Worst quarter:  3Q 1998 -20.10%

REPUBLIC SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]



The table below compares the Fund's performance over time with the Russell 2000 Index, an unmanaged index of the 2000 smallest companies (representing approximately 10% of the total market capitalization) in the Russell 3000 Index (representing 98% of the U.S. equity market by capitalization, and the Lipper Small Company Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions.

 -----------------
  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)


----------------------------


                               INCEPTION     PAST      SINCE
                                 DATE        YEAR    INCEPTION
                             ---------------------------------
  ADVISER (CLASS Y) SHARES   Sept. 3, 1996  48.20%     27.47%
                             ---------------------------------
  RUSSELL 2000 INDEX                        21.26%    14.72%*
  LIPPER SMALL COMPANY       ---------------------------------

  FUND INDEX                                41.54%    17.06%*
  ------------------------------------------------------------



 * Since September 1, 1996.

REPUBLIC SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]

                                                   FEES AND EXPENSES*


As an investor in the Republic Small Cap Equity Fund, you may pay the following fees and expenses if you buy and hold Adviser (Class Y) Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


                                                                        ADVISER
                           SHAREHOLDER TRANSACTION EXPENSES            (CLASS Y)
                           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   SHARES

                           Maximum sales charge (load) on purchases       None
                           Maximum deferred sales charge (load)           None

                           ANNUAL FUND OPERATING EXPENSES              ADVISER
                           (EXPENSES THAT ARE DEDUCTED FROM FUND       (CLASS Y)
                           ASSETS)                                     SHARES

                           Management fee                                0.86%
                           ------------------------------------------------------
                           Distribution (12b-1) fee                       None
                           ------------------------------------------------------
                           Other expenses                                0.27%
                           ------------------------------------------------------
                           Total Fund operating expenses                 1.13%
                           ------------------------------------------------------


 * The table reflects the combined fees of both the Small Cap Equity Fund and the Small Cap Equity Portfolio.

REPUBLIC SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]

                                                   EXAMPLE*


This Example is intended to help you compare the cost of investing in Adviser (Class Y) Shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


   $10,000 investment

   5% annual return

   redemption at the end of each period

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


--------------------------
REPUBLIC SMALL CAP           1      3       5        10
EQUITY FUND                 YEAR   YEARS   YEARS   YEARS
ADVISER (CLASS Y) SHARES    $115   $359    $622    $1,375
---------------------------------------------------------



* The example reflects the combined fees of both the Small Cap Equity Fund and the Small Cap Equity Portfolio.

INVESTMENT OBJECTIVES AND STRATEGIES             [LOGO]

                      REPUBLIC NEW YORK TAX-FREE BOND FUND


TICKER SYMBOL:  RYYXX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing its assets primarily in a non-diversified portfolio of municipal bonds, municipal notes, and other debt instruments, the interest on which is exempt from regular federal, New York State and New York City personal income taxes.


Consistent with its investment objective, the New York Tax-Free Bond Fund:


   will invest at least 80% of its assets in tax exempt obligations, and at least 65%, if not all, of its assets in New York Municipal Obligations. To the extent that New York Municipal Obligations do not have acceptable risk- and tax-adjusted returns, the Fund may purchase Municipal Obligations issued by other states and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes.

   may invest, as a temporary defensive measure, in short-term obligations or hold some of its assets in cash. If so, shareholders may have to pay federal and New York State and New York City personal income taxes on the interest received on these investments.

   may invest in derivative instruments, including, but not limited to, options and futures contracts on fixed income securities and indices of municipal securities.

   may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.

   may engage in repurchase transactions, where the Portfolio or Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


The investment adviser selects securities for the Portfolio based on various factors, including the credit quality of the securities, the outlook for the economy, and anticipated changes in interest rates and inflation. The investment adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

INVESTMENT OBJECTIVES AND STRATEGIES             [LOGO]

                              REPUBLIC EQUITY FUND


TICKER SYMBOL:  REQYX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Equity Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund seeks to achieve its objective by investing at least 65% of its assets in equity securities of seasoned medium and large-sized companies in sound financial condition that are expected to show above average price appreciation.


To achieve its investment objective, the Fund employs two investment sub-advisers, each of whom pursues a different investment strategy. As investment manager of the Fund, HSBC Bank USA ('HSBC') is responsible for allocating the assets between the investment sub-advisers. Although HSBC usually divides the assets in half, it may allocate a greater portion of the assets to one of the investment sub-advisers if HSBC believes it is in the best interests of the Fund.



The first investment sub-adviser invests its portion of the Fund's assets using a 'growth' style of investing. The second investment sub-adviser invests the remaining assets using a 'value' style of investing. Each approach relies on a careful analysis of each company considered for investment, using internal fundamental research analysis, to determine its source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share.



'GROWTH' STRATEGY: This strategy focuses on investing in financially secure firms with established operating histories that are proven leaders in their industry or market sector. Such companies may demonstrate characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share, and increasing return on investments. The Fund's assets may be invested in companies that do not demonstrate such characteristics if such companies are expected to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or basic changes in the economic environment.



'VALUE' STRATEGY: This approach seeks to attain the Fund's investment objective by investing in equity securities of U.S. companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. The research focuses on two levels of analysis: first, on understanding wealth shifts that occur within the equity market; and second, on individual company research.

INVESTMENT OBJECTIVES AND STRATEGIES             [LOGO]



Consistent with its investment objective, the Republic Equity Fund:


   may invest in a broad range of equity securities of U.S. and foreign companies, including debt securities, warrants or rights that can be converted into common stock.

   may invest in derivative instruments, including, but not limited to, futures contracts options on securities, securities indices, futures contracts, and foreign currencies.

   may invest up to 35% in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as 'junk bonds.'

   may invest without limit in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers' acceptances of U.S. and foreign banks, and commercial paper of U.S. or foreign issuers.

   may engage in repurchase transactions, where the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

INVESTMENT OBJECTIVES AND STRATEGIES             [LOGO]


                           REPUBLIC FIXED INCOME FUND


TICKER SYMBOL:  RFXIX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Fixed Income Fund is to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund seeks to achieve its investment objective by investing all of its assets in the Republic Fixed Income Portfolio, which has the same investment objective as the Fund.


Consistent with the investment objective of the Fund, the Fixed Income
Portfolio:


   will normally invest at least 65% of its total assets in fixed income securities, which may include U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, obligations of foreign governments or international entities, and foreign currency exchange-related securities.

   may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee of timely payment.

   may lend its securities to brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Fund or Portfolio may also borrow money for temporary or emergency purposes.

   may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps.


   may invest in high yield/high risk securities ('junk bonds') as well as floating and variable rate instruments and obligations.


   may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   may invest in debt obligations by commercial banks and savings and loan associations. These instruments would include certificates of deposit, time deposits, and bankers' acceptances.

   may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


The investment sub-adviser selects securities for the Portfolio based on various factors, including the outlook for the economy and anticipated changes in interest rates and inflation. The investment adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

INVESTMENT OBJECTIVES AND STRATEGIES             [LOGO]


                       REPUBLIC INTERNATIONAL EQUITY FUND


TICKER SYMBOL: RINEX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the International Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers and securities whose principal markets are outside of the United States. The Fund seeks to achieve its investment objective by investing all of its assets in the International Equity Portfolio, which has the same investment objective as the Fund. The principal investments of the International Equity Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East.


Consistent with the investment objective of the Fund, the International Equity
Portfolio:

   will normally invest at least 80% of its total assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock, trust certificates, limited partnership interests and equity participations.

   may invest up to 20% of its assets in equity securities of companies in emerging markets.

   intends to have at least three different countries represented in its portfolio and intends to invest primarily in companies with large market capitalizations.

   may, under exceptional circumstances, temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, domestic or foreign government securities, and nonconvertible preferred stock, or hold its assets in cash or cash equivalents.

INVESTMENT OBJECTIVES AND STRATEGIES             [LOGO]


   may invest in derivative instruments, including, but not limited to, foreign currency futures contracts and options on foreign currencies and foreign currency futures.


   may engage in repurchase transactions, where the Portfolio or Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

   may purchase and sell securities on a 'when-issued' basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


The investment sub-adviser's approach to investing relies on extensive field research and direct company contact. It is a fundamental value-oriented approach that attempts to identify the difference between the underlying value of a company and the price of its security in the market.

INVESTMENT OBJECTIVES AND STRATEGIES             [LOGO]


                         REPUBLIC SMALL CAP EQUITY FUND


TICKER SYMBOL:  RESCX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Small Cap Equity Fund is to seek long-term growth of capital by investing in equity securities of small- and medium-sized companies that are early in their life cycle, but which may have potential to become major enterprises. These companies would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities that are usually necessary to become more widely recognized. The Fund seeks to achieve its investment objective by investing all of its assets in the Republic Small Cap Equity Portfolio, which has the same investment objective as the Fund.



Consistent with the investment objective of the Fund, the Small Cap Equity
Portfolio:


   will invest at least 80% of its assets in equity securities, of which at least 65% will be equity securities issued by small cap companies. Small cap companies generally are those companies which have small (under $1 billion) market capitalizations and have gross revenues ranging from $10 million to $1 billion.

   may invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment.

   may invest up to 20% of its assets in foreign securities.

   will invest primarily in common stocks, but may, to a limited extent, seek appreciation in other types of securities when relative values and market conditions make such purchases appear attractive.

   may invest part or all of its assets in cash (including foreign currency) or short-term obligations during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests. These investments may include certificates of deposit, commercial paper, short-term notes and U.S. Government securities.

INVESTMENT OBJECTIVES AND STRATEGIES             [LOGO]


   may invest in derivative instruments, including, but not limited to, financial and foreign currency futures contracts as well as options on securities, foreign currencies, and foreign currency futures.

   may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.

   may engage in repurchase transactions, where the Portfolio or Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.


The investment sub-adviser uses a bottom-up, as opposed to a top-down, investment style in managing the Fund. Securities are selected based upon fundamental analysis of a company's cash flow, industry position, potential for high profit margins, and strength of management, as well as other factors.

INVESTMENT RISKS                            [LOGO]


GENERAL RISK FACTORS: ALL FUNDS

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions.


Generally, the New York Tax-Free Bond Fund, the Equity Fund, the Fixed Income Fund, the International Equity Fund, and the Small Cap Equity Fund and their corresponding portfolios, will be subject to the following risks:


  Fixed Income Securities: The value of investments in fixed income securities will fluctuate as interest rates decrease or increase. In addition, these securities may accrue income that is distributable to shareholders even though the income may not yet have been paid to a Fund or Portfolio. If so, a Fund or Portfolio may need to liquidate some of its holdings and forego the purchase of additional income-producing assets.

  Credit Risks: The Funds could lose money if the issuer of a fixed income security owned by a Fund or Portfolio is unable to meet its financial obligations.

  Derivatives: The Funds may invest in various types of derivative securities. Generally, a derivative is a financial arrangement the value of which is based on (or 'derived' from) a traditional security, asset, or market index. Derivative securities include, but are not limited to, options and futures transactions, forward foreign currency exchange contracts, swaps, mortgage- and asset-backed securities, and 'when-issued' securities. There are, in fact, many different types of derivative securities and many different ways to use them.

  The use of derivative securities is a highly specialized activity and there can be no guarantee that their use will increase the return of the Funds or protect their assets from declining in value. In fact, investments in derivative securities may actually lower a Fund's return if such investments are timed incorrectly or are executed under adverse market conditions. In addition, the lack of a liquid market for derivative securities may prevent the Fund from selling unfavorable positions, which could result in adverse consequences.


  Each Fund may invest in different kinds of derivative securities. The Statement of Additional Information contains a detailed description of the derivative securities in which the Fund may invest and a discussion of the risks associated with each security. To request a Statement of Additional Information, please refer to the back cover of this Prospectus.

INVESTMENT RISKS                            [LOGO]

  Repurchase Agreements: The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio or Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.

  Illiquid Securities: The Funds may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sale. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.


  Returns Are Not Guaranteed: An investment in the Funds is neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by HSBC or any other bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.


YEAR 2000 RISK:


Like other funds and business organizations around the world, each Fund and its service providers rely heavily on computer systems that use date fields. The Funds could be adversely affected if the computer systems used by the Funds and their service providers do not properly process and calculate date-related information for the year 2000 and beyond (the 'Year 2000 Issue'). As of the date of this Prospectus, the Year 2000 Issue has not had any adverse consequences to the Funds, but there is no assurance that the Year 2000 Issue will not cause problems in the future.



The Funds and their service providers have taken steps to minimize risks to services critical to the Funds' operations associated with the Year 2000 Issue.

INVESTMENT RISKS                            [LOGO]


The Funds currently have no reason to believe that the Year 2000 will have a material adverse effect on their business or operations, but complications as yet unidentified may arise. The Funds will continue to closely monitor developments relating to the Year 2000 Issue.


SPECIFIC RISK FACTORS: FOREIGN AND HIGH YIELD/HIGH RISK SECURITIES

        EQUITY FUND               FIXED INCOME FUND
   SMALL CAP EQUITY FUND      INTERNATIONAL EQUITY FUND

Foreign securities involve investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, and a lack of adequate company information, liquidity, and government regulation.

Investments in foreign emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.

INVESTMENT RISKS                            [LOGO]


High yield/high risk securities ('junk bonds') may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of high yield/high risk securities defaults, the Fund or Portfolio may incur additional expenses to seek recovery. High yield/high risk securities may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely effect and cause large fluctuations in the daily net asset value of the Funds.


SPECIFIC RISK FACTORS: 'WHEN-ISSUED' SECURITIES
                             NEW YORK TAX-FREE FUND
                               FIXED INCOME FUND
                           INTERNATIONAL EQUITY FUND

The price and yield of securities purchased on a 'when-issued' basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a 'when-issued' transaction fails to deliver or pay for the security. In addition, purchasing securities on a 'when-issued' basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the 'when-issued' security may have a lesser (or greater) value at the time of settlement than the Fund's payment obligation with respect to that security.

SPECIFIC RISK FACTORS: MORTGAGE-BACKED SECURITIES AND SWAPS
                               FIXED INCOME FUND

Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. Mortgage- and asset-backed securities are subject to prepayment, extension, market, and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Conversely, an extension risk is present during periods of rising interest rates, when a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities. Market risk reflects the risk that the price of the security may fluctuate over time as a result of changing interest rates or the lack of liquidity. Credit risk reflects the risk that the Fund or Portfolio may not receive all or part of its principal because the issuer has defaulted on its obligations.


A swap is an agreement to change the return generated by one instrument for the return generated by another instrument. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the other party to the swap defaults, the Fund or Portfolio may lose interest payments that it is contractually entitled to receive and may, in some cases, lose the entire principal value of the investment security.

INVESTMENT RISKS                            [LOGO]


SPECIFIC RISK FACTORS: CONCENTRATION

                          NEW YORK TAX-FREE BOND FUND

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.


The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

FUND MANAGEMENT                              [LOGO]

                          THE INVESTMENT ADVISER


HSBC Bank USA ('HSBC'), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the New York Tax-Free Bond Fund. HSBC is also the investment manager for the Equity Fund, the Fixed Income Portfolio, the International Portfolio, and the Small Cap Equity Portfolio. As investment manager of the Equity Fund and the Portfolios, Republic provides general supervision over the investment management functions performed by the investment advisers.



HSBC is a wholly owned subsidiary of HSBC USA, Inc., a registered bank holding
company. As of September 30, 1998, HSBC was the   th largest commercial bank in
the United States as measured by deposits. HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. HSBC manages more than $80 billion in assets including $3.2 billion in the Republic Family of Funds.



The following companies serve as investment sub-advisers of their respective Fund and Portfolios. The investment sub-advisers make the day-to-day investment decisions and continuously review, supervise and administer investment programs.



The Fixed Income Fund (Fixed Income Portfolio): Miller Anderson & Sherrard ('MAS'), One Tower Bridge, West Conshohocken, Pennsylvania 19428, is a Pennsylvania limited partnership founded in 1969. MAS is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., and is a division of Morgan Stanley Dean Witter Investment Management. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 1999, MAS had approximately
$66.6 billion in assets under management.



The Equity Fund: Alliance Capital Management L.P. ('Alliance'), 1345 Avenue of the Americas, New York, New York 10105, and Brinson Partners, Inc. ('Brinson'), 209 South LaSalle Street, Chicago, IL 60604, both serve as investment advisers to the Equity Fund. Alliance pursues a 'growth' style of investing, while Brinson pursues a 'value' style of investing. As investment manager, HSBC is responsible for allocating the Fund's assets between Alliance and Brinson for purposes of investment.



Alliance is a leading global investment adviser supervising client accounts with assets totaling $368 billion as of December 31, 1999. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds.

FUND MANAGEMENT                              [LOGO]

                          THE INVESTMENT ADVISER
                          CONTINUED


Brinson is an investment management firm managing, as of December 31, 1999, approximately $390 billion, primarily for pension and profit sharing institutional accounts. Brinson and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson also serves as the investment adviser to seven other investment companies.



The International Equity Fund (International Equity Portfolio): Capital Guardian Trust Company ('CGTC'), which was founded in 1968, is a wholly owned subsidiary of The Capital Group Companies, Inc., both of which are located at 333 South Hope Street, Los Angeles, California. As of December 31, 1999, CGTC managed $154 billion of assets primarily for large institutional clients.



The Small Cap Equity Fund (Small Cap Equity Portfolio): MFS Institutional Advisers, Inc. ('MFSI'), together with its parent company Massachusetts Financial Services Company ('MFS'), is America's oldest mutual fund organization. MFSI has its principal office at 500 Boylston Street, Boston, MA 02116. As of December 31, 1999, the MFS organization had approximately $137 billion in assets under management on behalf of over two million investor accounts. As of that date, the MFS organization managed approximately $106 billion of assets invested in equity securities and approximately $21 billion of assets invested in fixed income securities.


For these advisory and management services, the Funds paid a management fee as follows:


                                                 PERCENTAGE OF
                                              AVERAGE NET ASSETS
                                                AS OF 10/31/99*

 Fixed Income Fund                                   0.39%
                                              ------------------
 New York Tax-Free Bond Fund                         0.25%
                                              ------------------
 Equity Fund                                         0.45%
                                              ------------------
 International Equity Fund                           0.72%
                                              ------------------
 Small Cap Equity Fund                               0.88%
----------------------------------------------------------------




* HSBC waived a portion of its contractual fees with the New York Tax-Free Bond Fund, International Equity Fund and Small Cap Equity Fund for the most recent fiscal year. Actual fees paid on behalf of the Funds and Portfolios during the previous fiscal year may be higher than the current contractual fees due to breakpoints in the investment adviser's fee, which are based on the value of the assets in a Fund or Portfolio.

FUND MANAGEMENT                              [LOGO]

                          PORTFOLIO MANAGERS

THE NEW YORK TAX-FREE BOND FUND:


     Peter J. Loftus, Senior Portfolio Manager with HSBC since 1997, is primarily responsible for the day-to-day management of the New York Tax-Free Bond Fund's portfolio. Prior to joining HSBC, Mr. Loftus was a Senior Vice President at Dillon, Read & Co. from August, 1992 through August, 1997, where he managed tax-exempt trading and hedging for the firm. He also spent seven years (1984-1991) at Paine Webber as a Vice President involved in the trading and distribution of tax-exempt securities.


THE EQUITY FUND:


     John L. Blundin, Executive Vice President and Portfolio Manager and Disciplined Growth Team Leader, and Christopher Toub, a Senior Vice President, Equity Portfolio Manager and Director of Global Equity Research, have primary portfolio management responsibility for the Equity Fund's assets allocated to Alliance. In all, Mr. Blundin has 35 years of investment experience. For 27 years, including the last five years, Mr. Blundin has served as a portfolio manager at Alliance. Mr. Toub has 18 years of investment experience, including the last five years of experience as a portfolio manager at Alliance.



     Jeffrey J. Diermeier, Managing Partner-U.S. Equities at Brinson, has primary portfolio management responsibility for the Fund's assets allocated to Brinson. Including the last five years, Mr. Diermeier has 22 years of investment experience at Brinson.



THE FIXED INCOME FUND (FIXED INCOME PORTFOLIO):



     The Portfolio Manager for the Fixed Income Portfolio is Kenneth B. Dunn. Mr. Dunn has been a Partner at MAS since prior to 1991. He has served as the Portfolio Manager of the MAS Fixed Income and MAS Domestic Fixed Income Portfolios since 1987; the MAS Fixed Income II Portfolio since 1990; the MAS Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios, since 1992; and the MAS Municipal and PA Municipal Portfolios, since 1994.

FUND MANAGEMENT                              [LOGO]

                          PORTFOLIO MANAGERS
                          CONTINUED

THE INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO):

The following persons are primarily responsible for portfolio management of the International Equity Portfolio:


     David Fisher, Chairman of CGTC, has had 33 years experience as an investment professional (29 years with CGTC or its affiliates, including the last five years).



     Harmut Giesecke, Senior Vice President and Director of Capital International, Inc., has had 27 years experience as an investment professional (25 years with CGTC or its affiliates, including the last five years).



     Nancy Kyle, Senior Vice President of CGTC, has had 25 years experience as an investment professional (8 years with CGTC or its affiliates, including the last five years). From 1980 to 1990, Ms. Kyle was managing director of
     J. P. Morgan Investment Management, Inc.



     John McIlwraith, Senior Vice President of CGTC, has had 29 years experience as an investment professional (15 years with CGTC or its affiliates, including the last five years).



     Robert Ronus, President of CGTC, has had 30 years experience as an investment professional (24 years with CGTC or its affiliates, including the last five years).



     Nilly Sikorsky, Director of The Capital Group Companies, Inc., has had 36 years experience as an investment professional, all of which was with CGTC or its affiliates.

FUND MANAGEMENT                              [LOGO]

                          PORTFOLIO MANAGERS
                          CONTINUED

SMALL CAP EQUITY FUND (SMALL CAP EQUITY PORTFOLIO):

     The portfolio manager of the Small Cap Equity Portfolio is Brian Stack, Senior Vice President of MFSI. Mr. Stack has been employed by MFSI since 1993.

THE DISTRIBUTOR AND ADMINISTRATOR


BISYS Fund Services ('BISYS'), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator (the 'Administrator'). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services.



BISYS also serves as the distributor (the 'Distributor') of the Funds' shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.



The Statement of Additional Information has more detailed information about the Investment Adviser, Distributor and Administrator, and other service providers.

FUND MANAGEMENT                              [LOGO]

                          THE TWO-TIER FUND STRUCTURE

The Fixed Income Fund, the International Equity Fund, and the Small Cap Equity Fund seek to achieve their investment objectives by investing all of each Fund's assets in the Republic Fixed Income Portfolio, Republic International Equity Portfolio, and the Republic Small Cap Equity Portfolio, respectively, series of a separate open-end investment company each having the same investment objectives as their respective Funds. This is referred to as a 'master/feeder' arrangement because one fund (the 'feeder' fund) 'feeds' its assets into another fund (the 'master fund'). The two-tier investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach. For example, other mutual funds and institutional investors may invest in the Portfolios on the same terms and conditions as the Funds (although they may have different sales commissions and other operating expenses that may generate different returns). As with traditionally structured funds which have large investors, the actions of these mutual funds and institutional investors (or other large investors) may have a material effect on smaller investors in the Fund. For example, if a large investor withdraws from a portfolio (a 'master fund'), operating expenses may increase, thereby producing lower returns for investors in the Funds ('feeder funds'). Additionally, the portfolio may become less diverse, resulting in increased portfolio operating expenses.

Except as permitted, whenever a Fund is requested to vote on a matter pertaining to its corresponding Portfolio, the Fund will hold a meeting of its shareholders. At the meeting of investors in the Portfolio, the Fund will cast all of its votes in the same proportion as the votes of the Fund's shareholders.

The investment objectives of the Funds and the Portfolios may be changed without approval of the shareholders. A Fund may withdraw its investment in its corresponding Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if it is in the best interests of the Fund to do so.

FUND MANAGEMENT                              [LOGO]

                                           PRICING OF FUND SHARES

------------------------

HOW NAV IS CALCULATED


The NAV is calculated by dividing the total value of a Fund's investments and other assets attributable to a class of shares, less any liabilities, by the number of outstanding shares of that class:


-----------------------------
            NAV =
Total Assets  -  Liabilities
       Number of Shares
         Outstanding
-----------------------------

Values of assets in a Fund's portfolio or held by a Portfolio are determined on the basis of their market or other fair value.

THE INCOME AND EQUITY FUNDS


The net asset value per share (NAV) of the Fixed Income Fund and the New York Tax-Free Bond Fund (collectively, the 'Income Funds'), and the Equity Fund, the International Equity Fund, and the Small Cap Equity Fund (collectively, the 'Equity Funds'), is determined once each day at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open. The New York Stock Exchange is open every weekday except for the days on which national holidays are observed.



Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund.


------------------------------------------------------------------------
 PURCHASING AND ADDING TO YOUR SHARES

 You may purchase Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

-------------------------------------------------------------------------

SHAREHOLDER INFORMATION                    [LOGO]

                                           PURCHASING AND ADDING TO YOUR SHARES

All purchases must be in
U.S. dollars. A fee will be
charged for any checks that
do not clear. Third-party
checks are not accepted.


A Fund may waive its
minimum purchase
requirement and the
Distributor may reject a
purchase order if it
considers it in the best
interest of the Fund and its
shareholders.

  -----------------------
                              MINIMUM
                              INITIAL     MINIMUM
ACCOUNT TYPE                 INVESTMENT   SUBSEQUENT

ADVISER (CLASS Y) SHARES*
Regular
(non-retirement)             $1,000,000     $ N/A
* Republic Investment
Management Account
clients are not subject
to the minimun initial
investment requirements.


-----------------------------------------------------------------------

AVOID 31% TAX WITHHOLDING

The Funds are required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
-----------------------------------------------------------------------

SHAREHOLDER INFORMATION                              [LOGO]

                           PURCHASING AND ADDING TO YOUR SHARES
                           CONTINUED

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT


BY REGULAR MAIL OR BY OVERNIGHT SERVICE


Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to 'Republic Funds' and include the name of the appropriate Fund(s) on the check.


Mail to: Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845.


Subsequent:

1. Use the investment slip attached to your account statement.

 Or, if unavailable,

2. Include the following information in writing:

     Fund name

     Share class

     Amount invested

     Account name

     Account number

  Include your account number on your check.

                                               ----------------------------
                                               ELECTRONIC VS. WIRE TRANSFER
                                               Wire transfers allow financial
                                               institutions to send funds to
                                               each other, almost
                                               instantaneously. With an
                                               electronic purchase or sale, the
                                               transaction is made through the
                                               Automated Clearing House (ACH)
                                               and may take up to eight days to
                                               clear. There is generally no fee
                                               for ACH transactions.


Mail investment slip and check to: Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845.



ELECTRONIC PURCHASES


Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.


Establish electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.



Call 1-800-782-8183 to arrange a transfer from your bank account.

SHAREHOLDER INFORMATION                              [LOGO]

                           PURCHASING AND ADDING TO YOUR SHARES
                           CONTINUED


BY WIRE TRANSFER




For information on how to request a wire transfer, call 1-800-782-8183.


AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

      Your bank name, address and account number

      The amount you wish to invest automatically (minimum $25)

      How often you want to invest (every month, 4 times a year, twice a year or once a year)

      Attach a voided personal check.

To invest regularly from your paycheck or government check:


Call 1-800-782-8183 for an enrollment form.



                                          -----------------------------
                                          DIRECTED DIVIDEND OPTION
                                          By selecting the appropriate box in
                                          the Account Application, you can
                                          elect to receive your distributions
                                          in cash (check) or have
                                          distributions (capital gains and
                                          dividends) reinvested in another
                                          Republic Fund without a sales
                                          charge. You must maintain the
                                          minimum balance in each Fund into
                                          which you plan to reinvest dividends
                                          or the reinvestment will be
                                          suspended and your dividends paid to
                                          you. The Fund may modify or
                                          terminate this reinvestment option
                                          without notice. You can change or
                                          terminate your participation in the
                                          reinvestment option at any time.


----------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.


Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.

----------------------------------------------------------------------

You may sell your shares at any         SELLING YOUR SHARES
time. Your sales price will be          --------------------------------------
the next NAV after your sell            WITHDRAWING MONEY FROM YOUR FUND
order is received by the Fund,          INVESTMENT
its transfer agent, or your              As a mutual fund shareholder, you are
investment representative.               technically selling shares when you
Normally you will receive your           request a withdrawal in cash. This is
proceeds within a week after             also known as redeeming shares or a
your request is received. See            redemption of shares.
section on 'General Policies on         --------------------------------------
Selling Shares' below.


INSTRUCTIONS FOR SELLING SHARES

If selling your shares through you financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption.
For all other sales transactions, follow the instructions below.



BY TELEPHONE


(unless you have declined telephone sales privileges)


    1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See 'General Policies on Selling Shares -- Verifying Telephone Redemptions' below)



BY MAIL OR OVERNIGHT SERVICE


(See 'General Policies on Selling Shares -- Redemptions in Writing Required' below)

    1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

       your Fund and account number
       amount you wish to redeem
       address where your check should be sent
       account owner signature
    2. Mail to: Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845.

SHAREHOLDER INFORMATION                              [LOGO]

                               SELLING YOUR SHARES
                               CONTINUED

WIRE TRANSFER

You must indicate this option on your account application.


Call 1-800-782-8183 to request a wire transfer.



If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the same business day. Otherwise, it will normally be wired on the second business day after your call.


The Fund may charge a wire transfer fee.

Note: Your financial institution may also charge a separate fee.


ELECTRONIC REDEMPTIONS



Call 1-800-782-8183 to request an electronic redemption.


Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days. Your bank may charge for this service.


SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

      Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

      Include a voided personal check.
      Your account must have a value of $10,000 or more to start withdrawals. If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

SHAREHOLDER INFORMATION                     [LOGO]


                               SELLING YOUR SHARES
                               CONTINUED

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1. Redemptions from Individual Retirement Accounts ('IRAs').


2. Redemption requests requiring a signature guarantee, which include any of the following:


      Redemptions over $10,000;

      Your account registration or the name(s) in your account has changed within the last 15 days;

      The check is not being mailed to the address on your account;


      The check is not being made payable to the owner of the account; or


      The redemption proceeds are being transferred to another Fund account with a different registration.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

SHAREHOLDER INFORMATION                     [LOGO]

                               SELLING YOUR SHARES
                               CONTINUED

VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as 'undeliverable' or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES


There is no sales charge on purchases of Adviser (Class Y) Shares. In addition, there are no 12b-1 distribution fees paid from the Funds for Adviser (Class Y) Class Shares.

SHAREHOLDER INFORMATION                     [LOGO]

                              EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another Republic Fund, usually without paying additional sales charges (see 'Notes on Exchanges' below). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

INSTRUCTIONS FOR EXCHANGING SHARES


Exchanges may be made by sending a written request to Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:


   Your name and telephone number

   The exact name on your account and account number

   Taxpayer identification number (usually your social security number)

   Dollar value or number of shares to be exchanged

   The name of the Fund from which the exchange is to be made

   The name of the Fund into which the exchange is being made.

See 'Selling your Shares' for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, excessive exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

SHAREHOLDER INFORMATION                     [LOGO]

                              DIVIDENDS, DISTRIBUTIONS AND TAXES


   The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.



   A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.


   Any income a Fund receives in the form of interest and dividends is paid out, less expenses, to its shareholders. Shares begin accruing interest and dividends on the day they are purchased.


   Dividends on all Income Funds are paid monthly. Dividends for the Equity Fund, the International Equity Fund, and the Small Cap Equity Fund are paid quarterly, annually and semi-annually, respectively. Capital gains for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.


   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.


   Dividends are generally taxable as ordinary income; however, distributions of tax-exempt interest income by the New York Tax-Free Bond Fund are expected to be exempt from the regular federal income tax.



   If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


   Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

   There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

   You will be notified in January each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

SHAREHOLDER INFORMATION                     [LOGO]


   As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


   Foreign shareholders may be subject to special withholding requirements.

   If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

   There is a penalty on certain pre-retirement distributions from retirement accounts.

FINANCIAL HIGHLIGHTS                     [LOGO]


The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions for the indicated periods). This information has been derived from information audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                     [LOGO]



REPUBLIC NEW YORK TAX-FREE BOND FUND


ADVISER (CLASS Y) SHARES



-----------------------------
                                           FOR THE YEARS               FOR THE PERIOD
                                         ENDED OCTOBER 31,             JULY 1, 1996
                                   ------------------------------      TO OCTOBER 31,
                                    1999        1998        1997        1996(e)

NET ASSET VALUE, BEGINNING
 OF PERIOD                         $10.93      $10.64      $10.30          $10.18
-------------------------------------------------------------------------------------
Investment activities:
 Net investment income               0.48        0.49        0.46            0.16
 Net realized and unrealized
   gains/(losses) from
   investment transactions          (0.84)       0.33        0.36            0.12
-------------------------------------------------------------------------------------
     Total from investment
       activities                   (0.36)       0.82        0.82            0.28
-------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income              (0.48)      (0.49)      (0.46)          (0.16)
 In excess of net investment
   income                           (0.00)*        --          --              --
 Net realized gains from
   investment transactions          (0.02)      (0.04)      (0.02)             --
-------------------------------------------------------------------------------------
     Total dividends                (0.50)      (0.53)      (0.48)          (0.16)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD                         $10.07      $10.93      $10.64          $10.30
-------------------------------------------------------------------------------------
     Total return                   (3.45%)      7.87%       8.38%           3.52%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of
   period (000's)                  $8,619      $8,641      $8,901          $8,233
 Ratio of expenses to average
   net assets                        0.71%       0.70%       0.78%           0.60%(b)
 Ratio of net investment income
   to average net assets             4.49%       4.53%       4.66%           4.78%(b)
 Ratio of expenses to average
   net assets (a)                    0.96%       0.95%       1.27%           2.26%(b)
 Portfolio turnover (d)             46.56%     100.35%     163.46%         178.11%
-------------------------------------------------------------------------------------



  * Less than $0.01 per share.



 (a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.



 (b) Annualized.



 (c) Not annualized.



 (d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.



 (e) Period from commencement of operations.


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS                     [LOGO]


                        REPUBLIC EQUITY FUND


ADVISER (CLASS Y) SHARES



-----------------------------
                                     FOR THE YEARS ENDED        FOR THE PERIOD
                                        OCTOBER 31,             JULY 1, 1996
                                -----------------------------   TO OCTOBER 31,
                                  1999       1998      1997       1996(e)

NET ASSET VALUE, BEGINNING
 OF PERIOD                      $  16.95   $  15.01   $ 11.93       $ 11.49
-----------------------------------------------------------------------------
Investment activities:
 Net investment income              0.10       0.08      0.10          0.08
 Net realized and unrealized
   gains from investment
   transactions                     3.32       2.79      3.33          0.42
-----------------------------------------------------------------------------
   Total from investment
     activities                     3.42       2.87      3.43          0.50
-----------------------------------------------------------------------------
DIVIDENDS:
 Net investment income             (0.09)     (0.08)    (0.13)        (0.06)
 Net realized gains from
   investment
   transactions                    (0.39)     (0.85)    (0.22)            --
-----------------------------------------------------------------------------
     Total dividends               (0.48)     (0.93)    (0.35)        (0.06)
-----------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD                      $  19.89   $  16.95   $ 15.01       $ 11.93
-----------------------------------------------------------------------------
     Total return                  20.59%     20.16%    29.28%         4.72%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
   (000's)                      $245,342   $210,498   $63,060       $33,155
 Ratio of expenses to average
   net assets                       0.69%      0.78%     0.96%         0.66%(b)
 Ratio of net investment
   income
   to average net assets            0.51%      0.55%     0.77%         1.93%(b)
 Ratio of expenses to average
   net assets                       0.69%      0.78%     1.03%(a)      0.97%(a),(b)
 Portfolio turnover (d)            70.85%    176.34%    99.02%        86.18%
-----------------------------------------------------------------------------



 (a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.



 (b) Annualized.



 (c) Not annualized.



 (d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.



 (e) Period from commencement of operations.


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS                     [LOGO]

                        REPUBLIC FIXED INCOME FUND



------------------------
                                                                    FOR THE PERIOD
                              FOR THE YEARS ENDED OCTOBER 31,       JANUARY 9, 1995
                           --------------------------------------   TO OCTOBER 31,
                             1999      1998      1997      1996       1995(d)

NET ASSET VALUE,
 BEGINNING OF PERIOD       $  10.81   $ 10.92   $ 10.67   $ 10.96       $ 10.00
-------------------------------------------------------------------------------------
Investment activities:
 Net investment income         0.62      0.65      0.59      0.59          0.46
 Net realized and
   unrealized
   gains/(losses) from
   investments and
   futures transactions       (0.51)     0.02      0.31      0.08          0.96
-------------------------------------------------------------------------------------
     Total from
       investment
       activities              0.11      0.67      0.90      0.67          1.42
-------------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income        (0.62)    (0.65)    (0.64)    (0.59)        (0.46)
 Net realized gains from
   investments and
   futures transactions       (0.28)    (0.13)    (0.01)    (0.37)          --
 In excess of net
   realized gains from
   investments and
   futures transactions       (0.01)       --        --        --          --
-------------------------------------------------------------------------------------
     Total dividends          (0.91)    (0.78)    (0.65)    (0.96)        (0.46)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                    $  10.01   $ 10.81   $ 10.92   $ 10.67       $ 10.96
-------------------------------------------------------------------------------------
     Total return              1.01%     6.26%     9.14%     6.51%        14.37%(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
   period (000's)          $114,405   $97,728   $71,686   $42,424       $26,128
 Ratio of expenses to
   average net assets          0.69%     0.78%     0.83%     0.83%         0.91%(b)
 Ratio of net investment
   income to average net
   assets                      6.31%     5.87%     5.92%     5.51%         5.63%(b)
 Ratio of expenses to
   average net assets          0.69%     0.78%     0.85%(a)  1.06%(a)      1.72%(a),(b)
 Portfolio turnover(e)       433.26%   126.40%   349.00%   152.00%       100.00%
-------------------------------------------------------------------------------------



 (a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



 (b) Annualized.



 (c) Not annualized.



 (d) Period from commencement of operations.



 (e) Portfolio turnover is calculated on the basis of the Portfolio.


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS                     [LOGO]

                        REPUBLIC INTERNATIONAL EQUITY FUND



-------------------------
                                                                         FOR THE PERIOD
                                  FOR THE YEARS ENDED OCTOBER 31,        JANUARY 9, 1995
                              ----------------------------------------   TO OCTOBER 31,
                                1999       1998       1997      1996       1995(d)

NET ASSET VALUE, BEGINNING
 OF PERIOD                    $  13.24   $  13.76   $  12.05   $ 10.80       $ 10.00
-----------------------------------------------------------------------------------------
Investment activities:
 Net investment income            0.09       0.11       0.12      0.11          0.08
 Net realized and unrealized
   gains from investments
   and foreign currency
   transactions                   5.87       0.32       1.85      1.31          0.75
-----------------------------------------------------------------------------------------
     Total from investment
      activities                  5.96       0.43       1.97      1.42          0.83
-----------------------------------------------------------------------------------------
Dividends:
 Net investment income          (0.15)     (0.27)     (0.11)    (0.16)        (0.03)
 Net realized gains from
   investments and foreign
   currency transactions        (0.47)     (0.68)     (0.15)    (0.01)            --
-----------------------------------------------------------------------------------------
     Total dividends            (0.62)     (0.95)     (0.26)    (0.17)        (0.03)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD                    $  18.58   $  13.24   $  13.76   $ 12.05       $ 10.80
-----------------------------------------------------------------------------------------
     Total return                46.92%      3.49%     16.62%    13.22%         8.31%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of
   period (000's)             $172,004   $120,250   $132,924   $96,977       $34,244
 Ratio of expenses to
   average net assets             1.05%      1.09%      0.91%     1.11%         1.14%(b)
 Ratio of net investment
   income to average net
   assets                         0.54%      0.75%      0.91%     0.99%         1.26%(b)
 Ratio of expenses to
   average net assets             1.05%      1.09%      0.91%     1.13%(a)      2.12%(a),(b)
 Portfolio turnover(e)           34.26%     40.47%     30.00%    23.30%         3.07%
-----------------------------------------------------------------------------------------



 (a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



 (b) Annualized.



 (c) Not annualized.



 (d) Period from commencement of operations.



 (e) Portfolio turnover is calculated on the basis of the Portfolio.


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS                     [LOGO]


                        REPUBLIC SMALL CAP EQUITY FUND



----------------------------
                                  FOR THE YEARS ENDED OCTOBER     FOR THE PERIOD
                                              31,                 SEPTEMBER 3, 1996
                                 ------------------------------   TO OCTOBER 31,
                                   1999       1998       1997       1996(D)

NET ASSET VALUE, BEGINNING
 OF PERIOD                       $  11.48   $  13.44   $  10.63        $ 10.00
------------------------------------------------------------------------------------
Investment activities:
 Net investment loss                (0.09)     (0.09)     (0.06)           --
 Net realized and unrealized
   gains/(losses) from
   investments                       2.65      (0.49)      2.93           0.63
------------------------------------------------------------------------------------
     Total from investment
       activities                    2.56      (0.58)      2.87           0.63
------------------------------------------------------------------------------------
DIVIDENDS:
 In excess of net investment
   income                           (0.03)        --         --            --
 Net realized gains from
   investments                      (1.45)     (1.38)     (0.06)           --
------------------------------------------------------------------------------------
     Total dividends                (1.48)     (1.38)     (0.06)           --
------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD                       $  12.56   $  11.48   $  13.44        $ 10.63
------------------------------------------------------------------------------------
     Total return                   24.63%     (4.27%)    27.18%          6.30%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
   (000's)                       $148,538   $112,935   $137,996        $92,842
 Ratio of expenses to average
   net assets                        1.18%      1.14%      1.02%          0.91%(b)
 Ratio of net investment loss
   to average net assets            (0.81%)    (0.68%)    (0.50%)        (0.28%)(b)
 Ratio of expenses to average
   net assets                        1.18%      1.16%(a)   1.03%(a)       1.17%(a),(b)
 Portfolio turnover(e)              77.74%    154.69%     92.18%         50.55%
------------------------------------------------------------------------------------



 (a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



 (b) Annualized.



 (c) Not annualized.



 (d) Period from commencement of operations.



 (e) Portfolio turnover is calculated on the basis of the Portfolio.


                       See notes to financial statements.

PRIOR PERFORMANCE OF INVESTMENT SUB-ADVISERS      [LOGO]


The following tables set forth information for the Fixed Income Fund, Equity Fund, International Equity Fund and the Small Cap Equity Fund, and information on the prior performance of the investment advisers (the 'Sub-Advisers') for those Funds and, where applicable, the corresponding portfolios.



The Sub-Adviser prior performance information is a composite of the average annual total returns of all institutional separate accounts managed by the Sub-Advisers that have investment objectives, policies and restrictions substantially similar to the Funds (and corresponding Portfolios), and which have been managed as the Funds (and corresponding Portfolios) have been managed. The composite data is provided to illustrate the past performance of the Sub-Advisers in managing substantially similar accounts with substantially similar investment objectives, strategies and policies as measured against the specified market index and does not represent the performance of the Fixed Income Fund, Equity Fund, International Equity Fund or Small Cap Equity Fund or the Fixed Income Portfolio, International Equity Portfolio or Small Cap Equity Portfolio.



                                            FIXED INCOME SUB-ADVISER
                                               ANNUALIZED RETURNS
                                       FUND       SUB-ADVISER    SALOMON BIG
                                    PERFORMANCE   COMPOSITE'D'    INDEX(2)
1 Year(1)                              - 1.08%        - 2.57%       - 0.84%
Since Portfolio Inception (1/9/95)       7.35%        N/A             7.77%*
5 Years(1)                             N/A              6.27%         7.75%
10 Years(1)                            N/A              6.64%         7.76%


------------


(1) Through December 31, 1999.



(2) The Salomon Broad Investment Grade Bond Index is a market-capitalization-based total return index containing U.S. fixed rate issues having a maturity of greater than one year and at least $50 million outstanding. The Salomon BIG Index includes Treasury, Government-sponsored, mortgage-backed, and investment grade corporate issues.



 'D' If the expense ratio of the Fund after expense reimbursements was used as the basis for adjustment, the Sub-Adviser composite average annual returns would be - 1.67% for one year, 7.24% for 5 years, 7.61% for 10 years, and N/A since inception.


 * Since December 31, 1994.

PRIOR PERFORMANCE OF INVESTMENT SUB-ADVISERS      [LOGO]


                                            EQUITY SUB-ADVISERS
                                             ANNUALIZED RETURNS
                          FUND       ALLIANCE     RUSSELL     BRINSON     RUSSELL    RUSSELL
                       PERFORMANCE   COMPOSITE   GROWTH(2)   COMPOSITE    VALUE(3)   1000(4)
1 Year(1)                 10.05%       26.21%      33.16%       - 6.40%     7.35%     20.91%
Since Inception'D'        21.36%       30.33%      30.58%        16.47%    20.60%     25.41%
5 Years(1)                  N/A        32.15%      32.42%        19.56%    23.07%     28.04%
Since 12/31/87              N/A        20.20%      20.32%        14.67%    15.60%     18.13%


------------


(1) Through December 31, 1999.


(2) The Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

(4) The Russell 1000 Index is an unmanaged index of the 1000 largest U.S. companies (representing approximately 90% of the total market capitalization) in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market by capitalization.

 'D' Since Fund inception (8/1/95).


                                         INTERNATIONAL EQUITY SUB-ADVISER
                                                ANNUALIZED RETURNS
                                          FUND       SUB-ADVISER      EAFE
                                       PERFORMANCE   COMPOSITE'D'   INDEX(2)
1 Year(1)                                 71.01%        67.56%       27.30%
Since Portfolio Inception (1/9/95)        22.38%          N/A        13.67%
5 Years(1)                                  N/A         21.51%       13.14%
10 Years(1)                                 N/A         12.94%        7.33%


------------


(1) Through December 31, 1999.



(2) The EAFE Index includes 1,600 companies in 22 countries representing the stock markets of Europe, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the combined market value of the stock exchanges. The EAFE Index is capitalization weighted in U.S. dollars and includes dividends.



 'D' If the expense ratio of the Fund after expense reimbursements was used as the basis for adjustment, the Sub-Adviser composite average annual returns would be 67.93% for one year, 26.80% for 5 years, 13.22% for 10 years and N/A since inception.

PRIOR PERFORMANCE OF INVESTMENT SUB-ADVISERS      [LOGO]


                                      SMALL CAP EQUITY SUB-ADVISER
                                           ANNUALIZED RETURNS
                                 FUND            SUB-ADVISER   RUSSELL 2000
                              PERFORMANCE        COMPOSITE'D'   INDEX(2)
1 Year(1)                          48.20%           50.68%          21.26%
Since Portfolio Inception
  (9/3/96)                         27.47%             N/A           14.81%
3 Years(1)                           N/A            27.70%          13.08%
5 Years(1)                           N/A            28.57%          16.69%


------------

(1) Through December 31, 1999.

(2) The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest companies (representing approximately 10% of the total market capitalization) in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market by capitalization.


 'D' If the expense ratio of the Fund after expense reimbursements was used as the basis for adjustment, the Sub-Adviser composite average annual returns would be 51.12% for one year, 28.62% for 3 years, 29.01% for five years, and N/A since inception.


 * Since August 31, 1996.

TAXABLE EQUIVALENT YIELD TABLES           [LOGO]

                        TAXABLE EQUIVALENT YIELD TABLES


The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 2000 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).


                        FEDERAL AND NEW YORK STATE TABLE


-----------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*
------------------------------------   INCOME                             TAX-EXEMPT YIELD
     SINGLE              JOINT           TAX       --------------------------------------------------------------
     RETURN             RETURN         BRACKET**   2.50%    3.00%   3.50%   4.00%   4.50%   5.00%   5.50%   6.00%
                                                                      EQUIVALENT TAXABLE YIELD
-----------------  -----------------   ---------   --------------------------------------------------------------
$      0-$ 26,250   $      0-$ 43,850   20.80%     3.16%   3.79%   4.42%   5.05%   5.68%   6.31%   6.95%    7.58%
$ 26,251-$ 63,550   $ 43,851-$105,950   32.90%     3.73%   4.47%   5.22%   5.95%   6.71%   7.46%   8.20%    8.95%
$ 63,551-$132,600   $105,951-$161,450   35.70%     3.89%   4.67%   5.44%   6.22%   7.00%   7.78%   8.56%    9.34%
$132,601-$288,350   $161,451-$288,150   40.40%     4.19%   5.03%   5.87%   6.71%   7.55%   8.39%   9.23%   10.06%
        >$288,350           >$288,150   43.70%     4.44%   5.33%   6.22%   7.11%   8.00%   8.89%   9.78%   10.66%


------------

 * Net amount subject to federal and New York State personal income tax after deductions and exemptions.

** Effective combined federal and state tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that:
(i) there are no federal or New York State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

TAXABLE EQUIVALENT YIELD TABLES           [LOGO]

                FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE


          TAXABLE INCOME*                                                 TAX-EXEMPT YIELD
------------------------------------               ---------------------------------------------------------------
                                        INCOME     2.50%   3.00%   3.50%   4.00%   4.50%   5.00%   5.50%    6.00%
     SINGLE              JOINT            TAX      -----   -----   -----   -----   -----   -----   ------   ------
     RETURN             RETURN         BRACKET**                      EQUIVALENT TAXABLE YIELD
-----------------  -----------------   ---------   ---------------------------------------------------------------
$      0-$ 26,250  $      0-$ 43,850    23.60%     3.27%   3.93%   4.58%   .5.24%  5.89%   6.54%    7.20%    7.85%
$ 26,251-$ 63,550  $ 43,851-$105,950    35.32%     3.87%   4.64%   5.41%   6.18%   6.96%   7.73%    8.50%    9.28%
$ 63,551-$132,600  $105,951-$161,450    38.01%     4.03%   4.84%   5.65%   6.45%   7.26%   8.07%    8.87%    9.68%
$132,601-$288,350  $161,451-$288,350    42.51%     4.35%   5.22%   6.09%   6.96%   7.83%   8.70%    9.56%   10.44%
$288,350                    $288,350    45.79%     4.61%   5.53%   6.45%   7.37%   8.29%   9.21%   10.14%   11.06%


------------

 * Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.

** Effective combined federal, state and city tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax); or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION (SAIS):

The SAIs provide more detailed information about the Funds, including their operations and investment policies. They are incorporated by reference and legally considered a part of this prospectus.


YOU CAN GET FREE COPIES OF REPORTS AND THE SAIS, PROSPECTUSES OF OTHER MEMBERS OF THE REPUBLIC FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER OR REPUBLIC FINANCIAL SERVICES AT 1-888-525-5757. OR CONTACT THE FUNDS AT:



                    REPUBLIC FUNDS
                    P.O. BOX 182845
                    COLUMBUS, OHIO 43218-2845
                    TELEPHONE: 1-800-782-8183


You can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.


 Free from the Commission's Website at http://www.sec.gov.


Investment Company Act file no. 811-4782.
RFFRC (3/00)

                       STATEMENT OF ADDITIONAL INFORMATION

                           REPUBLIC MONEY MARKET FUND
                   REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND
                  REPUBLIC NEW YORK TAX-FREE MONEY MARKET FUND
                      REPUBLIC NEW YORK TAX-FREE BOND FUND
                              REPUBLIC EQUITY FUND
                               REPUBLIC BOND FUND
                          REPUBLIC OVERSEAS EQUITY FUND
                            REPUBLIC OPPORTUNITY FUND

                                  PO Box 182845
                            Columbus, Ohio 43218-2845

    General and Account Information        (800) 782-8183 (Toll Free)
--------------------------------------------------------------------------------
                                  HSBC Bank USA
   Investment Adviser -- Money Market Fund, U.S. Government Money Market Fund,
      New York Tax-Free Money Market Fund, and New York Tax-Free Bond Fund Investment Manager -- Equity Fund, Bond Fund, Overseas Equity Fund, Opportunity
                     Fund (an "Adviser" or the "Manager" )

    Miller Anderson & Sherrard              Capital Guardian Trust Company
 Investment Sub-Adviser--Bond Fund     Investment Sub-Adviser--Overseas Equity
          (an "Adviser")                         Fund (an "Adviser")

 Alliance Capital Management L.P.          MFS Institutional Advisors, Inc.
Investment Sub-Adviser--Equity Fund      Investment Sub-Adviser--Opportunity
          (an "Adviser")                         Fund (an "Adviser")

      Brinson Partners Inc.                       BISYS Fund Services
Investment Sub-Adviser--Equity Fund        Administrator, Distributor and
          (an "Adviser")                         Sponsor--All Funds
                                           Administrator--All Portfolios
                                       ("BISYS," "Administrator," "Distributor,"
                                                    or "Sponsor")

      The Republic Money Market Fund, Republic U.S. Government Money Market, and New York Tax-Free Money Market Fund (collectively, the "Money Market Funds"), as well as the Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund, and Republic Opportunity Fund (collectively, the "Retail Funds," and together with the Money Market Funds, the "Funds") are each separate series of the Republic Funds (the "Trust"), an open-end, management investment company that currently consists of eight series, each of which has different and distinct investment objectives and policies. The Funds are described in this Statement of Additional Information.

      Class A Shares, Class D Shares and Class Y Shares of the Money Market Funds and Class A, Class B and Class C Shares of the Retail Funds are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share for the Money Market Funds) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares and Class C Shares of the Money

Market Funds may be acquired only through an exchange of shares from the corresponding class of other funds of the Trust. The Republic New York Tax-Free Bond Fund and Republic Equity Fund each issue another class of shares pursuant to a separate Prospectus and Statement of Additional Information.

      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUNDS DATED February 29, 2000 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

      References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated February 29, 2000 of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

      February 29, 2000

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................4

   Money Market Fund...........................................................4
   U.S. Government Money Market Fund...........................................5
   New York Tax-Free Money Market Fund.........................................5
   New York Tax-Free Bond Fund.................................................7
   Equity Fund.................................................................9
   Bond Fund..................................................................11
   Overseas Equity Fund.......................................................13
   Opportunity Fund...........................................................14
   Fixed Income Securities....................................................15
   U.S. Government Securities.................................................15
   "When-Issued" Municipal Obligations........................................15
   Derivatives................................................................16
   Options and Futures........................................................16
   Forward Foreign Currency Contracts and Options on Foreign Currencies.......25
   Brady Bonds................................................................27
   Foreign Currency Exchange-Related Securities...............................28
   Sovereign and Supranational Debt Obligations...............................29
   Emerging Markets...........................................................30
   American Depositary Receipts...............................................33
   Convertible Securities.....................................................34
   Lending of Portfolio Securities............................................34
   Variable Rate Instruments..................................................36
   Participation Interests....................................................36
   Inverse Floating Rate Obligations..........................................38
   Selection of Money Market Investments......................................38
   Interest Rates.............................................................39
   Stand-By Commitments.......................................................39
   Taxable Securities.........................................................40
   Obligations of Personal and Business Credit Institutions...................40
   Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities....40
   High Yield/High Risk Securities............................................41
   Warrants...................................................................42
   Zero Coupon Obligations....................................................42
   Mortgage-Related and Other Asset Backed Securities.........................42
   Eurodollar and Yankee Bank Obligations.....................................49
   Banking Industry and Savings and Loan Industry Obligations.................49
   Firm Commitment Agreements and When-Issued Securities......................50
   Swaps, Caps, Floors and Collars............................................50
   Investments in Other Investment Companies..................................51
   Portfolio Turnover.........................................................51
   Portfolio Management.......................................................52
   Portfolio Transactions.....................................................53
   Risk Factors Affecting Investments in New York Municipal Obligations.......55

INVESTMENT RESTRICTIONS.......................................................56
   Money Market Fund..........................................................57
   U.S. Government Money Market Fund..........................................59
   New York Tax-Free Money Market Fund........................................61


   New York Tax-Free Bond Fund................................................63
   Equity Fund................................................................66
   Bond Fund..................................................................68
   Overseas Equity Fund.......................................................70
   Opportunity Fund...........................................................72
   Percentage and Rating Restrictions.........................................75

PERFORMANCE INFORMATION.......................................................76

MANAGEMENT OF THE TRUST.......................................................80

   Trustees and Officers......................................................80
   Compensation Table.........................................................82
   Investment Adviser.........................................................82
   Bond Fund Sub-Adviser......................................................84
   Equity Fund Sub-Adviser....................................................85
   Overseas Equity Fund Sub-Adviser...........................................85
   Opportunity Fund Sub-Adviser...............................................86
   Distribution Plans -- Class A, Class B, Class C, and Class D Shares Only...86
   The Distributor and Sponsor................................................87
   Administrative Services Plan...............................................88
   Administrator..............................................................88
   Transfer Agent.............................................................89
   Custodian and Fund Accounting Agent........................................90
   Shareholder Servicing Agents...............................................90
   Expenses...................................................................91

DETERMINATION OF NET ASSET VALUE..............................................91

PURCHASE OF SHARES............................................................94

   Exchange Privilege.........................................................94
   Automatic Investment Plan..................................................95
   Purchases Through a Shareholder Servicing Agent or a Securities Broker.....96

SALES CHARGES.................................................................96

   Class A Shares.............................................................96
   Sales Charge Waivers.......................................................98
   Concurrent Purchases.......................................................99
   Letters of Intent..........................................................99
   Rights of Accumulation....................................................100
   Contingent Deferred Sales Charge ("CDSC") - Class B Shares................100
   Level Load Alternative -- Class C Shares..................................100

REDEMPTION OF SHARES.........................................................101

   Systematic Withdrawal Plan................................................102
   Redemption of Shares Purchased Directly Through the Distributor...........102
   Check Redemption Service..................................................102
   Conversion Feature........................................................103


RETIREMENT PLANS.............................................................103

   Individual Retirement Accounts............................................103
   Defined Contribution Plans................................................104
   Section 457 Plan, 401(k) Plan, 403(b) Plan................................104

DIVIDENDS AND DISTRIBUTIONS..................................................104

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.........................105

TAXATION ....................................................................116

   Tax Status of the Funds...................................................116
   The Portfolio.............................................................117
   Distributions.............................................................117
   Tax-Exempt Income.........................................................117
   Foreign Taxes.............................................................118
   Dispositions..............................................................119
   Backup Withholding........................................................119
   Other Taxation............................................................119
   Fund Investments..........................................................119
   Alternative Minimum Tax...................................................122
   Special Tax Considerations................................................122

OTHER INFORMATION............................................................122

   Capitalization............................................................122
   Independent Auditors......................................................122
   Counsel...................................................................123
   Registration Statement....................................................123
   Financial Statements......................................................123
   Shareholder Inquiries.....................................................123

DESCRIPTION OF MUNICIPAL OBLIGATIONS.........................................124

ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS.............126


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

      The following information supplements the discussion of the investment objective and policies of the Funds discussed under the caption "Investment Objective and Strategies" in the Prospectus. Each of the Bond, Overseas Equity and Opportunity Funds invests all of its assets in a master portfolio (a "Portfolio") that has a substantially similar investment objective. For simplicity's sake, all discussion of investment objectives, strategies and risks of the Funds refer also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated.

Money Market Fund

      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing its assets in a portfolio of high quality money market instruments with maturities of 397 days or less, and repurchase agreements with respect to such obligations. Examples of these instruments include:

            bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in commercial bank for a definite period of time and earning a specified return.

            bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

            prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

            corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

            municipal obligations: high-grade, short-term municipal obligations.

            government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

            repurchase agreements: with respect to U.S. Treasury or U.S. government agency obligations.

      The Fund will invest only in high-quality securities that the Adviser believes present minimal credit risk. High-quality securities are securities rated at the time of acquisition in one of the two highest categories by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

U.S. Government Money Market Fund

      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 65% of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commitments to purchase such obligations, and repurchase agreements collateralized by such obligations. All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments held in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are subject to repurchase agreements with recognized securities dealers and banks.

      The Fund invests in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the "full faith and credit" of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal National Mortgage Association, and (iii) obligations of the Student Loan Marketing Association, respectively.

New York Tax-Free Money Market Fund

      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from Federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

      The Fund seeks to achieve its investment objective by investing its assets primarily in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations.") The Fund invests in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal, New York State and New York City personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

      Although under normal circumstances, the Fund attempts to invest 100%, and does invest at least 65%, of its assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from federal income tax but is subject to New York State and New York City personal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in tax exempt obligations. The Fund may invest up to 20% of its total assets in obligations the interest income on which is subject to federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Uninvested cash reserves may be held temporarily for the Fund pending investment.

      The Fund may invest more than 25% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Instruments and Participation Interests" below.

      All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, although the stated maturities may be in excess of 397 days. See "Variable Rate Instruments and Participation Interests" below. As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:

            (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service, Inc. ("Moody's"), AAA or AA by Standard & Poor's Corporation ("Standard & Poor's") or AAA or AA by Fitch Investors Service, Inc. ("Fitch") or, if not rated by any of these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

            (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any or these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Funds' investments may be concentrated in municipal notes of New York issuers.); and

            (3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 +, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

      As a non-diversified investment company, the Fund is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. Since the Fund may invest a relatively high percentage of the Fund's assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be. The Fund may also invest 25% or more of its assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects, or obligations the issuers of which are located in the same state.

      The Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities or the securities of other regulated investment companies.

New York Tax-Free Bond Fund

      The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Funds with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment.

      The Adviser seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in municipal bonds and notes and other debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income taxes. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations".) The Adviser invests on behalf of the Fund in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal, New York State and New York City personal income taxes ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer of those obligations.

      Although under normal circumstances, the Adviser attempts to invest 100%, and does invest at least 65%, of the New York Tax-Free Bond Fund assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Adviser may purchase on behalf of the Fund Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes. As a fundamental policy the Adviser will invest at least 80% of the Fund's net assets in tax exempt obligations. As a temporary defensive measure, the Adviser may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to regular federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Also, as a temporary defensive measure during times of adverse market conditions, assets of the Fund may be held in cash or invested in the short-term obligations described below, the interest income on which is taxable to shareholders as ordinary income for federal and New York State and New York City personal income tax purposes.

      All of the investments of the Fund are made in:

            (1) Municipal bonds that at the date of purchase are rated Aaa, Aa, A or Baa by Moody's, AAA, AA, A or BBB by S&P or AAA, AA, A or BBB by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

            (2) Municipal notes that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

            (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

            (4) Commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by the Adviser, obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets, and cash.

      Municipal bonds rated Baa by Moody's or BBB by S&P or Fitch may have some speculative elements. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser takes into consideration, among other factors, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the quality of the issuer's management, and legal and regulatory matters. For a general discussion of Municipal Obligations and the risks associated with an investment therein, see Appendix A to the Statement of Additional Information.

      The maximum maturity of any debt security held for the Fund is 35 years.

      Although higher quality Municipal Obligations may produce lower yields, they generally are easier to sell or trade than lower quality Municipal Obligations. To protect the value of its shareholders' investment under adverse market conditions, the Adviser from time to time may deem it prudent to purchase higher quality Municipal Obligations or taxable obligations for the Fund, with a resultant decrease in yield or increase in the proportion of taxable income.

      The net asset value of the Fund's shares changes as interest rates fluctuate. When interest rates decline, the value of the Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of the Fund's portfolio can be expected to decline. Such changes in the value of the Fund's portfolio are reflected in the net asset value of shares of the New York Tax-Free Bond Fund but do not affect the income received by the Fund from its portfolio securities. Municipal Obligations with longer maturities, such as those in which the Fund is invested, generally produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than such securities with shorter maturities. Dividends distributed to shareholders rise or fall in direct relation to the Fund's net income. Since available yields vary, no specific level of income can be assured.

      As a non-diversified investment company, the Trust is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

      The Adviser may invest more than 25% of the assets of the Fund in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various industrial projects). Certain investors in the Fund may be required to pay a federal alternative minimum tax on Fund dividends attributable to interest on certain industrial revenue bonds. The Adviser also may invest more than 25% of the assets of the Fund in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of the Fund's assets in any one such industry) at times when the relative value of issues of such a type is considered by the Adviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks which these investments may entail.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be adversely affected.

      Electric utilities face problems in financing large and lengthy construction programs, such as cost increases and delay occasioned by regulatory and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining sufficient rate increases, the effect of energy conservation and difficulty of the capital markets to absorb utility debt.

      Hospital bond ratings are often based on feasibility studies containing projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding levels, possible federal or state legislation limiting the rates of increase of hospital charges, and weakened state finances which limit and/or delay aid payments.

Equity Fund

      The following information supplements the discussion of the investment objectives, policies, and risks of the Republic Equity Fund discussed in the Prospectus. The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund will normally invest in equity securities of seasoned companies in sound financial condition which are expected to show above-average price appreciation.

      The Fund will normally invest at least 65% of its total assets in equity securities of seasoned companies in sound financial condition with large or intermediate capitalization which are expected to show above-average price appreciation. The Fund may invest in a broad range of equity securities, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock.

      The Fund also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and (e) invest up to 35% in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time and option is written. The Fund will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Fund may retain any bond whose rating drops below investment grade if its is in the best interest of the Fund's shareholders. Securities rated BB/Ba by a nationally recognized statistical rating organization are considered to have speculative characteristics.

      The Fund may lend its portfolio securities. These loans may not exceed 30% of the value of the Fund's total assets.

      The Fund will not purchase securities for trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Fund may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing. The Fund may invest up to 15% of its net assets in illiquid securities.

      HSBC, the Fund's investment manager, will allocate the Fund's assets between the Fund's two sub-advisers, Alliance Capital Management L.P. ("Alliance") and Brinson Partners, Inc. ("Brinson") (collectively, the "Sub-Advisers"). While HSBC maintains complete discretion regarding the allocation of the Fund's assets, HSBC anticipates that it typically will allocate the Fund's assets evenly between the Sub-Advisers, each of which pursues the Fund's investment objective in the manner described below.

      Alliance. Alliance seeks the Fund's investment objective by pursuing a "growth" style of investing in marketable equity securities, primarily of U.S. companies. However, the Fund may purchase foreign, as well as domestic, equity securities. Alliance normally will invest substantially all of the Fund's assets allocated to it in common stocks which Alliance believes will appreciate in value.

      Alliance generally seeks to invest the Fund's assets in financially secure firms with established operating histories that are proven leaders in their industry or market sector. Such companies may demonstrate characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share, and increasing return on investments. However, Alliance may invest the Fund's assets in companies that do not demonstrate such characteristics if it expects such companies to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or basic changes in the economic environment.

      Alliance analyzes each company considered for investment, using internal fundamental research analysts, to determine its source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share. At the same time, Alliance conducts an analysis of the financial condition of each company and selects those prospects that demonstrate the greatest potential for above-average capital appreciation and growth in earnings. Alliance's philosophy is to seek the best available combination of relative earnings growth and attractive valuation.

      Brinson. Brinson seeks the Fund's investment objective by pursuing a "value" style of investment management. Brinson's approach to investing for the Fund is to invest in the equity securities of U.S. companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. Brinson's research focuses on several levels of analysis, first, on understanding wealth shifts that occur within the equity market, and second, on individual company research. At the company level, Brinson quantifies expectations of a company's ability to generate profit and to grow business into the future.

      For each stock under analysis, Brinson discounts to the present all of the future cash flows that it believes will accrue to the Fund from the investment in order to calculate a present or intrinsic value. This value estimate generated by Brinson's proprietary valuation model is compared to observed market price and ranked against other stocks accordingly. The rankings, in combination with Brinson's investment judgment, determine which securities are included in the portfolio.

      Brinson monitors and assesses the degree to which the portfolio becomes concentrated in industry or common types of stocks, and adjusts the portfolio to balance the price/value opportunities with their concentrations. Brinson imposes limits on the degree of concentration, as the Fund does not intend to concentrate its investments in a particular industry.

BOND FUND

      The investment objective of the Bond Fund is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fund seeks to achieve its investment objective by investing all of its assets in the Republic Fixed Income Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Fund's average weighted maturity will ordinarily exceed five years.

      The Fund will normally invest at least 65% of its total assets in fixed income securities. The Fund may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-throughs, mortgage-backed bonds, collateralized mortgage obligations ("CMOs") and other asset-backed securities; variable and floating rate debt securities;
obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

      Miller Anderson & Sherrerd ("MAS") (the "Adviser") will seek to achieve the Fund's objective by investing at least 80% of the Fund assets in investment grade debt or fixed income securities. Investment grade debt securities are those rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group, Inc. ("S&P") or Fitch Investors Service, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")), or in the case of unrated securities, determined by the Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category have speculative characteristics and are subject to greater credit and market risks than higher-rated bonds.

      Up to 20% of the Fund's assets may be invested in preferred stock, convertible securities, and in fixed income securities that at the time of purchase are rated Ba or B by Moody's or BB or B by S&P or rated comparably by another NRSRO (or, if unrated, are deemed by the Fixed Income Adviser to be of comparable quality). Securities rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, are described as "speculative" by both Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk.

      From time to time, the Adviser may invest more than 50% of the Portfolio's assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. When investing in mortgage-backed securities, it is expected that the Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Portfolio may invest without limit in mortgage-backed securities of private issuers when the Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage-backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Adviser to be of comparable quality.

      A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

      A portion of the Fund assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Fund may also purchase securities of developing countries; however, the Fund does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk.

      The Fund may invest in Eurodollar bank obligations and Yankee bank obligations. The Fund may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan". The Fund may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Fund may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

OVERSEAS EQUITY FUND

      The investment objective of the Overseas Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depository Receipts ("ADRs") and U.S. registered securities) and securities whose principal markets are outside of the United States. The investment characteristics of the Fund correspond to those of the International Equity Portfolio (the "Portfolio"). The Fund will normally invest at least 80% of its total assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations. The common stock in which the Fund may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The principal investments of the Fund will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East, although the Fund may invest up to 20% of its assets in equity securities of companies in emerging markets.

      The Fund intends to have at least three different countries represented in its portfolio. It is the current intention of the Fund to invest primarily in companies with large market capitalizations. The Fund seeks to outperform the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

      Under exceptional conditions abroad or when, in the opinion of Capital Guardian Trust Company ("CGTC" or the "Adviser"), economic or market conditions warrant, the Portfolio may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the Fund will be limited to those rated, at the time of investment, in the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk.

      CGTC uses a system of multiple portfolio managers pursuant to which the Fund is divided into segments which are assigned to individual portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

      Because of the risks associated with common stocks and other equity investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. The Adviser seeks to reduce these risks by diversifying the portfolio as well as by monitoring broad economic trends and corporate and legislative developments.

OPPORTUNITY FUND

      The investment objective to the Opportunity Fund is to seek long-term growth of capital by investing in equity securities of emerging small and medium-sized companies that are expected to show earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Fund seeks to achieve its objective by investing all of its assets in the Republic Small Cap Equity Portfolio (the "Portfolio"). The Fund invests, under normal market conditions, at least 80% of its assets in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of emerging growth companies. Emerging growth companies generally would have small (under $1 billion) market capitalizations and would have annual gross revenues ranging from $10 million to $1 billion, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized. However, the Fund may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Fund may invest up to 20% (and generally expects to invest between 5% and 10%) of its assets in foreign securities (excluding ADRs).

      Although the Fund will invest primarily in common stocks, the Fund may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

      When MFS Institutional Advisers (the "Adviser") believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Fund assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Fund may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

FIXED INCOME SECURITIES

      Each Fund may invest in fixed income securities. To the extent the Funds invest in fixed income securities, the net asset value of each Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Each Fund's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund's shorter-term obligations.

U.S. GOVERNMENT SECURITIES

      The Money Market Funds, Bond Fund and New York Tax-Free Bond Fund may invest in U.S. Government Securities. For liquidity purposes and for temporary defensive purposes, the remaining Retail Funds may also invest in U.S. Government securities held directly or under repurchase agreements. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

      Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

"WHEN-ISSUED" MUNICIPAL OBLIGATIONS

      The New York Tax-Free Money Market and New York Tax-Free Bond Funds (the "New York Tax-Free Funds") may invest in "when-issued" municipal obligations. New issues of municipal obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time a Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time a Fund commits to purchase the "when-issued" or "forward delivery" municipal obligation and the time delivery and payment are made, the "when-issued" or "forward delivery" municipal obligation is treated as an asset of a Fund and the amount which the Fund is committed to pay for that municipal obligation is treated as a liability of a Fund. No interest on a "when-issued" or "forward delivery" municipal obligation is accrued for Fund until delivery occurs. Although a Fund only makes commitments to purchase "when-issued" or "forward delivery" municipal obligations with the intention of actually acquiring them, the Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.

      Purchasing municipal obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" municipal obligation may have a lesser (or greater) value at the time of settlement than the Fund's payment obligation with respect to that municipal obligation. Furthermore, if a Fund sells the "when-issued" or "forward delivery" municipal obligation before the settlement date or if the Fund sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

      Municipal obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. A separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at a Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

DERIVATIVES

      The Funds (except the Money Market Funds) may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. A mutual fund, of course, derives its value from the value of the investments it holds and so might even be called a "derivative." Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. A description of the derivatives that each Fund may use and some of their associated risks follows.

OPTIONS AND FUTURES

      Each Fund (except the Money Market Funds and New York Tax-Free Bond Fund) may invest in options and futures contracts. The New York Tax-Free Bond Fund may invest only in futures contracts. The use of options and futures is a highly specialized activity that involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of a Fund. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If an Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit the potential of the Fund to realize gains as well as limit their exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position.

      Options on Securities. Funds that may invest in options may write (sell) covered call and put options on securities and purchase call and put options. A "call option" is a contract sold for a price (the

"premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A Fund may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to a Fund's position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

      A Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by a Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

      A Fund may also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option on a portfolio security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by a Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. A Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

      The staff of the SEC has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Fund's assets (the "SEC illiquidity ceiling"). The Advisers intend to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Each Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. Each Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

      The Equity Fund also may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Equity Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Equity Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

      Options on Securities Indices. The Funds that may invest in options may write (sell) covered call and put options and purchase call and put options on securities indices. A Fund may cover call options on securities indices by owning securities whose price changes, in the opinion of an Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. The Fund may cover put options on securities indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or
(b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      A Fund will receive a premium from writing a put or call option on a securities index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investment. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      A Fund may also purchase put options on securities indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      Futures Contracts. The Funds (except the Money Market Funds) may invest in futures contracts for the purchase or sale for future delivery of securities or foreign currencies or contracts based on indices of securities as such instruments become available for trading. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and price. This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which a Fund intends to purchase at a later date. Futures contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

      Futures Contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

Futures Contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

      While futures contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The futures contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day a Fund may provide or receive cash that reflects the decline or increase in the value of the contract. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was entered into.

      The purpose of the purchase or sale of a futures contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the Fund's futures contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

      Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of futures contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of liquid instruments from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts, thereby assuring that the transactions are unleveraged.

      Futures contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

      A futures contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. A Fund may enter into stock index futures contracts in order to protect the Fund's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that Fund intends to purchase. As such acquisitions are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Futures contracts on other securities indices may be used in a similar manner in order to protect the portfolio from broad fluctuations in securities prices and for non-hedging purposes to the extent permitted by applicable law.

      The New York Tax-Free Bond Fund may enter into futures contracts on any fixed income securities or indexes of municipal securities. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, three-month U.S. Treasury bills and on an index of municipal bonds. The New York Tax-Free Bond Fund would purchase and sell futures contracts on indexes of municipal securities for the purpose of hedging against a broad market decline which would cause a general reduction in the value of the Fund's portfolio of municipal securities, or in the value of a portion of such portfolio. To the extent that municipal securities held in the New York Tax-Free Bond Fund's portfolio are the same, or have the same characteristics, as the securities comprising the index underlying the futures contract, changes in the value of the index should correlate closely with changes in the value of the Fund's portfolio securities. Under such circumstances, declines in the value of the New York Tax-Free Bond Fund's portfolio securities may be offset through gains on the Fund's futures position. Similarly, the Trust may purchase futures contracts on indexes of municipal securities on behalf of the New York Tax-Free Bond Fund where it expects to acquire a portfolio of municipal securities for the Fund and anticipates an increase in the cost of such securities prior to acquisition. To the extent that the securities to be acquired reflect the composition of the index underlying the Futures Contract, such increased cost may be offset, in whole or in part, through gains on the futures position. To the extent that the New York Tax-Free Bond Fund enters into futures contracts on securities other than municipal bonds, there is a possibility that the value of such futures contracts will not correlate in direct proportion to the value of the portfolio securities since the value of municipal bonds and other debt securities may not react in the same manner to a general change in interest rates and may react differently to factors other than changes in the general level of interest rates. The New York Tax-Free Bond Fund's overall performance would be adversely affected if the value of its futures contracts on securities other than municipal bonds declined disproportionately to the value of the Fund's municipal bond portfolio.

      The New York Tax-Free Bond Fund has adopted the requirement that futures contracts only be used for the Fund as a hedge and not for speculation. In addition to this requirement, the Fund has also adopted two percentage restrictions on the use of futures contracts. The first is that no futures contracts will be entered into for the New York Tax-Free Bond Fund if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the futures contracts held for the New York Tax-Free Bond Fund not exceed 50% of the market value of the Fund's total assets. Neither of these restrictions would be changed by the Fund's Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies. The New York Tax-Free Bond Fund has no current intention of entering into any futures contract in the foreseeable future.

      The Bond Fund will not enter into futures contracts or options thereon to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets. The Bond Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of the Bond Fund's net assets. The Bond Fund will segregate assets or "cover" its positions consistent with requirements under the 1940 Act. The Bond Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

      Options on Futures Contracts. The Opportunity Fund may write and purchase options to buy or sell futures contracts. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency underlying the futures contract. If the futures price at expiration of the option is below the exercise price, each of the Equity and Opportunity Funds will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Opportunity Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or currency underlying the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Opportunity Funds will each retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Opportunity Fund intends to purchase. If a put or call option written by the Equity or Opportunity Fund is exercised, the Opportunity Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, each Fund's losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Equity and Opportunity Funds may purchase options on futures contracts for hedging purposes as an alternative to purchasing or selling the underlying futures contracts, or for non-hedging purposes to the extent permitted by applicable law. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, a Fund may, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call options on futures contracts, rather than purchasing the underlying futures contracts. As in the case of options, the writing of options on futures contracts may require the Funds to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of options on futures contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

      Risk Factors: Imperfect Correlation of Hedging Instruments with a Fund's Portfolio. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, and forward contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, futures contracts or forward contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, future contract or forward contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures contracts and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where a Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

      The correlation between prices of securities and prices of options, futures contracts or forward contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, futures contract and forward contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by an Adviser may still not result in a successful transaction. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, futures contract or forward contract approaches.

      The trading of options, futures contracts and forward contracts also entails the risk that, if an Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

      It should be noted that a Fund may purchase and write options not only for hedging purposes, but also for the purpose of attempting to increase its return. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

      Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a position in an exchange-traded option, futures contract or option on a futures contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Portfolio could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Portfolio's ability effectively to hedge its portfolio.

      The liquidity of a secondary market in an option or futures contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent a Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and futures contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and futures contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Options on Futures Contracts. In order to profit from the purchase of an option on a futures contract, it may be necessary to exercise the option and liquidate the underlying futures contract, subject to all of the risks of futures trading. The writer of an option on a futures contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

      Additional Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on the United States Exchanges. The available information on which a Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

      Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for a Fund to enter into the trading strategies identified herein or to liquidate existing positions.

      As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. A Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or forward contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a forward contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under such circumstances, the Portfolio may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

      While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Portfolio to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. Certain tax requirements may limit the extent to which a Fund will be able to hold currencies.

      Restrictions on the Use of Options and Futures. In order to assure that a Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that a Fund enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a Fund's assets. In addition, a Fund must comply with the requirements of various state securities laws in connection with such transactions.

      The Opportunity Fund has adopted the additional policy that it will not enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of the Opportunity Fund's total assets. Moreover, the Opportunity Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.

      When a Fund purchases a futures contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the futures contract, thereby insuring that the leveraging effect of such futures is minimized.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

      The Funds (except the Money Market Funds and New York Tax-Free Bond Fund) may invest in forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The Bond and Overseas Equity Funds may not enter into such contracts for speculative purposes.

      The Equity and Opportunity Funds may enter into forward contracts for hedging purposes as well as for non-hedging purposes. The Equity and Opportunity Funds may also enter into forwards contracts on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the value of the two currencies. The Equity Fund may purchase options on futures contracts for hedging purposes as an alternative to purchasing or selling the underlying futures contracts, or for non-hedging purposes to the extent permitted by applicable law. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, a Fund may, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, a Fund may purchase call options on futures contracts, rather than purchasing the underlying futures contracts. As in the case of options, the writing of options on futures contracts may require the Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of options on futures contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

      Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. A Fund may also enter into transactions in forward contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk of losses which will reduce its gross income. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, a Portfolio may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

      The Funds have no specific limitation on the percentage of assets they may commit to forward contracts, subject to its stated investment objective and policies, except that a Fund will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. By entering into transactions in forward contracts, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Portfolio may sustain losses which will reduce its gross income. Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

      The Bond Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

      The Bond Fund may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Bond Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Bond Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

      There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Bond Fund's obligation under the forward contract. On the date of maturity the Bond Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When the

Bond Fund enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

      The Funds have established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

BRADY BONDS

      The Bond Fund may invest in Brady Bonds. The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program that would enable a debtor country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisioned that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following: (i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

      Brady Plan debt restructurings totaling approximately $73 billion have been implemented to date in Argentina, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds aggregating approximately $35 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

      Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity,
(ii) the collateralized interest payments, (iii) the uncollateralized payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

      The Bond Fund may invest in the foreign currency exchange-related securities described below.

      Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants 'sm' ("CEWs"'sm')) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or German deutsche mark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the "OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

      Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs"'sm') are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLS is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

      Performance Indexed Paper. Performance indexed paper ("PIPs"'sm') is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

      The Bond Fund has no current intention of investing in CEWs'sm', PERLs'sm' or PIPs'sm'.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

      To the extent the Funds (other than the U.S. Government Money Market Fund and New York Tax-Free Funds) invest in sovereign and supranational debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, an investment in the Funds may be subject to a high degree of risk, and the sovereign debt obligation may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Foreign Securities

      The Funds (except the U.S. Government Money Market and New York Tax-Free Funds) may invest in securities of foreign issuers. The Money Market Fund may only invest in, without limit, U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These foreign investments involve certain special risks described below.

      Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

      The Opportunity Fund may invest in securities of foreign growth companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. The Opportunity Fund may also invest in securities of issuers located in countries with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth ("Emerging Markets").

EMERGING MARKETS

      The Overseas Equity and Opportunity Funds may invest in securities of issuers located in countries with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth ("emerging markets"), which presents greater risk than investing in foreign issuers in general. The Overseas Equity Fund may invest up to 20% of its assets in the equity securities of companies based in emerging markets. A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on the Fund investments.

      Investing in formerly communist East European countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the fall of communism and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy. The Overseas Equity Fund does not currently intend to invest a significant portion of its assets in formerly communist East European countries.

      With respect to the Overseas Equity and Opportunity Funds, "emerging markets" include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or
(iv) determined by the Adviser to be an emerging market as defined above. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark,

Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

      A company in an emerging market is one that: (i) is domiciled and has its principal place of business in an emerging market or (ii) (alone or on a consolidated basis) derives or expects to derive at least 50% of its total revenue from either goods produced, sales made or services performed in emerging markets.

      Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by a Fund. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund assets should these conditions recur.

      Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

      Liquidity, Trading Volume, Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      Default, Legal Recourse. A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by a Fund defaults, that Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

      Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

      Withholding. Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Portfolio makes its investments. A Fund net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. An Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

      Foreign Currencies. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

AMERICAN DEPOSITARY RECEIPTS

      The Overseas Equity and Opportunity Funds may invest in American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Overseas Equity and Opportunity Funds may invest in either type of ADR.

      Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Portfolio's custodian in five days. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

      The Opportunity Fund also may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"), or other similar securities convertible into securities of foreign issuers. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by foreign bank and trust companies that evidence ownership of either foreign or domestic underlying securities. IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

CONVERTIBLE SECURITIES

      The Equity and Overseas Equity Fund may buy securities that are convertible into common stock. Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

      Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

      Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.

LENDING OF PORTFOLIO SECURITIES

      The Money Market, Equity, Overseas Equity and Opportunity Funds may seek to increase their income by lending portfolio securities to entities deemed creditworthy by the Advisers. Each Fund may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. The Money Market Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers. The Overseas Equity Fund will not lend its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time. The Equity Fund's loans will not exceed 30% of its total assets and it is not intended that the value of the securities loaned by the Opportunity Fund will exceed 30% of the value of the its total assets.

      By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. Each Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (iv) the Fund may pay only reasonable fees in connection with the loaned securities (no fee will be paid to affiliated persons of the Fund); and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

      Although the Funds would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by an Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk.

REPURCHASE AGREEMENTS

      Each Fund may invest in repurchase agreements. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Funds' custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. The Money Market Funds may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures that govern the investment of the Funds' assets in repurchase obligations are designed to minimize the Funds' risk of losses from those investments. Repurchase agreements are considered collateralized loans under the 1940 Act.

      The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. Each Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Fund only enters into repurchase agreements after an Adviser has determined that the seller is creditworthy, and the Adviser monitor that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

      All repurchase agreements entered into by the Funds are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Funds a valid, perfected security interest in the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Funds. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders. The New York Tax-Free Money Market Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceeds 10% of the Fund's net assets. The Overseas Equity Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 15% of its net assets.

VARIABLE RATE INSTRUMENTS

      The New York Tax-Free Fund, and the Bond Fund may invest in variable rate instruments, which provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

      Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

      Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. The value of these instruments may be more volatile than other floating rate municipal obligations.

      Certain floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. With respect to the Bond Fund, the demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," below.

      The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

PARTICIPATION INTERESTS

      Variable rate instruments in which each of the New York Tax-Free Funds' assets may be invested include participation interests in municipal obligations owned by a bank, insurance company or other financial institution or affiliated organization. A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation bears to the total principal amount of the municipal obligation and provides the demand or put feature described below. Each participation interest is backed by an insurance policy of an insurance company or by an irrevocable letter of credit or guarantee of, or a right to put to, a bank that has been determined by or on behalf of the Board of Trustees of the Trust to meet the prescribed quality standards for the Fund. There is usually the right to sell the participation interest back to the institution or draw on the letter of credit, guarantee or insurance policy after notice (usually seven days), for all or any part of the full principal amount of the Fund's participation in the municipal obligation, plus accrued interest. If the notice period is more than seven days, the municipal obligation is treated as an obligation that is not readily marketable. In some cases, these rights may not be exercisable in the event of a default on the underlying municipal obligations; in these cases the underlying municipal obligations must meet the Funds' high credit standards at the time of purchase of the participation interest. Although participation interests may be sold, the Fund intends to hold them until maturity, except under certain specified circumstances. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid thereon.

      The variable rate instruments in which the New York Tax-Free Money Market Fund's assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments. The New York Tax-Free Money Market Fund decides which variable rate instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. An unrated variable rate instrument may be determined to meet the New York Tax-Free Money Market Fund's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution is necessary. Each unrated variable rate instrument is evaluated on a quarterly basis to determine that it continues to meet the New York Tax-Free Money Market Fund's high quality criteria. If an instrument is ever deemed to be of less than high quality, the New York Tax-Free Money Market Fund either will sell it in the market or exercise the liquidity feature described below.

      Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the New York Tax-Free Money Market Fund receiving a variable rate on its investment. The bank to which a participation interest may be "put" for the Fund, as well as the bank which issues an irrevocable letter of credit or guarantee, may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest. The Trust intends to exercise the liquidity feature on behalf of the New York Tax-Free Money Market Fund only (1) upon a default under terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or
(3) to maintain a high quality investment portfolio. Issuers of participation interests retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the New York Tax-Free Money Market Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the New York Tax-Free Money Market Fund attempts to have the issuer of the participation interest bear the cost of the insurance, although the New York Tax-Free Money Market Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held for the New York Tax-Free Money Market Fund, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Adviser may subscribe.

      In view of the possible "concentration" of the New York Tax-Free Money Market Fund in participation interests in municipal obligations secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit or guarantee.

      Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, the New York Tax-Free Money Market Fund's yield will decline. On the other hand, during periods when prevailing interest rates increase, the Fund's yield will increase. While the value of the underlying variable rate instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

      Notwithstanding the foregoing, with respect to the New York Tax-Free Bond Fund, each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. The participation interests will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The New York Tax-Free Bond Fund will not invest more than 5% of the its assets in participation interests. The New York Tax-Free Bond Fund has no current intention of purchasing any participation interest in the foreseeable future.

Inverse Floating Rate Obligations

      The Bond Fund may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

SELECTION OF MONEY MARKET INVESTMENTS

      The Money Market Funds may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and this prospectus supplemented.

      Securities issued or guaranteed as to principal and interest by the U.S. government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

      Considerations of liquidity and preservation of capital mean that the Money Market Funds may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Money Market Funds will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Money Market Funds will also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Money Market Funds, may result in frequent changes in the Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Money Market Funds do not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

INTEREST RATES

      The value of the fixed income securities in the Funds' portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Money Market Funds' investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

STAND-BY COMMITMENTS

      When the New York Tax-Free Money Market Fund purchases municipal obligations it may also acquire stand-by commitments from banks with respect to such municipal obligations. The Fund also reserves the right, and may in the future, subject to receipt of an exemptive order pursuant to the 1940 Act, acquire stand-by commitments from broker-dealers. There can be no assurance that such an order will be granted. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified municipal obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired for the Fund with respect to a particular municipal obligation held for it.

      The New York Tax-Free Money Market Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in municipal obligations, and to the extent possible New York municipal obligations, while preserving the necessary liquidity to purchase municipal obligations on a "when-issued" basis, to meet unusually large redemptions and to purchase at a later date municipal obligations other than those subject to the stand-by commitment.

      The amount payable to the New York Tax-Free Money Market Fund upon the exercise of a stand-by commitment normally is (1) the acquisition cost of the municipal obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the underlying municipal obligation is valued at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying municipal obligation. Stand-by commitments are valued at zero for purposes of computing the net asset value per share of the Fund.

      The stand-by commitments that the New York Tax-Free Money Market Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the municipal obligations at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and the fact that the maturity of the underlying Municipal Obligation will generally be different from that of the commitment.

TAXABLE SECURITIES

      Although the New York Tax-Free Money Market Fund attempts to invest 100% of its net assets in municipal obligations, the Fund may invest up to 20% of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Funds shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

      In addition, the New York Tax-Free Money Market Fund may temporarily invest more than 20% of its assets in such taxable securities when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for municipal obligations. The kinds of taxable securities in which the Fund's assets may be invested are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), A-1+, A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or F-1+, F-1 or F-2 by Fitch Investors Service, Inc. ("Fitch"); (3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to municipal obligations or other securities which the Funds is permitted to own. The Fund's assets may also be invested in municipal obligations which are subject to an alternative minimum tax.

OBLIGATIONS OF PERSONAL AND BUSINESS CREDIT INSTITUTIONS

      The Money Market Fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in those industries justify any additional risks associated with the concentration of the Fund's assets in those industries. The Money Market Fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to the Adviser's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by the Fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the Fund.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES

      Each Fund may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by the Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices. The Bond, Overseas Equity, and Opportunity Funds have a policy that no more than 25%, 10% and 10%, respectively, of their net assets may be invested in restricted securities which are restricted as to resale, including Rule 144A and Section 4(2) securities.

      The Advisers may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to the Portfolio's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that an Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

HIGH YIELD/HIGH RISK SECURITIES

      As stated in the Prospectus, each Fund (except the Money Market Funds and New York Tax-Free Bond Fund) may invest in lower rated, high-yield, "junk" bonds. These securities are generally rated lower than Baa by Moody's or lower than BBB by S&P. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks that may be associated with lower rated, high-yield bonds include; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower rated, high-yield bonds, each Adviser's research and analyses are important ingredients in the selection of lower rated, high-yield bonds.

      Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of each Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. The Funds do not have any minimum rating criteria applicable to the fixed-income securities in which they invests. A description of the ratings used herein and in the Prospectus is set forth in Appendix C to this Statement of Additional Information.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

      The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisers do not rely solely on credit ratings when selecting securities for the Funds, and each Adviser develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a security held by a Fund, the Fund may retain the security if its Adviser deems it in the best interest of investors.

WARRANTS

      The Equity and Overseas Equity Funds may each invest up to 10% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of the Overseas Equity Fund. Consequently, with respect to the Overseas Equity Fund, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

ZERO COUPON OBLIGATIONS

      The Bond Fund may invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The Bond Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

MORTGAGE-RELATED AND OTHER ASSET BACKED SECURITIES

      The Bond Fund may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.

      There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million 30-year FNMA 9's and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

      Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

      Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

      Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Bond Fund will not purchase mortgage-related securities or other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid.

      Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

      Collateralized Mortgage Obligations ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities --Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

      Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flow and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

      Other Asset-Backed Securities. The Bond Fund may also invest in asset-backed securities unrelated to mortgage loans. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The U.S. Bond Index Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

EURODOLLAR AND YANKEE BANK OBLIGATIONS

      The Bond Fund may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

      As a temporary defensive measure, the Bond Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Bond Fund may not invest in time deposits maturing in more than seven days. The Bond Fund will limit its investment in time deposits maturing from two business days through seven calendar days to 15% of its total assets.

      The Bond Fund will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the "FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Sub-Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Bond Fund.

      The Bond Fund may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described above and in this Statement of Additional Information.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES

      The Bond Fund may purchase and sell securities on a when-issued or firm-commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date. On the settlement date, the market value of the security may be higher or lower than its purchase or sale price under the agreement. If the other party to a when-issued or firm-commitment transaction fails to deliver or pay for the security, the Bond Fund could miss a favorable price or yield opportunity or suffer a loss. The Bond Fund will not earn interest on securities until the settlement date. The Bond Fund will maintain in a segregated account with the custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when-issued basis.

SWAPS, CAPS, FLOORS AND COLLARS

      The Bond Fund may enter into swap contracts and other similar instruments in accordance with its policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Bond Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Bond Fund may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

      The swaps in which the Bond Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

      The Bond Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Bond Fund receiving or paying, as the case may be, only the net amount of the two returns. The Bond Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Bond Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid any potential leveraging. The Bond Fund will not enter into any swap agreement unless the unsecured commercial paper, senior debt or the claims-paying ability of the counterparty is rated AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, rated comparably by another NRSRO or determined by the Sub-Adviser to be of comparable quality.

      Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Bond Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Bond Fund 's risk of loss consists of the net amount of interest payments that the Bond Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Bond Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Bond Portfolio would be less favorable than it would have been if this investment technique were not used.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

      The Trust may, in the future, seek to achieve the investment objective of the Money Market Funds and the New York Tax-Free Bond Fund by investing all of their assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Funds. In such event, the investment advisory contracts for these Funds would be terminated and the administrative services fees paid by the Funds would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Funds and such other investment company will be less than or approximately equal to the expenses which the Funds would incur if the Trust were to continue to retain the services of an investment adviser for the Funds and the assets of the Funds were to continue to be invested directly in portfolio securities.

PORTFOLIO TURNOVER

      The Advisers manage the Retail Funds generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Retail Funds will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Each Adviser engages in portfolio trading for a Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. In managing each Retail Fund's portfolio, the Advisers seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to a Fund, including brokerage commissions, and the realization of capital gains which are taxable to the Fund's shareholders tend to increase as the portfolio turnover increases.

      For the year ended October 31, 1999, the portfolio turnover rate for the Funds were as follows:

FUND                                              ANNUAL TURNOVER RATE
--------------------------------------------------------------------------------
New York Tax-Free Bond Fund                                46.56%
Equity Fund                                                70.85%
Bond Fund                                                 433.26%
Overseas Fund                                              34.26%
Opportunity Fund                                           77.74%


      It is expected that the annual turnover rate for the New York Tax-Free Bond, Bond, Overseas Equity, and Opportunity Funds generally will not exceed 300%, 250%, 40%, and 100%, respectively, in subsequent fiscal years. If a Fund has a portfolio turnover rate of 100% or more, transaction costs incurred by the Fund, and the realized capital gains and losses of the Fund, may be greater than those of a fund with a lesser portfolio turnover rate. See "Portfolio Transactions" and "Tax Matters" below.

PORTFOLIO MANAGEMENT

      New York Tax-Free Bond Fund. The Adviser fully manages the New York Tax-Free Bond Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the Fund's portfolio, the Adviser seeks to maximize the return on the Fund's portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

      (1) shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

      (2) lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

      (3) selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

      (4) changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

      Distributions of gains, if any, realized from the sale of municipal obligations or other securities are subject to regular federal income taxes and New York State and New York City personal income taxes. These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding for the Fund of securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the expectations of changes in interest rates or the evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.

      The Bond Fund. The Adviser's investment strategy for achieving the Bond Fund's investment objective has two basic components: maturity and duration management and value investing.

      Maturity And Duration Management. Maturity and duration management decisions are made in the context of an intermediate maturity orientation. The maturity structure of the Portfolio is adjusted in anticipation of cyclical interest rate changes. Such adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term, secular shifts in the levels of interest rates (i.e., shifts transcending and/or not inherent to the business cycle). Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for the Sub-Adviser's maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

      Value Investing. The second component of the Adviser's investment strategy for the Portfolio is value investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk-and option-adjusted basis. Successful value investing will permit the portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

PORTFOLIO TRANSACTIONS

      Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Funds primarily consists of dealer spreads and underwriting commissions. Under the Investment Company Act of 1940 (the "1940 Act"), persons affiliated with the Funds or the Sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

      The Advisers are primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Allocation of transactions, including their frequency, to various dealers is determined by each Adviser in its best judgment and in a manner deemed to be in the best interest of a Fund's shareholders rather than by any formula. In placing orders for a Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of Fund investments for the Fund with a broker-dealer affiliate of the Adviser.

      An Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, each Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

      The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of an Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to an Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided such Research.

      For the fiscal year ended October 31, 1999, 1998, and 1997, each Fund paid the following aggregate brokerage commissions, all of which for the fiscal years ended October 31, 1999, 1998 and 1997, was paid to broker-dealers that provided "brokerage and research services" to the Fund's Advisers.

                                       FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
FUND                                   ENDED 1999     ENDED 1998     ENDED 1997
--------------------------------------------------------------------------------

New York Tax-Free Bond Fund             $    523       $    N/A      $    N/A
Equity Fund                              352,108        257,952       108,310
Bond Fund*                                 2,371            N/A           N/A
Overseas Equity Fund*                    272,284        246,762       295,571
Opportunity Fund*                        260,109        291,582       316,521


----------
* Portfolio Commissions

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, an Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

      Investment decisions for the Funds and for the other investment advisory clients of an Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clientsat the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in an Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of an Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Advisers believe that the Fund's ability to participate in volume transactions will produce better executions for the Funds.

      Municipal obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of executing portfolio securities transactions for New York Tax-Free Bond Fund primarily consists of dealer spreads and underwriting commissions or concessions. Under the 1940 Act, persons affiliated with the New York Tax-Free Bond Fund or the Distributor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

      Because the Bond Fund invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Bond Fund would not ordinarily pay significant brokerage commissions with respect to securities transactions.

      Specific decisions to purchase or sell securities for the Opportunity Fund are made by employees of the Sub-Adviser who are appointed and supervised by its senior officers. Changes in the Opportunity Fund's investments are reviewed by its Board of Trustees. The Opportunity Fund's portfolio manager or management committee may serve other clients of the Sub-Adviser or any subsidiary of the Sub-Adviser in a similar capacity.

      In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Advisers normally seek to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

      The Trust intends to invest a high proportion of each of the New York Tax-Free Fund's assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining each Fund's investment portfolio in liquid, short-term, high quality municipal obligations, including participation interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term New York municipal obligations.

      Subject to the fundamental policy, the New York Tax-Free Money Market Fund may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). If the Trust invests on behalf of the New York Tax-Free Money Market Fund in taxable securities, such securities will, in the opinion of the Adviser, be of comparable quality and credit risk with the Municipal Obligations described above. See the Statement of Additional Information for a description, including specific rating criteria, of such taxable securities.

      New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further.

      The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

      On November 23, 1999, Standard & Poor's gave New York City's outstanding general obligation bonds a rating of A-.

      For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

                             INVESTMENT RESTRICTIONS

      The Trust has adopted the following investment restrictions with respect to the Funds which may not be changed without approval by holders of a "majority of the outstanding shares" of the Funds, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Funds present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Funds are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Funds. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

MONEY MARKET FUND

      The Trust, on behalf of the Fund, may not:

      (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

      (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      (5) purchase or sell real estate (including limited interests but excluding securities secured by real estate interests therein), interests in oil, gas or mineral leases, or commodity contracts in the ordinary course of business the Trust reserves the freedom of action to hold and to sell for the real estate acquired as a result of its ownership of securities);

      (6) concentrate its investments in any particular industry except for obligations of the U.S. Government and domestic banks), but it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at value at the time of each investment) may be invested in any one;

      (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

      (8) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      (9) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

      (10) invest for the purpose of exercising control or management;

      (11) purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause (11), securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

      (12) taken together with any investments described in clause (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      (13) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      (14) write, purchase or sell any put or call option or any combination thereof;

      (15) taken together with any investments described in clause (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

      (16) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

      (17) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

      Non-Fundamental Restriction. The Money Market Fund will not as a matter of operating policy invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

U.S. GOVERNMENT MONEY MARKET FUND

      The Trust, on behalf of the Fund, may not:

      (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

      (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      (6) concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

      (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

      (8) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      (9) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

      (10) invest for the purpose of exercising control or management;

      (11) purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause (11), securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

      (12) taken together with any investments described in clause (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      (13) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      (14) write, purchase or sell any put or call option or any combination thereof;

      (15) taken together with any investments described in clause (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

      (16) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

      (17) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

      Non-Fundamental Restriction. The U.S. Government Money Market Fund will not as a matter of operating policy invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

NEW YORK TAX-FREE MONEY MARKET FUND

      The Trust, on behalf of the Fund, may not:

      (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

      (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

      (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction
(4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

      (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

      (8) write, purchase or sell any put or call option or any combination thereof;

      (9) invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; and

      (10) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

      For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

      Non-Fundamental Restrictions. The Trust on behalf of the Fund does not, as a matter of operating policy: (i) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value), (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust shall not purchase securities issued by any open-end investment company, (vi) invest more than 10% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days, (vii) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, (viii) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, or
(ix) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval.

      For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

NEW YORK TAX-FREE BOND FUND

As a matter of fundamental policy, the Fund may not:

      (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction; for additional related restrictions, see clause (i) under the caption "Other Restrictions" below;

      (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of Futures Contracts may be made;

      (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

      (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that positions in Futures

Contracts shall not be subject to this Investment Restriction and except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

      (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above, and provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this Investment Restriction;

      (8) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchase, ownership, holding or sale of Futures Contracts;

      (9) invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

      (10) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; or

      (11) purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

      For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

      Non-Fundamental Investment Policies. New York Tax-Free Bond Fund does not, as a matter of operating policy:

      (1) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value));

      (2) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value) provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction;

      (3) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      (4) invest for the purpose of exercising control or management;

      (5) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation, provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust shall not purchase securities issued by any open-end investment company;

      (6) invest more than 15% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days;

      (7) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class, and all preferred stock of an issuer shall be deemed a single class, except that Futures Contracts shall not be subject to this Investment Restriction,

      (8) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation; or

      (9) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

      These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval in response to changes in the various state and federal requirements.

      For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

EQUITY FUND

As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets (other than assets which are not "investment securities" as defined in the 1940
Act) in an open-end investment company with substantially the same investment objectives):

      (1) invest in physical commodities or contracts on physical commodities;

      (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      (3) make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Fund's investment objective and policies;

      (4) borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Fund maintains asset coverage of at least 300% for all such borrowings;

      (5) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities);

      (6) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Fund adopts a temporary defensive position;

      (7) issue senior securities, except as permitted under the 1940 Act;

      (8) with respect to 75% of its assets, the Fund will not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets taken at market value would be invested in the securities of any single issuer; and

      (9) with respect to 75% of its assets, the Fund will not purchase a security if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any issuer.

      Non-Fundamental Investment Policies. The Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Fund will not:

      (1) borrow money, except that the Fund may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Fund may not purchase any security while outstanding borrowings exceed 5% of net assets;

      (2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

      (3) purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

      (4) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      (5) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Trust to be liquid);

      (6) invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      (7) invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

      (8) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      (9) invest for the purpose of exercising control over management of any company;

      (10) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Fund shall not invest in the shares of any open-end investment company unless (a) the Sub-Adviser waives any investment advisory fees with respect to such assets, and
(b) the Fund pays no sales charge in connection with the investment;

      (11) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      (12) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases; and

      (13) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the put determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the

Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it as sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

      (14) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

BOND FUND

      As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objectives):

      (1) invest in physical commodities or contracts on physical commodities;

      (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

      (4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

      (5) with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      (6) underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      (7) acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

      (8) borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

      (9) issue senior securities, except as permitted under the 1940 Act.

      In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

      Non-Fundamental Investment Policies. The Fund is also subject to the following restrictions which may be changed by its Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the assets of the Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Fund will not:

      (1) borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      (2) invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

      (3) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets (included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York Stock Exchange, the American Stock Exchange or an exchange with comparable listing requirements; warrants attached to securities are not subject to this limitation);

      (4) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

      (5) purchase or retain securities of an issuer if those officers and Trustees of the Portfolio Trust or the Manager or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

      (6) pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

      (7) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

      (8) invest more than 25% of its assets in Restricted Securities (including Rule 144A Securities);

      (9) invest for the purpose of exercising control over management of any company;

      (10) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

      (11) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      (12) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

OVERSEAS EQUITY FUND

      As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

      (1) invest in physical commodities or contracts on physical commodities:

      (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      (3) make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Fund's investment objective and policies;

      (4) borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

      (5) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

      (6) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Fund adopts a temporary defensive position;

      (7) issue senior securities, except as permitted under the 1940 Act;

      (8) with respect to 75% of its assets, the Fund will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

      (9) with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

      Non-Fundamental Investment Policies. The Portfolio and the Fund are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Portfolio
(Fund) will not:

      (1) borrow money, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      (2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

      (3) purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

      (4) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      (5) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

      (6) invest more than 10% of the Portfolio's (Fund's) assets in Restricted Securities (including Rule 144A securities);

      (7) invest for the purpose of exercising control over management of any company;

      (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

      (9) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      (10) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

      (11) purchase or retain securities of an issuer of those officers and Trustees of the Portfolio Trust or the Manager or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

OPPORTUNITY FUND

      As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objective):

      (1) borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

      (2) underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      (3) make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

      (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

      (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

      (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

      (7) with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

      Non-Fundamental Investment Policies. The Portfolio and the Fund are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objective). As a matter of non-fundamental policy, the Portfolio
(Fund) will not:

      (1) borrow money (including from a bank or through reverse repurchase agreements or forward roll transactions involving mortgage backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

      (2) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

      (3) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

      (4) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      (5) invest for the purpose of exercising control or management;

      (6) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; provided further that, except in the case of a merger or consolidation, the Portfolio shall not purchase any securities of any open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

      (7) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

      (8) invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in (a) securities that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      (9) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      (10) with respect to 75% of the Portfolio's (Fund's) total assets, purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      (11) invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio
(Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange;

      (12) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

      (13) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

      (14) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and
(c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

PERCENTAGE AND RATING RESTRICTIONS

      If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Funds or a later change in the rating of a security held by the Funds is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in a Money Market Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Funds' net assets invested in illiquid securities to 10% or less. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Corporation may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

      Subsequent to its purchase by the New York Tax-Free Funds, a rated municipal obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Funds. Neither event requires sale of such municipal obligation by the Trust (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Trust should continue to hold the municipal obligation on behalf of the Fund. To the extent that the ratings given to the municipal obligations or other securities held by the New York Tax-Free Funds are altered due to changes in either the Moody's, Standard & Poor's or Fitch's ratings systems (see "Description of Ratings" in Appendix C to the Prospectus for an explanation of Standard & Poor's, Moody's and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain municipal obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any municipal obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the municipal obligations are of "high quality" (i.e., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Trust requires that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

                             PERFORMANCE INFORMATION

      From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate a Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission.

      Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

           a-b      6

      YIELD = 2[(-- + 1) - 1]

           cd

      where

      a =  dividends and interest earned during the period,

      b =  expenses accrued for the period (net of reimbursements),

      c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

      d =  the maximum offering price per share on the last day of the period.

      For the period ended December 31, 1999, the 30-day yield of the Money Market Funds was as follows:

      Fund                                           Class A      Class B     Class C     Class D     Class Y
      -------------------------------------------------------------------------------------------------------
      Money Market Fund                               5.215%         N/A         N/A       5.373%      5.611%
      U.S. Government Money Market Fund               4.797%       4.176%        N/A       4.953%      5.215%
      New York Tax-Free Money Market Fund             3.016%         N/A         N/A       3.170%      3.428%

      Any "tax equivalent yield" quotation for the New York Tax-Free Money Market Fund is calculated as follows: if the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt. For the period ended December 31, 1999, the tax equivalent yield of the New York Tax-Free Money Market Fund (assuming a 39.6% tax rate) was 4.99% for Class A Shares, 5.25% for Class D Shares and 5.68% for Class Y Shares.

      Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

                           Class A              Class B                   Class C             Class D               Class Y
------------------------------------------------------------------------------------------------------------------------------------
                       1999       Since      1999       Since      1999       Since      1999       Since       1999       Since
Fund                           Inception(1)          Inception(2)          Inception(3)          Inception(4)           Inception(5)
Money Market Fund        N/A      4.42%        N/A       N/A         N/A       N/A        N/A       2.69%        N/A     4.76%
U.S. Government
Money Market Fund       4.24%     4.67%       3.54%     3.60%        N/A       N/A        N/A       2.53%       4.57%    4.77%
New York Tax-Free
Money Market Fund       2.36%     3.31%        N/A      1.24%        N/A       N/A        N/A       1.50%       2.70%    1.03%
New York Tax-Free
Bond Fund              (3.62%)    5.11%      (4.30%)   (0.11%)     (4.10%)   (4.10%)      N/A        N/A       (3.45%)   5.27%
Equity Fund            20.23%    21.16%      19.32%    18.36%      19.05%    19.05%       N/A        N/A       20.59%   21.39%
Bond Fund               0.68%     7.32%      (0.01%)    1.55%       0.11%     0.11%       N/A        N/A        1.01%    7.67%
Overseas Equity Fund   45.41%    16.26%      44.25%    23.05%      41.84%    41.84%       N/A        N/A       46.92%   17.53%
Opportunity Fund       23.80%    12.98%      22.93%    10.23%      21.00%    21.00%       N/A        N/A       24.63%   16.34%

----------
(1) Money Market Fund - November 13, 1998; U.S. Government Money Market Fund - May 3, 1990 -; New York Tax-Free Money Market Fund - November 17, 1994; New York Tax-Free Bond Fund May 1, 1995; Equity Fund - August 1, 1995; Bond Fund - August 26, 1996; Overseas Equity Fund - August 26, 1996; Opportunity Fund - September 23, 1996.

(2) Money Market Fund - N/A; U.S. Government Money Market Fund - February 2, 1998 -; New York Tax-Free Money Market Fund - April 29, 1998; New York Tax-Free Bond Fund January 6, 1998; Equity Fund - January 6, 1998; Bond Fund - January 6, 1998; Overseas Equity Fund - January 6, 1998; Opportunity Fund - January 6, 1998.

(3) Money Market Fund - N/A; U.S. Government Money Market Fund - N/A; New York Tax-Free Money Market Fund - N/A; New York Tax-Free Bond Fund November 4, 1998; Equity Fund - November 4, 1998; Bond Fund - November 4, 1998; Overseas Equity Fund - November 4, 1998;
      Opportunity Fund - November 4, 1998.

(4) Money Market Fund - April 1, 1999; U.S. Government Money Market Fund - April 1, 1999; New York Tax-Free Money Market Fund April 1, 1999.

(5) Money Market Fund - November 12, 1998; U.S. Government Money Market Fund - July 1, 1996; New York Tax-Free Money Market Fund July 1, 1996; New York Tax-Free Bond Fund - July 1, 1996; Equity Fund - July 1, 1996; Bond Fund - January 9, 1995; Overseas Equity Fund - January 9, 1995; Opportunity Fund
      - September 3, 1996.

      Had the sales charge been in effect during the relevant periods, the annual total return for the year ended October 31, 1999 would have been:

                           Class A                Class B                Class C               Class D             Class Y
-------------------------------------------------------------------------------------------------------------------------------
                       1999      Since       1999      Since       1999        Since       1999      Since    1999       Since
Fund                          Inception(1)          Inception(2)            Inception(3)         Inception(4)         Inception(5)
Money Market Fund        N/A      4.42%       N/A       N/A         N/A         N/A         N/A      2.69%      N/A      4.76%

U.S. Government
Money Market Fund       4.24%     4.67%      3.54%     3.60%        N/A         N/A         N/A      2.53%     4.57%

New York Tax-Free
Money Market Fund       2.36%     3.31%       N/A      1.24%        N/A         N/A         N/A      1.50%     2.70%     1.03%

New York Tax-Free
Bond Fund              (6.28%)    4.47%     (7.06%)   (2.06%)     (5.03%)     (5.03%)       N/A       N/A     (3.45%)    5.27%

Equity Fund            16.06%    20.16%     15.32%    16.92%      18.05%      18.05%        N/A       N/A     20.59%    21.39%

Bond Fund              (2.12%)    6.70%     (2.80%)    0.55%      (0.82%)     (0.82%)       N/A       N/A      1.01%     7.67%

Overseas Equity Fund   40.34%    15.40%     40.25%    21.65%      40.84%      40.84%        N/A       N/A     46.92%    17.53%

Opportunity Fund       19.48%    11.70%     18.93%     8.96%      20.00%      20.00%        N/A       N/A     24.63%    16.34%

(1) Money Market Fund - November 13, 1998; U.S. Government Money Market Fund - May 3, 1990 -; New York Tax-Free Money Market Fund - November 17, 1994; New York Tax-Free Bond Fund May 1, 1995; Equity Fund - August 1, 1995; Bond Fund - August 26, 1996; Overseas Equity Fund - August 26, 1996; Opportunity Fund - September 23, 1996.

(2) Money Market Fund - N/A; U.S. Government Money Market Fund - N/A; New York Tax-Free Money Market Fund - N/A; New York Tax-Free Bond
      Fund January 6, 1998; Equity Fund - January 6, 1998; Bond
      Fund - January 6, 1998; Overseas Equity Fund - January 6, 1998; Opportunity Fund - January 6, 1998.

(3) Money Market Fund - N/A; U.S. Government Money Market Fund - N/A; New York Tax-Free Money Market Fund - N/A; New York Tax-Free Bond Fund November 4, 1998; Equity Fund - November 4, 1998; Bond Fund - November 4, 1998; Overseas Equity Fund - November 4, 1998;
      Opportunity Fund - November 4, 1998.

(4) Money Market Fund - April 1, 1999; U.S. Government Money Market Fund - April 1, 1999; New York Tax-Free Money Market Fund April 1, 1999.

(5) Money Market Fund - November 12, 1998; U.S. Government Money Market Fund - July 1, 1996; New York Tax-Free Money Market Fund July 1, 1996; New York Tax-Free Bond Fund - July 1, 1996; Equity Fund - July 1, 1996; Bond Fund - January 9, 1995; Overseas Equity Fund - January 9, 1995; Opportunity Fund
      - September 3, 1996.

      Any "tax equivalent total rate of return" quotation for the New York Tax-Free Money Market Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt. Assuming a 39.6% tax rate, the tax equivalent total rate of return and the tax equivalent average annual total rate of return shares of the New York Tax-Free Money Market Fund was as follows:

New York Tax-Free
Money Market Fund            Class A               Class B              Class C               Class D              Class Y
--------------------------------------------------------------------------------------------------------------------------------
                                 Since       1999      Since                Since                 Since      1999     Since
                        1999   Inception(1)         Inception(2)   1999   Inception(3)  1999   Inception(4)         Inception(5)
Tax Equivalent          3.90%     5.48%       N/A      2.05%       N/A       N/A         N/A     2.48%       4.47%     1.71%
Total Rate of Return


      (1)   November 17, 1994.

      (2)   April 29, 1998.

      (3)   November 9, 1998.

      (4)   April 1, 1999.

      (5)   July 1, 1996.


      Since these yield and effective yield quotations are based on historical earnings and reflect only the performance of a hypothetical investment in the Funds during the particular time period on which the calculations are based, and since a Funds' yield and effective yield fluctuate from day to day, these quotations should not be considered as an indication or representation of a Funds' yield or effective yield, if applicable, in the future. Any performance information should be considered in light of a Funds' investment objective and policies, characteristics and quality of the Funds' portfolio and the market quotations during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

      Performance information for the Funds may be compared, in reports and promotional literature, to: (i) unmanaged indices, including, but not limited to the S&P 500 Stock Index, Australia and Far East Index, or Salomon Bond Index, as may be appropriate for each Fund. so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of a Funds varies based on the type, quality and maturities of the obligations held for the Funds, fluctuations in short-term interest rates, and changes in the expenses of the Funds. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Funds to yields published for other investment companies or other investment vehicles.

      A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Funds, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Funds through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder

Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Funds for those investors.

      Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

      The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

 NAME AND ADDRESS                       POSITION WITH THE TRUST        PRINCIPAL OCCUPATIONS
------------------------------------------------------------------------------------------------------------------
FREDERICK C. CHEN                      Trustee                        Management Consultant
126 Butternut Hollow Road,
Greenwich, Connecticut 06830

LARRY M. ROBBINS                       Trustee                        Director for the Center of Teaching and
University of Pennsylvania                                            Learning, University of Pennsylvania.
College of Arts & Sciences
120 Logan Hall
Philadelphia, PA  19104

ALAN S. PARSOW                         Trustee                        General Partner of Parsow Partnership, Ltd.
2222 Skyline Drive                                                    (investments).
Elkhorn, NE  68022

Michael Seely                          Trustee                        President of Investor Access Corporation
475 Lexington Avenue                                                  (investor relations consulting firm).
New York, New York 10017 -

LESLIE E. BAINS                        Trustee                        Senior Executive Vice President, HSBC Bank
                                                                      USA, 1990-present; Senior Vice President,
                                                                      The Chase Manhattan Bank, N.A., 1980-1990.

WALTER B. GRIMM*                       President and Secretary        Employee of BISYS Fund Services, Inc.,
                                                                      June, 1992 to present; prior to

 NAME AND ADDRESS                       POSITION WITH THE TRUST        PRINCIPAL OCCUPATIONS
------------------------------------------------------------------------------------------------------------------
                                                                      June, 1992 President of Leigh Investments
                                                                      Consulting (investment firm).

ANTHONY J. FISCHER*                    Vice President                 Employee of BISYS Fund Services, Inc.,
                                                                      April, 1998 to present; Employee of SEI
                                                                      Investments and Merrill Lynch prior to
                                                                      April 1998.

SUE A. WALTERS*                        Vice President                 Employee of BISYS Fund Services, Inc., July
                                                                      1990 to present.

NADEEM YOUSAF*                         Treasurer                      Employee of BISYS Fund Services, Inc.,
                                                                      August 1999 to present; Director, IBT,
                                                                      Canadian Operations, May 1995 to March
                                                                      1997; Assistant Manager, PriceWaterhouse,
                                                                      1994 to May 1995.

LISA M. HURLEY*                        Secretary                      Senior Vice President and General Counsel
                                                                      of BISYS Fund Services, May 1998 to
                                                                      present; General Counsel of Moore Capital
                                                                      Management, Inc.; October 1993 to May 1996,
                                                                      Senior Vice President and General Counsel
                                                                      of Northstar Investment Management
                                                                      Corporation.

ALAINA METZ*                           Assistant Secretary            Chief Administrator, Administrative and
                                                                      Regulatory Services, BISYS Fund Services,
                                                                      Inc., June 1995 to present; Supervisor,
                                                                      Mutual Fund Legal Department, Alliance
                                                                      Capital Management, May 1989 to June 1995.

*Messrs. Grimm, Fischer and Yousaf and Mss. Walters, Hurley, and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE

                                                  AGGREGATE COMPENSATION FROM:
-------------------------------------------------------------------------------------------------------------------------------
                           U.S.      New York                                                                          Total
             Money      Government    Money         New York                              Overseas                 Compensation
            Market        Money       Market        Tax-Free    Equity        Bond         Equity    Opportunity     from Fund
Trustee      Fund      Market Fund     Fund       Bond Fund(1)  Fund(1)      Fund(1)       Fund(1)      Fund(1)      Complex(1)
-------------------------------------------------------------------------------------------------------------------------------
Frederick    $481        $4,002        $540          $ 98        $ 839        $ 930         $ 851       $ 1,102      $ 9,600
C. Chen

Alan S.       481         4,002         652            98          839          930           851         1,102        9,600
Parsow

Larry M.      581         4,834         540           118        1,014        1,124         1,028         1,332       11,600
Robbins

Michael       481         4,002         540            98          839          930           851         1,102        9,600
Seely

(1) The compensation table above reflects the fees received by the Trustees from the Fund Complex for the year ended October 31, 1999. For the fiscal year ended October 31, 1999, the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust received from the Fund Complex an annual retainer of $3,600 and a fee of $1,500 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins received an annual retainer of $4,600 and a fee of $1,725 for each meeting attended. The Fund Complex includes the Trust, Republic Advisor Funds Trust, the Portfolio Trust, offshore feeders into the Portfolio Trust, and three stand-alone offshore funds. The fees paid by the Fund Complex are allocated pro rata among the Funds based upon the net assets of each Fund.

      As of February 7, 2000, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds.

      The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions as officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

      HSBC is the investment adviser to the Money Market Funds and the New York Tax-Free Bond Fund and is the investment manager for the Equity, Bond, Overseas Equity and Opportunity Funds. For the advisory and management services it provides to the Funds, HSBC receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Funds as follows:

Fund                                                       Fee
--------------------------------------------------------------------------------
Money Market Fund                                         0.20%
U.S. Government Money Market Fund                         0.20%
New York Tax-Free Money Market Fund                       0.15%
New York Tax-Free Bond Fund                               0.25%
Equity Fund                                               0.45%
Bond Fund                                                 0.40%
Overseas Equity Fund                                      0.69%
Opportunity Fund                                          0.86%


For the fiscal years ended October 31, 1999, 1998 and 1997, the aggregate amount of advisory fees paid by each operational Fund was as follows:

Fund                                        1999            1998          1997
--------------------------------------------------------------------------------
Money Market Fund                       $  572,518      $       N/A     $    N/A
U.S. Government Money Market Fund        2,654,142       11,435,571      734,759
New York Tax-Free Money Market Fund        255,958          217,204      147,161
New York Tax-Free Bond Fund                 77,672           75,805       55,654
Equity Fund                              1,225,897          331,506       94,389
Bond Fund                                  734,220          350,214      276,784
Overseas Equity Fund                     1,762,032          562,443      466,480
Opportunity Fund                         1,908,984          517,892      429,442


For the fiscal years ended October 31, 1999, 1998 and 1997 HSBC waived advisory fees as follows:

Fund                                        1999           1998       1997
--------------------------------------------------------------------------------
Money Market Fund                         $198,112      $    N/A    $    N/A
U.S. Government Money Market Fund                0       767,275     367,379
New York Tax-Free Money Market Fund              0       116,131     101,227
New York Tax-Free Bond Fund                 77,672        65,782      55,654
Equity Fund                                      0             0      30,089
Bond Fund                                   82,181             0           0
Overseas Equity Fund                        42,632             0     466,480
Opportunity Fund                            54,437        59,125     429,442


      The Investment Advisory Management Contracts (each a "Contract") will continue in effect with respect to each Fund, as applicable, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and
(ii) by a majority of the Trustees who are not parties to the Contract or "interested persons" (as defined in the 1940 Act) of any such party. Each Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned. Each Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.

      HSBC is a wholly owned subsidiary of HSBC USA, Inc. ("HSBC USA"), a registered bank holding company. No securities or instruments issued by HSBC USA or HSBC will be purchased for a Fund.

      HSBC and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. HSBC and its affiliates deal, trade and invest for their own accounts in U.S. Government and Municipal obligations and are dealers of various types of U.S. Government and Municipal obligations. HSBC and its affiliates may sell U.S. Government and Municipal obligations to, and purchase them from, other investment companies sponsored by BISYS Fund Services. There is no restriction on the amount or type of U.S. Government or Municipal obligations available to be purchased for the Funds.

      HSBC complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. HSBC, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, HSBC, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities. HSBC has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of HSBC or in the possession of any affiliate of HSBC.

      The investment advisory services of HSBC to the Fund are not exclusive under the terms of the Investment Management Contract. HSBC is free to and does render investment advisory services to others.

      Pursuant to a license agreement between the Trust and Republic dated October 6, 1994, the Trust may continue to use in its name "Republic" only if Republic does not request that the Trust change its name to eliminate all reference to "Republic" upon the expiration or earlier termination of any investment advisory agreement between the Trust and Republic.

BOND FUND SUB-ADVISER

      Miller Anderson & Sherrerd ("MAS"), as the Fund's Sub-Adviser, is responsible for the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by MAS or HSBC in its discretion. See "Portfolio Transactions." MAS also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

      For its services, MAS receives from the Fund a fee, computed daily and based on the Fund's average daily net assets, equal on an annual basis to 0.375% on net assets up to $50 million, 0.25% on net assets over $50 million and up to $95 million, $300,000 on net assets over $95 million and up to $150 million, 0.20% on net assets over $150 million and up to $250 million, and 0.15% on net assets over $250 million.


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

      For the fiscal years ended October 1997, 1998 and 1999 advisory fees paid to MAS aggregated $276,784, $350,214, and $378,414, respectively.

      The investment advisory services of MAS are not exclusive under the terms of the Advisory Agreement. MAS is free to and does render investment advisory services to others.

EQUITY FUND SUB-ADVISER

      Alliance and Brinson, as the Fund's Sub-Advisers, are responsible for the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Advisers in their discretion. See "Portfolio Transactions." Each Sub-Adviser also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund. Prior to January 1, 1997, a different investment management firm served as the Fund's adviser.

      For its services, each Sub-Adviser receives from the Fund a fee, computed daily and based on the Fund's average daily net assets allocated to the Adviser for management, at the annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets in excess of $200 million.

      For the fiscal years ended October 31, 1997, 1998 and 1999 the advisory fees paid to the Sub-Advisers aggregated $171,691, $570,936, and $793,461 respectively. Alliance is a Delaware limited partnership.

      Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and conducts no other active business. Units representing assignment of beneficial ownership of limited partnership interests of Alliance are publicly traded on the New York Stock Exchange. As of September 30, 1997, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57% of the outstanding units of Alliance. ACMC, ECMC, and ACMC, Inc. are wholly owned subsidiaries of Equitable. Equitable, a New York life insurance company, is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ("ECI"), whose shares are publicly traded on the New York Stock Exchange. As of March 1, 1996, AXA, a French insurance holding company, owned 59% of the issued and outstanding shares of the common stock of ECI.

      Brinson is an indirect wholly owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. On December 8, 1997, Swiss Bank announced its intention to merge with Union Bank of Switzerland. Subject to shareholder approval, the merger is scheduled to occur during the second quarter of 1998.

      The investment advisory services of each Sub-Adviser are not exclusive under the terms of its advisory Agreement with HSBC. Each Adviser is free to and does render investment advisory services to others.

OVERSEAS EQUITY FUND SUB-ADVISER

      CGTC, as the Fund's Sub-Adviser, is responsible for the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by CGTC or HSBC in its discretion. See "Portfolio Transactions." CGTC also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

      For its services, CGTC receives from the Fund a fee, computed daily and based on the Fund's average daily net assets, at the annual rate of 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets in excess of $250 million.

      For the fiscal years ended October 31, 1997, 1998 and 1999, advisory fees paid to CGTC aggregated $893,016, $1,057,392, and $1,142,568, respectively.

      The investment advisory services of CGTC are not exclusive under the terms of the Advisory Agreement. CGTC is free to and does render investment advisory services to others.

OPPORTUNITY FUND SUB-ADVISER

      MFS Institutional Advisers, Inc., ("MFS") as the Opportunity Fund's Sub-Adviser, is responsible for the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Adviser or HSBC in their discretion. See "Portfolio Transactions." The Sub-Adviser also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

      The Adviser, together with its parent company, MFS, and their predecessor organizations, has a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada. The Prospectus contains information with respect to the management of the Sub-Adviser and other investment companies for which the Adviser or MFS serve as investment adviser.

      For its services, the Adviser receives from the Fund a fee, computed daily and based on the Fund's average daily net assets, equal on an annual basis to 0.75% of assets up to $50 million and 0.60% of assets in excess of $50 million.

      For the fiscal years ended October 31, 1997, 1998 and 1999, advisory fees paid to MFS aggregated $1,104,635, $1,346,644, and $1,334,611, respectively.

      The investment advisory services of the Sub-Adviser are not exclusive under the terms of the Advisory Agreement. The Sub-Adviser is free to and does render investment advisory services to others.

DISTRIBUTION PLANS -- CLASS A, CLASS B, CLASS C, AND CLASS D SHARES ONLY

      Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), Class C Shares (the "Class C Plan"), and Class D (the "Class D Plan") of the Funds, as applicable. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons"

(as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

      For the fiscal years ended October 31, 1999, 1998 and 1997 the Funds paid the following expenses pursuant to the Distribution Plan:

               Fund                           1999        1998       1997
---------------------------------------------------------------------------
Money Market Fund                            $    0      $   N/A    $   N/A
U.S. Government Money Market Fund               483          N/A        N/A
New York Tax-Free Money Market Fund               0          N/A        N/A
New York Tax-Free Bond Fund                   2,442       48,348     34,933
Equity Fund                                   9,755       49,405     16,940
Bond Fund                                     1,942       12,616      2,342
Overseas Equity Fund                            184       13,468      3,409
Opportunity Fund                              2,875       31,446     13,817


THE DISTRIBUTOR AND SPONSOR

      BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Funds under a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly owned subsidiary of BISYS Group, Inc.

      The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. None of the aforementioned compensation is paid by the Fund or its Shareholders.

      Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Funds monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Funds and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plan, the amount of their reimbursement from the Funds may not exceed on an annual basis 0.25% of the average daily net assets of the Funds represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Funds' average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of the Funds' average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class D Plan, the amount of their reimbursement from the Funds may not exceed on an annual basis 0.25% of the average daily net assets of the Funds represented by Class D Shares outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

      Any payment by the Distributor or reimbursement of the Distributor from the Funds made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Funds is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

ADMINISTRATIVE SERVICES PLAN

      The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, Class D Shares or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

ADMINISTRATOR

      Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Funds, including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates.

      For these services and facilities, BISYS receives from the Money Market Funds fees payable monthly at an annual rate equal to 0.10% of the first $1 billion of the Funds' average daily net assets, 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion. For its services to the Retail Funds, BISYS receives from the Fund fees payable monthly equal on an annual basis (for the Fund's then-current fiscal year) to 0.05% of the Fund's average daily net assets up to $1 billion; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion. For providing similar services to the Portfolio, BISYS receives from the Portfolio fees payable monthly equal on an annual basis (for the Portfolio's then-current fiscal year) to 0.05% of the first $1 billion of the Portfolio's average daily net assets; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion.

      The Administration Agreement will remain in effect until March 31, 2000, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

      For the fiscal years ended October 31, 1999, 1998, and 1997 the Funds accrued the following administration fees:

             Fund                             1999                          1998                         1997
----------------------------------------------------------------------------------------------------------------------
                                  Fund             Portfolio       Fund           Portfolio      Fund          Portfolio
Money Market Fund                 $  239,621       $   N/A         $    N/A       $   N/A        $    N/A      $   N/A

U.S. Government Money Market       1,252,676           N/A          368,176           N/A         853,391          N/A
Fund

New York Tax-Free Money Market       155,752           N/A          144,706           N/A          98,117          N/A
Fund

New York Tax-Free Bond Fund           26,007           N/A           30,139           N/A          22,290          N/A

Equity Fund                          254,825           N/A          189,432           N/A          53,385          N/A

Bond Fund                              2,463        87,775            2,275        72,228             477       46,181

Overseas Equity Fund                   3,417       113,851            2,668       112,489             682       93,296

Opportunity Fund                       6,405       100,277            6,072       106,179           2,763       85,889

TRANSFER AGENT

      The Trust has entered into Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Funds (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Funds. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN AND FUND ACCOUNTING AGENT

      Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Funds' assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Funds' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Funds. Securities held for the Funds may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Funds or decide which securities will be purchased or sold for the Funds. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust. BISYS serves as the fund accounting agent for the Portfolio.

SHAREHOLDER SERVICING AGENTS

      The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D and Class Y Shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Funds' shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A, Class B Shares, Class C, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Funds for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

      The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds with respect to those accounts.

FEDERAL BANKING LAW

      The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC believes that it possesses the legal authority to perform the services for the Fund contemplated by the Prospectus, this SAI, and the Investment Advisory Agreement without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that the Funds be liquidated.

EXPENSES

      Except for the expenses paid by the Adviser and the Distributor, the Funds bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Funds expense or a Trust expense. Trust expenses directly related to the Funds are charged to the Funds; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Funds.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of each share of each class of the Funds is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

      Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

      Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Fund's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Portfolio Trust. The Sub-Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

      In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

      Interest income on long-term obligations in a Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

      The accounting records of each Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

      The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: Type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

      To the extent that a Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Sub-Advisers will value such securities based upon all relevant factors as outlined in FRR 1.

      Subject to the Trust's compliance with applicable regulations, the Trust on behalf of a Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities from a Portfolio (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from a Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

      The Trust uses the amortized cost method to determine the value of the Money Market Funds' portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Funds shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

      Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Funds' dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Funds calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

      An investor may purchase shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares of the Money Market Funds by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

      Class A Shares, Class D Shares and Class Y Shares of the Money Market Funds and are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a Shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Funds are Republic and its affiliates.

      Class B Shares and Class C Shares of the Money Market Funds are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares, respectively, of the Funds. Although Class B Shares and Class C Shares of the Funds are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Funds, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.

      Purchases of Class A Shares, Class D Shares and Class Y Shares of the Money Market Funds are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, New York time, on any Funds Business Day. Purchases of Class A Shares, Class B Shares and Class C Shares of the Retail Funds are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Funds to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.

      While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Funds. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Funds but which do not pay some or all of such fees from their assets may offer a higher yield.

      All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

EXCHANGE PRIVILEGE

      By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Money Market Funds may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies: Republic U.S. Government Money Market Fund, Republic Bond Fund, Republic Overseas Equity Fund, Republic Opportunity Fund, Republic New York Tax-Free Bond Fund, Republic New York Tax-Free Money Market Fund, Republic Equity Fund, and such other Republic Funds or other registered investment companies for which Republic serves as investment adviser as Republic may determine (the "Republic Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

      An investor will receive Class A Shares of the Money Market Funds in exchange for Class A shares of the Republic Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a Republic Fund. Class B Shares, Class C Shares and Class Y Shares may be exchanged for shares of the same class of one or more of the Republic Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Funds' Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Funds Investor Shares for Investor shares of one or more Republic Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A and Class D Shares of the Funds who are shareholders as of December 31, 1997 will be grandfathered with respect to the Republic Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Class D Shares of the Funds. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other Republic Funds, which may produce a gain or loss for tax purposes.

      The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Funds and consider the differences in investment objectives and policies before making any exchange.

      An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

AUTOMATIC INVESTMENT PLAN

      The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

      For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

      The Funds' shares (except Class B Shares, Class C Shares and Class Y Shares of the Money Market Funds) are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Funds are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and securities brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from each Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

      Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds' custodian bank by following the procedures described above.

      For further information on how to direct a securities broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent.

                                  SALES CHARGES

CLASS A SHARES

      The public offering price of the Class A Shares of the Bond and New York Tax-Free Bond Funds (the "Income Funds"), and the Equity, Overseas Equity, and Opportunity Funds (the "Equity Funds") equals net asset value plus the applicable sales charge. BISYS receives this sales charge as distributor and may reallow it as dealer discounts and brokerage commissions as follows:

                                             RETAIL INCOME FUNDS
                                              SALES CHARGE AS:
                                  ---------------------------------------

                                                                                  Discount to
    Size of Transaction at         % Of Offering Price    % Of net Amount      Selected Dealers
        Offering Price                                        Invested        as a Percentage of
                                                                                Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000                         2.75%                2.83%                 3.00%
$50,000 but less than $100,000            1.75%                1.79%                 2.00%
$100,000 but less than $250,000           1.25%                1.27%                 1.15%
$250,000 but less than $500,000           1.00%                1.01%                 0.75%
$500,000 and over                         0.00%                0.00%                 0.00%

                                             RETAIL EQUITY FUNDS
                                              SALES CHARGE AS:
                                  ---------------------------------------

                                                                                  Discount to
    Size of Transaction at         % Of Offering Price    % Of net Amount      Selected Dealers
        Offering Price                                        Invested        as a Percentage of
                                                                                Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000                         3.50%                3.63%                 3.00%
$50,000 but less than $100,000            2.50%                2.56%                 2.00%
$100,000 but less than $250,000           1.50%                1.52%                 1.15%
$250,000 but less than $500,000           1.00%                1.01%                 0.75%
$500,000 and over                         0.00%                0.00%                 0.00%

An investor may obtain reduced sales charges on Class A Shares under the circumstances described below under "Reduced Sales Charges -- Class A Shares."

EXISTING SHAREHOLDERS. Shareholders of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the Fund and will be exempt from paying sales charges on future purchases of Class A Shares of the Funds.

REDUCED SALES CHARGES--CLASS A SHARES. Customers of HSBC and its affiliates meeting certain criteria may purchase shares of the Fund at a discounted sales charge as follows.

                                             RETAIL INCOME FUNDS
                                              SALES CHARGE AS:
                                  ---------------------------------------

                                                                                  Discount to
    Size of Transaction at         % Of Offering Price    % Of net Amount      Selected Dealers
        Offering Price                                        Invested        as a Percentage of
                                                                                Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000                         2.50%                2.57%                2.75%
$50,000 but less than $100,000            1.50%                1.53%                1.75%
$100,000 but less than $250,000           1.00%                1.01%                0.90%
$250,000 but less than $500,000           0.75%                0.76%                0.50%
$500,000 and over                         0.00%                0.00%                0.00%

                                             RETAIL EQUITY FUNDS
                                              SALES CHARGE AS:
                                  ---------------------------------------

                                                                                  Discount to
    Size of Transaction at         % Of Offering Price    % Of net Amount      Selected Dealers
        Offering Price                                        Invested        as a Percentage of
                                                                                Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000                         3.25%                3.36%                2.75%
$50,000 but less than $100,000            2.25%                2.30%                1.75%
$100,000 but less than $250,000           1.25%                1.27%                0.90%
$250,000 but less than $500,000           0.75%                0.76%                0.50%
$500,000 and over                         0.00%                0.00%                0.00%

SALES CHARGE WAIVERS

      The Distributor may waive sales charges for the purchase of Class A Shares of the Retail Funds by or on behalf of (1) purchasers for whom Republic or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity,
(2) employees and retired employees (including spouses, children and parents of employees and retired employees) of Republic, BISYS and any affiliates thereof,
(3) Trustees of the Trust, (4) directors and retired directors (including spouses and children of directors and retired directors) of Republic and any affiliates thereof, (5) purchasers who use proceeds from an account for which Republic or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of a Fund, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that have entered into an agreement with the Distributor and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent that has entered into an agreement with the Distributor, and (8) orders placed on behalf of other investment companies distributed by BISYS, The BISYS Group, Inc., or their affiliated companies. In addition, the Distributor may waive sales charges for the purchase of the Fund's Class A Shares with the proceeds from the recent redemption of shares of a non-money market mutual fund

(except one of the other funds of the Trust) sold with a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

      For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Class A Shares of any fund in the Republic family of funds. For example, if a Shareholder concurrently purchases Class A Shares in one of the funds of the Trust sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTERS OF INTENT

      An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A Shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

      A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of such Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trust at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

RIGHTS OF ACCUMULATION

      Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Retail Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Retail Funds then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Class A Shares of all of the Funds of the Trust sold with a sales charge. Class A Shares sold to purchasers for whom Republic or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The "purchaser's combined holdings" described above shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") - CLASS B SHARES

      Class B Shares of the Funds, which are redeemed less than three years after purchase will be subject to a declining CDSC. The CDSC will be based on the lesser of the net asset value at the time of purchase of the Class B Shares being redeemed or the net asset value of such Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions, or that are purchased by "Institutional Investors" such as corporations, pension plans, foundations, charitable institutions, insurance companies, banks and other banking institutions, and non-bank fiduciaries.

      Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Class B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of Class B Shares held for more than three years for Income Funds or four years for Equity Funds or Class B Shares acquired pursuant to reinvestment of dividends or distributions.

      The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

      Class C Shares of the Funds are sold at net asset value without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section Contingent Deferred Sales Charge

("CDSC") -- Class B Shares" except that the references to three years and four years in the first paragraph of that section shall mean one year in the case of Class C Shares. Class C Shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B Shares, Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by each Fund's Board of Trustees and regulatory limitations.

      The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Class A Shares. A Fund will not normally accept any purchase of Class C Shares in the amount of $500,000 or more. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

      There is no sales charge imposed upon an exchange for Class B Shares or Class C Shares of the Money Market Funds, but investors may be subject to a CDSC when Class B Shares or Class C Shares are redeemed.

                              REDEMPTION OF SHARES

      A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share for the Money Market Funds) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, New York time for the Money Market Funds, and 4:00 p.m., New York Time for the Retail Funds, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

      The proceeds of a redemption are normally paid from the Funds in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Funds Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

SYSTEMATIC WITHDRAWAL PLAN

      Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

Redemption of Shares Purchased Directly Through the Distributor

      Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Funds. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Funds' transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

      Redemption by wire or telephone. An investor may redeem Class A or Class D Shares of the Money Market Funds and Class A, Class B and Class C Shares of the Retail Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Funds by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

CHECK REDEMPTION SERVICE

      Shareholders may redeem Class A or Class D Shares of the Money Market Funds by means of a Check Redemption Service. If Class A or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

      Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Funds from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

      If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Funds account is changing on a daily basis, the total value of the Funds account cannot be determined in advance and the Funds account cannot be closed or entirely redeemed by check.

CONVERSION FEATURE

      Five years after the original purchase of Income Fund Class B shares which have been exchanged for Class B Shares of the Money Market Funds and six years after the original purchase of Equity Fund Class B shares which have been exchanged for Class B Shares of the Money Market Funds, Class B Shares of the Money Market Funds will convert automatically to Class A or Class D Shares, depending upon whether the investor is eligible for Class D Shares. The purpose of the conversion is to relieve a holder of Class B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Class B Shares to Class A or Class D Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class A or Class D Shares as he or she had of Class B Shares. For Class B Shares that were exchanged from Income Fund Class B shares, the conversion occurs five years after the beginning of the calendar month in which the Income Fund Class B shares were purchased. For Class B shares that were exchanged from Equity Fund Class B shares, the conversion occurs six years after the beginning of the calendar month in which the Equity Fund Class B shares were purchased. As a result of the conversion, the converted Shares are relieved of the Rule 12b-1 fees borne by Class B Shares, although they are subject to the Rule 12b-1 fees borne by Class A Shares.

                                RETIREMENT PLANS

      Shares of the Retail Funds and Class A and Class D Shares of the U.S. Government Money Market Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS

      The shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

DEFINED CONTRIBUTION PLANS

      Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). Republic offers a prototype plan for Money Purchase and Profit Sharing Plans.

SECTION 457 PLAN, 401(k) PLAN, 403(b) PLAN

      The Funds may be used as a vehicle for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities and certain affiliates of such entities. The Fund may also be used as a vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

      The Trust declares all of a Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to a Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Retail Funds, except as required for federal income tax purposes.

      Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Funds at the rate of one share (and fraction thereof) of the Funds for each one dollar (and fraction thereof) of dividend income.

      A Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to a Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of a Fund (purchased at their net asset value without a sales charge).

      For this purpose, the net income of the Money Market Funds (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Funds, less
(ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Funds. Obligations held in the Money Market Funds' portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Money Market Funds is higher or lower than the price the Funds would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

      Since the net income of the Money Market Funds is declared as a dividend each time the net income of the Funds is determined, the net asset value per share of the Funds is expected to remain at

$1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Funds, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

      It is expected that the Money Market Funds will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Funds determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Funds' portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Money Market Funds shares would be reduced by treating each shareholder as having contributed to the capital of the Funds that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Money Market Funds. Thus, the net asset value per share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has eight series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. Currently, the Fund is divided into four classes of shares.

      Each share of each class of a Fund, if applicable, represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

      Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the

Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

      The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

      The series of the Portfolio Trust will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of the Portfolio Trust could control the outcome of these votes. Whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

      Shareholders of the Funds have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Portfolios are separate series of the Portfolio Trust, which currently has only these three series. The Portfolio Trust's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of their respective Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither Fund nor their shareholders will be adversely affected by reason of the investment of all of its assets in the Portfolio.

      As of February 7, 2000, the following persons owned of record or beneficially 5% or more of the Funds or class of shares:

             Fund                                  Share Balance             Percentage
             ----                                  -------------             ----------
MONEY MARKET FUND - A SHARES

BHC Securities Inc.                                  25,915,301.300            7.0768%
Attn: Cash Sweeps Dept
2005 Market St
Philadelphia, PA 19103-3212

Republic National Bank                              339,983,573.820           92.8407%
10 E. 40th St 10th Floor
New York, NY 10016

MONEY MARKET FUND - D SHARES

Kinco & Co                                           20,385,712.910           22.2754%
1 Hanson Place Lower Level
Brooklyn, NY 11243

Republic National Bank                               71,131,127.840           77.7246%
10 E. 40th St 10th Floor
New York, NY 10016

MONEY MARKET FUND - ADVISER (Class Y) SHARES

Kinco & Co                                           29,036,799.440           44.1107%
1 Hanson Place Lower Level
Brooklyn, NY 11243

Republic National Bank                               24,414,274.810           39.6109%
10 E. 40th St 10th Floor
New York, NY 10016

Kinco & Co                                            7,455,005.320           12.0953%
1 Hanson Place Lower Level
Brooklyn, NY 11243

             Fund                                                       Share Balance       Percentage
             ----                                                       -------------       ----------
US GOVERNMENT MONEY MARKET FUND - A SHARES

BHC Securities Inc.                                                    101,597,069.647        10.9570%
1200 One Commerce Square
2005 Market St.
Philadelphia, PA 19103-3212

Republic National Bank                                                 821,604,290.580        88.6081%
10 E. 40th St 10th Floor
New York, NY 10016

US GOVERNMENT MONEY MARKET FUND - B SHARES

Fiserv Securities Inc.                                                     105,110.870        88.3053%
FAO 27924814
2005 Market Street, Suite, 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                                                       8,019.420         6.7372%
FAO 27909347
2005 Market Street, Suite, 1200
Philadelphia, PA 19103

US GOVERNMENT MONEY MARKET FUND - D SHARES

Kinco & Co.                                                             55,153,907.200        11.7723%
1 Hanson Place Lower Level
Brooklyn, NY 11243

Republic National Bank                                                 403,232,429.870        86.0679%
10 E. 4th St 10th Floor
New York, NY 10016

US GOVERNMENT MONEY MARKET FUND - ADVISER (Class Y) SHARES

Wachovia Bank, NA                                                        7,583,808.940        11.6640%
Plan of Republic NY Corp Subsidiaries
301 N. Main St
Winston Salem, NC 27150

Kinco & Co.                                                             51,934,347.210        79.8758%
1 Hanson Place Lower Level
Brooklyn, NY 11243

BHC Securities Inc.                                                      3,455,575.639         5.3147%
Trade House Account
One Commerce Square
2005 Market St.
Philadelphia, PA 19103

             Fund                                                       Share Balance       Percentage
             ----                                                       -------------       ----------
NEW YORK TAX FREE MONEY MARKET FUND - A SHARES

Republic National Bank                                                 123,033,449.990        93.1290%
10 E. 40th St 10th Floor
New York, NY 10016

NEW YORK TAX FREE MONEY MARKET FUND - B SHARES

BISYS Fund Services Ohio Inc.                                                   10.080       100.0000%
3435 Stelzer Rd.
Columbus, OH 43219

NEW YORK TAX FREE MONEY MARKET FUND - D SHARES

Kinco & Co.                                                             26,872,841.000        42.3954%
1 Hanson Place Lower Level
Brooklyn, NY 11243

Republic National Bank                                                  34,584,388.790        54.5613%
10 E. 4th St 10th Floor
New York, NY 10016

US GOVERNMENT MONEY MARKET FUND - ADVISER (Class Y) SHARES

Kinco & Co.                                                              3,904,192.530        29.1687%
1 Hanson Place Lower Level
Brooklyn, NY 11243

Kinco & Co.                                                              9,277,742.930        69.3151%
1 Hanson Place Lower Level
Brooklyn, NY 11243

NEW YORK TAX FREE BOND FUND - A SHARES

BHC Securities Inc.                                                      1,374,883.706        96.4605%
Trade House Account
One Commerce Square
2005 Market St.
Philadelphia, PA 19103

NEW YORK TAX FREE BOND FUND - B SHARES

Fiserv Securities Inc.                                                       2,982.417         5.0563%
FAO 27922339
2005 Market St. Suite 1200
Philadelphia, PA 19103

             Fund                           Share Balance       Percentage
             ----                           -------------       ----------


Fiserv Securities Inc.                        4,986.285           8.4536%
FAO 27950681
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                        6,400.823          10.8517%
FAO 27040390
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                        9,991.933          16.9400%
FAO 27988735
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                        3,837.588           6.5061%
FAO 27919959
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                        3,953.611          40.6101%
FAO 27988735
2005 Market St. Suite 1200
Philadelphia, PA 19103

NEW YORK TAX FREE BOND FUND - C SHARES

Fiserv Securities Inc.                        2,835.074          11.0691%
FAO 27212720
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                        3,406.555          13.3004%
FAO 27258176
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                        1,398.427           5.4600%
FAO 27267374
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                        1,422.627           5.5544%
FAO 27178863
2005 Market St. Suite 1200
Philadelphia, PA 19103

             Fund                           Share Balance       Percentage
             ----                           -------------       ----------


Fiserv Securities Inc.                          3,214.302       12.5498%
FAO 27089126
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                          9,411.316       36.7451%
FAO 27175242
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                          1,858.164        7.2549%
FAO 27176487
2005 Market St. Suite 1200
Philadelphia, PA 19103

EQUITY FUND - A SHARES

JM LP Partnership                              86,239.872        5.7890%
4 Dogwood Ln
Lawrence, NY 11559

BHC Securities                              1,196,368.972       80.3081%
Trade House Account
One Commerce Square
2005 Market St
Philadelphia, PA 19103

EQUITY FUND - B SHARES

Fiserv Securities Inc.                          5,351.575        5.6430%
FAO 27937680
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                         12,761.103       13.4560%
FAO 27130079
2005 Market St. Suite 1200
Philadelphia, PA 19103

EQUITY FUND - C SHARES

Fiserv Securities Inc.                          5,550.317        6.5808%
FAO 27261070
2005 Market St. Suite 1200
Philadelphia, PA 19103

             Fund                           Share Balance       Percentage
             ----                           -------------       ----------


Fiserv Securities Inc.                      29,144.837          34.5558%
FAO 27297682
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       7,305.778           8.6622%
FAO 27162466
2005 Market St. Suite 1200
Philadelphia, PA 19103

BOND FUND - A SHARES

BHC Securities                              22,938.336         100.0000%
Trade House Account
One Commerce Square
2005 Market St
Philadelphia, PA 19103

BOND FUND - B SHARES

Fiserv Securities Inc.                       1,875.518           5.4267%
FAO 27929779
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       5,332.560          15.4295%
FAO 27932499
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       1,743.314           5.0442%
FAO 27942549
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       7,915.565          22.9034%
FAO 27969218
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       2,665.177           7.7116%
FAO 27910459
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       2,113.878           6.1164%
FAO 27040234
2005 Market St. Suite 1200
Philadelphia, PA 19103

             Fund                           Share Balance       Percentage
             ----                           -------------       ----------


BOND FUND - C SHARES

Fiserv Securities Inc.                       2,362.665          14.9959%
FAO 27206998
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       1,254.102           7.9598%
FAO 27217435
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       3,837.658          24.3576%
FAO 27225609
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       4,822.563          30.6088%
FAO 27249163
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       1,018.949           6.4673%
FAO 27082356
2005 Market St. Suite 1200
Philadelphia, PA 19103

OVERSEAS EQUITY FUND - A SHARES

BHC Securities                             384,733.502          85.2988%
Trade House Account
One Commerce Square
2005 Market St
Philadelphia, PA 19103

OVERSEAS EQUITY FUND - B SHARES

Fiserv Securities Inc.                         608.226           8.8508%
FAO 27910459
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                         749.144          10.9014%
FAO 27090295
2005 Market St. Suite 1200
Philadelphia, PA 19103

             Fund                           Share Balance       Percentage
             ----                           -------------       ----------


Fiserv Securities Inc.                       1,026.086           14.9313%
FAO 27815966
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                         925.687           13.4704%
FAO 27102298
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                         435.100            6.3315%
FAO 27801399
2005 Market St. Suite 1200
Philadelphia, PA 19103

OVERSEAS EQUITY FUND - C SHARES

Fiserv Securities Inc.                         514.778            6.3095%
FAO 27229457
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                         553.489            6.7840%
FAO 27090974
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                         669.740            8.2089%
FAO 27150425
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                         641.711            7.8653%
FAO 27239593
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                         640.898            7.8554%
FAO 27996405
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       1,205.400           14.7744%
FAO 27135958
2005 Market St. Suite 1200
Philadelphia, PA 19103

             Fund                           Share Balance       Percentage
             ----                           -------------       ----------


Fiserv Securities Inc.                         498.008            6.1040%
FAO 27350009
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       1,321.314           16.1951%
FAO 27619809
2005 Market St. Suite 1200
Philadelphia, PA 19103

OPPORTUNITY FUND - A SHARES

Strafe & Co.                               355,075.473           34.7576%
Mendelssohn E IRR
PO Box 160
Westerville, OH 43081-0160

BHC Securities                             588,308.572           57.5882%
Trade House Account
One Commerce Square
2005 Market St
Philadelphia, PA 19103

OPPORTUNITY FUND - B SHARES

Fiserv Securities Inc.                       5,619.802           12.2271%
FAO 27091450
2005 Market St. Suite 1200
Philadelphia, PA 19103

OPPORTUNITY FUND - C SHARES

Fiserv Securities Inc.                       4,381.865           15.5056%
FAO 27236085
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       2,734.567            9.6765%
FAO 27768781
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       1,486.943            5.2617%
FAO 27619809
2005 Market St. Suite 1200
Philadelphia, PA 19103

             Fund                           Share Balance       Percentage
             ----                           -------------       ----------


Fiserv Securities Inc.                       2,032.216            7.1912%
FAO 27761181
2005 Market St. Suite 1200
Philadelphia, PA 19103

Fiserv Securities Inc.                       1,942.105            6.8723%
FAO 27033610
2005 Market St. Suite 1200
Philadelphia, PA 19103


                                    TAXATION

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

      Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

      A distribution will be treated as paid on December 31 of a calendar year if it is declared by a the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

THE PORTFOLIO

      The Portfolio has obtained a ruling from the Internal Revenue Service that the Portfolio will be treated as a partnership for federal income tax purposes. For purposes of determining whether a Fund satisfies the income and diversification tests to maintain its status as a regulated investment company, each Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's income and assets.

DISTRIBUTIONS

      Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning exempt-interest dividends and capital gain dividends). Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

      The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Such capital gain distributions are subject to a maximum federal income tax rate of 20% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income.

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

TAX-EXEMPT INCOME

      The New York Tax-Free Funds intend to invest a sufficient amount of its assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. Such dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of such Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. Each Fund will determine periodically which distributions will be designated as exempt-interest dividends. If a Fund earns income which is not eligible to be so designated, the Fund intends to distribute such income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

      Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. A Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons' of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

      Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although a Fund's adviser attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

FOREIGN TAXES

      A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Overseas Equity Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the relevant Fund will notify shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income.

      Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals.

      The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

DISPOSITIONS

      Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. If the shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 20%. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

      If, within 90 after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING

      Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

      Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

FUND INVESTMENTS

      Market Discount. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by such Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, such Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

      ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by such a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

      CMO RESIDUALS. Under certain circumstances, a Fund may be taxed on income deemed to be earned from certain CMO residuals.

      OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

      Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

      Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by such a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      CONSTRUCTIVE SALES. Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

      SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

      PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

ALTERNATIVE MINIMUM TAX

      While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

      All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Funds will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

SPECIAL TAX CONSIDERATIONS

      Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Funds is not deductible for New York State or New York City personal income tax purposes. Gain on the sale of redemption of Funds shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

      The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994 the name of the Trust was "FundTrust".

      The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Funds' shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Funds, each shareholder is entitled to receive his pro rata share of the net assets of the Funds.

INDEPENDENT AUDITORS

      The Board of Trustees has appointed KPMG LLP as independent auditors of the Trust. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 2 Nationwide Plaza, Columbus, Ohio 43215.

COUNSEL

      Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Funds offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

      This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Funds, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

      The Funds' current audited financial statements dated October 31, 1999 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 1999 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.

SHAREHOLDER INQUIRIES

      All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

      GENERAL AND ACCOUNT INFORMATION:     (800) 782-8183 (TOLL FREE)

                            -------------------------

                                   APPENDIX A

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

      1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

      2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

      3. Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

      4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.


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                                   APPENDIX B

                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

      The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the Annual Information Statement ("AIS") of the State of New York dated August 24, 1999 and the Update to the AIS dated February 3, 2000.

                                  INTRODUCTION

      New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

      The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

      Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghamton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

                                ECONOMIC OUTLOOK

      The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in


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the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy, which would have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

      The State economy has also continued to expand, with over 600,000 jobs added since late 1992. Employment growth has been slower than in the nation during this period, although the State's relative performance has improved in the last two years. Growth in average wages in New York has generally outperformed the nation, while growth in personal income per capita has kept pace with the nation. An expected improvement in net export performance will partially offset the slowdown in consumption growth.

      The forecast projects real Gross Domestic Product (GDP) growth of 3.5 percent in 2000, below 1999 growth of 4 percent. In 2001, real GDP growth is expected to slow to 2.9 percent. The growth of nominal GDP is projected to decline from 5.5 percent in 1999 to 5.1 percent in 2000 and 4.5 percent in 2001. Inflation is expected to be slightly higher than 1999. However, inflation remains relatively stable with growth in the Consumer Price Index (CPI) of 2.4 percent for 2000 and 2.5 percent for 2001. The annual rate of job growth is expected to decrease from 2.2 percent in 1999 to 1.7 percent in 2000 and 1.5 percent in 2001. Growth in both personal income and wages is also expected to slow somewhat in 2000 and again in 2001. Wages are projected to increase by 6.3 percent respectively. Corporate profits are projected to grow by 4.8 percent in 2000 and 2 percent in 2001. Personal income is estimated to have grown by 4.7 percent in 1999, fueled in part by a large increase in financial sector bonus payments at the year's end. Personal income is projected to grow 5.5 percent in 2000 and 4.8 percent in 2001. Total bonus payments are projected to increase by
1.1 percent in 2000 and 10.5 percent in 2001. Overall employment growth is expected to continue at a more modest pace than in 1999, reflecting the slower growth in the national economy, continued spending restraint by government employers, and restructuring in the manufacturing, health care, social service, and banking sectors.

      The forecast for continued growth, and any resultant impact on the State's 1999-2000 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages or in stock market prices could lead to unanticipated strong growth in consumer spending. Also, improvements in foreign economies may be weaker than expected and therefore, may have unanticipated effects on the domestic economy. The inflation rate may differ significantly from expectations due to the conflicting impacts of a tight labor market and improved productivity growth as well as to the future direction and magnitude of fluctuations of oil prices. In addition, the State economic forecast could over-or underestimate the level of future bonus payments, financial sector profits or inflation growth, resulting in unexpected economic impacts. Similarly, the State forecast could fail to correctly estimate the amount of employment change in the banking, financial and other business service sectors as well as the direction of employment change that is likely to accompany telecommunications and energy deregulation.

                               CURRENT FISCAL YEAR

OVERVIEW

      The State's current fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year,


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the State enacted appropriations that permitted the State to continue its operations.

      Following enactment of the budget, the State prepared a Financial Plan for the 1999-2000 fiscal year (the 1999-2000 Financial Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature. This section provides a summary of the Financial Plan which was released on August 20, 1999. The State expects to update the Financial Plan quarterly. The Office of the State Comptroller is conducting a review of the 1999-2000 enacted budget and is expected to report on the enacted budget on or before September 17, 1999.

      In 1999-2000, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $37.36 billion, an increase of $868 million or 2.38 percent over 1998-99. Projected spending under the 1999-2000 enacted budget is $215 million above the Governor's Executive Budget recommendations, including 30-day amendments. This change is the net result of spending actions that occurred during negotiations on the Budget. The increase in General Fund spending is comprised of $1.1 billion in legislative additions to the Executive Budget (primarily in education), offset by various actions, including reestimates of required spending based on year-to-date results and the identification of certain other resources that offset spending, such as $250 million from commencing the process of privatizing the Medical Malpractice Insurance Association (MMIA), $250 million from the retention of the Debt Reduction Reserve Fund within the General Fund and about $100 million in excess fund balances. Legislation enacted with the 1999-2000 budget initiates the process of MMIA privatization and transfers excess fund balances to the State.

      The 1999-2000 enacted budget provides for $831 million in new funding for public schools, the largest year-to-year increase in State history. The budget also enacts several new tax cuts valued at $375 million when fully phased in by 2003-04. None of the $1.82 billion cash surplus from 1998-99 is assumed to support spending in 1999-2000, but instead is reserved to help offset the costs of previously enacted tax cuts that take effect after 1999-2000 (for a discussion of 1998-99 operating results, see the section entitled "Prior Fiscal Years" in this AIS).

      The 1999-2000 Financial Plan projects a closing balance of $2.85 billion in the General Fund. The balance is comprised of the $1.82 billion surplus from 1998-99 that has been set aside to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund (TSRF), $250 million in the Debt Reduction Reserve Fund (DRRF), $107 million in the Contingency Reserve Fund
(CRF), and $200 million in the Community Projects Fund (CPF), which finances legislative initiatives. The State expects to close 1999-2000 with cash balances in these funds at their highest level ever.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this AIS, and those projections may be changed materially and adversely from time to time. See the section entitled "Special Considerations" below for a discussion of risks and uncertainties faced by the State.


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1999-2000 STATE FINANCIAL PLAN

      Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board. This section discusses significant activities in the General Fund and the other governmental funds anticipated in 1999-2000.

      The State revised the cash-basis 1999-2000 State Financial Plan on January 11, 2000, with the release of the 2000-01 Executive Budget. The State updated the Financial Plan on January 31, 2000 to reflect the Governor's amendments to his Executive Budget. After these changes, the Division of the Budget (DOB) now expects the State to close the 1999-2000 fiscal year with an available cash surplus of $758 million in the General Fund, an increase of $733 million over the surplus estimate in the Mid-Year Update. The larger projected surplus derives from $499 million in net higher projected receipts and $259 million in net lower estimated disbursements. DOB revised both its projected receipts and disbursements based on a review of actual operating results through December 1999, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the year.

      The State plans to use the entire $758 million surplus to make additional deposits to reserve funds. At the close of the current fiscal year, the State expects to deposit $75 million from the surplus into the State's Tax Stabilization Reserve Fund - the fifth consecutive annual deposit. In the 2000-01 Executive Budget, as amended, the Governor is proposing to use the remaining $683 million from the 1999-2000 surplus to fully finance the estimated 2001-02 and 2002-03 costs of his proposed tax reduction package ($433 million) and to increase the Debt Reduction Reserve Fund ($250 million).

      Through the first nine months of 1999-2000, General Fund receipts, including transfers from other funds, have totaled $30.07 billion. General Fund disbursements, including transfers to other funds, totaled $25.19 billion over the same period. The updated Financial Plan projections incorporate these results to date.

      Revisions to 1999-2000 Receipts Estimates. General Fund receipts, including transfers from other funds, have been revised upward by $566 million from the projections contained in the M id-Year Update, with growth concentrated primarily in the personal income tax, the sales tax and miscellaneous receipts. The higher estimate also includes $82 million in additional receipts from an accounting adjustment by the State Comptroller that reclassified certain Medicaid transactions in the General Fund (this increase is offset by an equal amount of spending; as discussed below). As a result, the net increase in revenues since October that contributes to the surplus is $484 million, which, when combined with $15 million in higher receipts recognized in the M id-Year Update, produces a net benefit of $499 million in the current year.

      To make these and other funds available for use in 2000-0 1, the Governor proposes to deposit $3.09 billion in the tax refund reserve at the close of 1999-2000. This action has the effect of decreasing reported receipts in 1999-2000, while increasing available receipts in 2000-01, as a portion of refunds will no longer be a charge against current revenues in 2000-01.

      Revisions to 1999-2000 Disbursements Estimates. DOB projects total General Fund disbursements of $37.06 billion in 1999-2000, a decline of $282 million from the October estimate. Of this amount, $33 million is related to the timing of spending and accounting adjustments and therefore does not contribute to the surplus projected by DOB. The $33 million consists of lower timing-related spending of $65 million from the Community Projects Fund and $50 million from the Collective Bargaining Reserve, offset by the Medicaid reclassification of $82 million described above. Accordingly,


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lower disbursements since October contribute $249 million to the 1999-2000 surplus, which, when combined with the $ 10 million in lower disbursements recognized in the Mid-Year Update, produce a total reduction in estimated disbursements of $259 million for the current year.

      Compared to the Mid-Year Update, the State has lowered its estimate of disbursements for State Operations by $222 million, local assistance by $16 million, debt service by $5 million, and transfers to other funds by $89 million. Higher projected spending for General State Charges ($50 million) partially offsets these reductions.

      State Operations spending is now projected to total $6.63 billion in 1999-2000, $222 million below the October estimate. In the revised Financial Plan, $50 million of an original $100 million for new collective bargaining costs is set aside in a reserve to cover the cost of labor agreements in 1999-2000, and the balance is transferred to General State Charges in the current year to pay for the recently approved labor contract with State University employees and other labor costs. The remaining revisions to the State Operations estimate are comprised of savings from agency efficiencies and timing-related changes that do not affect the surplus.

      Projected local assistance disbursements declined by a net total of $16 million from October and are now expected to total $25.60 billion for the year. As with State Operations, several actions contributed to the revised local assistance forecast. Projected disbursements have been increased as a result of the State Comptroller's reclassification of $82 million in Medicaid disbursements into the General Fund, higher projected spending of $31 million for certain public health programs, and net increase of $20 million resulting from a number of other program reestimates. These increases are more than offset by lower projected disbursements for legislative initiatives ($65 million), welfare ($55 million), and mental hygiene programs ($29 million).

      Estimated spending for General State Charges has been increased by $50 million compared to the October estimate and is projected to reach $2.09 billion in 1999-2000. Most of this increase is for collective bargaining costs funded from the salary reserve. The settlement of litigation arising from the 1971 Attica Prison riot ($12 million) also contributes to the higher estimate.

      Transfers for debt service, capital and other purposes are now projected at $2.74 billion, a decline of $89 million from the M id-Year estimate. Lower costs for debt service ($42 million), reestimates in capital projects ($25 million), and the elimination of planned payments for the Lottery Aid Guarantee ($22 million) account for the downward revision.

      1999-2000 Closing Balance in the General Fund. The State projects a closing balance of $1.17 billion in the General Fund, after the tax refund reserve transaction. The balance is comprised of $548 million in the Tax Stabilization Reserve Fund after a $75 million deposit in 1999-2000; $265 million in the Community Projects Fund, which pays for Legislative initiatives; $250 million in the Debt Reduction Reserve Fund (DRRF); and $107 million in the Contingency Reserve Fund (which guards against litigation risks).

      In addition to the General Fund closing balance of $1.17 billion, the State will have a projected $3.09 billion in the tax refund reserve account at the end of 1999-2000. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The projected balance of $3.09 billion is comprised of $1.82 billion in tax reduction reserves from the 1998-99 surplus; $683 million from the 1999-2000 surplus; $521 million from LGAC that may be used to pay tax refunds during 2000-01 but must be on deposit at the close of the fiscal year, $50 million in collective bargaining reserves from 1999-2000; and $25 million in reserves for tax credits.


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2000-01 FISCAL YEAR (EXECUTIVE BUDGET FORECAST)

      The Governor presented his 2000-01 Executive Budget to the Legislature on January 10, 2000. The Executive Budget contains financial projections for the State's 1999-2000 through 2002-03 fiscal years, a detailed explanation of receipts estimates and the economic forecast on which it is based, and a proposed Capital Program and Financing Plan for the 2000-01 through 2004-05 fiscal years. On January 31, 2000, the Governor submitted amendments to his Executive Budget, the most significant of which recommends eliminating all gross receipts taxes on energy providers.

      There can be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Update. For a more detailed discussion of the State's budgetary process and uncertainties involving its forecasts and projections, see "State Organization - State Financial Procedures" in the AIS and "Special Considerations" below.

      The 2000-01 Financial Plan is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 1999-2000 to 2000-01. Under the Governor's Executive Budget, as amended, total General Fund receipts, including transfers from other funds, are projected at $38.62 billion, an increase of $1.28 billion (3.4 percent) over the current fiscal year. General Fund disbursements, including transfers to other funds, recommended to grow by 2.3 percent to $37.93 billion, an increase of $869 million over 19992000. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $52.46 billion, an increase of $2.57 billion or 5.1 percent. Spending from All Governmental Funds is expected to grow by 5.5 percent, increasing by $4.0 billion to $76.82 billion.

GENERAL FUND

      The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1999-2000 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 47.1 percent of All Governmental Funds disbursements and 69.3 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types

      Total receipts and transfers from other funds are projected to be $39.31 billion in 1999-2000, an increase of $2.57 billion over 1998-99. Total General Fund disbursements and transfers to other funds are projected to be $37.36 billion, an increase of $868 million over 1998-99.

      Projected General Fund Receipts. Total General Fund receipts and transfers in 1999-2000 are now projected to be $39.31 billion, an increase of $2.57 billion from the $36.74 billion recorded in 1998-99. This total includes $35.93 billion in tax receipts, $1.36 billion in miscellaneous receipts, and $2.02 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in 1998-99 to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-99 figures and inflating 1999-2000 projections.

      The 2000-01 Financial Plan projects General Fund receipts, including transfers from other funds, of $ 38.62 billion, an increase of $1.28 billion over 1999-2000. After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately 5 percent during 2000-01.


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      The forecast of General Fund receipts in 2000-01 includes the next stage of the School Tax Relief (STAR) program, as well as the continuing impact of earlier enacted tax reductions totaling approximately $2.3 billion. The Executive Budget, as amended, also proposes several new tax reductions that would have only a modest cost in 1999-2000 and 2000-0 1, but reduce receipts by roughly $700 million annually when they are fully phased in by the end of 2004-05. The largest component of the Governor's tax reduction package is the proposal to eliminate all gross receipts taxes on energy companies, which will reduce receipts an estimated $500 million when fully effective.

      The new tax cut proposals in the Executive Budget are structured to avoid any new pressures on revenue growth by becoming fully effective after current tax cuts are fully phased in. The 2000-01 Financial Plan further mitigates the imp act on receipts by reserving $433 million from the 1999-2000 surplus to fund the estimated cost of new tax cuts, including the reduction of gross receipts taxes on energy companies, in 2001-02 and 2002-03.

      The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $22.95 billion in 1999-2000, well over half of all General Fund receipts and nearly $2.87 billion above the reported 1998-99 collection total. Personal income tax collections are projected to reach $23.19 billion in 2000-01, an increase of $2.48 billion (12 percent) over 1999-2000. This increase is due in pan to the refund reserve transaction that is expected to occur at the close of 1999-2000. Collections also benefit from an estimated increase in liability of 8.7 percent in 1999 and 8.1 percent in 2000. The large growth in income tax liability in recent years has been supported by the continued surge in taxable income attributable to the rapid growth in equity markets and the significant growth in wages associated with financial sector bonuses. Stock market growth, and the resulting large income gains, are expected to moderate in 2000.

      Much of this growth is associated with the $1.82 billion net impact of the transfer of the surplus from 1998-99 to the current year as partially offset by the diversion of an additional $661 million in income tax receipts to the School Tax Relief (STAR) fund. The STAR program was created in 1997 as a State-funded local property tax relief program funded through the use of personal income tax receipts. The 2000-01 deposit is recommended to total $202 billion, including an additional $1.2 billion from the personal income tax for the 2001-02 cost of the STAR program. In addition, $250 million of 2000-01 personal income tax receipts is recommended to be deposited directly in the Debt Reduction Reserve Fund. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.8 billion, an increase of almost 9 percent.

      This growth is largely a function of two factors: (i) the 8 percent growth in income tax liability projected for 1999; and (ii) the impact of the 1998 tax year settlement recorded early in this fiscal year.

      The most significant statutory change made this year provides for an increase, phased-in over two years, in the earned income tax credit from 20 percent to 25 percent of the federal credit.

      User taxes and fees are comprised of three-quarters of the State's four percent sales and use tax, cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle registration fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes.

      The sales tax component of this category accounts for virtually all of the 1999-2000 growth. Growth in base sales tax yield, after adjusting for tax law and other changes, is projected at 5.6 percent. Modest increases in motor fuel and auto rental tax receipts over 1998-99 levels are also expected.


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However, receipts from other user taxes and fees are estimated to decline by
$177 million.

      User taxes and fees are projected at $7.07 billion in 2000-01, a decrease of $366 million from 1999-2000. The decline in this category reflects the incremental impact of approximately $510 million in already -enacted tax reductions, and the proposed additional earmarking of motor fuel tax receipts to the Dedicated Highway and Bridge Trust Fund and the Dedicated Mass Transportation Trust Fund. The most significant statutory change in the sales tax for 2000-01 is the elimination of the sales tax on clothing and footwear costing less than $110, beginning on M arch 1, 2000, which will reduce receipts, including LGAC transfers, by $597 million. Adjusted for these changes, the underlying growth of receipts in this category is projected at 4 percent.

      User taxes and fees also include cigarette, tobacco and alcoholic beverage taxes and fees, motor fuel taxes, and the container and auto rental levies. The most significant change in these sources is the impact on General Fund receipts resulting from the excise tax increase on cigarettes enacted with the Health Care Reform Act of 2000 (HCRA 2000), and the increased earmarking to the dedicated transportation funds mentioned above.

      The yield of other excise taxes in this category, particularly the cigarette and alcoholic beverage taxes, show long-term declining trends. General Fund declines in 1999-2000 motor vehicle fee receipts, in contrast; reflect statutory fee reductions and an increased amount of collections earmarked to the Dedicated Highway and Bridge Trust Fund.

      Significant statutory changes made in this category during the 1999-2000 legislative session include: delaying until March 1, 2000 the implementation of the exemption from State sales tax of clothing and footwear priced under $110; providing week-long sales tax exemptions in September 1999 and January 2000 for clothing and footwear priced under $500; enactment of a variety of small sales tax exemptions including certain equipment used in providing telecommunications service for sale, property and services used in theatrical productions, computer hardware used to design Internet web sites, and building materials used in farming; a reduction in the beer tax rate; and an expanded exemption from the alcoholic beverage tax for small brewers.

      Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there is no surcharge liability for taxable periods ending in 1997 and thereafter.

      Total business tax collections in 1999-2000 are now projected to be $4.63 billion, $230 million below results for the prior fiscal year. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes. These include the first year of a scheduled corporation franchise tax rate reduction, the alternative minimum tax rate reduction, the fixed dollar minimum rate reduction, and the expansion of the investment tax credit to financial service companies. Ongoing tax reductions include the second year of the "Power for Jobs" utility tax credit program, the gross receipts tax rate reduction, and scheduled additional diversion of General Fund petroleum business and utility tax receipts to dedicated transportation funds.

      Legislation enacted this year affecting receipts in this category includes: a phased reduction in the net income tax rate applicable to bank and insurance companies from 9 percent to 7.5 percent; reforms to the corporation franchise subsidiary capital tax; a further reduction in the alternative minimum tax rate from 3 percent to 2.5 percent; doubling the economic development zone and zone equivalent area wage tax credits; and providing further reforms to the apportionment of income for the airline industry.


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      Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Taxes in this category are now projected to total $1 billion, $137 million below last year's amount. The primary factors accounting for most of the expected decline include: an adverse tax tribunal decision resulting in significant refunds of the now repealed real property gains tax; pari-mutuel tax reductions enacted with the 1999-2000 budget; and the effects of the already enacted reductions in the estate and gift taxes.

      Significant legislation passed with the 1999-2000 enacted budget affecting these sources include both the extension of and an increase in certain temporary tax reductions at the State's race tracks and conformity with new federal estate tax provisions.

      Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to total $1.36 billion, down $142 million from the prior year amount. This reflects the loss of non-recurring receipts received in 1998-99 and the growing effects of the phase-out of the medical provider assessments, now scheduled to be eliminated in January 2000.

      Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to Local Government Assistance Corporation (LGAC).

      Transfers from other funds are expected to total $2.02 billion, or $99 million more than total receipts from this category during 1998-99. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to increase by approximately $93 million, while transfers from all other funds are expected to increase by $6 million.

      Projected General Fund Disbursements. DOB projects General Fund disbursements of $37.93 billion in 2000-01, an increase of $869 million (2.3 percent) over the current year. The growth in spending is spread throughout the Financial Plan, with the largest increase for State Operations ($449 million), followed by Grants to Local Governments ($203 million), General State Charges ($149 million), and Transfers to Other Funds ($69 million).

      The Executive Budget, as amended, includes approximately $300 million in resources from HCRA 2000, the successor legislation to the Health Care Reform Act of 1996. HCRA 2000 continues the negotiated reimbursement system for non-governmental payors, and provides funding for among other things, graduate medical education, indigent care, and the expansion of health insurance coverage for uninsured adults and children. HCRA 2000 will help finance several health-related programs, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services that were previously funded from the General Fund. Programs under HCRA 2000 will be financed with revenues generated from the financing mechanisms continued from HCRA 1996, a share of the State's tobacco settlement and revenues from an increased excise tax on cigarettes.

      Following the pattern of the last two fiscal years, education programs receive the largest share of new funding contained in the 1999-2000 Financial Plan. School aid is expected to grow by $831 million or 8.58 percent over 1998-99 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($207 million, including $100 million reserved for possible collective bargaining costs); Debt Service ($183 million), and mental hygiene programs, including funding for a cost of living increase for care providers ($114 million). These increases were offset, in part, by spending reductions or actions in health and social welfare ($280 million), and in general State charges ($222 million).


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      Grants to Local Governments include financial aid to local governments and non-profit organization, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (42 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for higher education programs (6 percent), mental hygiene programs (6 percent), welfare assistance (5 percent), and children and families services (3 percent) represent the next largest areas of local aid.

      Spending in local assistance is estimated at $25.81 billion in 2000-0 1, an increase of $203 million (0.8 percent) from the current year. The change in spending is comprised primarily of increases for school aid, health and mental health programs, offset in part by the financing of certain health programs with dedicated funds supported by resources from HCRA 2000. Reestimates of current spending needs, new cost containment, and spending from the Community Projects Fund originally planned for 1999-2000 account for most of the remaining change.

      General Fund spending for school aid is projected at $10.86 billion in 2000-01 (on a State fiscal year basis) an increase of $250 million (2.4 percent). On a school-year basis, school aid will grow by $355 million and fund operating, building, transportation, and other school aid programs, as well as the balance of aid payable for the 1999-2000 school year. The Executive Budget, as amended, also recommends new funding for teacher certification and high-need districts, as well as programmatic restructuring in BOCES aid, teacher support aid and special education.

      Medicaid spending is estimated at $5.68 billion in 2000-01, an increase of $65 million (1.2 percent) from 1999-2000. Spending growth in Medicaid is projected at 5.5 percent, but is offset by the HCRA 2000 actions noted above, including continuation of cost containment actions from prior fiscal years, and efforts to maximize Federal aid that moderate spending growth. The projections also include the use of $92 million from the tobacco settlement to help offset the increase in Medicaid costs.

      Spending on welfare is projected at $1.25 billion, a decrease of $11 million from 1999-2000. Since 1994-95, State spending on welfare has fallen by one-third, driven by the State's strong economic performance over the past four years, welfare changes initiated at the State and federal levels, and aggressive fraud prevention measures. Although the number of people on welfare is expected to decline from 1999-2000, General Fund support in 2000-01 is expected to remain nearly unchanged primarily to satisfy federal maintenance-of-effort requirements.

      Local assistance spending for Children and Families Services is projected at $789 million in 2000-01, down $66 million (7.7 percent) from 1999-2000. The decline in General Fund spending masks higher programmatic spending on child care and child welfare services that is occurring with increased Federal funds, allowing the State to expand services in this area.

      Medicaid hygiene programs are expected to grow by $66 million to almost $1.50 billion in 2000-01, with additional funding for the Community Reinvestment Program, Kendra's Law, and the new community services programs initiated in 1999-2000. General Fund growth in mental hygiene is moderated by increases in Federal aid ($65 million) and the availability of HCRA 2000 funds.

      Spending for all other local assistance programs is projected to total $5.73 billion in 2000-01. Increased funding for programs for children with special educational needs ($16 million), county administration of welfare and Medicaid programs ($23 million), support for the City University of New York ($50 million), and a timing adjustment for disbursements from the Community Projects Fund ($140 million) is partially offset with decreases resulting from utilization of HCRA 2000 revenues to fund various health programs. The projections include spending of $24 million for the Consolidated Highway Improvement Program (down $35 million from last year), $82 million for the Empire State Development


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Corporation (down $22 million), and the creation of a Criminal Justice Block
Grant that consolidates several programs for the purpose of increasing flexibility for local governments.

      State Operations account for the cost of running the Executive, Legislative, and Judicial branches of government. Spending in this category is projected to increase by $449 million, or 6.8 percent above 1999-2000. Personal service costs are projected at $5.12 billion, an increase of $308 million-, non-personal service costs are projected at $1.96 billion, an increase of $141 million.

      Higher spending for State Operations is attributable in part to a reduction in one-time receipts from the State University that offset General Fund spending in 1999-2000 ($61 million), and a decrease in federal grant awards for the Department of Justice ($80 million), a portion of which is timing-related.

      Other sources of growth in State Operations include the costs of the labor contract between the United University Professionals (UUP) and the State University ($50 million), the development of computerized systems in the Department of Health and the Department of Family Assistance ($45 million), increases in the Judiciary budget ($38 million), and higher costs in the Department of Justice in 2000-01, including the full cost of staffing two State prisons - one recently opened and one scheduled to open in 2000 ($32 million). The State's overall workforce is projected at approximately 196,100 persons by the end of 2000-01, up about 1,700 from the end of 1999-2000.

      General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches. These payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Total spending in General State Charges is projected to grow by $149 million (7.1 percent) over 1999-2000. The State expects higher health insurance rates in calendar year 2000 ($115 million), primarily to cover the increasing cost of providing prescription drug benefits for State employees.

      Transfers in support of debt service are projected to grow approximately 2 percent to $2.28 billion in 2000-01. Debt reduction initiatives include additional deposits to DRRF, a constitutional and statutory debt reform proposal, and other debt management strategies that expand the use of short-term instruments to reduce financing costs and broaden the market base for State-supported debt.

      Transfers in support of capital projects in 2000-01 are projected at $238 million, a $95 million increase over the 1999-2000 estimate of $143 million. The increase is primarily due to an adjustment related to DRRF that artificially lowers transfers by $50 million in 1999-2000. Also, reimbursements for SUNY advance capital spending return to a more traditional level in 2000-01 after $44 million of delayed reimbursements for 1998-99 spending was received in 1999-2000.

      All other transfers. decline in 2000-01 primarily as a result of the State's subsidy for the Roswell Park Cancer Institute ($90 million) being financed under HCRA 2000.

NON-RECURRING RESOURCES

      DOB estimates that the 2000-01 Financial Plan utilizes $32 million in new non-recurring resources to finance operations. The largest one-time resource consists of receipts from a one-time assessment amnesty program for medical providers ($20 million). The remaining amounts represent various fund sweeps and transfers to the General Fund that occur each year.


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2000-01 CLOSING BALANCE IN THE GENERAL FUND

      The State projects a closing balance of $1.61 billion in the General Fund at the end of 2000-01. This balance is comprised of a $433 million reserve set aside from the 1999-2000 surplus to finance the estimated costs of the Governor's proposed tax reduction package in 2001-02 and 2002-03, $475 million in cumulative reserves for collective bargaining ($425 million from 2000-01 plus $50 million from 1999-2000), $548 million in the Tax Stabilization Reserve Fund, and $150 million in the Contingency Reserve Fund after a proposed $43 million deposit in 2000-01. The change in the closing fund balance compared to 1999-2000 results from the planned use in 2000-01 of $265 million for existing legislative initiatives financed from the Community Projects Fund and the reclassification of DRRF into the Capital Projects Fund, offset by increased reserves for collective bargaining tax reduction, and litigation discussed above.

      In addition to the General Fund closing balance of $1.61 billion, the State will have a projected $567 million in the tax refund reserve at the end of 2000-01. Also, $1.2 billion is proposed to be on deposit in the Star Special Revenue Fund to be used in 2001-02 for State-funded local tax reductions and $250 million is proposed to be on deposit in the DRRF. The balance in the DRRF is projected to be used in 2001-02 to retire existing high-cost State-supported debt and increase pay-as-you-go financing of capital projects.

      On November 23, 1998, the attorney s general for forty-six states (including New York) entered into a master settlement agreement (M SA) with the nation's largest tobacco manufacturers. Under the terms of the M SA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent), The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation.

      From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

      The State plans to use $1.29 billion in tobacco money over the next three years to finance health programs under HCRA 2000 ($ 1.01 billion) and projected new costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 is proposed to be deposited to the Debt Reduction Reserve Fund (DRRF) and used to lower State debt.

SPECIAL REVENUE FUNDS

      For 2000-01, the Financial Plan projects disbursements of $33.55 billion from Special Revenue Funds ("SRFs") derived from both State and federal sources, an increase of $2.82 billion or 9.2 percent over 1999-2000. Disbursements from State SRFs are projected at $10.54 billion, an increase of $1.42 billion or 15.6 percent from 1999-2000. The STAR program, disbursements for which increase by $815 million from 1999-2000, accounts for most of the year-to-year growth in State SRF spending Disbursements from federal SRFs, which account for approximately three-quarters of all special revenue spending, are estimated at $23-01 billion in 2000-01, an increase of $1.39 billion or 6.4 percent from 1999-00. The year-to-year growth in federal SRF spending is primarily due to increases in federal contributions for Medicaid ($791 million), Children and Families ($269 million), Education ($123 million) and the expanded Child Health Plus program ($103 million).


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

CAPITAL PROJECTS FUNDS

      Disbursements from Capital Projects funds in 2000-01 are estimated at $4.33 billion, or $156 million higher than 1999-2000. The proposed spending plan includes: $2.59 billion in disbursements for transportation purposes, including State and local highway and bridge programs; $722 million for environmental activities; $261 million for public protection; $401 million for education, including SUNY and CUNY; and $134 million for mental hygiene projects.

      Approximately 54 percent of capital projects spending in 2000-01 is proposed to be financed with State (23 percent) and federal (31 percent) "pay-as-you-go" resources. State-supported bond issuances are projected to, finance 46 percent of capital projects spending, with 8 percent of the total financed with General Obligation bonds and the balance (46 percent) from lease purchase contractual obligations.

DEBT SERVICE FUNDS

      Disbursements from Debt Service Funds are estimated at $3.81 billion in 2000-01, an increase of $234 million from 1999-2000. The increase in debt service is primarily attributable to bonds issued in prior fiscal years in support of the following projects: $131 million for State and local highway and bridge programs financed by the Dedicated Highway and Bridge Trust Fund; $39 million for SUNY and CUNY higher education purposes, and $22 million for the mental hygiene programs financed through the Mental Health Services Fund.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS

      DOB projects cash-basis General Fund budget gaps of $1.23 billion in 2000-01 and $2.65 billion in 2002-03. These gaps assume that the Legislature will enact the 2000-01 Executive Budget, as amended, and accompanying legislation in its entirety, and that reserves proposed by the Governor for current and proposed tax reductions are used to offset these costs in the outyears.

      The Financial Plan estimates include the use of the $1.2 billion STAR tax reduction reserve to offset the cost of that program in 2001-02. The Financial Plan also assumes that a new $433 million tax production serve will be created to pay for the estimated costs of the Governor's proposed 20000 1 tax reduction program, with $123 million applied in 2001-02 and the remaining $3 10 million in 2002-03.

      These projections also assume that the Debt Reduction Reserve Fund will be used to decrease high-cost State-supported debt and increase pay-as-you-go spending for capital projects, which will produce recurring debt service savings of $70 million annually. Finally, the gap projections contain reserves for a possible collective bargaining agreement, and do not assume any annual spending efficiencies to reduce the size of the gaps. If the projected budget gap for 2001-02 is closed with recurring actions, the 2002-03 budget gap would be reduced to $1.42 billion. In recent years, the State has closed projected budget gaps which DOB estimates at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99).

RECEIPTS

      General Fund receipts increase to an estimated $39.42 billion in 2001-02 reflecting a projection of continued economic growth, the incremental impact of already enacted tax reductions, the impact of prior refund reserve transactions and the continued earmarking of receipts for dedicated highway purposes. Receipts are projected to grow modestly to $39.83 billion in 2002-03, again reflecting the impact of enacted tax cuts on normal receipts growth, as well as the incremental impact of new tax reductions recommended with the Executive Budget, as amended.


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      Overall, both the national and New York economies are expected to continue to expand, at modestly lower rates through 2003. There is no forecast of recession during the outyear projection period.

      Personal income tax receipts are projected to increase to $24.06 billion in 2001-02. The increase from 2000-01 reflects the positive impact of refund reserve transactions on 2000-01 receipts, use of the $1.2 billion in STAR reserves deposited in 2000-01, and a modest reduction in the growth in underlying liability. In addition, receipts are reduced by the incremental value of the STAR tax reduction plan and the required deposit of personal income tax receipts into the School Tax Relief Fund. Personal income tax receipts for 2002-03 are projected to increase to $24.35 billion. The modest increase results from continued normal growth in liability offset by increasing deposits to the School Tax Relief Fund.

      In general, income tax growth for 2001-02 and 2002-03 is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized capital gains, and business income.

      Wages are estimated to continue to grow at a relatively rapid rate by historical standards over the 2001-02 and 2002-03 period reflecting continued above-average employment growth over the projection period. Wage growth does moderate from the atypical large wage gains of 1998 and 1999 as bonus growth (an imp ort ant component of wages) is expected to slow to the 7 to 10 percent range over the 2001 to 2003 period.

      Growth in realized capital gains is projected to gradually slow from the rapid increases experienced over the past several years. This rapid growth has been fueled by the significant "run-up" in the value of equities since 1995. Additionally, changes in the federal tax treatment of capital gains income in 1997 have made the realization of gains more attractive in recent years. The 2001-02 and 2002-03 projections assume a slow-down in the sharp run up in equity markets and a gradual reduction in gains realized in response to the 1997 federal law change as the original unlocking effect of lower tax rates on long-held assets subsides.

      The 2001-02 and 2002-03 projections assume increases in the other major components of income consistent with continued growth in the overall economy. In particular, interest dividend and business income are expected to grow at rates very close to the average growth in these components over the 1995 to 1999 period.

      It should be noted that growth in income tax receipts in recent years has been heavily influenced by special factors including the rapid growth in the stock market noted above. The outyear projections assume a moderation in the special factors that have produced the rapid receipts growth of recent years. However, there is no forecast of a reduction in any of the major income components influencing outyear income tax results.

      Receipts from user taxes and fees are estimated to total $7.28 billion in 2001-02, an increase of $202 million from 2000-01. This increase is due almost exclusively to growth in the sales tax and motor vehicle fees as partly offset by increased earmarking of motor fuel taxes and motor vehicle fees to the dedicated transportation funds.

      User taxes and fees are expected to grow to $7.42 billion in 2002-03. Continuing economic growth is projected over the next several years in the factors which influence sales tax collections. These factors include estimates of continued above-average growth in employment and modest increases in personal income. These assumptions result in underlying growth in the sales tax base in the 5 percent range. The overall growth in this category results from the growth in the sales tax offset by the continued


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increase in the earmarking of motor fuel taxes and motor vehicle fees to the dedicated transportation funds.

      Business tax receipts are estimated to decline to $3.95 billion in 2001-02 as the impact of recently-enacted tax reductions becomes more pronounced. Receipts are projected to fall to $3.76 billion in 2002-03, reflecting the ongoing effect of already-enacted and proposed business tax reductions becoming effective.

      Other taxes are projected to increase to $800 million in 2001-02 as the impact of estate tax reform and the elimination of the gift tax are fully recognized in 2000-01 receipts. In 2002-03, other tax receipts increase by $51 million to an estimated $851 million.

      Miscellaneous receipts are estimated to total $1.26 billion in 2001-02, a decline of $77 million from the prior year. Receipts in this category are projected at $1.23 billion in 2002-03.

      Transfers from other funds are estimated to grow to $2.07 billion in 2001-02 and to $2.22 billion in 2002-03, as revenues associated with transfers that support LGAC and other debt programs continue to grow in concert with the overall economy.

      Disbursements. The State currently projects spending to grow by $2.34 billion (6.2 percent) in 2001-02 and $1.80 billion (4.5 percent) in 2002-03. General Fund spending increases at a higher rate in 2001-02 than in 2002-03 primarily because of the loss or assumed decline in certain funding sources (including federal funds) that offset General Fund spending, as described below.

      Local assistance spending accounts for most of the projected growth in General Fund spending in the outyears, increasing by $1.48 billion (5.7 percent) in 2001-02 and $1.44 billion (5.3 percent) in 2002-03.

      School aid, the largest category of General Fund spending, is projected to grow by $945 million in 2001-02 and $802 million in 2002-03. The estimated growth in school aid on a school year basis ($867 million 2001-02 and $789 million in 2002-03) reflects the reforms proposed in the 2000-01 Executive Budget. These increases are primarily attributable to continuing building aid growth (over $300 million in both 2001-02 and 2002-03); textbook and computer aids ($120 million growth in 2001-02); transportation and special education ($165 million growth annually); and operating aid growth ($170 million in 2001-02; $200 million in 2002-03). Spending for pre-school handicapped programs is expected to grow at roughly 7 percent annually in each of the two projection years.

      Medicaid, the next largest General Fund program, is expected to grow by $557 million in 2001-02 and another $426 million in 2002-03. Spending growth in Medicaid is projected at 7.5 percent annually, consistent with the estimates of the Congressional Budget Office. Medicaid growth is slowed by savings from HCRA 2000 that limit provider inflationary increases to the Consumer Price Index ($11 million in 2000-01 growing to $38 million and then to nearly $ 100 million), and the use of $91 million annually from tobacco settlement funds to partially finance new Medicaid costs.

      The continued strength in the State economy and the success of welfare reforms are expected to help keep State spending for welfare programs essentially flat throughout the projection period. State support for Children and Family Services programs is expected to increase significantly in 2001-02 as additional investments in child care, coupled with the projected loss of federal funds currently used to offset General Fund spending, combine to increase spending by $83 million (10.6 percent) in that year. Mental hygiene programs also grow faster than inflation as a result of the expansion of programs for the mentally ill. Most other programs in local assistance are expected to grow at or below inflation. Revenue


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sharing programs are assumed to be held flat over the projection period.

      State Operations spending is expected to increase by 5.0 percent, or $351 million, in 2001-02 and another 2.5 percent, or $188 million, in 2002-03. These estimates do not include spending for new collective bargaining agreements (other than for the State University system, as discussed below). These costs are carried as a separate reserve in the Financial Plan during these years.

      Most of the growth in State Operations reflects the loss of Federal money used to offset General Fund spending in mental hygiene agencies ($126 million in 2001-02; $31 million in 2002-03), inflationary increases for non-personal service costs of roughly $70 million annually, and funding for the new SUNY collective bargaining agreements concluded with United University Professionals
(UUP). Also contributing to growth over the outyears is continued investment in technology for health and social services agencies ($18 million), normal salary increases ($50 million annually), and cost increases in the Department of Justice, including continued prison expansion ($23 million annually).

      General State Charges are projected to increase by $397 million `in 2001-02 and $142 million in 2002-03. The significant growth in 2001-02 is primarily due to the loss of $250 million in offset funding that provided General Fund savings in 1999-2000 and 2000-01. Health insurance costs that grow at roughly 8 percent ($105 million annually) and modest increases in other benefits and fixed costs account for the balance of the annual increase.

      Transfers to other funds increase by a combined $142 million across the projection period. Debt service transfers are nearly flat due to the assumed use of $750 million in debt reduction reserves deposited to DRRF. Capital projects transfers also remain relatively flat with the exception of the proposed annual transfer of $69 million beginning in 2001-02 to the Remedial Program Transfer Fund to finance the clean-up of hazardous waste sites. Other transfers show growth in the outyears primarily due to the assumed decline in HCRA 2000 offset funding for the State's subsidy to the Roswell Park Cancer Institute.

YEAR 2000 COMPLIANCE

      To date, the State has experienced no significant Year 2000 computer disruptions. Monitoring will continue over the next few months to identify and correct any problems that may arise. However, there can be no assurance that outside parties who provide goods and services to the State will not experience computer problems related to Year 2000 programming in the future, or that such disruptions, if they occur, will not have an adverse impact on State operations or finances.

                               PRIOR FISCAL YEARS

GENERAL FUND 1996-97 THROUGH 1998-99

      The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

      New York State's financial operations have improved during recent fiscal years. During its last seven fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.


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      1998-99 Fiscal Year. The State ended its 1998-99 fiscal year on March 31,
1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

      The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund
(TSRF), the Contingency Reserve Fund (CRF) and the Community Projects Fund
(CPF). The TSRF closing balance was $473 million, following an additional deposit of $73 million in 1998-99. The CRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

      The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000

      General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-99 fiscal year totaled $36.74 billion, an increase of 6.34 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23 percent from 1997-98 levels,

      1997-98 Fiscal Year. The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

      The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an additional deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF closed the fiscal year with a balance of $170 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

      General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1997-98 fiscal year totaled $34.55 billion, an annual increase of 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of 4.41 percent.

      1996-97 Fiscal Year. The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower-than-expected spending for social services programs.

      The General Fund closing balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million (repaying a transfer made in 1991-92) and an additional deposit of $65 million in 1996-97. In addition, $41 million remained on deposit in the CRF. The remaining $75 million reflected amounts then on


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deposit in the CPF. The General Fund closing balance did not include $1.86 billion in the tax refund reserve account; of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

      General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year. General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

                           LOCALITIES AND AUTHORITIES

THE CITY OF NEW YORK

      The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

      The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year. For current information on the City's Financial Plan and its most recent financial disclosure, contact the Office of the Comptroller, Municipal Building, Room 517, One Centre Street, New York, NY 10007, Attention:
Deputy Comptroller for Public Finance.

      To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance the rehabilitation of its infrastructure and other capital needs and to refinance existing debt, as well as for seasonal financing needs. In fiscal year 1998 and again in fiscal year 2000, the State constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent these disruptions in the capital program, two entities were created to issue debt to increase the City's capital financing capacity: (i) the State Legislature created the Transitional Finance Authority ("TFA") in 1997, and (ii) the City created the Tobacco Settlement Asset Securitization Corporation in 1999. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity in fiscal year 2002, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit.

      Fiscal Oversight. In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC MAC) to provide financing assistance to the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

      Currently, the City and its Covered Organizations (i.e., those organizations which receive or may


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

receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In City fiscal year 1997-98, the State constitutional debt limit would have prevented the City from entering into new capital contracts. Therefore, in 1997, the State created the New York City Transitional Finance Authority (TFA) in order to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City's current fiscal year 1999-2000. To continue its capital plan without interruption, the City is proposing an amendment to the State Constitution to change the methodology used to calculate the debt limit. Since an amendment to the Constitution to raise the debt limit could not take effect until City fiscal year 2001-02 at the earliest, the City has decided to securitize a portion of its share of the proceeds from the settlement with the nation's tobacco companies. However, a number of potential developments may affect both the availability and level of funding that the City will receive from the tobacco settlement. City officials have indicated that, should their efforts to securitize a portion of City tobacco settlement proceeds fail or not be accomplished in a timely manner, the City will request that the State increase the borrowing authority of the TFA.

OTHER LOCALITIES

      Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1999-2000 fiscal year.

      The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 1999-2000 totals $113.9 million. In 1997-98, the State increased General Purpose State Aid for local governments by $27 million to $550 million, and has continued funding at this new level since that date.

      While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

      Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings, In 1997, the total indebtedness of all localities in the State, other than New York City, was approximately $21.0 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-two localities had outstanding


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

indebtedness for deficit financing at the close of their fiscal year ending in 1997.

      Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

METROPOLITAN TRANSPORTATION AUTHORITY

      The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Since 1980, the State has enacted several taxes-including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax-that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of I percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. The 1999-2000 enacted budget provides State assistance to the MTA totaling approximately $1.4 billion, an increase of $55 million over the 1998-99 fiscal year.

      State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the 1995-99 Capital Program). In July 1997, the Capital Program Review Board (CPRB) approved the 1995-99 Capital Program and subsequently amended it in August 1997 and in March 1999. The MTA plan now totals $12.55 billion. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The currently approved 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion


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

aggregate bonding authority. The remainder of the plan is projected to be financed with assistance from the federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA.

      The MTA is expected to submit a proposed capital plan for 2000 through 2004 by October 1, 1999 for consideration by the CPRB. There can be no assurance that the proposed capital plan will be approved by the CPRB without significant modifications, that the plan as adopted will be adequate to finance the MTA's capital needs over the plan period, or that funding sources identified in the approved plan will not be reduced or eliminated.

      There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 and 2000-04 Capital Programs or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 and 2000-04 Capital Programs accordingly. If the 1995-99 and 2000-04 Capital Programs are delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

      The MTA has proposed a $17.5 billion capital program for 2000 through 2004. There can be no assurance that the proposed capital plan will be approved by the Capital Program Review Board without significant modifications, that the plan as adopted will be adequate to finance the MTA's capital needs over the plan period, or that funding sources identified in the approved plan will not be reduced or eliminated.

                                   LITIGATION

      The State is involved in various legal proceedings which involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State `in the 1999-2000 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in these proceedings, in updates or supplements to the AIS.


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

                                   APPENDIX C

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA                     Debt rated "AAA" has the highest rating assigned by
                  Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA                      Debt rated "AA" has a very strong capacity to pay
                  interest and repay principal and differs from the highest rated issues only in a small degree.

A                       Debt rated "A" has a strong capacity to pay interest and
                  repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB                     Debt rated "BBB" is regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB                      Debt rated "BB" has less near-term vulnerability to
                  default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Plus(+) or
Minus(-) The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper, including Tax Exempt

A                       Issues assigned this highest rating are regarded as
                  having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1                     This highest category indicates that the degree of
                  safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2                     Capacity for timely payment on issues with this
                  designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3                     Issues carrying this designation have adequate capacity
                  for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


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

MOODY'S

Corporate and Municipal Bonds

Aaa                     Bonds which are rated Aaa are judged to be of the best
                  quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa                      Bonds which are rated Aa are judged to be of high
                  quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A                       Bonds which are rated A possess many favorable
                  investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa                     Bonds which are rated Baa are considered as medium grade
                  obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba                      Bonds which are rated Ba are judged to have speculative
                  elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Note                    Moody's applies numerical modifiers, 1,2, and 3 in each
                  generic rating classification from Aa through Bb in its corporate bond rating system. The modifier 1 indicates that the security rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Those municipal bonds within the Aa, A, Baa, and Ba categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, and Ba1.

Commercial Paper

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


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

                        Leading market positions in well established industries.

                        High rates of return on funds employed.

                        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                        Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2                 Issuers rated Prime-2 (or supporting institutions) have
                  a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3                 Issuers rated Prime-3 (or supporting institutions) have
                  an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime               Issuers rated "Not Prime" do not fall within any of the
                  Prime rating categories.

FITCH INVESTORS SERVICE

Corporate Bond Ratings

AAA                     Securities of this rating are regarded as strictly
                  high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA                      Securities in this group are of safety virtually beyond
                  question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien -- in many cases directly following an AAA security -- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.


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

A                       Securities of this rating are considered to be
                  investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB                     Securities of this rating are considered to be
                  investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus(+) or
Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper Ratings

F-1+                    Exceptionally Strong Credit Quality. Issues assigned
                  this rating are regarded as having the strongest degree of assurance for timely payment.

F-1                     Very Strong Credit Quality. Issues assigned this rating
                  reflect an assurance of timely payment only slightly less in degree than the strongest issue.

F-2                     Good Credit Quality. Issues assigned this rating have a
                  satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and F-1" ratings.

F-3                     Fair Credit Quality. Issues assigned this rating have
                  characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS RATINGS

Corporate Bond Ratings

AAA                     Highest credit quality. The risk factors are negligible,
                  being only slightly more than for risk-free U.S. Treasury
                  Funds.

AA+
AA, AA-                 High credit quality. Protection factors are strong. Risk
                  is modest but may vary slightly from time to time because of economic conditions.

A+
A, A-                   Protection factors are average but adequate. However,
                  risk factors are more variable and greater in periods of economic stress.



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

BBB+
BBB, BBB-         Below average protection factors but still considered
                  sufficient for prudent investment. Considerable variability in risk during economic cycles.

Commercial Paper Ratings

Duff 1+                 Highest certainty of timely payment. Short term
                  liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

Duff 1                  Very high certainty of timely payment. Liquidity factors
                  are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-                 High certainty of timely payment. Liquidity factors are
                  strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2                  Good certainty of timely payment. Liquidity factors and
                  company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3                  Satisfactory liquidity and other protection factors
                  qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


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


                       STATEMENT OF ADDITIONAL INFORMATION

         REPUBLIC NEW YORK TAX-FREE BOND FUND (ADVISER (CLASS Y) SHARES)
                 REPUBLIC EQUITY FUND (ADVISER (CLASS Y) SHARES)
                           REPUBLIC FIXED INCOME FUND
                       REPUBLIC INTERNATIONAL EQUITY FUND
                         REPUBLIC SMALL CAP EQUITY FUND

                                  PO Box 182845
                            Columbus, Ohio 43218-2845

     General and Account Information:        (800) 782-8183 (Toll Free)
     ------------------------------------------------------------------
                                  HSBC Bank USA
                          Investment Manager--All Funds
                 Investment Adviser--New York Tax-Free Bond Fund
                         (the "Manager" or an "Adviser")

       Miller Anderson & Sherrard                      Capital Guardian Trust Company
Investment Sub-Adviser--Fixed Income Fund      Investment Sub-Adviser--International Equity Fund
             (an "Adviser")                                    (an "Adviser")

    Alliance Capital Management L.P.                  MFS Institutional Advisors, Inc.
   Investment Sub-Adviser--Equity Fund           Investment Sub-Adviser--Small Cap Equity Fund
             (an "Adviser")                                    (an "Adviser")

         Brinson Partners Inc.                               BISYS Fund Services
   Investment Sub-Adviser--Equity Fund         Administrator, Distributor and Sponsor--All Funds
             (an "Adviser")                             Administrator--All Portfolios
                                             ("BISYS," "Administrator," "Distributor," or "Sponsor")

      Republic New York Tax-Free Bond Fund (Adviser (Class Y) Shares), Republic Equity Fund (Adviser (Class Y) Shares) are separate series of the Republic Funds Trust, an open end management company which currently consists of eight series, and the Republic Fixed Income Fund, Republic International Fund, and Republic Small Cap Equity Fund (collectively the "Funds", and individually, the "Fund") are separate series of the Republic Advisor Funds Trust (the "Trust"), an open-end, management investment company which currently consists of three series. The Funds are described in this Statement of Additional Information.

      Shares of the Funds are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE ADVISER (CLASS Y) SHARES OF THE FUND, AS APPROPRIATE,

EACH DATED February 29, 2000 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

      References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated February 29, 2000 of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

      February 29, 2000

                                TABLE OF CONTENTS

                                                                            PAGE
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................1

    New York Tax-Free Bond Fund................................................1
    The Equity Fund............................................................3
    Fixed Income Fund..........................................................5
    International Equity Fund..................................................7
    Small Cap Equity Fund......................................................8
    Fixed Income Securities....................................................9
    U.S.Government Securities..................................................9
    Convertible Securities.....................................................9
    High Yield/High Risk Securities............................................9
    "When-Issued" Municipal Obligations.......................................11
    Variable Rate Instruments.................................................11
    Inverse Floating Rate Obligations.........................................12
    Foreign Securities........................................................13
    Emerging Markets..........................................................13
    American Depositary Receipts..............................................16
    Warrants..................................................................17
    Zero Coupon Obligations...................................................17
    Mortgage-Related and Other Asset Backed Securities........................18
    Eurodollar and Yankee Bank Obligations....................................23
    Lending of Portfolio Securities...........................................24
    Repurchase Agreements.....................................................24
    Illiquid Investments, Rule 144A Securities and Section 4(2) Securities....25
    Derivatives...............................................................26
    Options and Futures.......................................................26
    Forward Foreign Currency Contracts and Options on Foreign Currencies......35
    Brady Bonds...............................................................37
    Foreign Currency Exchange-Related Securities..............................38
    Sovereign and Supranational Debt Obligations..............................39
    Mortgage Dollar Roll Transactions.........................................39
    Banking Industry and Savings and Loan Industry Obligations................40
    Firm Commitment Agreements and When-Issued Securities.....................40
    Swaps, Caps, Floors and Collars...........................................40
    Participation Interests...................................................41
    Portfolio Turnover........................................................42
    Portfolio Management......................................................43
    Portfolio Transactions....................................................44
    Special Factors Affecting New York........................................46

INVESTMENT RESTRICTIONS.......................................................47

    New York Tax-Free Bond Fund...............................................47
    Equity Fund...............................................................51

    Fixed Income Fund.........................................................53
    International Equity Fund.................................................56
    Small Cap Equity Fund.....................................................58
    Percentage And Rating Restrictions........................................62

PERFORMANCE INFORMATION.......................................................62

MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST...............................65

    Trustees And Officers.....................................................65
    Compensation Table........................................................67
    Investment Manager........................................................67
    Fixed Income Fund Sub-Adviser.............................................69
    Equity Fund Sub-Adviser...................................................69
    International Equity Fund Sub-Adviser.....................................70
    Small Cap Equity Fund Sub-Adviser.........................................70
    Fund Administrator........................................................71
    The Distributor and Sponsor...............................................72
    Transfer Agent............................................................72
    Custodian.................................................................72
    Shareholder Servicing Agents..............................................73
    Expenses..................................................................74

DETERMINATION OF NET ASSET VALUE..............................................74

PURCHASE OF SHARES............................................................76

    Exchange Privilege........................................................76
    Automatic Investment Plan.................................................77

REDEMPTION OF SHARES..........................................................77

    Systematic Withdrawal Plan................................................78

RETIREMENT PLANS..............................................................78

    Individual Retirement Accounts............................................78
    Defined Contribution Plans................................................78
    Section 457 Plan, 401(k) Plan, 403(b) Plan................................79

DIVIDENDS AND DISTRIBUTIONS...................................................79

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES..........................79

TAXATION .....................................................................84

    Tax Status of the Funds...................................................86
    The Portfolio.............................................................86
    Distributions.............................................................86
    Tax-Exempt Income.........................................................87

    Foreign Taxes.............................................................88
    Dispositions..............................................................88
    Backup Withholding........................................................89
    Other Taxation............................................................89
    Fund Investments..........................................................89
    Alternative Minimum Tax...................................................91
    Special Tax Considerations................................................91

OTHER INFORMATION.............................................................92

    Capitalization............................................................92
    Independent Auditors......................................................92
    Counsel...................................................................92
    Registration Statement....................................................92

FINANCIAL STATEMENTS..........................................................92

APPENDIX A....................................................................94

DESCRIPTION OF MUNICIPAL OBLIGATIONS..........................................94

ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS..............96

    Description of Security Ratings..........................................118

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

      The following information supplements the discussion of the investment objective policies, and risks of the Funds discussed in the Prospectus. Each of the Fixed Income, International Equity and Small Cap Equity Funds invests all of its assets in a master portfolio (a "Portfolio") that has a substantially similar investment objective. For simplicity's sake, all discussion of investment objectives, strategies and risks of the Funds refer also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated.

NEW YORK TAX-FREE BOND FUND

      The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Funds with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment.

      The Adviser seeks to achieve the investment objective of the Fund by investing the assets of the Funds primarily in municipal bonds and notes and other debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income taxes. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations".) The Adviser invests on behalf of the Funds in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal, New York State and New York City personal income taxes ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer of those obligations.

      Although under normal circumstances, the Adviser attempts to invest 100%, and does invest at least 65%, of the New York Tax-Free Bond Fund assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Adviser may purchase on behalf of the Fund Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes. As a fundamental policy the Adviser will invest at least 80% of the Fund's net assets in tax exempt obligations. As a temporary defensive measure, the Adviser may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to regular federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Also, as a temporary defensive measure during times of adverse market conditions, assets of the Fund may be held in cash or invested in the short-term obligations described below, the interest income on which is taxable to shareholders as ordinary income for federal and New York State and New York City personal income tax purposes.

      All of the investments of the Fund are made in:

            (1) Municipal bonds that at the date of purchase are rated Aaa, Aa, A or Baa by Moody's, AAA, AA, A or BBB by S&P or AAA, AA, A or BBB by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

            (2) Municipal notes that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

            (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

            (4) Commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by the Adviser, obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets, and cash.

      Municipal bonds rated Baa by Moody's or BBB by S&P or Fitch may have some speculative elements. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser takes into consideration, among other factors, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the quality of the issuer's management, and legal and regulatory matters. For a general discussion of Municipal Obligations and the risks associated with an investment therein, see Appendix A to the Statement of Additional Information.

      The maximum maturity of any debt security held for the Fund is 35 years.

      Although higher quality Municipal Obligations may produce lower yields, they generally are easier to sell or trade than lower quality Municipal Obligations. To protect the value of its shareholders' investment under adverse market conditions, the Adviser from time to time may deem it prudent to purchase higher quality Municipal Obligations or taxable obligations for the Fund, with a resultant decrease in yield or increase in the proportion of taxable income.

      The net asset value of the Fund's shares changes as interest rates fluctuate. When interest rates decline, the value of the Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of the Fund's portfolio can be expected to decline. Such changes in the value of the Fund's portfolio are reflected in the net asset value of shares of the New York Tax-Free Bond Fund but do not affect the income received by the Fund from its portfolio securities. Municipal Obligations with longer maturities, such as those in which the Fund is invested, generally produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than such securities with shorter maturities. Dividends distributed to shareholders rise or fall in direct relation to the Fund's net income. Since available yields vary, no specific level of income can be assured.

      As a non-diversified investment company, the Trust is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the

Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

      The Adviser may invest more than 25% of the assets of the Fund in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various industrial projects). Certain investors in the Fund may be required to pay a federal alternative minimum tax on Fund dividends attributable to interest on certain industrial revenue bonds. The Adviser also may invest more than 25% of the assets of the Fund in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of the Fund's assets in any one such industry) at times when the relative value of issues of such a type is considered by the Adviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks which these investments may entail.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be adversely affected.

      Electric utilities face problems in financing large and lengthy construction programs, such as cost increases and delay occasioned by regulatory and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining sufficient rate increases, the effect of energy conservation and difficulty of the capital markets to absorb utility debt.

      Hospital bond ratings are often based on feasibility studies containing projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding levels, possible federal or state legislation limiting the rates of increase of hospital charges, and weakened state finances which limit and/or delay aid payments.

THE EQUITY FUND

      The following information supplements the discussion of the investment objectives, policies, and risks of the Republic Equity Fund discussed in the Prospectus. The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund will normally invest in equity securities of seasoned companies in sound financial condition which are expected to show above-average price appreciation.

      The Fund will normally invest at least 65% of its total assets in equity securities of seasoned companies in sound financial condition with large or intermediate capitalization which are expected to show above-average price appreciation. The Fund may invest in a broad range of equity securities, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock.

      The Fund also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and (e) invest up to 35% in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time and option is written. The Fund will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Equity Fund may retain any bond whose rating drops below investment grade if its is in the best interest of the Fund's shareholders. Securities rated BB/Ba by a nationally recognized statistical rating organization are considered to have speculative characteristics.

      The Fund may lend its portfolio securities. These loans may not exceed 30% of the value of the Fund's total assets.

      The Fund will not purchase securities for trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Fund may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing. The Fund may invest up to 15% of its net assets in illiquid securities.

      HSBC, the Equity Fund's investment manager, will allocate the Fund's assets between the Fund's two sub-advisers, Alliance Capital Management L.P. ("Alliance") and Brinson Partners, Inc. ("Brinson") (collectively, the "Sub-Advisers"). While HSBC maintains complete discretion regarding the allocation of the Fund's assets, HSBC anticipates that it typically will allocate the Fund's assets evenly between the Sub-Advisers, each of which pursues the Fund's investment objective in the manner described below.

      Alliance. Alliance seeks the Fund's investment objective by pursuing a "growth" style of investing in marketable equity securities, primarily of U.S. companies. However, the Fund may purchase foreign, as well as domestic, equity securities. Alliance normally will invest substantially all of the Fund's assets allocated to it in common stocks which Alliance believes will appreciate in value.

      Alliance generally seeks to invest the Fund's assets in financially secure firms with established operating histories that are proven leaders in their industry or market sector. Such companies may demonstrate characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share, and increasing return on investments. However, Alliance may invest the Fund's assets in companies that do not demonstrate such characteristics if it expects such companies to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or basic changes in the economic environment.

      Alliance analyzes each company considered for investment, using internal fundamental research analysts, to determine its source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share. At the same time, Alliance conducts an analysis of the financial condition of each company and selects those prospects that demonstrate the greatest potential for above-average capital appreciation and growth in earnings. Alliance's philosophy is to seek the best available combination of relative earnings growth and attractive valuation.

      Brinson. Brinson seeks the Fund's investment objective by pursuing a "value" style of investment management. Brinson's approach to investing for the Fund is to invest in the equity securities of U.S. companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. Brinson's research focuses on several levels of analysis, first, on understanding wealth shifts that occur within the equity market, and second, on individual company research. At the company level, Brinson quantifies expectations of a company's ability to generate profit and to grow business into the future.

      For each stock under analysis, Brinson discounts to the present all of the future cash flows that it believes will accrue to the Fund from the investment in order to calculate a present or intrinsic value. This value estimate generated by Brinson's proprietary valuation model is compared to observed market price and ranked against other stocks accordingly. The rankings, in combination with Brinson's investment judgment, determine which securities are included in the portfolio.

      Brinson monitors and assesses the degree to which the portfolio becomes concentrated in industry or common types of stocks, and adjusts the portfolio to balance the price/value opportunities with their concentrations. Brinson imposes limits on the degree of concentration, as the Fund does not intend to concentrate its investments in a particular industry.

FIXED INCOME FUND

      The investment objective of the Fixed Income Fund is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fund seeks to achieve its investment objective by investing all of its assets in the Republic Fixed Income Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Fund's average weighted maturity will ordinarily exceed five years.

      The Fund will normally invest at least 65% of its total assets in fixed income securities. The Fund may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-throughs, mortgage- backed bonds, collateralized mortgage obligations ("CMOs") and other asset- backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

      Miller Anderson & Sherrerd ("MAS") (the "Adviser") will seek to achieve the Fund's objective by investing at least 80% of the Fund assets in investment grade debt or fixed income securities. Investment grade debt securities are those rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group, Inc. ("S&P") or Fitch Investors Service, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")), or in the case of unrated securities, determined by the Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category have speculative characteristics and are subject to greater credit and market risks than higher-rated bonds.

      Up to 20% of the Fund's assets may be invested in preferred stock, convertible securities, and in fixed income securities that at the time of purchase are rated Ba or B by Moody's or BB or B by S&P or rated comparably by another NRSRO (or, if unrated, are deemed by the Fixed Income Adviser to be of comparable quality). Securities rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, are described as "speculative" by both Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk.

      From time to time, the Adviser may invest more than 50% of the Portfolio's assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. When investing in mortgage-backed securities, it is expected that the Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Portfolio may invest without limit in mortgage-backed securities of private issuers when the Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage- backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Adviser to be of comparable quality.

      A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

      A portion of the Fund assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Fund may also purchase securities of developing countries; however, the Fund does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk.

      The Fund may invest in Eurodollar bank obligations and Yankee bank obligations. The Fund may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan". The Fund may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Fund may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

INTERNATIONAL EQUITY FUND

      The investment objective of the International Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depository Receipts ("ADRs") and U.S. registered securities) and securities whose principal markets are outside of the United States. The investment characteristics of the Fund correspond to those of the International Equity Portfolio (the "Portfolio"). The Fund will normally invest at least 80% of its total assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations. The common stock in which the Fund may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The principal investments of the Fund will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East, although the Fund may invest up to 20% of its assets in equity securities of companies in emerging markets.

      The Fund intends to have at least three different countries represented in its portfolio. It is the current intention of the Fund to invest primarily in companies with large market capitalizations. The Fund seeks to outperform the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

      Under exceptional conditions abroad or when, in the opinion of Capital Guardian Trust Company ("CGTC" or the "Adviser"), economic or market conditions warrant, the Portfolio may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the Fund will be limited to those rated, at the time of investment, in the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk.

      CGTC uses a system of multiple portfolio managers pursuant to which the Fund is divided into segments which are assigned to individual portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

      Because of the risks associated with common stocks and other equity investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. The Adviser seeks to reduce these risks by diversifying the portfolio as well as by monitoring broad economic trends and corporate and legislative developments.

SMALL CAP EQUITY FUND

      The investment objective to the Small Cap Equity Fund is to seek long-term growth of capital by investing in equity securities of emerging small and medium-sized companies that are expected to show earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Fund seeks to achieve its objective by investing all of its assets in the Republic Small Cap Equity Portfolio (the "Portfolio"). The Small Cap Equity Fund invests, under normal market conditions, at least 80% of its assets in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of emerging growth companies. Emerging growth companies generally would have small (under $1 billion) market capitalizations and would have annual gross revenues ranging from $10 million to $1 billion, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized. However, the Small Cap Equity Fund may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Small Cap Equity Fund may invest up to 20% (and generally expects to invest between 5% and 10%) of its assets in foreign securities (excluding ADRs).

      Although the Small Cap Equity Fund will invest primarily in common stocks, the Fund may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

      When MFS Institutional Advisers (the "Adviser") believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Small Cap Equity Fund assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Small Cap Equity Fund may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

FIXED INCOME SECURITIES

      Each Fund may invest in fixed income securities. To the extent the Funds invest in fixed income securities, the net asset value of each Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Each Fund's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund's shorter-term obligations.

U.S. GOVERNMENT SECURITIES

      For liquidity purposes and for temporary defensive purposes, the Funds may invest in U.S. Government securities held directly or under repurchase agreements. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

      Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

CONVERTIBLE SECURITIES

      The Equity and International Equity Fund may buy securities that are convertible into common stock. Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

      Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

      Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.

HIGH YIELD/HIGH RISK SECURITIES

      As stated in the Prospectus, each Fund (except the New York Tax-Free Bond
Fund) may invest in lower rated, high-yield, "junk" bonds. These securities are generally rated lower than Baa by Moody's or lower than BBB by S&P. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks that may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower rated, high-yield bonds, each Adviser's research and analyses are important ingredients in the selection of lower rated, high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Funds do not have any minimum rating criteria applicable to the fixed-income securities in which they invests. A description of the ratings used herein and in the Prospectus is set forth in Appendix C to this Statement of Additional Information.

      Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of each Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

      The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisers do not rely solely on credit ratings when selecting securities for the Funds, and each Adviser develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a security held by a Fund, the Fund may retain the security if its Adviser deems it in the best interest of investors.

"WHEN-ISSUED" MUNICIPAL OBLIGATIONS

      The New York Tax-Free Bond Fund may invest in "when-issued" municipal obligations. New issues of Municipal Obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations offered on this basis are each fixed at the time the Fund commits to the purchase, although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time the Trust commits to purchase the "when-issued" or "forward delivery" Municipal Obligation and the time delivery and payment are made, the "when-issued" or "forward delivery" Municipal Obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that Municipal Obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" Municipal Obligation is accrued for the Fund until delivery occurs. Although the Fund only makes commitments to purchase "when-issued" or "forward delivery" Municipal Obligations with the intention of actually acquiring them, the Fund may sell these obligations before the settlement date if deemed advisable by the Adviser. Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" Municipal Obligation may have a lesser (or greater) value at the time of settlement than the Fund's payment obligation with respect to that Municipal Obligation. Furthermore, if the Fund sells the "when-issued" or "forward delivery" Municipal Obligation before the settlement date or if the Fund sells other obligations from its portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

      Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. A separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

VARIABLE RATE INSTRUMENTS

      The New York Tax-Free Bond and Fixed Income Funds may invest in variable rate instruments. Variable rate instruments that an Adviser may purchase on behalf of a Fund provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

      Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

      Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for Municipal Obligations. These instruments are considered derivatives and the value of such instruments may be more volatile than other floating rate Municipal Obligations.

      Certain floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. With respect to the Fixed Income Fund, the demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," below.

      The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for the Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

INVERSE FLOATING RATE OBLIGATIONS

      The Fixed Income Fund may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

FOREIGN SECURITIES

      Each Fund (except the New York Tax-Free Bond Fund) may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on the Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of the Funds, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends and interest payments from foreign securities may be withheld at the source. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.

      The Small Cap Equity Fund may invest in securities of foreign growth companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth.

EMERGING MARKETS

      The International Equity and Small Cap Equity Funds may invest in securities of issuers located in countries with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth ("emerging markets"), which presents greater risk than investing in foreign issuers in general. The International Equity Fund may invest up to 20% of its assets in the equity securities of companies based in emerging markets. A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on the Fund investments.

      Investing in formerly communist East European countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the fall of communism and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy. The International Equity Fund does not currently intend to invest a significant portion of its assets in formerly communist East European countries.

      With respect to the International Equity and Small Cap Equity Fund, "emerging markets" include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

      A company in an emerging market is one that: (i) is domiciled and has its principal place of business in an emerging market or (ii) (alone or on a consolidated basis) derives or expects to derive at least 50% of its total revenue from either goods produced, sales made or services performed in emerging markets.

      Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by a Fund. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund assets should these conditions recur.

      Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

      Liquidity, Trading Volume, Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      Default, Legal Recourse. A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by a Fund defaults, that Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

      Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

      Withholding. Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Portfolio makes its investments. A Fund net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. An Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

      Foreign Currencies. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

AMERICAN DEPOSITARY RECEIPTS

      The International Equity and Small Cap Equity Funds may invest in American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The International Equity and Small Cap Equity Funds may invest in either type of ADR.

      Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Portfolio's custodian in five days. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

      The Small Cap Equity Fund also may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"), or other similar securities convertible into securities of foreign issuers. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by foreign bank and trust companies that evidence ownership of either foreign or domestic underlying securities. IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

WARRANTS

      The Equity and International Equity Funds may each invest up to 10% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of the International Equity Fund. Consequently, with respect to the International Equity Fund, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

ZERO COUPON OBLIGATIONS

      The Fixed Income Fund may invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The Fixed Income Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

MORTGAGE-RELATED AND OTHER ASSET BACKED SECURITIES

      The Fixed Income Fund may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.

      There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million 30-year FNMA 9's and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

      Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

      Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

      Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S.Government.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid.

      Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage- related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

      Collateralized Mortgage Obligations ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the

Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities --Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage- backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

      Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flow and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

      Other Asset-Backed Securities. The Fixed Income Fund may also invest in asset-backed securities unrelated to mortgage loans. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The U.S. Bond Index Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

EURODOLLAR AND YANKEE BANK OBLIGATIONS

      The Fixed Income Fund may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

LENDING OF PORTFOLIO SECURITIES

      The Equity, International Equity and Small Cap Equity Funds may seek to increase their income by lending portfolio securities to entities deemed creditworthy by the Advisers. Each Fund may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. The International Equity Fund will not lend its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time. The Equity Fund's loans will not exceed 30% of its total assets and it is not intended that the value of the securities loaned by the Small Cap Equity Fund will exceed 30% of the value of the its total assets.

      By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. Each Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (iv) the Fund may pay only reasonable fees in connection with the loaned securities (no fee will be paid to affiliated persons of the Fund); and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

      Although the Funds would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by an Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk.

REPURCHASE AGREEMENTS

      The Funds may invest in repurchase agreements, which are transactions in which a fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements are considered to be loans collateralized by the underlying security under the 1940 Act, and therefore will be fully collateralized. The Advisers will continually monitor the value of the underlying securities to ensure that their value, including accrued interest, always equals or exceeds the repurchase price.

      The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. While the management of the Funds acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

      The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. Each Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after an Adviser has determined that the seller is creditworthy, and the Adviser monitor that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

      In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Funds but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. The Advisers will continually monitor the value of the underlying securities to ensure that their value, including accrued interest, always equals or exceeds the repurchase price. The International Equity Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 15% of its net assets.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES AND SECTION 4(2) SECURITIES

      Each Fund may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by the Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices. The Fixed Income, International Equity, and Small Cap Equity Funds have a policy that no more than 25%, 10% and 10%, respectively, of their net assets may be invested in restricted securities which are restricted as to resale, including Rule 144A and Section 4(2) securities.

      The Advisers may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to the Portfolio's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that an Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

DERIVATIVES

      The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. A mutual fund, of course, derives its value from the value of the investments it holds and so might even be called a "derivative." Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. A description of the derivatives that each Fund may use and some of their associated risks follows.

OPTIONS AND FUTURES

      Each Fund (except the New York Tax-Free Bond Fund) may invest in options and futures contracts. The New York Tax-Free Bond Fund may invest in futures contracts. The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of a Fund. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If an Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit the potential of the Fund to realize gains as well as limit their exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position.

      Options on Securities. Funds that may invest in options may write (sell) covered call and put options on securities and purchase call and put options. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A Fund may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to a Fund's position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

      A Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by a Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

      A Fund may also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option on a portfolio security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by a Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. A Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

      The staff of the SEC has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Fund's assets (the "SEC illiquidity ceiling"). The Advisers intend to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Each Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. Each Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

      The Equity Fund also may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Equity Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Equity Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

      Options on Securities Indices. The Funds that may invest in options may write (sell) covered call and put options and purchase call and put options on securities indices. A Fund may cover call options on securities indices by owning securities whose price changes, in the opinion of an Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. The Fund may cover put options on securities indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      A Fund will receive a premium from writing a put or call option on a securities index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investment. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      A Fund may also purchase put options on securities indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      Futures Contracts. Funds that may invest in futures contracts for the purchase or sale for future delivery of securities or foreign currencies or contracts based on indices of securities as such instruments become available for trading. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and price. This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which a Fund intends to purchase at a later date. Futures contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

      Futures Contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures Contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

      While futures contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The futures contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day a Fund may provide or receive cash that reflects the decline or increase in the value of the contract. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was entered into.

      The purpose of the purchase or sale of a futures contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the Fund's futures contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

      Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of futures contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of liquid instruments from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts, thereby assuring that the transactions are unleveraged.

      Futures contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

      A futures contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. A Fund may enter into stock index futures contracts in order to protect the Fund's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that Fund intends to purchase. As such acquisitions are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Futures contracts on other securities indices may be used in a similar manner in order to protect the portfolio from broad fluctuations in securities prices and for non-hedging purposes to the extent permitted by applicable law.

      The New York Tax-Free Bond Fund may enter in futures contracts on any fixed income securities or indexes of municipal securities. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, three-month U.S. Treasury bills and on an index of municipal bonds. The New York Tax-Free Bond Fund would purchase and sell futures contracts on indexes of municipal securities for the purpose of hedging against a broad market decline which would cause a general reduction in the value of the Fund's portfolio of municipal securities, or in the value of a portion of such portfolio. To the extent that municipal securities held in the New York Tax-Free Bond Fund's portfolio are the same, or have the same characteristics, as the securities comprising the index underlying the futures contract, changes in the value of the index should correlate closely with changes in the value of the Fund's portfolio securities. Under such circumstances, declines in the value of the New York Tax-Free Bond Fund's portfolio securities may be offset through gains on the Fund's futures position. Similarly, the Trust may purchase futures contracts on indexes of municipal securities on behalf of the New York Tax-Free Bond Fund where it expects to acquire a portfolio of municipal securities for the Fund and anticipates an increase in the cost of such securities prior to acquisition. To the extent that the securities to be acquired reflect the composition of the index underlying the Futures Contract, such increased cost may be offset, in whole or in part, through gains on the futures position. To the extent that the New York Tax-Free Bond Fund enters into futures contracts on securities other than municipal bonds, there is a possibility that the value of such futures contracts will not correlate in direct proportion to the value of the portfolio securities since the value of municipal bonds and other debt securities may not react in the same manner to a general change in interest rates and may react differently to factors other than changes in the general level of interest rates. The New York Tax-Free Bond Fund's overall performance would be adversely affected if the value of its futures contracts on securities other than municipal bonds declined disproportionately to the value of the Fund's municipal bond portfolio.

      The New York Tax-Free Bond Fund has adopted the requirement that futures contracts only be used for the Fund as a hedge and not for speculation. In addition to this requirement, the Fund has also adopted two percentage restrictions on the use of futures contracts. The first is that no futures contracts will be entered into for the New York Tax-Free Bond Fund if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the futures contracts held for the New York Tax-Free Bond Fund not exceed 50% of the market value of the Fund's total assets. Neither of these restrictions would be changed by the Fund's Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies. The New York Tax-Free Fund has no current intention of entering into any futures contract in the foreseeable future.

      The Fixed Income Fund will not enter into futures contracts or options thereon to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets. The Fixed Income Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of the Fixed Income Fund's net assets. The Fixed Income Fund will segregate assets or "cover" its positions consistent with requirements under the 1940 Act. The Fixed Income Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

      Options on Futures Contracts. The Equity and Small Cap Equity Fund may write and purchase options to buy or sell futures contracts. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency underlying the futures contract. If the futures price at expiration of the option is below the exercise price, each of the Equity and Small Cap Equity Funds will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or currency underlying the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Equity and Small Cap Equity Funds will each retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option written by the Equity or Small Cap Equity Fund is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, each Fund's losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Equity and Small Cap Equity Funds may purchase options on futures contracts for hedging purposes as an alternative to purchasing or selling the underlying futures contracts, or for non-hedging purposes to the extent permitted by applicable law. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, a Fund may, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call options on futures contracts, rather than purchasing the underlying futures contracts. As in the case of options, the writing of options on futures contracts may require the Funds to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of options on futures contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

      Risk Factors: Imperfect Correlation of Hedging Instruments with a Fund's Portfolio. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, and forward contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, futures contracts or forward contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, future contract or forward contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures contracts and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where a Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

      The correlation between prices of securities and prices of options, futures contracts or forward contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, futures contract and forward contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by an Adviser may still not result in a successful transaction. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, futures contract or forward contract approaches.

      The trading of options, futures contracts and forward contracts also entails the risk that, if an Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

      It should be noted that a Fund may purchase and write options not only for hedging purposes, but also for the purpose of attempting to increase its return. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

      Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a position in an exchange-traded option, futures contract or option on a futures contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Portfolio could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Portfolio's ability effectively to hedge its portfolio.

      The liquidity of a secondary market in an option or futures contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent a Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and futures contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and futures contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Options on Futures Contracts. In order to profit from the purchase of an option on a futures contract, it may be necessary to exercise the option and liquidate the underlying futures contract, subject to all of the risks of futures trading. The writer of an option on a futures contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

      Additional Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on the United States Exchanges. The available information on which a Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

      Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for a Fund to enter into the trading strategies identified herein or to liquidate existing positions.

      As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. A Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or forward contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a forward contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under such circumstances, the Portfolio may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

      While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Portfolio to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. Certain tax requirements may limit the extent to which a Fund will be able to hold currencies.

      Restrictions on the Use of Options and Futures. In order to assure that a Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that a Fund enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a Fund's assets. In addition, a Fund must comply with the requirements of various state securities laws in connection with such transactions.

      The Small Cap Equity Fund has adopted the additional policy that it will not enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of the Small Cap Equity Fund's total assets. Moreover, the Small Cap Equity Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.

      When a Fund purchases a futures contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the futures contract, thereby insuring that the leveraging effect of such futures is minimized.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

      The Funds (except the New York Tax-Free Bond Fund) may invest in forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The Fixed Income and International Equity Funds may not enter into such contracts for speculative purposes.

      The Equity and Small Cap Equity Funds may enter into forward contracts for hedging purposes as well as for non-hedging purposes. The Equity and Small Cap Equity Funds may also enter into forwards contracts on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the value of the two currencies. The Equity Fund may purchase options on futures contracts for hedging purposes as an alternative to purchasing or selling the underlying futures contracts, or for non-hedging purposes to the extent permitted by applicable law. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, a Fund may, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, a Fund may purchase call options on futures contracts, rather than purchasing the underlying futures contracts. As in the case of options, the writing of options on futures contracts may require the Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of options on futures contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

      Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. A Fund may also enter into transactions in forward contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk of losses which will reduce its gross income. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, a Portfolio may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

      The Funds have no specific limitation on the percentage of assets they may commit to forward contracts, subject to its stated investment objective and policies, except that a Fund will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. By entering into transactions in forward contracts, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Portfolio may sustain losses which will reduce its gross income. Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

      The Fixed Income Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

      The Fixed Income Fund may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Fixed Income Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fixed Income Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

      There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Fixed Income Fund's obligation under the forward contract. On the date of maturity the Fixed Income Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When the Fixed Income Fund enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

      The Funds have established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

BRADY BONDS

      The Fixed Income Fund may invest in Brady Bonds. The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program that would enable a debtor country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisioned that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following: (i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

      Brady Plan debt restructurings totaling approximately $73 billion have been implemented to date in Argentina, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds aggregating approximately $35 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

      Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity,
(ii) the collateralized interest payments, (iii) the uncollateralized payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

      The Fixed Income Fund may invest in the foreign currency exchange-related securities described below.

      Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants 'sm' ("CEWs"'sm') are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or German deutsche mark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the "OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

      Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs"'sm') are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLS is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

      Performance Indexed Paper. Performance indexed paper ("PIPs"'sm') is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

      The Fixed Income Fund has no current intention of investing in CEWs'sm', PERLs'sm' or PIPs'sm'.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

      To the extent a Fund invests in sovereign and supranational debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, an investment in the Fund may be subject to a high degree of risk, and the sovereign debt obligation may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

MORTGAGE DOLLAR ROLL TRANSACTIONS

      The Fixed Income Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Fixed Income Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fixed Income Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fixed Income Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fixed Income Fund may also be compensated by receipt of a commitment fee. When the Fixed Income Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Fixed Income Fund's custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fixed Income Fund 's investment restrictions.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

      As a temporary defensive measure, the Fixed Income Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Fixed Income Fund may not invest in time deposits maturing in more than seven days. The Fixed Income Fund will limit its investment in time deposits maturing from two business days through seven calendar days to 15% of its total assets.

      The Fixed Income Fund will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the "FDIC"),
(ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Sub-Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Fixed Income Fund.

      The Fixed Income Fund may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described above and in this Statement of Additional Information.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES

      The Fixed Income Fund may purchase and sell securities on a when-issued or firm-commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date. On the settlement date, the market value of the security may be higher or lower than its purchase or sale price under the agreement. If the other party to a when-issued or firm- commitment transaction fails to deliver or pay for the security, the Fixed Income Fund could miss a favorable price or yield opportunity or suffer a loss. The Fixed Income Fund will not earn interest on securities until the settlement date. The Fixed Income Fund will maintain in a segregated account with the custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when- issued basis.

SWAPS, CAPS, FLOORS AND COLLARS

      The Fixed Income Fund may enter into swap contracts and other similar instruments in accordance with its policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fixed Income Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Fixed Income Fund may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

      The swaps in which the Fixed Income Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

      The Fixed Income Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fixed Income Fund receiving or paying, as the case may be, only the net amount of the two returns. The Fixed Income Fund 's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fixed Income Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid any potential leveraging. The Fixed Income Fund will not enter into any swap agreement unless the unsecured commercial paper, senior debt or the claims-paying ability of the counterparty is rated AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, rated comparably by another NRSRO or determined by the Sub-Adviser to be of comparable quality.

      Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fixed Income Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fixed Income Fund 's risk of loss consists of the net amount of interest payments that the Fixed Income Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fixed Income Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fixed Income Portfolio would be less favorable than it would have been if this investment technique were not used.

PARTICIPATION INTERESTS

      The New York Tax-Free Bond Fund may purchase participation interests in all or part of specific holdings of Municipal Obligations. The Fund has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Fund will not invest more than 5% of the its assets in participation interests.

      The New York Tax-Free Bond Fund has no current intention of purchasing any participation interest in the foreseeable future.

PORTFOLIO TURNOVER

      The Advisers manage the Funds generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Funds will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Each Adviser engages in portfolio trading for a Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. In managing each Fund's portfolio, the Advisers seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to a Fund, including brokerage commissions, and the realization of capital gains which are taxable to the Fund's shareholders tend to increase as the portfolio turnover increases.

      The New York Tax-Free Bond Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the New York Tax-Free Bond Fund's investment advisory contract would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the New York Tax-Free Bond Fund and such other investment companies will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of the Adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

      For the year ended October 31, 1999, the portfolio turnover rate for the Funds were as follows:

FUND                                       ANNUAL TURNOVER RATE
--------------------------------------------------------------------------------
New York Tax-Free Bond Fund                       46.56%
Equity Fund                                       70.85%
Fixed Income Fund                                433.26%
International Equity Fund                         34.26%
Small Cap Equity Fund                             77.74%

      It is expected that the annual turnover rate for the New York Tax-Free Bond, Fixed Income, International Equity and Small Cap Equity Funds generally will not exceed 300%, 250%, 40%, and 100%, respectively, in subsequent fiscal years. If a Fund has a portfolio turnover rate of 100% or more, transaction costs incurred by the Fund, and the realized capital gains and losses of the Fund, may be greater than those of a fund with a lesser portfolio turnover rate. See "Portfolio Transactions" and "Tax Matters" below.

PORTFOLIO MANAGEMENT

      New York Tax-Free Bond Fund. The Adviser fully manages the New York Tax-Free Bond Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the Fund's portfolio, the Adviser seeks to maximize the return on the Fund's portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

      (1) shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

      (2) lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

      (3) selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

      (4) changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

      Distributions of gains, if any, realized from the sale of Municipal Obligations or other securities are subject to regular federal income taxes and New York State and New York City personal income taxes. These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding for the Fund of securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the expectations of changes in interest rates or the evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.

      The Fixed Income Fund. The Adviser's investment strategy for achieving the Fixed Income Fund's investment objective has two basic components: maturity and duration management and value investing.

      Maturity And Duration Management. Maturity and duration management decisions are made in the context of an intermediate maturity orientation. The maturity structure of the Portfolio is adjusted in anticipation of cyclical interest rate changes. Such adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term, secular shifts in the levels of interest rates (i.e., shifts transcending and/or not inherent to the business cycle). Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for the Sub-Adviser's maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

      Value Investing. The second component of the Adviser's investment strategy for the Portfolio is value investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

PORTFOLIO TRANSACTIONS

      The Advisers are primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Allocation of transactions, including their frequency, to various dealers is determined by each Adviser in its best judgment and in a manner deemed to be in the best interest of a Fund's shareholders rather than by any formula. In placing orders for a Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of Fund investments for the Fund with a broker-dealer affiliate of the Adviser.

      An Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, each Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Portfolio.

      The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of an Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to an Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Portfolio, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided such Research.

      For the fiscal year ended October 31, 1999, 1998, and 1997 each Fund paid the following aggregate brokerage commissions, all of which for the fiscal year ended October 31, 1999, was paid to broker-dealers that provided "brokerage and research services" to the Fund's Advisers.

                                  FISCAL YEAR     FISCAL YEAR       FISCAL YEAR
FUND                              ENDED 1999      ENDED 1998        ENDED 1997
-------------------------------------------------------------------------------
New York Tax-Free Bond Fund        $    523        $    N/A           $    N/A

Equity Fund                         352,108         257,952            108,310

Fixed Income Fund                     2,371             N/A                N/A

International Equity Fund           272,284         246,762            295,971

Small Cap Equity Fund               260,109         291,582            316,521

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, an Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

      Investment decisions for the Funds and for the other investment advisory clients of an Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in an Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of an Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Advisers believe that the Fund's ability to participate in volume transactions will produce better executions for the Funds.

      Municipal Obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of executing portfolio securities transactions for New York Tax-Free Bond Fund primarily consists of dealer spreads and underwriting commissions or concessions. Under the 1940 Act, persons affiliated with the New York Tax-Free Bond Fund or the Distributor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

      Because the Fixed Income Fund invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Portfolio would not ordinarily pay significant brokerage commissions with respect to securities transactions.

      Specific decisions to purchase or sell securities for the Small Cap Equity Fund are made by employees of the Sub-Adviser who are appointed and supervised by its senior officers. Changes in the Small Cap Equity Fund's investments are reviewed by its Board of Trustees. The Small Cap Equity Fund's portfolio manager or management committee may serve other clients of the Sub-Adviser or any subsidiary of the Sub-Adviser in a similar capacity.

      In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Advisers normally seek to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

SPECIAL FACTORS AFFECTING NEW YORK

      The Adviser intends to invest a high proportion of the New York Tax-Free Bond Fund's assets in New York Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, shorter-term Municipal Obligations, the Fund is somewhat insulated from the credit risks that may exist for long-term New York Municipal Obligations.

      New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Beginning in 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. In the early 1990s, New York faced additional financial difficulties which resulted in a lowering by Moody's and S&P of their credit ratings on certain New York

Municipal Obligations. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further.

      The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

      On November 23, 1999, Standard & Poor's gave New York City's outstanding general obligation bonds a rating of A-.

      For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

                             INVESTMENT RESTRICTIONS

      The Funds (and the Fund's corresponding Portfolio, as applicable) have adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities". The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

NEW YORK TAX-FREE BOND FUND

      As a matter of fundamental policy, the Fund may not:

            (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction; for additional related restrictions, see clause (i) under the caption "Other Restrictions" below;

            (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of Futures Contracts may be made;

            (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

            (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

            (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

            (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that positions in Futures Contracts shall not be subject to this Investment Restriction and except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

            (7)   issue any senior security (as that term is defined in the 1940
                  Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above, and provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this Investment Restriction;

            (8) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchase, ownership, holding or sale of Futures Contracts;

            (9) invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

            (10) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; or

            (11) purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

      For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

      Non-Fundamental Investment Policies. New York Tax-Free Bond Fund does not, as a matter of operating policy:

            (1) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value));

            (2) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value) provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction;

            (3) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

            (4)   invest for the purpose of exercising control or management;

            (5) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation, provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust shall not purchase securities issued by any open-end investment company;

            (6) invest more than 15% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days;

            (7) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class, and all preferred stock of an issuer shall be deemed a single class, except that Futures Contracts shall not be subject to this Investment Restriction,

            (8) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation; or

            (9) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

      These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval in response to changes in the various state and federal requirements.

      For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange

Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

EQUITY FUND

      As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets (other than assets which are not "investment securities" as defined in the 1940 Act) in an open-end investment company with substantially the same investment objectives):

            (1) invest in physical commodities or contracts on physical commodities;

            (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

            (3) make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Fund's investment objective and policies;

            (4) borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Fund maintains asset coverage of at least 300% for all such borrowings;

            (5) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities);

            (6) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Fund adopts a temporary defensive position;

            (7)   issue senior securities, except as permitted under the 1940
                  Act;

            (8) with respect to 75% of its assets, the Fund will not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets taken at market value would be invested in the securities of any single issuer; and

            (9) with respect to 75% of its assets, the Fund will not purchase a security if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any issuer.

Non-Fundamental Investment Policies. The Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Fund will not:

            (1) borrow money, except that the Fund may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Fund may not purchase any security while outstanding borrowings exceed 5% of net assets;

            (2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

            (3) purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

            (4) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

            (5) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Trust to be liquid);

            (6) invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

            (7) invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

            (8) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

            (9) invest for the purpose of exercising control over management of any company;

            (10) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Fund shall not invest in the shares of any open-end investment company unless (a) the Sub-Adviser waives any investment advisory fees with respect to such assets, and
                  (b) the Fund pays no sales charge in connection with the investment;

            (11) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

            (12) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases; and

            (13) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the put determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it as sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

            (14) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

FIXED INCOME FUND

      As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objectives):

            (1) invest in physical commodities or contracts on physical commodities;

            (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

            (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

            (4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

            (5) with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

            (6) underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

            (7) acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

            (8) borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

            (9)   issue senior securities, except as permitted under the 1940
                  Act.

      In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

      Non-Fundamental Investment Policies. The Fund is also subject to the following restrictions which may be changed by its Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the assets of the Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Fund will not:

            (1) borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

            (2) invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

            (3) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets (included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York Stock Exchange, the American Stock Exchange or an exchange with comparable listing requirements; warrants attached to securities are not subject to this limitation);

            (4) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

            (5) purchase or retain securities of an issuer if those officers and Trustees of the Portfolio Trust or the Manager or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

            (6) pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

            (7) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

            (8) invest more than 25% of its assets in Restricted Securities (including Rule 144A Securities);

            (9) invest for the purpose of exercising control over management of any company;

            (10) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

            (11) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

            (12) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

INTERNATIONAL EQUITY FUND

      As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

            (1) invest in physical commodities or contracts on physical commodities:

            (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

            (3) make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Fund's investment objective and policies;

            (4) borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

            (5) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

            (6) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Fund adopts a temporary defensive position;

            (7)   issue senior securities, except as permitted under the 1940
                  Act;

            (8) with respect to 75% of its assets, the Fund will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

            (9) with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

      Non-Fundamental Investment Policies. The Portfolio and the Fund are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Portfolio
(Fund) will not:

            (1) borrow money, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

            (2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

            (3) purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

            (4) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

            (5) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

            (6) invest more than 10% of the Portfolio's (Fund's) assets in Restricted Securities (including Rule 144A securities);

            (7) invest for the purpose of exercising control over management of any company;

            (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

            (9) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

            (10) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

            (11) purchase or retain securities of an issuer of those officers and Trustees of the Portfolio Trust or the Manager or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

SMALL CAP EQUITY FUND

      As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objective):

            (1) borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

            (2) underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

            (3) make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

            (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

            (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

            (6)   issue any senior security (as that term is defined in the 1940
                  Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

            (7) with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

      Non-Fundamental Investment Policies. The Portfolio and the Fund are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objective). As a matter of non-fundamental policy, the Portfolio
(Fund) will not:

            (1) borrow money (including from a bank or through reverse repurchase agreements or forward roll transactions involving mortgage backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

            (2) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

            (3) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

            (4) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

            (5)   invest for the purpose of exercising control or management;

            (6) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; provided further that, except in the case of a merger or consolidation, the Portfolio shall not purchase any securities of any open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

            (7) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

            (8) invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in (a) securities that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

            (9) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

            (10) with respect to 75% of the Portfolio's (Fund's) total assets, purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

            (11) invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange;

            (12) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

            (13) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

            (14) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

PERCENTAGE AND RATING RESTRICTIONS

      If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however each Adviser will consider such change in its determination of whether to hold the security.

      Subsequent to its purchase by the Trust on behalf of the New York Tax-Free Bond Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event requires sale of such Municipal Obligation by the Trust (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Trust should continue to hold the Municipal Obligation on behalf of the Fund. To the extent that the ratings given to the Municipal Obligations or other securities held by the Trust on behalf of the Fund are altered due to changes in either the Moody's, Standard & Poor's or Fitch's ratings systems the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (i.e., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Trust requires that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

                             PERFORMANCE INFORMATION

      The Trust may, from time to time, include the total return for the Fund, computed in accordance with formulas prescribed by the Securities and Exchange Commission (the "SEC"), in advertisements or reports to shareholders or prospective investors.

      Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

            a-b     6

      YIELD = 2[(-- + 1) - 1]

            cd

      where

      a =   dividends and interest earned during the period,

      b =   expenses accrued for the period (net of reimbursements),

      c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

      d =   the maximum offering price per share on the last day of the period.

      Any "tax equivalent yield" quotation for the New York Tax-Free Bond Fund is calculated as follows: if the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt.

      Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

      Any "tax equivalent total rate of return" quotation for the New York Tax-Free Bond Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt.

      Historical performance information for each Fund is provided below. Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, as applicable, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The table that follows sets forth historical return information for the periods indicated:

                                    30-Day Yield for Period      Tax Equivalent Yield for Period
                                    Ended December 31, 2000          Ended December 31, 2000
                                  ---------------------------   ----------------------------------
New York Tax-Free Bond Fund                  4.97%                            8.23%

                                                                            Average Annual Total Return Since
                                  Average Total Return for Fiscal Year       Inception to Fiscal Year Ended
                                         Ended October 31, 1999                     October 31, 1999
                                  ------------------------------------      ---------------------------------
New York Tax-Free Bond Fund                      -3.45%                                  5.27%(1)
Equity Fund                                      20.59%                                 21.39%(2)
Fixed Income Fund                                 1.01%                                  7.67%(3)
International Equity Fund                        46.92%                                 17.53%(4)
Small Cap Equity Fund                            24.63%                                 16.34%(5)

(1)   The Fund commenced operations on July 1, 1996.
(2)   The Fund commenced operations on July 1, 1996.
(3)   The Fund commenced operations on January 9, 1995.
(4)   The Fund commenced operations on January 9, 1995.
(5)   The Fund commenced operations on September 3, 1996.

      Performance information for the Funds may also be compared to various unmanaged indices, including, but not limited to the S&P 500 Stock Index, Australia and Far East Index, or Salomon Bond Index, as may be appropriate for each Fund. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

      The Fixed Income Fund may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

      1. Consumer Price Index. The Consumer Price Index is published by the U.S. Department of Labor and is a measure of inflation.

      2. Lehman Brothers Government/Corporate Index. The Lehman Brothers Government/Corporate Index is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

      3. Salomon Bond Index. The Salomon Bond Index, also known as the Broad Investment Grade (BIG) Index, is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (e.g., U.S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the index is published monthly.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

TRUSTEES AND OFFICERS

      The business and affairs of the Trust and the Portfolio Trust are managed under the direction of their respective Boards of Trustees. The principal occupations of the Trustees and executive officers of the Trust and Portfolio Trust for the past five years are listed below. Asterisks indicate that those officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Portfolio Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

NAME AND ADDRESS                          POSITION WITH THE TRUST        PRINCIPAL OCCUPATIONS
--------------------------------------------------------------------------------------------------------------------
FREDERICK C. CHEN                         Trustee                        Management Consultant.
126 Butternut Hollow Road, Greenwich,
Connecticut 06830

LARRY M. ROBBINS                          Trustee                        Director for the Center of Technology and
College of Arts & Sciences                                               Learning.
University of Pennsylvania
120 Logan Hall
Philadelphia, PA  19104

ALAN S. PARSOW                            Trustee                        General Partner of Parsow Partnership, Ltd.
222 Skyline Drive                                                        (investments).
Elkhorn, NE  68022

MICHAEL SEELY                             Trustee                        President of Investor Access Corporation
405 Lexington Avenue, Suite 909                                          (investor relations consulting firm).
New York, New York 10174 -

LESLIE E. BAINS                           Trustee                        Senior Executive Vice President, HSBC Bank
                                                                         USA, 1990-present; Senior Vice President,
                                                                         The Chase Manhattan Bank, N.A., 1980-1990.

NAME AND ADDRESS                          POSITION WITH THE TRUST        PRINCIPAL OCCUPATIONS
--------------------------------------------------------------------------------------------------------------------
WALTER B. GRIMM*                          President and Secretary        Employee of BISYS Fund Services, Inc.,
                                                                         June, 1992 to present; prior to June, 1992
                                                                         President of Leigh Investments Consulting
                                                                         (investment firm).

ANTHONY J. FISCHER*                       Vice President                 Employee of BISYS Fund Services, Inc.,
                                                                         April, 1998 to present; Employee of SEI
                                                                         Investments and Merrill Lynch prior to
                                                                         April 1998.

SUE A. WALTERS*                           Vice President                 Employee of BISYS Fund Services, Inc., July
                                                                         1990 to present.

NADEEM YOUSAF*                            Treasurer                      Employee of BISYS Fund Services, Inc.,
                                                                         August 1999 to present; Director, IBT,
                                                                         Canadian Operations, May 1995 to March
                                                                         1997; Assistant Manager, PriceWaterhouse,
                                                                         1994 to May 1995.

LISA M. HURLEY*                           Secretary                      Senior Vice President and General Counsel
                                                                         of BISYS Fund Services, May 1998 to
                                                                         present; General Counsel of Moore Capital
                                                                         Management, Inc.; October 1993 to May 1996,
                                                                         Senior Vice President and General Counsel
                                                                         of Northstar Investment Management
                                                                         Corporation.

ALAINA METZ*                              Assistant Secretary            Chief Administrator, Administrative and
                                                                         Regulatory Services, BISYS Fund Services,
                                                                         Inc., June 1995 to present; Supervisor,
                                                                         Mutual Fund Legal Department, Alliance
                                                                         Capital Management, May 1989 to June 1995.

      *Messrs. Grimm, Fischer and Yousaf and Mss. Walters, Hurley, and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE

                      Aggregate                                            Aggregate                            Total
                     Compensation       Aggregate        Aggregate       Compensation       Aggregate        Compensation
                    from New York     Compensation      Compensation         from          Compensation       from Fund
                    Tax-Free Bond      from Equity       from Fixed      International    from Small Cap      Complex to
Trustee                  Fund             Fund          Income Fund       Equity Fund      Equity Fund        Trustees(1)
-------------------------------------------------------------------------------------------------------------------------
Frederick C. Chen         $ 98           $  839            $  930           $  851           $ 1,102            $ 9,600

Alan S. Parsow              98              839               930              851             1,102              9,600

Larry M. Robbins           118            1,014             1,124            1,028             1,332             11,600

Michael Seely               98              839               930              851             1,102              9,600

(1) The compensation table above reflects the fees received by the Trustees from the Fund Complex for the year ended October 31, 1999. For the fiscal year ended October 31, 1999, the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust received from the Fund Complex an annual retainer of $3,600 and a fee of $1,500 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins received an annual retainer of $4,600 and a fee of $1,725 for each meeting attended. The Fund Complex includes the Trust, Republic Advisor Funds Trust, the Portfolio Trust, offshore feeders into the Portfolio Trust, and three stand-alone offshore funds. The fees paid by the Fund Complex are allocated pro rata among the Funds based upon the net assets of each Fund.

      As of February 7, 2000, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding Shares of the Fund.

      The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT MANAGER

      HSBC is the Funds investment manager and serves as the investment adviser to the New York Tax-Free Bond Fund. For the management and advisory services it provides to the Funds, HSBC receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Funds as follows:

Fund                                                     Fee
--------------------------------------------------------------------------------
New York Tax-Free Bond Fund                             0.25%

Equity Fund                                             0.45%

Fixed Income Fund                                       0.40%

International Equity Fund                               0.69%

Small Cap Equity Fund                                   0.86%

      For the fiscal years ended October 31, 1999, 1998 and 1997, the aggregate amount of advisory fees paid by each operational Fund was as follows:

Fund                                   1999              1998            1997
--------------------------------------------------------------------------------
New York Tax-Free Bond Fund         $   77,672         $ 75,805       $ 55,654

Equity Fund                          1,225,897          331,506         94,389

Fixed Income Fund                      734,220          228,913        184,724

International Equity Fund            1,762,032          562,443        466,480

Small Cap Equity Fund                1,908,984          517,892        429,442

      The Investment Management Contract will continue in effect with respect to the Fund, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.

      HSBC is a wholly owned subsidiary of HSBC USA, Inc. ("HSBC USA"), a registered bank holding company. No securities or instruments issued by HSBC USA or HSBC will be purchased for a Fund.

      HSBC and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. HSBC complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. HSBC, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, HSBC, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities. HSBC has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of HSBC or in the possession of any affiliate of HSBC.

      The investment advisory services of HSBC to the Fund are not exclusive under the terms of the Investment Management Contract. HSBC is free to and does render investment advisory services to others.

FIXED INCOME FUND SUB-ADVISER

      Miller Anderson & Sherrerd ("MAS"), as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by MAS or Republic in its discretion. See "Portfolio Transactions." MAS also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

      For its services, MAS receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.375% on net assets up to $50 million, 0.25% on net assets over $50 million and up to $95 million, $300,000 on net assets over $95 million and up to $150 million, 0.20% on net assets over $150 million and up to $250 million, and 0.15% on net assets over $250 million.

      For the fiscal years ended October 1997, 1998 and 1999 sub-advisory fees aggregated $276,784, $350,214 and $ 378,414 respectively.

      The investment advisory services of MAS to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. MAS is free to and does render investment advisory services to others.

EQUITY FUND SUB-ADVISER

      Alliance and Brinson, as the Republic Equity Fund's Sub-Advisers, are responsible for the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Advisers in their discretion. See "Portfolio Transactions." Each Sub-Adviser also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund. Prior to January 1, 1997, a different investment management firm served as the Fund's sub-adviser.

      For its services, each Sub-Adviser receives from the Fund a fee, computed daily and based on the Fund's average daily net assets allocated to the Sub-Adviser for management, at the annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets in excess of $200 million.

      For the fiscal years ended October 31, 1997, 1998 and 1999 the sub-advisory fees aggregated $171,691, $570,936, and $793,461 respectively.

      Alliance is a Delaware limited partnership. Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and conducts no other active business. Units representing assignment of beneficial ownership of limited partnership interests of Alliance are publicly traded on the New York Stock Exchange. As of September 30, 1997, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57% of the outstanding units of Alliance. ACMC, ECMC, and ACMC, Inc. are wholly owned subsidiaries of Equitable. Equitable, a New York life insurance company, is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ("ECI"), whose shares are publicly traded on the New York Stock Exchange. As of March 1, 1996, AXA, a French insurance holding company, owned 59% of the issued and outstanding shares of the common stock of ECI.

      Brinson is an indirect wholly owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. On December 8, 1997, Swiss Bank announced its intention to merge with Union Bank of Switzerland. Subject to shareholder approval, the merger is scheduled to occur during the second quarter of 1998.

      The investment advisory services of each Sub-Adviser to the Fund are not exclusive under the terms of its Subadvisory Agreement with Republic. Each Sub-Adviser is free to and does render investment advisory services to others.

INTERNATIONAL EQUITY FUND SUB-ADVISER

      CGTC, as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by CGTC or Republic in its discretion. See "Portfolio Transactions." CGTC also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

      For its services, CGTC receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, at the annual rate of 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets in excess of $250 million.

      For the fiscal years ended October 31, 1997, 1998 and 1999, sub-advisory fees aggregated $893,016, $1,057,392, and $1,142,568 respectively.

      The investment advisory services of CGTC to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. CGTC is free to and does render investment advisory services to others.

SMALL CAP EQUITY FUND SUB-ADVISER

      MFS Institutional Advisers, Inc., as the Small Cap Equity Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by the Sub-Adviser or Republic in their discretion. See "Portfolio Transactions." The Sub-Adviser also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

      The Sub-Adviser, together with its parent company, MFS, and their predecessor organizations, has a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada. The Prospectus contains information with respect to the management of the Sub-Adviser and other investment companies for which the Sub-Adviser or MFS serve as investment adviser.

      For its services, the Sub-Adviser receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.75% of assets up to $50 million and 0.60% of assets in excess of $50 million.

      For the fiscal years ended October 31, 1997, 1998 and 1999, sub-advisory fees aggregated $1,104,635, $1,346,644, and $1,334,611, respectively.

      The investment advisory services of the Sub-Adviser to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. The Sub-Adviser is free to and does render investment advisory services to others.

FUND ADMINISTRATOR

      Pursuant to an Administration Agreement, BISYS provides the Fund with general office facilities and supervises the overall administration of the Fund including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. For its services to the Funds, BISYS receives the following fees from each Fund:
(i) 0.05% of the Fund's average daily net assets up to $1 billion; (ii) 0.04% of the next $1 billion of such assets; and (iii) 0.035% of such assets in excess of $2 billion.

      For the fiscal year ended October 31, 1999, the aggregate amount of administrative fees paid by each operational Fund was as follows:

Fund                                                                 Fee
--------------------------------------------------------------------------------
New York Tax-Free Bond Fund                                        $ 26,007

Equity Fund                                                         254,825

Fixed Income Fund                                                    51,458

International Equity Fund                                            67,840

Small Cap Equity Fund                                                62,796

      For the fiscal year ended October 31, 1998 and 1997, the aggregate amount of administrative fees paid by each operational Fund (and Portfolio, as applicable) was as follows:

                                           1998                        1997
Fund                               Portfolio      Fund       Portfolio        Fund
--------------------------------------------------------------------------------------
New York Tax-Free Bond Fund        $    N/A     $ 30,139     $   N/A       $ 22,290

Equity Fund                             N/A      189,432         N/A         53,385

Fixed Income Fund                    72,228       40,700      46,181         29,549

International Equity Fund           112,489       69,241      93,216         63,326

Small Cap Equity Fund               106,179        6,072      85,889          2,763

      Each Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. Each Administration Agreement will terminate automatically in the event of its assignment. Each Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

      BISYS provides persons satisfactory to the respective Boards of Trustees to serve as officers of the Trust. Such officers, as well as certain other employees of the Trust, may be directors, officers or employees of BISYS or its affiliates.

THE DISTRIBUTOR AND SPONSOR

      BISYS, whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly owned subsidiary of BISYS Group, Inc.

TRANSFER AGENT

      The Trust has entered into a Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent ("Transfer Agent") for shares of the Fund, and the Portfolio Trust has entered into a Transfer Agent Agreement with Investors Fund Services (Ireland) Limited (also a "Transfer Agent"). The Transfer Agents maintain an account for each shareholder of the Fund and investors in the Portfolio, performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN

      Pursuant to a Custodian Agreement, with respect to domestic assets, HSBC acts as the custodian of the Fund's assets. With respect to foreign assets, IBT serves as custodian for the Fund and the Portfolio (together, with Republic, the "Custodian"). The Custodians' responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodians do not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. For its services, the Custodians receive such compensation as may from time to time be agreed upon by it and the Trust. BISYS serves as the fund accounting agent for the Portfolio.

SHAREHOLDER SERVICING AGENTS

      The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Funds' shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trust; and provides such other related services as the Trust or a shareholder may request. Although the Funds do not currently compensate Shareholder Servicing Agents for performing these services with respect to Shares, each Fund is authorized to pay a shareholder servicing fee up to 0.25%, on an annual basis, of the Fund's average daily net assets.

      The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

FEDERAL BANKING LAW

      The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC believes that it possesses the legal authority to perform the services for the Fund contemplated by the Prospectus, this SAI, and the Investment Advisory Agreement without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that the Funds be liquidated.

EXPENSES

      Except for expenses paid by the HSBC and the Distributor, each Fund bears all the costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of each of the shares is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

      Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

      Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Fund's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Portfolio Trust. The Sub-Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

      In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

      Interest income on long-term obligations in a Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

      The accounting records of each Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

      The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: Type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

      To the extent that a Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Sub-Advisers will value such securities based upon all relevant factors as outlined in FRR 1.

      Subject to the Trust's compliance with applicable regulations, the Trust on behalf of a Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities from a Portfolio (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from a Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

                               PURCHASE OF SHARES

      Shares may be purchased through the Distributor, Shareholder Servicing Agents or through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). Shares may be purchased at their net asset value next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. The Trust intends the Funds to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent.

      Funds which do not pay some or all of such fees from their assets may offer a higher yield.

      All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

      An investor may purchase Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Transfer Agent. [Confirm]

      Certain clients of the Adviser whose assets would be eligible for purchase by the Fund may purchase shares of the Trust with such assets. Assets purchased by the Fund will be subject to valuation and other procedures by the Board of Trustees.

EXCHANGE PRIVILEGE

      By contacting the Transfer Agent or his Shareholder Servicing Agent, a shareholder may exchange some or all of his Shares for shares of one or more of the following investment companies (or series thereof) at net asset value without a sales charge: Republic U.S. Government Money Market Fund (Adviser (Class Y) Class), Republic New York Tax-Free Money Market Fund (Adviser (Class
Y) Class), Republic Fixed Income Fund, Republic New York Tax-Free Bond Fund (Adviser (Class Y) Class), Republic Equity Fund (Adviser (Class Y) Class), Republic International Equity Fund, Republic Small Cap Equity Fund and such other Republic Funds or other registered investment companies (or series thereof) for which Republic serves as investment adviser as Republic may determine. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other Republic Fund which may produce a gain or loss for tax purposes.

      The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges legally may be made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Fund and consider the differences in investment objectives and policies before making any exchange.

      Shares are being offered only to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust or the Advisor Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from each Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

      Shareholder Servicing Agents may transmit purchase payments on behalf of their customers by wire directly to a Fund's custodian bank by following the procedures described above.

      For further information on how to direct a Shareholder Servicing Agent to purchase Shares, an investor should contact his Shareholder Servicing Agent (see back cover for address and phone number).

AUTOMATIC INVESTMENT PLAN

      If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trust, there may be a delay between the time of bank withdrawal and the time the money reaches the Fund. The investment in a Fund will be made at the net asset value per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

                              REDEMPTION OF SHARES

      A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

      The proceeds of a redemption are normally paid from a Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      Unless shares have been purchased directly from the Distributor, a shareholder may redeem shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

SYSTEMATIC WITHDRAWAL PLAN.

      Any shareholder who owns shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

                                RETIREMENT PLANS

      Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in a Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS

      Shares of a Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

DEFINED CONTRIBUTION PLANS

      Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). Republic offers a prototype plan for Money Purchase and Profit Sharing Plans.

SECTION 457 PLAN, 401(k) PLAN, 403(b) PLAN

      A Fund may be used as a vehicle for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities and certain affiliates of such entities. A Fund may also be used as a vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

      The Trust declares all of a Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to a Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Portfolio, except as required for federal income tax purposes.

      A Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to a Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of a Fund (purchased at their net asset value without a sales charge).

      Certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Fixed Income Portfolio and therefore will not be distributed as dividends to the Fund's shareholders. Rather, these payments on mortgage-backed securities generally will be reinvested by the Fixed Income Portfolio in accordance with its investment objective and policies.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has eight series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. Currently, the Fund is divided into four classes of shares.

      Each share of each class of a Fund, if applicable, represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

      Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

      The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

      The series of the Portfolio Trust will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of the Portfolio Trust could control the outcome of these votes. Whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

      Shareholders of the Funds have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Portfolios are separate series of the Portfolio Trust, which currently has only these three series. The Portfolio Trust's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of their respective Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither Fund nor their shareholders will be adversely affected by reason of the investment of all of its assets in the Portfolio.

      As of February 7, 2000, the following persons owned of record or beneficially 5% or more of the Funds or, with respect to the New York Tax-Free Bond and Equity Funds, the Adviser (Class Y) Shares:

               Name & Address                       Share Balance     Percentage
               --------------                       -------------     ----------
      NY TAX FREE BOND FUND

      Kinco & Co.                                     43,493.892        5.3362%
      FBO 5939
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 11243

      Kinco & Co                                      62,217.617        7.5107%
      FBO D10496
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      Kinco & Co                                      61,217.617        7.5107%
      FBO D10497
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      Kinco & Co

      FBO D10498                                      61,217.617        7.5107%
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      Kinco & Co                                     207,051.488       25.4029%
      FBO D10114
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      Kinco & Co                                      90,618.433       11.1179%
      FBO W14799
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      North Fork Bank                                 66,505.789        8.1595%
      Trust Dept.
      54375 Main Rd.
      Southold, NY 11971

      EQUITY FUND

      Kinco & Co                                   3,157,532.917       23.2664%
      FBO 4110
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      Kinco & Co                                           5,950       43.8472%
      FBO 5866
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      Kinco & Co                                   2,134,612.011       15.7290%
      FBO W14818
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      FIXED INCOME FUND

      Wachovia Bank, NA                              557,860.587        5.1620%
      Plan of Republic NY Corp. Subsidiaries
      PO Box 3073
      Winston Salem, NC 27150

      Kinco & Co                                     898,169.584        8.3109%
      FBO 85610075
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      Kinco & Co                                     693,341.213        6.4156%
      FBO 4113
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      Kinco & Co                                   5,495,633.669       50.8518%
      FBO 5874
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      Kinco & Co                                     600,988.378        5.5610%
      FBO W14818
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      INTERNATIONAL EQUITY FUND

      Kinco & Co                                   1,113,487.741       11.1003%
      FBO 4112
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      Kinco & Co                                   2,936,697.381       28.7596%
      FBO 5868
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      Kinco & Co                                     905,920.341        8.8718%
      FBO W14818
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      SMALL CAP EQUITY FUND

      Kinco & Co                                   2,308,729.533       17.9654%
      FBO 4111
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      Kinco & Co                                     905,920.341       26.8869%
      FBO 5867
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

      Kinco & Co                                     953,303.896        7.4182%
      FBO W14818
      Republic National Bank
      One Hanson Place
      Lower Level
      Brooklyn, NY 1243

                                    TAXATION

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

      Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

      A distribution will be treated as paid on December 31 of a calendar year if it is declared by a the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

THE PORTFOLIO

      The Portfolio has obtained a ruling from the Internal Revenue Service that the Portfolio will be treated as a partnership for federal income tax purposes. For purposes of determining whether a Fund satisfies the income and diversification tests to maintain its status as a regulated investment company, each Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's income and assets.

DISTRIBUTIONS

      Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning exempt-interest dividends and capital gain dividends). Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

      The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Such capital gain distributions are subject to a maximum federal income tax rate of 20% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income.

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

TAX-EXEMPT INCOME

      The New York Tax-Free Bond Fund intends to invest a sufficient amount of its assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. Such dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of such Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. Each Fund will determine periodically which distributions will be designated as exempt-interest dividends. If a Fund earns income which is not eligible to be so designated, the Fund intends to distribute such income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

      Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. A Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons' of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

      Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although a Fund's adviser attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

FOREIGN TAXES

      A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the International Equity Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the relevant Fund will notify shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income.

      Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals.

      The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

DISPOSITIONS

      Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. If the shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 20%. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

      If, within 90 after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING

      Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

      Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

FUND INVESTMENTS

      MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by such Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, such Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

      ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by such a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

      CMO RESIDUALS. Under certain circumstances, a Fund may be taxed on income deemed to be earned from certain CMO residuals.

      OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

      Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

      Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by such a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      CONSTRUCTIVE SALES. Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

      SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

      PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

ALTERNATIVE MINIMUM TAX

      While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

      All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings.

      The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

SPECIAL TAX CONSIDERATIONS

      Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and

New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale or redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

      The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 5, 1999.

      The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional class or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT AUDITORS

      The Board of Trustees has appointed KPMG LLP as independent auditors of the Trust for the fiscal year ending October 31, 1999. KPMG LLP will audit the Fund's annual financial statements, prepare the Fund's income tax returns, and assist in the preparation of filings with the SEC. The address of KPMG LLP is 2 Nationwide Plaza, Columbus, Ohio 43215.

COUNSEL

      Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

      This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

      The current audited financial statements dated October 31, 1999 of each of the Fund are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1999 as filed with the SEC. Copies of such reports will be provided without charge to each person receiving this Statement of Additional Information.

                                   APPENDIX A

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

      Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

      The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

      Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

      1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

      2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

      3. Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

      4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

      Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

      The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                   APPENDIX B

                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

      The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the Annual Information Statement ("AIS") of the State of New York dated August 24, 1999 and the Update to the AIS dated February 3, 2000.

                                  INTRODUCTION

      New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

      The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

      Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghamton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

                                ECONOMIC OUTLOOK

      The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity. Economic


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forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy, which would have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

      The State economy has also continued to expand, with over 600,000 jobs added since late 1992. Employment growth has been slower than in the nation during this period, although the State's relative performance has improved in the last two years. Growth in average wages in New York has generally outperformed the nation, while growth in personal income per capita has kept pace with the nation. An expected improvement in net export performance will partially offset the slowdown in consumption growth.

      The forecast projects real Gross Domestic Product (GDP) growth of 3.5 percent in 2000, below 1999 growth of 4 percent. In 2001, real GDP growth is expected to slow to 2.9 percent. The growth of nominal GDP is projected to decline from 5.5 percent in 1999 to 5.1 percent in 2000 and 4.5 percent in 2001. Inflation is expected to be slightly higher than 1999. However, inflation remains relatively stable with growth in the Consumer Price Index (CPI) of 2.4 percent for 2000 and 2.5 percent for 2001. The annual rate of job growth is expected to decrease from 2.2 percent in 1999 to 1.7 percent in 2000 and 1.5 percent in 2001. Growth in both personal income and wages is also expected to slow somewhat in 2000 and again in 2001. Wages are projected to increase by 6.3 percent respectively. Corporate profits are projected to grow by 4.8 percent in 2000 and 2 percent in 2001. Personal income is estimated to have grown by 4.7 percent in 1999, fueled in part by a large increase in financial sector bonus payments at the year's end. Personal income is projected to grow 5.5 percent in 2000 and 4.8 percent in 2001. Total bonus payments are projected to increase by
1.1 percent in 2000 and 10.5 percent in 2001. Overall employment growth is expected to continue at a more modest pace than in 1999, reflecting the slower growth in the national economy, continued spending restraint by government employers, and restructuring in the manufacturing, health care, social service, and banking sectors.

      The forecast for continued growth, and any resultant impact on the State's 1999-2000 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages or in stock market prices could lead to unanticipated strong growth in consumer spending. Also, improvements in foreign economies may be weaker than expected and therefore, may have unanticipated effects on the domestic economy. The inflation rate may differ significantly from expectations due to the conflicting impacts of a tight labor market and improved productivity growth as well as to the future direction and magnitude of fluctuations of oil prices. In addition, the State economic forecast could over-or underestimate the level of future bonus payments, financial sector profits or inflation growth, resulting in unexpected economic impacts. Similarly, the State forecast could fail to correctly estimate the amount of employment change in the banking, financial and other business service sectors as well as the direction of employment change that is likely to accompany telecommunications and energy deregulation.

                               CURRENT FISCAL YEAR

OVERVIEW

      The State's current fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four


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months later, on August 4, 1999, it enacted the remainder of the budget. The
Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted appropriations that permitted the State to continue its operations.

      Following enactment of the budget, the State prepared a Financial Plan for the 1999-2000 fiscal year (the 1999-2000 Financial Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature. This section provides a summary of the Financial Plan which was released on August 20, 1999. The State expects to update the Financial Plan quarterly. The Office of the State Comptroller is conducting a review of the 1999-2000 enacted budget and is expected to report on the enacted budget on or before September 17, 1999.

      In 1999-2000, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $37.36 billion, an increase of $868 million or 2.38 percent over 1998-99. Projected spending under the 1999-2000 enacted budget is $215 million above the Governor's Executive Budget recommendations, including 30-day amendments. This change is the net result of spending actions that occurred during negotiations on the Budget. The increase in General Fund spending is comprised of $1.1 billion in legislative additions to the Executive Budget (primarily in education), offset by various actions, including reestimates of required spending based on year-to-date results and the identification of certain other resources that offset spending, such as $250 million from commencing the process of privatizing the Medical Malpractice Insurance Association (MMIA), $250 million from the retention of the Debt Reduction Reserve Fund within the General Fund and about $100 million in excess fund balances. Legislation enacted with the 1999-2000 budget initiates the process of MMIA privatization and transfers excess fund balances to the State.

      The 1999-2000 enacted budget provides for $831 million in new funding for public schools, the largest year-to-year increase in State history. The budget also enacts several new tax cuts valued at $375 million when fully phased in by 2003-04. None of the $1.82 billion cash surplus from 1998-99 is assumed to support spending in 1999-2000, but instead is reserved to help offset the costs of previously enacted tax cuts that take effect after 1999-2000 (for a discussion of 1998-99 operating results, see the section entitled "Prior Fiscal Years" in this AIS).

      The 1999-2000 Financial Plan projects a closing balance of $2.85 billion in the General Fund. The balance is comprised of the $1.82 billion surplus from 1998-99 that has been set aside to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund (TSRF), $250 million in the Debt Reduction Reserve Fund (DRRF), $107 million in the Contingency Reserve Fund
(CRF), and $200 million in the Community Projects Fund (CPF), which finances legislative initiatives. The State expects to close 1999-2000 with cash balances in these funds at their highest level ever.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this AIS, and those projections may be changed materially and adversely from time to time. See the section entitled "Special Considerations" below for a discussion of risks and uncertainties faced by the State.


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1999-2000 STATE FINANCIAL PLAN

      Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board. This section discusses significant activities in the General Fund and the other governmental funds anticipated in 1999-2000.

      The State revised the cash-basis 1999-2000 State Financial Plan on January 11, 2000, with the release of the 2000-01 Executive Budget. The State updated the Financial Plan on January 31, 2000 to reflect the Governor's amendments to his Executive Budget. After these changes, the Division of the Budget (DOB) now expects the State to close the 1999-2000 fiscal year with an available cash surplus of $758 million in the General Fund, an increase of $733 million over the surplus estimate in the Mid-Year Update. The larger projected surplus derives from $499 million in net higher projected receipts and $259 million in net lower estimated disbursements. DOB revised both its projected receipts and disbursements based on a review of actual operating results through December 1999, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the year.

      The State plans to use the entire $758 million surplus to make additional deposits to reserve funds. At the close of the current fiscal year, the State expects to deposit $75 million from the surplus into the State's Tax Stabilization Reserve Fund - the fifth consecutive annual deposit. In the 2000-01 Executive Budget, as amended, the Governor is proposing to use the remaining $683 million from the 1999-2000 surplus to fully finance the estimated 2001-02 and 2002-03 costs of his proposed tax reduction package ($433 million) and to increase the Debt Reduction Reserve Fund ($250 million).

      Through the first nine months of 1999-2000, General Fund receipts, including transfers from other funds, have totaled $30.07 billion. General Fund disbursements, including transfers to other funds, totaled $25.19 billion over the same period. The updated Financial Plan projections incorporate these results to date.

      Revisions to 1999-2000 Receipts Estimates. General Fund receipts, including transfers from other funds, have been revised upward by $566 million from the projections contained in the M id-Year Update, with growth concentrated primarily in the personal income tax, the sales tax and miscellaneous receipts. The higher estimate also includes $82 million in additional receipts from an accounting adjustment by the State Comptroller that reclassified certain Medicaid transactions in the General Fund (this increase is offset by an equal amount of spending; as discussed below). As a result, the net increase in revenues since October that contributes to the surplus is $484 million, which, when combined with $15 million in higher receipts recognized in the M id-Year Update, produces a net benefit of $499 million in the current year.

      To make these and other funds available for use in 2000-0 1, the Governor proposes to deposit $3.09 billion in the tax refund reserve at the close of 1999-2000. This action has the effect of decreasing reported receipts in 1999-2000, while increasing available receipts in 2000-01, as a portion of refunds will no longer be a charge against current revenues in 2000-01.

      Revisions to 1999-2000 Disbursements Estimates. DOB projects total General Fund disbursements of $37.06 billion in 1999-2000, a decline of $282 million from the October estimate. Of this amount, $33 million is related to the timing of spending and accounting adjustments and therefore does not contribute to the surplus projected by DOB. The $33 million consists of lower timing-related spending of $65 million from the Community Projects Fund and $50 million from the Collective Bargaining Reserve,


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offset by the Medicaid reclassification of $82 million described above.
Accordingly, lower disbursements since October contribute $249 million to the 1999-2000 surplus, which, when combined with the $ 10 million in lower disbursements recognized in the Mid-Year Update, produce a total reduction in estimated disbursements of $259 million for the current year.

      Compared to the Mid-Year Update, the State has lowered its estimate of disbursements for State Operations by $222 million, local assistance by $16 million, debt service by $5 million, and transfers to other funds by $89 million. Higher projected spending for General State Charges ($50 million) partially offsets these reductions.

      State Operations spending is now projected to total $6.63 billion in 1999-2000, $222 million below the October estimate. In the revised Financial Plan, $50 million of an original $100 million for new collective bargaining costs is set aside in a reserve to cover the cost of labor agreements in 1999-2000, and the balance is transferred to General State Charges in the current year to pay for the recently approved labor contract with State University employees and other labor costs. The remaining revisions to the State Operations estimate are comprised of savings from agency efficiencies and timing-related changes that do not affect the surplus.

      Projected local assistance disbursements declined by a net total of $16 million from October and are now expected to total $25.60 billion for the year. As with State Operations, several actions contributed to the revised local assistance forecast. Projected disbursements have been increased as a result of the State Comptroller's reclassification of $82 million in Medicaid disbursements into the General Fund, higher projected spending of $31 million for certain public health programs, and net increase of $20 million resulting from a number of other program reestimates. These increases are more than offset by lower projected disbursements for legislative initiatives ($65 million), welfare ($55 million), and mental hygiene programs ($29 million).

      Estimated spending for General State Charges has been increased by $50 million compared to the October estimate and is projected to reach $2.09 billion in 1999-2000. Most of this increase is for collective bargaining costs funded from the salary reserve. The settlement of litigation arising from the 1971 Attica Prison riot ($12 million) also contributes to the higher estimate.

      Transfers for debt service, capital and other purposes are now projected at $2.74 billion, a decline of $89 million from the M id-Year estimate. Lower costs for debt service ($42 million), reestimates in capital projects ($25 million), and the elimination of planned payments for the Lottery Aid Guarantee ($22 million) account for the downward revision.

      1999-2000 Closing Balance in the General Fund. The State projects a closing balance of $1.17 billion in the General Fund, after the tax refund reserve transaction. The balance is comprised of $548 million in the Tax Stabilization Reserve Fund after a $75 million deposit in 1999-2000; $265 million in the Community Projects Fund, which pays for Legislative initiatives; $250 million in the Debt Reduction Reserve Fund (DRRF); and $107 million in the Contingency Reserve Fund (which guards against litigation risks).

      In addition to the General Fund closing balance of $1.17 billion, the State will have a projected $3.09 billion in the tax refund reserve account at the end of 1999-2000. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The projected balance of $3.09 billion is comprised of $1.82 billion in tax reduction reserves from the 1998-99 surplus; $683 million from the 1999-2000 surplus; $521 million from


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LGAC that may be used to pay tax refunds during 2000-01 but must be on deposit at the close of the fiscal year, $50 million in collective bargaining reserves from 1999-2000; and $25 million in reserves for tax credits.

2000-01 FISCAL YEAR (EXECUTIVE BUDGET FORECAST)

      The Governor presented his 2000-01 Executive Budget to the Legislature on January 10, 2000. The Executive Budget contains financial projections for the State's 1999-2000 through 2002-03 fiscal years, a detailed explanation of receipts estimates and the economic forecast on which it is based, and a proposed Capital Program and Financing Plan for the 2000-01 through 2004-05 fiscal years. On January 31, 2000, the Governor submitted amendments to his Executive Budget, the most significant of which recommends eliminating all gross receipts taxes on energy providers.

      There can be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Update. For a more detailed discussion of the State's budgetary process and uncertainties involving its forecasts and projections, see "State Organization - State Financial Procedures" in the AIS and "Special Considerations" below.

      The 2000-01 Financial Plan is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 1999-2000 to 2000-01. Under the Governor's Executive Budget, as amended, total General Fund receipts, including transfers from other funds, are projected at $38.62 billion, an increase of $1.28 billion (3.4 percent) over the current fiscal year. General Fund disbursements, including transfers to other funds, recommended to grow by 2.3 percent to $37.93 billion, an increase of $869 million over 19992000. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $52.46 billion, an increase of $2.57 billion or 5.1 percent. Spending from All Governmental Funds is expected to grow by 5.5 percent, increasing by $4.0 billion to $76.82 billion.

GENERAL FUND

      The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1999-2000 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 47.1 percent of All Governmental Funds disbursements and 69.3 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types

      Total receipts and transfers from other funds are projected to be $39.31 billion in 1999-2000, an increase of $2.57 billion over 1998-99. Total General Fund disbursements and transfers to other funds are projected to be $37.36 billion, an increase of $868 million over 1998-99.

      Projected General Fund Receipts. Total General Fund receipts and transfers in 1999-2000 are now projected to be $39.31 billion, an increase of $2.57 billion from the $36.74 billion recorded in 1998-99. This total includes $35.93 billion in tax receipts, $1.36 billion in miscellaneous receipts, and $2.02 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in 1998-99 to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-99 figures and inflating 1999-2000 projections.


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      The 2000-01 Financial Plan projects General Fund receipts, including transfers from other funds, of $ 38.62 billion, an increase of $1.28 billion over 1999-2000. After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately 5 percent during 2000-01.

      The forecast of General Fund receipts in 2000-01 includes the next stage of the School Tax Relief (STAR) program, as well as the continuing impact of earlier enacted tax reductions totaling approximately $2.3 billion. The Executive Budget, as amended, also proposes several new tax reductions that would have only a modest cost in 1999-2000 and 2000-0 1, but reduce receipts by roughly $700 million annually when they are fully phased in by the end of 2004-05. The largest component of the Governor's tax reduction package is the proposal to eliminate all gross receipts taxes on energy companies, which will reduce receipts an estimated $500 million when fully effective.

      The new tax cut proposals in the Executive Budget are structured to avoid any new pressures on revenue growth by becoming fully effective after current tax cuts are fully phased in. The 2000-01 Financial Plan further mitigates the imp act on receipts by reserving $433 million from the 1999-2000 surplus to fund the estimated cost of new tax cuts, including the reduction of gross receipts taxes on energy companies, in 2001-02 and 2002-03.

      The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $22.95 billion in 1999-2000, well over half of all General Fund receipts and nearly $2.87 billion above the reported 1998-99 collection total. Personal income tax collections are projected to reach $23.19 billion in 2000-01, an increase of $2.48 billion (12 percent) over 1999-2000. This increase is due in pan to the refund reserve transaction that is expected to occur at the close of 1999-2000. Collections also benefit from an estimated increase in liability of 8.7 percent in 1999 and 8.1 percent in 2000. The large growth in income tax liability in recent years has been supported by the continued surge in taxable income attributable to the rapid growth in equity markets and the significant growth in wages associated with financial sector bonuses. Stock market growth, and the resulting large income gains, are expected to moderate in 2000.

      Much of this growth is associated with the $1.82 billion net impact of the transfer of the surplus from 1998-99 to the current year as partially offset by the diversion of an additional $661 million in income tax receipts to the School Tax Relief (STAR) fund. The STAR program was created in 1997 as a State-funded local property tax relief program funded through the use of personal income tax receipts. The 2000-01 deposit is recommended to total $202 billion, including an additional $1.2 billion from the personal income tax for the 2001-02 cost of the STAR program. In addition, $250 million of 2000-01 personal income tax receipts is recommended to be deposited directly in the Debt Reduction Reserve Fund. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.8 billion, an increase of almost 9 percent.

      This growth is largely a function of two factors: (i) the 8 percent growth in income tax liability projected for 1999; and (ii) the impact of the 1998 tax year settlement recorded early in this fiscal year.

      The most significant statutory change made this year provides for an increase, phased-in over two years, in the earned income tax credit from 20 percent to 25 percent of the federal credit.

      User taxes and fees are comprised of three-quarters of the State's four percent sales and use tax, cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies.


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This category also includes receipts from the motor vehicle registration fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes.

      The sales tax component of this category accounts for virtually all of the 1999-2000 growth. Growth in base sales tax yield, after adjusting for tax law and other changes, is projected at 5.6 percent. Modest increases in motor fuel and auto rental tax receipts over 1998-99 levels are also expected. However, receipts from other user taxes and fees are estimated to decline by $177 million.

      User taxes and fees are projected at $7.07 billion in 2000-01, a decrease of $366 million from 1999-2000. The decline in this category reflects the incremental impact of approximately $510 million in already -enacted tax reductions, and the proposed additional earmarking of motor fuel tax receipts to the Dedicated Highway and Bridge Trust Fund and the Dedicated Mass Transportation Trust Fund. The most significant statutory change in the sales tax for 2000-01 is the elimination of the sales tax on clothing and footwear costing less than $110, beginning on M arch 1, 2000, which will reduce receipts, including LGAC transfers, by $597 million. Adjusted for these changes, the underlying growth of receipts in this category is projected at 4 percent.

      User taxes and fees also include cigarette, tobacco and alcoholic beverage taxes and fees, motor fuel taxes, and the container and auto rental levies. The most significant change in these sources is the impact on General Fund receipts resulting from the excise tax increase on cigarettes enacted with the Health Care Reform Act of 2000 (HCRA 2000), and the increased earmarking to the dedicated transportation funds mentioned above.

      The yield of other excise taxes in this category, particularly the cigarette and alcoholic beverage taxes, show long-term declining trends. General Fund declines in 1999-2000 motor vehicle fee receipts, in contrast; reflect statutory fee reductions and an increased amount of collections earmarked to the Dedicated Highway and Bridge Trust Fund.

      Significant statutory changes made in this category during the 1999-2000 legislative session include: delaying until March 1, 2000 the implementation of the exemption from State sales tax of clothing and footwear priced under $110; providing week-long sales tax exemptions in September 1999 and January 2000 for clothing and footwear priced under $500; enactment of a variety of small sales tax exemptions including certain equipment used in providing telecommunications service for sale, property and services used in theatrical productions, computer hardware used to design Internet web sites, and building materials used in farming; a reduction in the beer tax rate; and an expanded exemption from the alcoholic beverage tax for small brewers.

      Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there is no surcharge liability for taxable periods ending in 1997 and thereafter.

      Total business tax collections in 1999-2000 are now projected to be $4.63 billion, $230 million below results for the prior fiscal year. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes. These include the first year of a scheduled corporation franchise tax rate reduction, the alternative minimum tax rate reduction, the fixed dollar minimum rate reduction, and the expansion of the investment tax credit to financial service companies. Ongoing tax reductions include the second year of the "Power for Jobs" utility tax credit program, the gross receipts tax rate reduction, and


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scheduled additional diversion of General Fund petroleum business and utility tax receipts to dedicated transportation funds.

      Legislation enacted this year affecting receipts in this category includes: a phased reduction in the net income tax rate applicable to bank and insurance companies from 9 percent to 7.5 percent; reforms to the corporation franchise subsidiary capital tax; a further reduction in the alternative minimum tax rate from 3 percent to 2.5 percent; doubling the economic development zone and zone equivalent area wage tax credits; and providing further reforms to the apportionment of income for the airline industry.

      Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Taxes in this category are now projected to total $1 billion, $137 million below last year's amount. The primary factors accounting for most of the expected decline include: an adverse tax tribunal decision resulting in significant refunds of the now repealed real property gains tax; pari-mutuel tax reductions enacted with the 1999-2000 budget; and the effects of the already enacted reductions in the estate and gift taxes.

      Significant legislation passed with the 1999-2000 enacted budget affecting these sources include both the extension of and an increase in certain temporary tax reductions at the State's race tracks and conformity with new federal estate tax provisions.

      Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to total $1.36 billion, down $142 million from the prior year amount. This reflects the loss of non-recurring receipts received in 1998-99 and the growing effects of the phase-out of the medical provider assessments, now scheduled to be eliminated in January 2000.

      Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to Local Government Assistance Corporation (LGAC).

      Transfers from other funds are expected to total $2.02 billion, or $99 million more than total receipts from this category during 1998-99. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to increase by approximately $93 million, while transfers from all other funds are expected to increase by $6 million.

      Projected General Fund Disbursements. DOB projects General Fund disbursements of $37.93 billion in 2000-01, an increase of $869 million (2.3 percent) over the current year. The growth in spending is spread throughout the Financial Plan, with the largest increase for State Operations ($449 million), followed by Grants to Local Governments ($203 million), General State Charges ($149 million), and Transfers to Other Funds ($69 million).

      The Executive Budget, as amended, includes approximately $300 million in resources from HCRA 2000, the successor legislation to the Health Care Reform Act of 1996. HCRA 2000 continues the negotiated reimbursement system for non-governmental payors, and provides funding for among other things, graduate medical education, indigent care, and the expansion of health insurance coverage for uninsured adults and children. HCRA 2000 will help finance several health-related programs, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services that were previously funded from the General Fund. Programs under HCRA 2000 will be financed with revenues generated from the financing mechanisms continued from HCRA 1996, a share of the State's tobacco settlement and revenues from an increased excise tax on cigarettes.


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


      Following the pattern of the last two fiscal years, education programs receive the largest share of new funding contained in the 1999-2000 Financial Plan. School aid is expected to grow by $831 million or 8.58 percent over 1998-99 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($207 million, including $100 million reserved for possible collective bargaining costs); Debt Service ($183 million), and mental hygiene programs, including funding for a cost of living increase for care providers ($114 million). These increases were offset, in part, by spending reductions or actions in health and social welfare ($280 million), and in general State charges ($222 million).

      Grants to Local Governments include financial aid to local governments and non-profit organization, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (42 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for higher education programs (6 percent), mental hygiene programs (6 percent), welfare assistance (5 percent), and children and families services (3 percent) represent the next largest areas of local aid.

      Spending in local assistance is estimated at $25.81 billion in 2000-0 1, an increase of $203 million (0.8 percent) from the current year. The change in spending is comprised primarily of increases for school aid, health and mental health programs, offset in part by the financing of certain health programs with dedicated funds supported by resources from HCRA 2000. Reestimates of current spending needs, new cost containment, and spending from the Community Projects Fund originally planned for 1999-2000 account for most of the remaining change.

      General Fund spending for school aid is projected at $10.86 billion in 2000-01 (on a State fiscal year basis) an increase of $250 million (2.4 percent). On a school-year basis, school aid will grow by $355 million and fund operating, building, transportation, and other school aid programs, as well as the balance of aid payable for the 1999-2000 school year. The Executive Budget, as amended, also recommends new funding for teacher certification and high-need districts, as well as programmatic restructuring in BOCES aid, teacher support aid and special education.

      Medicaid spending is estimated at $5.68 billion in 2000-01, an increase of $65 million (1.2 percent) from 1999-2000. Spending growth in Medicaid is projected at 5.5 percent, but is offset by the HCRA 2000 actions noted above, including continuation of cost containment actions from prior fiscal years, and efforts to maximize Federal aid that moderate spending growth. The projections also include the use of $92 million from the tobacco settlement to help offset the increase in Medicaid costs.

      Spending on welfare is projected at $1.25 billion, a decrease of $11 million from 1999-2000. Since 1994-95, State spending on welfare has fallen by one-third, driven by the State's strong economic performance over the past four years, welfare changes initiated at the State and federal levels, and aggressive fraud prevention measures. Although the number of people on welfare is expected to decline from 1999-2000, General Fund support in 2000-01 is expected to remain nearly unchanged primarily to satisfy federal maintenance-of-effort requirements.

      Local assistance spending for Children and Families Services is projected at $789 million in 2000-01, down $66 million (7.7 percent) from 1999-2000. The decline in General Fund spending masks higher programmatic spending on child care and child welfare services that is occurring with increased Federal funds, allowing the State to expand services in this area.

      Medicaid hygiene programs are expected to grow by $66 million to almost $1.50 billion in 2000-01, with additional funding for the Community Reinvestment Program, Kendra's Law, and the new community services programs initiated in 1999-2000. General Fund growth in mental hygiene is moderated by increases in Federal aid ($65 million) and the availability of HCRA 2000 funds.

      Spending for all other local assistance programs is projected to total $5.73 billion in 2000-01. Increased funding for programs for children with special educational needs ($16 million), county administration of welfare and Medicaid programs ($23 million), support for the City University of New York ($50 million), and a timing adjustment for disbursements from the Community Projects Fund ($140 million) is partially offset with decreases resulting from utilization of HCRA 2000 revenues to fund various health programs. The projections include spending of $24 million for the Consolidated Highway Improvement Program (down $35 million from last year), $82 million for the Empire State Development Corporation (down $22 million), and the creation of a Criminal Justice Block Grant that consolidates several programs for the purpose of increasing flexibility for local governments.

      State Operations account for the cost of running the Executive, Legislative, and Judicial branches of government. Spending in this category is projected to increase by $449 million, or 6.8 percent above 1999-2000. Personal service costs are projected at $5.12 billion, an increase of $308 million-, non-personal service costs are projected at $1.96 billion, an increase of $141 million.

      Higher spending for State Operations is attributable in part to a reduction in one-time receipts from the State University that offset General Fund spending in 1999-2000 ($61 million), and a decrease in federal grant awards for the Department of Justice ($80 million), a portion of which is timing-related.

      Other sources of growth in State Operations include the costs of the labor contract between the United University Professionals (UUP) and the State University ($50 million), the development of computerized systems in the Department of Health and the Department of Family Assistance ($45 million), increases in the Judiciary budget ($38 million), and higher costs in the Department of Justice in 2000-01, including the full cost of staffing two State prisons - one recently opened and one scheduled to open in 2000 ($32 million). The State's overall workforce is projected at approximately 196,100 persons by the end of 2000-01, up about 1,700 from the end of 1999-2000.

      General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches. These payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Total spending in General State Charges is projected to grow by $149 million (7.1 percent) over 1999-2000. The State expects higher health insurance rates in calendar year 2000 ($115 million), primarily to cover the increasing cost of providing prescription drug benefits for State employees.

      Transfers in support of debt service are projected to grow approximately 2 percent to $2.28 billion in 2000-01. Debt reduction initiatives include additional deposits to DRRF, a constitutional and statutory debt reform proposal, and other debt management strategies that expand the use of short-term instruments to reduce financing costs and broaden the market base for State-supported debt.

      Transfers in support of capital projects in 2000-01 are projected at $238 million, a $95 million increase over the 1999-2000 estimate of $143 million. The increase is primarily due to an adjustment related to DRRF that artificially lowers transfers by $50 million in 1999-2000. Also, reimbursements for SUNY advance capital spending return to a more traditional level in 2000-01 after $44 million of delayed reimbursements for 1998-99 spending was received in 1999-2000.

      All other transfers. decline in 2000-01 primarily as a result of the State's subsidy for the Roswell Park Cancer Institute ($90 million) being financed under HCRA 2000.

NON-RECURRING RESOURCES

      DOB estimates that the 2000-01 Financial Plan utilizes $32 million in new non-recurring resources to finance operations. The largest one-time resource consists of receipts from a one-time assessment amnesty program for medical providers ($20 million). The remaining amounts represent various fund sweeps and transfers to the General Fund that occur each year.

2000-01 CLOSING BALANCE IN THE GENERAL FUND

      The State projects a closing balance of $1.61 billion in the General Fund at the end of 2000-01. This balance is comprised of a $433 million reserve set aside from the 1999-2000 surplus to finance the estimated costs of the Governor's proposed tax reduction package in 2001-02 and 2002-03, $475 million in cumulative reserves for collective bargaining ($425 million from 2000-01 plus $50 million from 1999-2000), $548 million in the Tax Stabilization Reserve Fund, and $150 million in the Contingency Reserve Fund after a proposed $43 million deposit in 2000-01. The change in the closing fund balance compared to 1999-2000 results from the planned use in 2000-01 of $265 million for existing legislative initiatives financed from the Community Projects Fund and the reclassification of DRRF into the Capital Projects Fund, offset by increased reserves for collective bargaining tax reduction, and litigation discussed above.

      In addition to the General Fund closing balance of $1.61 billion, the State will have a projected $567 million in the tax refund reserve at the end of 2000-01. Also, $1.2 billion is proposed to be on deposit in the Star Special Revenue Fund to be used in 2001-02 for State-funded local tax reductions and $250 million is proposed to be on deposit in the DRRF. The balance in the DRRF is projected to be used in 2001-02 to retire existing high-cost State-supported debt and increase pay-as-you-go financing of capital projects.

      On November 23, 1998, the attorney s general for forty-six states (including New York) entered into a master settlement agreement (MSA) with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent), The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation.

      From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

      The State plans to use $1.29 billion in tobacco money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected new costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 is proposed to be deposited to the Debt Reduction Reserve Fund (DRRF) and used to lower State debt.

SPECIAL REVENUE FUNDS

      For 2000-01, the Financial Plan projects disbursements of $33.55 billion from Special Revenue Funds ("SRFs") derived from both State and federal sources, an increase of $2.82 billion or 9.2 percent over 1999-2000. Disbursements from State SRFs are projected at $10.54 billion, an increase of $1.42 billion or 15.6 percent from 1999-2000. The STAR program, disbursements for which increase by $815 million from 1999-2000, accounts for most of the year-to-year growth in State SRF spending Disbursements from federal SRFs, which account for approximately three-quarters of all special revenue spending, are estimated at $23-01 billion in 2000-01, an increase of $1.39 billion or 6.4 percent from 1999-00. The year-to-year growth in federal SRF spending is primarily due to increases in federal contributions for Medicaid ($791 million), Children and Families ($269 million), Education ($123 million) and the expanded Child Health Plus program ($103 million).

CAPITAL PROJECTS FUNDS

      Disbursements from Capital Projects funds in 2000-01 are estimated at $4.33 billion, or $156 million higher than 1999-2000. The proposed spending plan includes: $2.59 billion in disbursements for transportation purposes, including State and local highway and bridge programs; $722 million for environmental activities; $261 million for public protection; $401 million for education, including SUNY and CUNY; and $134 million for mental hygiene projects.

      Approximately 54 percent of capital projects spending in 2000-01 is proposed to be financed with State (23 percent) and federal (31 percent) "pay-as-you-go" resources. State-supported bond issuances are projected to, finance 46 percent of capital projects spending, with 8 percent of the total financed with General Obligation bonds and the balance (46 percent) from lease purchase contractual obligations.

DEBT SERVICE FUNDS

      Disbursements from Debt Service Funds are estimated at $3.81 billion in 2000-01, an increase of $234 million from 1999-2000. The increase in debt service is primarily attributable to bonds issued in prior fiscal years in support of the following projects: $131 million for State and local highway and bridge programs financed by the Dedicated Highway and Bridge Trust Fund; $39 million for SUNY and CUNY higher education purposes, and $22 million for the mental hygiene programs financed through the Mental Health Services Fund.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS

      DOB projects cash-basis General Fund budget gaps of $1.23 billion in 2000-01 and $2.65 billion in 2002-03. These gaps assume that the Legislature will enact the 2000-01 Executive Budget, as amended, and accompanying legislation in its entirety, and that reserves proposed by the Governor for current and proposed tax reductions are used to offset these costs in the outyears.

      The Financial Plan estimates include the use of the $1.2 billion STAR tax reduction reserve to offset the cost of that program in 2001-02. The Financial Plan also assumes that a new $433 million tax production serve will be created to pay for the estimated costs of the Governor's proposed 20000 1 tax reduction program, with $123 million applied in 2001-02 and the remaining $3 10 million in 2002-03.

      These projections also assume that the Debt Reduction Reserve Fund will be used to decrease high-cost State-supported debt and increase pay-as-you-go spending for capital projects, which will produce recurring debt service savings of $70 million annually. Finally, the gap projections contain reserves for a possible collective bargaining agreement, and do not assume any annual spending efficiencies to reduce the size of the gaps. If the projected budget gap for 2001-02 is closed with recurring actions, the 2002-03 budget gap would be reduced to $1.42 billion. In recent years, the State has closed projected budget gaps which DOB estimates at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99).

RECEIPTS

      General Fund receipts increase to an estimated $39.42 billion in 2001-02 reflecting a projection of continued economic growth, the incremental impact of already enacted tax reductions, the impact of prior refund reserve transactions and the continued earmarking of receipts for dedicated highway purposes. Receipts are projected to grow modestly to $39.83 billion in 2002-03, again reflecting the impact of enacted tax cuts on normal receipts growth, as well as the incremental impact of new tax reductions recommended with the Executive Budget, as amended.

      Overall, both the national and New York economies are expected to continue to expand, at modestly lower rates through 2003. There is no forecast of recession during the outyear projection period.

      Personal income tax receipts are projected to increase to $24.06 billion in 2001-02. The increase from 2000-01 reflects the positive impact of refund reserve transactions on 2000-01 receipts, use of the $1.2 billion in STAR reserves deposited in 2000-01, and a modest reduction in the growth in underlying liability. In addition, receipts are reduced by the incremental value of the STAR tax reduction plan and the required deposit of personal income tax receipts into the School Tax Relief Fund. Personal income tax receipts for 2002-03 are projected to increase to $24.35 billion. The modest increase results from continued normal growth in liability offset by increasing deposits to the School Tax Relief Fund.

      In general, income tax growth for 2001-02 and 2002-03 is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized capital gains, and business income.

      Wages are estimated to continue to grow at a relatively rapid rate by historical standards over the 2001-02 and 2002-03 period reflecting continued above-average employment growth over the projection period. Wage growth does moderate from the atypical large wage gains of 1998 and 1999 as bonus growth (an imp ort ant component of wages) is expected to slow to the 7 to 10 percent range over the 2001 to 2003 period.

      Growth in realized capital gains is projected to gradually slow from the rapid increases experienced over the past several years. This rapid growth has been fueled by the significant "run-up" in the value of equities since 1995. Additionally, changes in the federal tax treatment of capital gains income in 1997 have made the realization of gains more attractive in recent years. The 2001-02 and 2002-03 projections assume a slow-down in the sharp run up in equity markets and a gradual reduction in gains realized in response to the 1997 federal law change as the original unlocking effect of lower tax rates on long-held assets subsides.

      The 2001-02 and 2002-03 projections assume increases in the other major components of income consistent with continued growth in the overall economy. In particular, interest dividend and business income are expected to grow at rates very close to the average growth in these components over the 1995 to 1999 period.

      It should be noted that growth in income tax receipts in recent years has been heavily influenced by special factors including the rapid growth in the stock market noted above. The outyear projections assume a moderation in the special factors that have produced the rapid receipts growth of recent years. However, there is no forecast of a reduction in any of the major income components influencing outyear income tax results.

      Receipts from user taxes and fees are estimated to total $7.28 billion in 2001-02, an increase of $202 million from 2000-01. This increase is due almost exclusively to growth in the sales tax and motor vehicle fees as partly offset by increased earmarking of motor fuel taxes and motor vehicle fees to the dedicated transportation funds.

      User taxes and fees are expected to grow to $7.42 billion in 2002-03. Continuing economic growth is projected over the next several years in the factors which influence sales tax collections. These factors include estimates of continued above-average growth in employment and modest increases in personal income. These assumptions result in underlying growth in the sales tax base in the 5 percent range. The overall growth in this category results from the growth in the sales tax offset by the continued increase in the earmarking of motor fuel taxes and motor vehicle fees to the dedicated transportation funds.

      Business tax receipts are estimated to decline to $3.95 billion in 2001-02 as the impact of recently-enacted tax reductions becomes more pronounced. Receipts are projected to fall to $3.76 billion in 2002-03, reflecting the ongoing effect of already-enacted and proposed business tax reductions becoming effective.

      Other taxes are projected to increase to $800 million in 2001-02 as the impact of estate tax reform and the elimination of the gift tax are fully recognized in 2000-01 receipts. In 2002-03, other tax receipts increase by $51 million to an estimated $851 million.

      Miscellaneous receipts are estimated to total $1.26 billion in 2001-02, a decline of $77 million from the prior year. Receipts in this category are projected at $1.23 billion in 2002-03.

      Transfers from other funds are estimated to grow to $2.07 billion in 2001-02 and to $2.22 billion in 2002-03, as revenues associated with transfers that support LGAC and other debt programs continue to grow in concert with the overall economy.

      Disbursements. The State currently projects spending to grow by $2.34 billion (6.2 percent) in 2001-02 and $1.80 billion (4.5 percent) in 2002-03. General Fund spending increases at a higher rate in 2001-02 than in 2002-03 primarily because of the loss or assumed decline in certain funding sources (including federal funds) that offset General Fund spending, as described below.

      Local assistance spending accounts for most of the projected growth in General Fund spending in the outyears, increasing by $1.48 billion (5.7 percent) in 2001-02 and $1.44 billion (5.3 percent) in 2002-03.

      School aid, the largest category of General Fund spending, is projected to grow by $945 million in 2001-02 and $802 million in 2002-03. The estimated growth in school aid on a school year basis ($867 million 2001-02 and $789 million in 2002-03) reflects the reforms proposed in the 2000-01 Executive Budget. These increases are primarily attributable to continuing building aid growth (over $300 million in both 2001-02 and 2002-03); textbook and computer aids ($120 million growth in 2001-02); transportation and special education ($165 million growth annually); and operating aid growth ($170 million in 2001-02; $200 million in 2002-03). Spending for pre-school handicapped programs is expected to grow at roughly 7 percent annually in each of the two projection years.

      Medicaid, the next largest General Fund program, is expected to grow by $557 million in 200102 and another $426 million in 2002-03. Spending growth in Medicaid is projected at 7.5 percent annually, consistent with the estimates of the Congressional Budget Office. Medicaid growth is slowed by savings from HCRA 2000 that limit provider inflationary increases to the Consumer Price Index ($11 million in 2000-01 growing to $38 million and then to nearly $ 100 million), and the use of $91 million annually from tobacco settlement funds to partially finance new Medicaid costs.

      The continued strength in the State economy and the success of welfare reforms are expected to help keep State spending for welfare programs essentially flat throughout the projection period. State support for Children and Family Services programs is expected to increase significantly in 2001-02 as additional investments in child care, coupled with the projected loss of federal funds currently used to offset General Fund spending, combine to increase spending by $83 million (10.6 percent) in that year. Mental hygiene programs also grow faster than inflation as a result of the expansion of programs for the mentally ill. Most other programs in local assistance are expected to grow at or below inflation. Revenue sharing programs are assumed to be held flat over the projection period.

      State Operations spending is expected to increase by 5.0 percent, or $351 million, in 2001-02 and another 2.5 percent, or $188 million, in 2002-03. These estimates do not include spending for new collective bargaining agreements (other than for the State University system, as discussed below). These costs are carried as a separate reserve in the Financial Plan during these years.

      Most of the growth in State Operations reflects the loss of Federal money used to offset General Fund spending in mental hygiene agencies ($126 million in 2001-02; $31 million in 2002-03), inflationary increases for non-personal service costs of roughly $70 million annually, and funding for the new SUNY collective bargaining agreements concluded with United University Professionals
(UUP). Also contributing to growth over the outyears is continued investment in technology for health and social services agencies ($18 million), normal salary increases ($50 million annually), and cost increases in the Department of Justice, including continued prison expansion ($23 million annually).

      General State Charges are projected to increase by $397 million `in 2001-02 and $142 million in 2002-03. The significant growth in 2001-02 is primarily due to the loss of $250 million in offset funding that provided General Fund savings in 1999-2000 and 2000-01. Health insurance costs that grow at roughly 8 percent ($105 million annually) and modest increases in other benefits and fixed costs account for the balance of the annual increase.

      Transfers to other funds increase by a combined $142 million across the projection period. Debt service transfers are nearly flat due to the assumed use of $750 million in debt reduction reserves deposited to DRRF. Capital projects transfers also remain relatively flat with the exception of the proposed annual transfer of $69 million beginning in 2001-02 to the Remedial Program Transfer Fund to finance the clean-up of hazardous waste sites. Other transfers show growth in the outyears primarily due to the assumed decline in HCRA 2000 offset funding for the State's subsidy to the Roswell Park Cancer Institute.

YEAR 2000 COMPLIANCE

      To date, the State has experienced no significant Year 2000 computer disruptions. Monitoring will continue over the next few months to identify and correct any problems that may arise. However, there can be no assurance that outside parties who provide goods and services to the State will not experience computer problems related to Year 2000 programming in the future, or that such disruptions, if they occur, will not have an adverse impact on State operations or finances.

                               PRIOR FISCAL YEARS

GENERAL FUND 1996-97 THROUGH 1998-99

      The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

      New York State's financial operations have improved during recent fiscal years. During its last seven fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.

      1998-99 Fiscal Year. The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

      The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund
(TSRF), the Contingency Reserve Fund (CRF) and the Community Projects Fund
(CPF). The TSRF closing balance was $473 million, following an additional deposit of $73 million in 1998-99. The CRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

      The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000

      General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-99 fiscal year totaled $36.74 billion, an increase of 6.34 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23 percent from 1997-98 levels,

      1997-98 Fiscal Year. The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

      The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an additional deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF closed the fiscal year with a balance of $170 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

      General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1997-98 fiscal year totaled $34.55 billion, an annual increase of 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of 4.41 percent.

      1996-97 Fiscal Year. The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower-than-expected spending for social services programs.

      The General Fund closing balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million (repaying a transfer made in 1991-92) and an additional deposit of $65 million in 1996-97. In addition, $41 million remained on deposit in the CRF. The remaining $75 million reflected amounts then on deposit in the CPF. The General Fund closing balance did not include $1.86 billion in the tax refund reserve account; of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

      General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year. General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

                           LOCALITIES AND AUTHORITIES

THE CITY OF NEW YORK

      The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

      The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year. For current information on the City's Financial Plan and its most recent financial disclosure, contact the Office of the Comptroller, Municipal Building, Room 517, One Centre Street, New York, NY 10007, Attention:
Deputy Comptroller for Public Finance.

      To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance the rehabilitation of its infrastructure and other capital needs and to refinance existing debt, as well as for seasonal financing needs. In fiscal year 1998 and again in fiscal year 2000, the State constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent these disruptions in the capital program, two entities were created to issue debt to increase the City's capital financing capacity: (i) the State Legislature created the Transitional Finance Authority ("TFA") in 1997, and (ii) the City created the Tobacco Settlement Asset Securitization Corporation in 1999. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity in fiscal year 2002, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit.

      Fiscal Oversight. In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC MAC) to provide financing assistance to the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

      Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In City fiscal year 1997-98, the State constitutional debt limit would have prevented the City from entering into new capital contracts. Therefore, in 1997, the State created the New York City Transitional Finance Authority (TFA) in order to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City's current fiscal year 1999-2000. To continue its capital plan without interruption, the City is proposing an amendment to the State Constitution to change the methodology used to calculate the debt limit. Since an amendment to the Constitution to raise the debt limit could not take effect until City fiscal year 2001-02 at the earliest, the City has decided to securitize a portion of its share of the proceeds from the settlement with the nation's tobacco companies. However, a number of potential developments may affect both the availability and level of funding that the City will receive from the tobacco settlement. City officials have indicated that, should their efforts to securitize a portion of City tobacco settlement proceeds fail or not be accomplished in a timely manner, the City will request that the State increase the borrowing authority of the TFA.

OTHER LOCALITIES

      Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1999-2000 fiscal year.

      The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 1999-2000 totals $113.9 million. In 1997-98, the State increased General Purpose State Aid for local governments by $27 million to $550 million, and has continued funding at this new level since that date.

      While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

      Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings, In 1997, the total indebtedness of all localities in the State, other than New York City, was approximately $21.0 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-two localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1997.

      Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

METROPOLITAN TRANSPORTATION AUTHORITY

      The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Since 1980, the State has enacted several taxes-including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax-that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of I percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. The 1999-2000 enacted budget provides State assistance to the MTA totaling approximately $1.4 billion, an increase of $55 million over the 1998-99 fiscal year.

      State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the 1995-99 Capital Program). In July 1997, the Capital Program Review Board (CPRB) approved the 1995-99 Capital Program and subsequently amended it in August 1997 and in March 1999. The MTA plan now totals $12.55 billion. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The currently approved 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed with assistance from the federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA.

      The MTA is expected to submit a proposed capital plan for 2000 through 2004 by October 1, 1999 for consideration by the CPRB. There can be no assurance that the proposed capital plan will be approved by the CPRB without significant modifications, that the plan as adopted will be adequate to finance the MTA's capital needs over the plan period, or that funding sources identified in the approved plan will not be reduced or eliminated.

      There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 and 2000-04 Capital Programs or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 and 2000-04 Capital Programs accordingly. If the 1995-99 and 2000-04 Capital Programs are delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

      The MTA has proposed a $17.5 billion capital program for 2000 through 2004. There can be no assurance that the proposed capital plan will be approved by the Capital Program Review Board without significant modifications, that the plan as adopted will be adequate to finance the MTA's capital needs over the plan period, or that funding sources identified in the approved plan will not be reduced or eliminated.

                                   LITIGATION

      The State is involved in various legal proceedings which involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State `in the 1999-2000 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in these proceedings, in updates or supplements to the AIS.

                                   APPENDIX C
                         DESCRIPTION OF SECURITY RATINGS

      STANDARD & POOR'S

      Corporate and Municipal Bonds

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Plus(+) or
Minus(-) The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper, including Tax Exempt

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MOODY'S

Corporate and Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Note Moody's applies numerical modifiers, 1,2, and 3 in each generic rating classification from Aa through Bb in its corporate bond rating system. The modifier 1 indicates that the security rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Those municipal bonds within the Aa, A, Baa, and Ba categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, and Ba1.

Commercial Paper

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  Leading market positions in well established industries.

                  High rates of return on funds employed.

                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE

Corporate Bond Ratings

AAA Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien -- in many cases directly following an AAA security -- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

A Securities of this rating are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Securities of this rating are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus(+) or
Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper Ratings

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS RATINGS

Corporate Bond Ratings

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

AA+
AA, AA- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A+ A, A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+
BBB, BBB-   Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

Commercial Paper Ratings

Duff 1+ Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                                     PART C

ITEM 23.  EXHIBITS

      (a)(1) Amended and Restated Declaration of Trust, with establishments and designations of series and further amendments. 1

      (a)(2) Establishment and designation of series for Republic Taxable Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund. 7

      (b)    By-Laws. 1

      (c) Specimen certificate of shares of beneficial interest of Republic Funds. 1

      (d)(1) Master Investment Advisory Contract, with supplements regarding Republic New York Tax-Free Bond Fund, Republic New York Tax-Free Money Market Fund and Republic Equity Fund. 1

      (d)(2) Amended and Restated Second Master Investment Advisory Contract, with supplement regarding Republic U.S. Government Money Market Fund. 1

      (d)(3) Subadvisory Agreement between Alliance Capital Management L.P. and Republic National Bank of New York regarding Republic Equity
             Fund. 9

      (d)(4) Subadvisory Agreement between Brinson Partners, Inc. and Republic National Bank of New York regarding Republic Equity Fund. 9

      (e) Distribution Agreement regarding Republic U.S. Government Money Market Fund, Republic New York Tax Free Money Market Fund, Republic New York Tax Free Bond Fund, Republic Equity Fund, Republic Taxable Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund. 9

      (f)    Not applicable.

      (g)(1) Form of Custodian Agreement - Republic. 13

      (g)(2) Form of Transfer Agency and Service Agreement - BISYS. 13

      (h)(1) Form of Service Agreement. 1

      (h)(2) Administrative Agreement regarding Republic U.S. Government Money Market Fund, Republic New York Tax-Free Money Market Fund, Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund. 9

      (h)(3) Amended and Restated Administrative Services Plan. 6

      (h)(4) Administration Agreement between Republic Funds and BISYS. 13

      (h)(5) Fund Accounting Agreement--BISYS. 13

      (i)(1) Opinion of Counsel. 2

      (i)(2) Consent of Counsel.

      (j)    Consent of Independent Auditors.

      (k)    Not applicable.

      (l)(1) Initial Investor Representation letter regarding Republic International Equity Fund and Republic Fixed Income Fund. 3

      (l)(2) Initial Investor Representation letter regarding Republic Equity Fund. 2

      (m) Amended and Restated Master Distribution Plan, with supplements regarding Republic U.S. Government Money Market Fund, Republic New York Tax-Free Money Market Fund, Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund. 6

      (n)    Multiple Class Plan. 5

      (p)(1) Code of Ethics for Republic Funds (to be filed by amendment).

      (p)(2) Code of Ethics for HSBC USA (to be filed by amendment).

      (p)(3) Code of Ethics for Miller Anderson & Sherrard (to be filed by amendment).

      (p)(4) Code of Ethics for Alliance Capital Management L.P. (to be filed by amendment).

      (p)(5) Code of Ethics for Brinson Partners, Inc. (to be filed by amendment).

      (p)(6) Code of Ethics for Capital Guardian Trust Company (to be filed by amendment).

      (p)(7) Code of Ethics for MFS Institutional Advisers, Inc. (to be filed by amendment).

      (p)(8) Code of Ethics for BISYS

      (p)(9) Code of Ethics for Republic Portfolios (to be filed by amendment).


      (o)(1) Powers of Attorney of Trustees and Officers of Registrant and Republic Portfolios. 8

      (o)(2) Power of Attorney for Adrian Waters. 10

      (o)(3) Power of Attorney for Walter B. Grimm. 13

----------
      1. Incorporated herein by reference from post-effective amendment No. 35 to the registration statement on Form N-1A of the Registrant (File no. 33-7647) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on January 23, 1996.

      2. Incorporated herein by reference from post-effective amendment No. 33 to the Registration Statement as filed with the SEC on June 27, 1995.

      3. Incorporated herein by reference from post-effective amendment No. 29 to the Registration Statement as filed with the SEC on December 20, 1994.

      4. Incorporated herein by reference from post-effective amendment No. 36 to the Registration Statement as filed with the SEC on March 1, 1996.

      5. Incorporated herein by reference from post-effective amendment No. 37 to the Registration Statement as filed with the SEC on April 4, 1996.

      6. Incorporated herein by reference from post-effective amendment No. 39 to the Registration Statement as filed with the SEC on June 17, 1996.

      7. Incorporated herein by reference from post-effective amendment No. 40 to the Registration Statement as filed with the SEC on November 27, 1996.

      8. Incorporated herein by reference from post-effective amendment No. 42 to the Registration Statement filed with the SEC on January 31, 1997.

      9. Incorporated herein by reference from post-effective amendment No. 46 to the Registration Statement as filed with the SEC on February 28, 1997.

     10. Incorporated herein by reference from post-effective amendment No. 50 to the Registration Statement as filed with the SEC on January 2, 1998.

     11. Incorporated herein by reference from post-effective amendment No. 52 to the Registration Statement as filed with the SEC on March 12, 1998.

     12. Incorporated herein by reference from post-effective amendment No. 54 to the Registration Statement as filed with the SEC on August 24, 1998.

     13. Incorporated herein by reference from post-effective amendment No. 63 to the Registration Statement as filed with the SEC on March 1, 1999.

     14. Incorporated herein by reference from post-effective amendment No. 65 to the Registration Statement as filed with the SEC on March 25, 1999.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Not applicable.

ITEM 25. INDEMNIFICATION

      Reference is hereby made to Article IV of the Registrant's Declaration of Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees or officers of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable.

      If a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees or officers of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees or officers in connection with the shares being registered, the Registrant will, unless in the opinion of its Counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

      HSBC Bank USA ("HSBC") acts as investment adviser to Republic Funds and Republic Advisor Funds Trust, and is a subsidiary of HSBC USA, Inc. ("HSBC USA"), 452 Fifth Avenue, New York, New York 10018, a registered bank holding company. HSBC's directors and principal executive officers, and their business and other connections for at least the past two years, are as follows (unless otherwise noted, the address of all directors and officers is 452 Fifth Avenue, New York, New York 10018):

                     NAME -- BUSINESS AND OTHER CONNECTIONS

Directors - HSBC Bank USA

Mr. Sal H. Alfiero
Chairman of the Board
Mark IV Industries, Inc.
501 John James Audubon Parkway
Amherst, New York 14228

Mr. John R.H. Bond
Chairman
HSBC Holdings plc
10 Lower Thames Street - Floor 10
London EC3R 6AE U.K.

Mr. James H. Cleave
9108 Chickadee Way
Blaine, Washington  98230

Dr. Frances D. Fergusson
President
Vassar College
Office of the President
Box 43
Poughkeepsie, New York  12604-0043

Mr. Douglas J. Flint
Group Finance Director
HSBC Holdings plc
10 Lower Thames Street - Floor 10
London EC3R 6AE U.K.

Mr. Martin J.G. Glynn
President and Chief Executive Officer
HSBC Bank Canada
885 West Georgia Street - Suite 300
Vancouver, BC V6C 3E9
Canada

Mr. Stephen K. Green
Executive Director
Investment Banking and Markets
HSBC Holdings plc
Thames Exchange
10 Queen Street Place
London EC4R 1BL U.K.

Ambassador Ulric Haynes, Jr.
Executive Dean for International Relations
Office of Admissions
Bernon Hall
Hofstra University
Hempstead, New York  11550

Mr. Richard A. Jalkut
President & Chief Executive Officer
PathNet
1015 31st Street, N.W.
Washington, D.C.  20007

Mr. Bernard J. Kennedy
Chairman of the Board
Chief Executive Officer
National Fuel Gas Company
10 Lafayette Square - Floor 18
Buffalo, New York  14203

Mr. Peter Kimmelman
President
Peter Kimmelman Asset Management Co.
800 Third Avenue -- Suite 3103
New York, New York  10022

Mr. Charles G. Meyer, Jr. President
Cord Meyer Development Company
111-15 Queens Boulevard
Forest Hills, New York  11375

Mr. James L. Morice
30 E. 37th Street -- Apt. 4G
New York, New York  10016

Mr. Youssef A. Nasr
President & Chief Executive Officer
HSBC Bank USA
452 Fifth Avenue -- Floor 10
New York, New York  10018

Mr. Jonathan Newcomb
Chairman and Chief Executive Officer
Simon & Schuster, Inc.
1230 Avenue of the Americas -- Floor 17
New York, New York  10020

Mr. Henry J. Nowak
2312 Cypress Bend Road South -- Apt. C-106
Pompano Beach, FL  33069

Senior Officers - HSBC Bank USA:

Youssef A. Nasr
President and Chief Executive Officer

Leslie Bains
Senior Executive Vice President

Robert M. Butcher
Senior Executive Vice President

A.A. Flockhart
Senior Executive Vice President

Paul L. Lee
Senior Executive Vice President

Vincent J. Mancuso
Senior Executive Vice President

Robert H. Muth
Senior Executive Vice President

Vito S. Portera
Senior Executive Vice President

Elias Saal
Senior Executive Vice President

Iain A. Stewart
Senior Executive Vice President

Philip S. Toohey
Senior Executive Vice President

George T. Wendler
Senior Executive Vice President

ITEM 27.  PRINCIPAL UNDERWRITER

      (a) BISYS Fund Services (the "Sponsor") and its affiliates serve as distributor and administrator for other registered investment companies.

      (b) The information required by this Item 29 with respect to each director or officer of BISYS is hereby incorporated herein by reference from Form BD as filed by the Sponsor pursuant to the Securities Exchange Act of 1934 (File No. 8-32480).

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of: Republic National Bank of New York, 452 Fifth Avenue, New York, New York 10018; BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-

3035; and Investors Bank & Trust Company, N.A., 89 South Street, Boston, Massachusetts 02110.

ITEM 29. MANAGEMENT SERVICES

      Not applicable.

ITEM 30. UNDERTAKINGS

      (a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

      (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Republic Funds certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this registration statement on Form N-1A (File No. 33-7647) (the "Registration Statement") to be signed on its behalf by the undersigned, thereto duly authorized on the 28th day of February, 2000.

REPUBLIC FUNDS

/s/ Walter B Grimm**
--------------------
Walter B. Grimm
President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2000.

/s/ Walter B Grimm**
--------------------
Walter B. Grimm
President

/s/ Adrian Waters**
-------------------
Adrian Waters
Treasurer and Principal Accounting
and Financial Officer

/s/ Alan S. Parsow*
-------------------
Alan S. Parsow
Trustee

/s/ Larry M. Robbins*
--------------------
Larry M. Robbins
Trustee

/s/ Michael Seely*
-----------------
Michael Seely
Trustee

/s/ Frederick C. Chen*
---------------------
Frederick C. Chen
Trustee

* /s/ David J. Harris
---------------------
David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as
Exhibit 19 to post-effective amendment No. 40.

** /s/ Brecke Sweeting
----------------------
Brecke Sweeting, as attorney-in-fact pursuant to powers of attorney filed as Exhibit (p)(3) to post-effective amendment No. 65.

      Republic Portfolios (the "Portfolio Trust") has duly caused this amendment to the registration statement on Form N-1A (File No. 33-7647) ("Registration Statement") of Republic Funds (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized on the 28th day of February, 2000.


REPUBLIC PORTFOLIOS

By WALTER B. GRIMM**
   --------------------------
   Walter B. Grimm
   President

      Pursuant to the requirements of the Securities Act of 1933, the post-effective amendment to the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2000.


/s/ Walter B Grimm**
--------------------
Walter B. Grimm
President

/s/ Adrian Waters**
-------------------
Adrian Waters
Treasurer and Principal Accounting and Financial Officer of the Portfolio Trust

/s/ Alan S. Parsow*
-------------------
Alan S. Parsow
Trustee of the Portfolio Trust

/s/ Larry M. Robbins*
--------------------
Larry M. Robbins
Trustee of the Portfolio Trust

/s/ Michael Seely*
-----------------
Michael Seely
Trustee of the Portfolio Trust

/s/ Frederick C. Chen*
---------------------
Frederick C. Chen
Trustee of the Portfolio Trust

* /s/ David J. Harris
---------------------
David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as
Exhibit 19 to post-effective amendment No. 40.

** /s/ Brecke Sweeting
----------------------
Brecke Sweeting, as attorney-in-fact pursuant to powers of attorney filed as Exhibit (p)(3) to post-effective amendment No. 65.

                                  EXHIBIT LIST

      Exhibit No.                               Exhibit Name
      -----------                               ------------
      (i)(2)                                    Consent of Counsel.

      (j)                                       Consent of Independent Auditors.

      (p)(3)                                    Code of Ethics for BISYS.


                          STATEMENT OF DIFFERENCES
                          ------------------------

The service mark symbol shall be expressed as.......................... 'sm'
The dagger symbol shall be expressed as................................ 'D'